UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4108
Oppenheimer Variable Account Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/30/2011

Item 1. Reports to Stockholders.

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA
Portfolio Manager: Ronald J. Zibelli, Jr., CFA
Average Annual Total Returns
For the Periods Ended 12/30/111

	1-Year	5-Year	10-Year

Non-Service Shares	1.09%	-1.54%	1.52%
Service Shares	0.83	-1.80	1.25
Expense Ratios
For the Period Ended 12/30/111

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.84%	0.80%
Service Shares	1.09	1.05
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Dollar Tree, Inc.	2.6%
Alexion Pharmaceuticals, Inc.	2.5
Hansen Natural Corp.	2.2
Kansas City Southern, Inc.	2.1
Concho Resources, Inc.	2.0
HMS Holdings Corp.	1.9
Tractor Supply Co.	1.8
Estee Lauder Cos., Inc. (The), Cl. A	1.7
Gardner Denver, Inc.	1.7
Chipotle Mexican Grill, Inc., Cl. A	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.
2 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. During the reporting period, the Fund’s Non-Service shares produced a return of 1.09%.1 On a relative basis, the Fund outperformed the Russell 2500 Growth Index (the “Index”), which returned -1.57% over the period. The Fund outperformed the Index primarily in the health care and consumer discretionary sectors, where a number of Fund holdings generated solid returns. The Fund also outperformed in industrials and consumer staples. The Fund underperformed the Index primarily in three sectors: information technology, energy and telecommunication services, where weaker relative stock selection detracted from results. The Fund also outperformed the Russell 2000 Growth Index and the Russell MidCap Growth Index, which returned -2.91% and -1.65%, respectively.
Economic and Market Overview
The reporting period began with a sense of market optimism over improving Gross Domestic Product (“GDP”) growth in Europe and the U.S., and equity markets in those regions generally experienced solid gains through the first four months of 2011. After strong gains in 2010, developing market equities generally started the year off lagging their developed market counterparts due to concerns over slowing growth and rising inflation.
     Market volatility across global equity markets grew over the second quarter of 2011 when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries that fiscal instability might spread to other parts of Europe. Concerns over the economic problems in other European countries intensified as did a sense of unease over the health of the European banking system. A natural disaster in Japan caused disruptions in supply chains in the information technology sector and the automotive industry. Previously high-flying economies such as Brazil, Australia and India saw their GDP numbers cool off significantly as they struggled to keep their economies from heading into recession. In the U.S., the Fed’s latest round of quantitative easing, labeled “QE2”, officially ended on June 30, adding to questions around what the Fed’s next move might be to help stimulate the U.S. economy. These developments, in addition to persistently high levels of U.S. unemployment and a depressed U.S. housing market, contributed to a weaker-than-expected estimate of U.S. GDP during the second quarter of the year.
     Due to the sluggish economy and lowered expectations for future economic growth, global equities began a decline over the summer that intensified as the third quarter progressed. The markets priced in a renewed sense of pessimism that Europe might succumb to a double-dip recession and that the U.S. was headed for a prolonged period of disappointing growth. Uncertainty and market nervousness grew as a deal to raise the U.S. debt ceiling was not reached until shortly before the deadline. As a result of the intense political wrangling, the credit rating agency Standard & Poor’s took the unprecedented and controversial step of downgrading the debt of the U.S., a decision that the two other major U.S. credit rating agencies opted not to follow. These events, coupled with the high likelihood of a Greek default on its debt and worries that Italy might be next, sent stocks sharply lower over the third quarter of 2011.
     In the fourth quarter, equity markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life as high unemployment trended downward, the housing market picked up slightly and consumer sentiment improved.
Top Individual Contributors
Health care was a top performing sector for the Fund during the period, led by two holdings in the pharmaceuticals industry: Alexion Pharmaceuticals, Inc. and Valeant Pharmaceuticals. Alexion Pharmaceuticals, a stock that we have owned for more than three years, continued to perform well. The company’s drug Soliris treats patients with rare, life-threatening blood disorders. In addition to growing quickly in its original indication, Soliris was recently approved for patients in a second indication (an additional medical use) and new clinical data shows the drug may work in a series of related conditions. Alexion management raised guidance every quarter last year as operational performance was excellent. Alexion was the second largest holding of the Fund at period end. Valeant Pharmaceuticals owns a broad

1. December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
3 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
portfolio of drugs sold mostly outside of the U.S. The company completed a few significant acquisitions during the year that we believe should allow for steady growth at high margins. The Fund exited its position in Valeant late in the reporting period as the market cap grew above $15 billion.
     Consumer discretionary was the second-best performing sector and outperformance came from a number of holdings. Dollar Tree, Inc. is an operator of discount variety stores that performed particularly well over the closing months of the period, as it benefited from consumers seeking sales in a difficult economic environment. It was the Fund’s top holding at period end. Beauty retailer Ulta Salon, Cosmetics & Fragrance, Inc. reported positive earnings results during the period, continuing a streak of quarters in which it reported earnings above analysts’ estimates. Solid same-store sales, as well as revenue from new stores, benefited the company’s stock price. In addition, Ulta’s success can be attributed to market share shifts in the beauty industry away from department stores and toward specialty stores. Chipotle Mexican Grill, Inc., a fast food chain specializing in burritos and tacos, experienced increased traffic in its stores and continued to grow by opening new locations. Higher prices also benefited the company, and helped combat rising food prices.
     Consumer staples stock Hansen Natural Corp. also contributed positively to performance this period. Hansen Natural, through its subsidiaries, develops and sells specialty beverages in the U.S. and internationally. High demand for the company’s Monster energy drinks was a primary driver of its success.
Top Individual Detractors
Holdings that detracted from performance this period included health care stock Brookdale Senior Living, Inc., information technology holdings Aruba Networks, Inc. and Acme Packet, Inc., and consumer discretionary stock Green Mountain Coffee, Inc. Green Mountain Coffee was the most significant underperformer this reporting period. The company underperformed because investor sentiment was negatively impacted by disappointing revenues and a bearish presentation made by a high profile hedge fund manager. Aruba Networks and Acme Packet underperformed in a generally weak environment for networking firms. Acme Packet, a networks solutions company that enables the delivery of interactive communications across internet protocol (IP) network borders, was also adversely affected by the timing of orders from large telecommunication services customers. Brookdale Senior Living, Inc., an operator of senior living communities in the U.S., declined over the second half of the period as higher operating expenses weighed on its stock price. We exited our positions in Brookdale Senior Living, Acme Packet and Green Mountain Coffee by period end.
Outlook
The macroeconomic environment is characterized by modest economic expansion, solid but decelerating profit growth and increased merger and acquisition activity. We believe that this is an environment that favors growth companies and are optimistic regarding the Fund’s investment strategy. We use a disciplined investment process designed to help take advantage of inefficiencies inherent in the small- and mid-cap markets. We rely on bottom-up, or company-level, research to help identify dynamic firms whose potential for above-average, sustainable revenue and earnings growth may position them to outperform. We believe our focus on higher quality growth companies has the potential to provide both upside participation and a degree of downside protection over the long term.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Russell 2500® Growth Index, the Russell 2000® Growth Index and the Russell MidCap® Growth Index. The Russell 2500® Growth Index is an unmanaged index of U.S. small-cap and mid-cap growth stocks. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Growth Index is an unmanaged index of medium-capitalization domestic growth stocks. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
5 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
6 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
7 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2011	December 30, 2011	December 30, 2011

Actual
Non-Service shares	$1,000.00	$881.60	$3.78

Service shares	1,000.00	880.50	4.96

Hypothetical
(5% return before expenses)

Non-Service shares	1,000.00	1,021.06	4.06

Service shares	1,000.00	1,019.80	5.33
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%
Service shares	1.05
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
8 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—98.0%
Consumer Discretionary—19.5%
Distributors—0.5%
LKQ Corp.[1]	99,510	$2,993,261
Hotels, Restaurants & Leisure—3.6%
Chipotle Mexican Grill, Inc., Cl. A1	28,631	9,669,834
Panera Bread Co., Cl. A1	59,520	8,419,104
Tim Hortons, Inc.	58,380	2,826,760

		20,915,698

Household Durables—0.9%
Tempur-Pedic International, Inc.[1]	96,710	5,080,176
Internet & Catalog Retail—0.3%
HomeAway, Inc.[1]	79,380	1,845,585
Multiline Retail—3.7%
Dollar Tree, Inc.[1]	181,315	15,069,090
Nordstrom, Inc.	125,220	6,224,686

		21,293,776

Specialty Retail—6.5%
O’Reilly Automotive, Inc.[1]	35,700	2,854,215
PetSmart, Inc.	97,900	5,021,291
Sally Beauty Holdings, Inc.[1]	160,740	3,396,436
Tiffany & Co.	99,910	6,620,037
Tractor Supply Co.	146,470	10,274,863
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	148,120	9,615,950

		37,782,792

Textiles, Apparel & Luxury Goods—4.0%
Deckers Outdoor Corp.[1]	82,970	6,270,043
Fossil, Inc.[1]	57,560	4,567,962
lululemon athletica, Inc.[1]	103,810	4,843,775
Michael Kors Holdings Ltd.[1]	127,020	3,461,295
Under Armour, Inc., Cl. A1	54,600	3,919,734

		23,062,809

Consumer Staples—7.1%
Beverages—2.2%
Hansen Natural Corp.[1]	138,920	12,800,089
Food & Staples Retailing—2.1%
Fresh Market, Inc. (The)[1]	93,470	3,729,453
Whole Foods Market, Inc.	123,860	8,618,179

		12,347,632

Personal Products—2.8%
Estee Lauder Cos., Inc. (The), Cl. A	89,650	10,069,488
Herbalife Ltd.	113,510	5,865,062

		15,934,550

Energy—8.8%
Energy Equipment & Services—6.0%
Atwood Oceanics, Inc.[1]	164,200	6,533,518
Carbo Ceramics, Inc.	44,690	5,511,618
Core Laboratories NV	66,090	7,530,956
Oceaneering International, Inc.	63,770	2,941,710
Oil States International, Inc.[1]	102,650	7,839,381
Superior Energy Services, Inc.[1]	149,780	4,259,743

		34,616,926

Oil, Gas & Consumable Fuels—2.8%
Cabot Oil & Gas Corp., Cl. A	63,180	4,795,362
Concho Resources, Inc.[1]	121,300	11,371,875

		16,167,237

Financials—5.8%
Capital Markets—1.5%
Affiliated Managers Group, Inc.[1]	52,650	5,051,768
LPL Investment Holdings, Inc.[1]	110,290	3,368,257

		8,420,025

Commercial Banks—2.2%
First Republic Bank[1]	158,250	4,844,033
Signature Bank[1]	128,940	7,735,111

		12,579,144

Insurance—2.1%
Arthur J. Gallagher & Co.	160,940	5,381,834
ProAssurance Corp.	85,920	6,858,134

		12,239,968

Health Care—13.5%
Biotechnology—3.1%
Alexion Pharmaceuticals, Inc.[1]	202,940	14,510,210
BioMarin Pharmaceutical, Inc.[1]	92,570	3,182,557

		17,692,767

Health Care Equipment & Supplies—1.8%
Cooper Cos., Inc. (The)	57,790	4,075,351
Edwards Lifesciences Corp.[1]	46,160	3,263,512
IDEXX Laboratories, Inc.[1]	41,660	3,206,154

		10,545,017
9 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care Providers & Services—4.0%
AmerisourceBergen Corp.	205,340	$7,636,595
Catalyst Health Solutions, Inc.[1]	92,800	4,825,600
HMS Holdings Corp.[1]	338,930	10,838,981

		23,301,176

Health Care Technology—2.4%
Cerner Corp.[1]	127,760	7,825,300
SXC Health Solutions Corp.[1]	107,270	6,058,610

		13,883,910

Pharmaceuticals—2.2%
Perrigo Co.	56,770	5,523,721
Watson Pharmaceuticals, Inc.[1]	118,580	7,155,117

		12,678,838

Industrials—18.2%
Aerospace & Defense—3.8%
B/E Aerospace, Inc.[1]	181,170	7,013,091
Hexcel Corp.[1]	236,710	5,730,749
TransDigm Group, Inc.[1]	97,200	9,300,096

		22,043,936

Commercial Services & Supplies—2.4%
Clean Harbors, Inc.[1]	54,310	3,461,176
Stericycle, Inc.[1]	61,730	4,810,002
Waste Connections, Inc.	163,980	5,434,297

		13,705,475

Electrical Equipment—3.7%
AMETEK, Inc.	185,905	7,826,601
Polypore International, Inc.[1]	125,110	5,503,589
Roper Industries, Inc.	96,860	8,414,228

		21,744,418

Machinery—5.4%
Gardner Denver, Inc.	130,181	10,031,748
Joy Global, Inc.	77,510	5,810,925
Pall Corp.	50,530	2,887,790
Robbins & Myers, Inc.	107,062	5,197,860
Wabtec Corp.	106,080	7,420,296

		31,348,619

Marine—0.8%
Kirby Corp.[1]	66,820	4,399,429
Road & Rail—2.1%
Kansas City Southern, Inc.[1]	177,770	12,090,138
Information Technology—19.0%
Communications Equipment—1.6%
Aruba Networks, Inc.[1]	207,400	3,841,048
F5 Networks, Inc.[1]	27,220	2,888,586
Riverbed Technology, Inc.[1]	116,600	2,740,100

		9,469,734

Computers & Peripherals—1.0%
SanDisk Corp.[1]	118,800	5,846,148
Internet Software & Services—3.7%
Equinix, Inc.[1]	57,900	5,871,060
IAC/InterActiveCorp	73,750	3,141,750
Mercadolibre, Inc.	35,970	2,861,054
Rackspace Hosting, Inc.[1]	223,380	9,607,574

		21,481,438

IT Services—1.8%
Alliance Data Systems Corp.[1]	33,690	3,498,370
Teradata Corp.[1]	140,160	6,799,162

		10,297,532

Semiconductors & Semiconductor Equipment—2.8%
Avago Technologies Ltd.	210,940	6,087,728
Cavuim, Inc.[1]	195,800	5,566,594
Cypress Semiconductor Corp.	249,080	4,206,961

		15,861,283

Software—8.1%
Ariba, Inc.[1]	196,950	5,530,356
Check Point Software Technologies Ltd.[1]	112,540	5,912,852
Citrix Systems, Inc.[1]	86,480	5,251,066
Fortinet, Inc.[1]	298,510	6,510,503
MICROS Systems, Inc.[1]	74,030	3,448,317
Nuance Communications, Inc.[1]	243,720	6,131,995
Red Hat, Inc.[1]	157,870	6,518,452
TIBCO Software, Inc.[1]	318,930	7,625,616

		46,929,157

Materials—4.4%
Chemicals—3.0%
Airgas, Inc.	78,650	6,140,992
Albemarle Corp.	60,020	3,091,630
CF Industries Holdings, Inc.	35,240	5,109,095
Sigma-Aldrich Corp.	45,410	2,836,309

		17,178,026
10 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

	Shares	Value
Containers & Packaging—0.5%
Ball Corp.	85,850	$3,065,704
Metals & Mining—0.9%
Allied Nevada Gold Corp.[1]	115,380	3,493,706
Silver Wheaton Corp.	64,680	1,873,133

		5,366,839

Telecommunication Services—0.9%
Wireless Telecommunication Services—0.9%
SBA Communications Corp.[1]	124,300	5,339,928
Utilities—0.8%
Electric Utilities—0.8%
ITC Holdings Corp.	61,890	4,696,213

Total Common Stocks (Cost $443,441,234)		567,045,393

Investment Company—2.4%
Oppenheimer Institutional
Money Market Fund,
Cl. E, 0.20%[2,3] (Cost $14,138,260)	14,138,260	14,138,260
Total Investments, at Value (Cost $457,579,494)	100.4%	581,183,653
Liabilities in Excess of Other Assets	(0.4)	(2,391,076)

Net Assets	100.0%	$578,792,577

Footnotes to Statement of Investments
* December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
1. Non-income producing security.
2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	2,477,343	298,507,957	286,847,040	14,138,260

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$14,138,260	$29,298
3. Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
11 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$112,974,097	$—	$—	$112,974,097
Consumer Staples	41,082,271	—	—	41,082,271
Energy	50,784,163	—	—	50,784,163
Financials	33,239,137	—	—	33,239,137
Health Care	78,101,708	—	—	78,101,708
Industrials	105,332,015	—	—	105,332,015
Information Technology	109,885,292	—	—	109,885,292
Materials	25,610,569	—	—	25,610,569
Telecommunication Services	5,339,928	—	—	5,339,928
Utilities	4,696,213	—	—	4,696,213
Investment Company	14,138,260	—	—	14,138,260

Total Assets	$581,183,653	$—	$—	$581,183,653

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $443,441,234)	$567,045,393
Affiliated companies (cost $14,138,260)	14,138,260

581,183,653
Cash	10,642
Receivables and other assets:
Investments sold	4,950,623
Dividends	146,929
Other	25,495

Total assets	586,317,342

Liabilities
Payables and other liabilities:
Investments purchased	7,107,703
Shares of beneficial interest redeemed	218,488
Shareholder communications	94,613
Transfer and shareholder servicing agent fees	50,230
Trustees’ compensation	23,054
Distribution and service plan fees	7,115
Other	23,562

Total liabilities	7,524,765

Net Assets	$578,792,577

Composition of Net Assets
Par value of shares of beneficial interest	$12,320
Additional paid-in capital	680,555,657
Accumulated net investment loss	(23,054)
Accumulated net realized loss on investments	(225,356,505)
Net unrealized appreciation on investments	123,604,159

Net Assets	$578,792,577

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $543,019,910 and 11,539,403 shares of beneficial interest outstanding)	$47.06
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $35,772,667 and 780,440 shares of beneficial interest outstanding)	$45.84

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $12,856)	$1,694,660
Affiliated companies	29,298
Interest	400

Total investment income	1,724,358

Expenses
Management fees	4,602,216
Distribution and service plan fees—Service shares	94,416
Transfer and shareholder servicing agent fees:
Non-Service shares	605,262
Service shares	37,794
Shareholder communications:
Non-Service shares	66,395
Service shares	4,003
Trustees’ compensation	27,965
Custodian fees and expenses	4,518
Administration service fees	1,500
Other	49,607

Total expenses	5,493,676
Less waivers and reimbursements of expenses	(265,165)

Net expenses	5,228,511

Net Investment Loss	(3,504,153)

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	77,531,562
Net change in unrealized appreciation/depreciation on investments	(62,965,525)

Net Increase in Net Assets Resulting from Operations	$11,061,884

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010
Operations
Net investment loss	$(3,504,153)	$(1,731,317)
Net realized gain	77,531,562	74,149,150
Net change in unrealized appreciation/depreciation	(62,965,525)	71,236,219

Net increase in net assets resulting from operations	11,061,884	143,654,052

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(80,390,137)	(72,544,702)
Service shares	3,579,422	(348,697)

	(76,810,715)	(72,893,399)

Net Assets
Total increase (decrease)	(65,748,831)	70,760,653
Beginning of period	644,541,408	573,780,755

End of period (including accumulated net investment loss of $23,054 and $20,834, respectively)	$578,792,577	$644,541,408

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$46.55	$36.52	$27.54	$54.07	$50.85

Income (loss) from investment operations:
Net investment loss[2]	(.26)	(.11)	(.05)	(.13)	(.02)
Net realized and unrealized gain (loss)	.77	10.14	9.03	(26.40)	3.24

Total from investment operations	.51	10.03	8.98	(26.53)	3.22

Net asset value, end of period	$47.06	$46.55	$36.52	$27.54	$54.07

Total Return, at Net Asset Value[3]	1.09%	27.46%	32.61%	(49.07)%	6.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$543,020	$611,872	$547,683	$461,684	$1,002,442

Average net assets (in thousands)	$605,083	$548,739	$478,968	$754,170	$1,045,592

Ratios to average net assets:[4]
Net investment loss	(0.53)%	(0.29)%	(0.17)%	(0.30)%	(0.04)%
Total expenses[5]	0.84%	0.85%	0.86%	0.71%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.76%	0.71%	0.68%	0.69%

Portfolio turnover rate	91%	95%	102%	78%	112%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.84%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.86%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$45.46	$35.75	$27.03	$53.22	$50.19

Income (loss) from investment operations:
Net investment loss[2]	(.37)	(.20)	(.13)	(.24)	(.17)
Net realized and unrealized gain (loss)	.75	9.91	8.85	(25.95)	3.20

Total from investment operations	.38	9.71	8.72	(26.19)	3.03

Net asset value, end of period	$45.84	$45.46	$35.75	$27.03	$53.22

Total Return, at Net Asset Value[3]	0.83%	27.16%	32.26%	(49.21)%	6.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,773	$32,669	$26,098	$21,952	$47,270

Average net assets (in thousands)	$37,775	$27,552	$22,605	$35,815	$49,421

Ratios to average net assets:[4]
Net investment loss	(0.78)%	(0.53)%	(0.44)%	(0.57)%	(0.31)%
Total expenses[5]	1.09%	1.10%	1.12%	0.98%	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.01%	0.97%	0.95%	0.96%

Portfolio turnover rate	91%	95%	102%	78%	112%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.12%
Year Ended December 31, 2008	0.98%
Year Ended December 31, 2007	0.96%
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Small- & Mid-Cap Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in “growth type” companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
18 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$—	$—	$224,611,819	$122,859,464
19 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
1. As of December 30, 2011, the Fund had $217,070,467 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$217,070,467
2. As of December 30, 2011, the Fund had $7,541,352 of post-October losses available to offset future realized capital gains, if any.
3. During the fiscal year ended December 30, 2011, the Fund utilized $83,964,525 of capital loss carryforward to offset capital gains realized in that fiscal year.
4. During the fiscal year ended December 31, 2010, the Fund utilized $72,390,451 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
Accumulated
Reduction to	Net Investment
Paid-in Capital	Loss

$3,501,933	$3,501,933
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$458,324,189

Gross unrealized appreciation	$135,530,691
Gross unrealized depreciation	(12,671,227)

Net unrealized appreciation	$122,859,464

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
20 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	665,252	$32,309,437	660,517	$26,701,795
Redeemed	(2,270,275)	(112,699,574)	(2,513,826)	(99,246,497)

Net decrease	(1,605,023)	$(80,390,137)	(1,853,309)	$(72,544,702)

Service Shares
Sold	366,560	$18,018,685	170,363	$6,822,078
Redeemed	(304,822)	(14,439,263)	(181,692)	(7,170,775)

Net increase (decrease)	61,738	$3,579,422	(11,329)	$(348,697)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$577,573,605	$673,534,159
21 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $648,358 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $232,824 and $14,506 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $17,835 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving
22 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
23 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
24 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid-Cap Growth Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Small- & Mid-Cap Growth Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid-Cap Growth Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
25 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
     26 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, Jr., the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical
27 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
performance to relevant market indices and to the performance of other mid-cap growth funds underlying variable insurance products. The Board considered that the Fund underperformed its performance universe median during the one-, three-, five-, and ten-year Lipper periods. The Board also considered, however, the Manager’s assertion that the portfolio manager’s high quality emphasis, which generally was out of favor in 2009, accounted for the Fund’s underperformance. The Board considered that the Manager changed the Fund’s name and investment policies on May 1, 2010 to reflect that the Fund could invest in small-cap stocks as well as mid-cap stocks. The Board also considered the Manager’s assertion that, going forward, these changes should improve the Fund’s performance. The Board also considered the Fund’s recent improved performance, ranking in the top quintile of its expense universe for the year to date ended April 30, 2011.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were lower than the expense group median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This voluntary expense limitation my not be amended or withdrawn until one year after the date of prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
28 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
29 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout
30 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Continued	venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989- June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank- Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Age: 69	Trustee Emeritus of Worcester Poly tech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005- March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004- August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006- May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC;
31 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2008) Age: 52	Vice President of the Manager (since May 2006); a Chartered Financial Analyst. Prior to joining the Manager, Managing Director and Small Cap Growth Team Leader at Merrill Lynch Investment Managers (January 2002- May 2006). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
32 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA
A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011
Oppenheimer Balanced Fund/VA AnnualReport
A Series of Oppenheimer Variable Account Funds
ANNUAL REPORT
Listing of Top Holdings Fund Performance
Discussion Financial Statements

OPPENHEIMER BALANCED FUND/VA
Portfolio Managers: Mitch Williams,1 CFA; Krishna Memani and Peter A. Strzalkowski, CFA
Average Annual Total Returns
For the Periods Ended 12/30/112

	1-Year	5-Year	10-Year

Non-Service Shares	0.72%	-4.05%	1.47%

			Since
			Inception
	1-Year	5-Year	(5/1/02)

Service Shares	0.38%	-4.30%	1.40%
Expense Ratios
For the Periods Ended 12/30/112

	Gross	Net
	Expense	Expense
	Ratios[3]	Ratios[3]

Non-Service Shares	0.93%	0.69%
Service Shares	1.18	0.94
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of investments.

Top Ten Common Stock Holdings

Chevron Corp.	3.5%
U.S. Bancorp	2.1
Coca-Cola Co. (The)	2.0
Wells Fargo & Co.	1.9
MetLife, Inc.	1.6
Jupiter Telecommunications Co. Ltd.	1.6
Goldman Sachs Group, Inc. (The)	1.6
Exxon Mobil Corp.	1.5
Pfizer, Inc.	1.5
ACE Ltd.	1.4
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.

1.	Effective November 2011.

2.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

3.	These Expense Ratios include the applicable indirect expenses attributable to the Fund’s investments in other investment companies.
2 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares produced a total return of 0.72% for the reporting period ended December 30, 2011.4 In comparison, the S&P 500 Index returned 2.11% and the Barclays Capital U.S. Aggregate Bond Index returned 7.84%. Fixed-income investments generally performed much better relative to equities during this volatile reporting period. As such, the Fund’s equity component experienced declines and the fixed-income component produced positive results, resulting in a muted return for the Fund overall.
Economic and Market Overview
The first half of the reporting period was generally characterized by resilience among investors who looked forward to improved credit conditions in a recovering global economy. Even the wave of political unrest in the Middle East in early 2011, which led to sharply higher energy prices, had only a temporary dampening effect on most financial markets. Likewise, markets recovered relatively quickly after a devastating natural disaster and subsequent nuclear energy crisis hit Japan in March, disrupting global industrial supply chains. During this time, equities and higher-yielding fixed income securities generally performed well.
     Investor sentiment began to deteriorate in late April, when U.S. economic data proved disappointing, and a contentious U.S. fiscal policy debate intensified. These concerns reached a tipping point in early August, when the credit rating company Standard & Poor’s downgraded the sovereign debt of the U.S., a decision that the two other major credit rating firms opted not to follow.
     Meanwhile, international uncertainty worsened with the high likelihood that Greece was headed for default on its debt and other members of the European Union continued to struggle with heavy debt burdens, leading to worries over the health of the European banking system. Inflationary pressures mounted in China and other emerging markets, where investors grew concerned that remedial measures, including higher local interest rates, might derail these major engines of global growth. Financial markets also grew concerned that new recessions in the developed markets could mean a slowdown in growth in export dependent emerging economies. Some emerging market countries saw their GDP growth stall after a prolonged period of solid increases.
     These events triggered a flight to quality that boosted traditional safe havens but hurt areas of the market that historically have been considered riskier. Fixed-income investments in emerging markets generally underperformed their developed markets counterparts as a result of shifting investor sentiment. In the United States, long-term U.S. Treasury securities continued to rally even after the credit-rating downgrade, but high yield corporate bonds gave back earlier gains, despite generally healthy balance sheets and limited needs for near term refinancing. Market turbulence throughout the world was particularly severe over the third quarter of 2011 with most global risk markets experiencing sharp declines.
     In the fourth quarter, risk markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life as high unemployment trended downward, the housing market picked up slightly and consumer sentiment improved.
Equity Component
During the period, the Fund’s equity component experienced declines and underperformed the S&P 500 Index. The equity component underperformed primarily due to a steep sell-off in global equity markets over the third quarter of 2011. The Fund’s holdings, particularly in the financials, information technology and industrials sectors, suffered during this time. The equity component received better results from its investments in the energy and consumer staples sectors.

4.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
3 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
     In terms of individual Fund holdings, the most significant detractor from performance this period was video game company THQ, Inc. Shares of THQ declined over the first half of the period after reviews for its Homefront game came in weaker than expected. The company experienced further weakness over the second half of the year during which it lowered its revenue outlook for its fiscal third quarter. We exited our position in the stock by period end. Financial holdings JPMorgan Chase & Co. and MetLife, Inc. also hurt the Fund’s performance this period. Financial stocks generally declined this year as a weak global economy and banks’ exposure to the crisis in the Eurozone worried investors.
     The equity component’s strongest contributor to performance was Take-Two Interactive Software, Inc. During the period, Take-Two generally executed its business plan well and continued to develop new intellectual property. It also benefited from Red Dead Redemption, a video game released by Rockstar Studios. We exited our position in Take-Two by period end and locked in our gains. Other holdings that benefited performance this period were energy stock Chevron Corp. and health care holding Humana, Inc. Chevron benefited from the rising price of oil over the first quarter, but its stock price also appreciated as the market rewarded its impressive drilling prowess and the highest resource replacement rate among its peers. Humana is a leading Medicare provider in the U.S. and in 2011 expanded its base of operations as well as Medicare Advantage policyholders through a series of acquisitions, including deals to acquire Antiva Health, MD Care, Arcadian Management Services, SeniorBridge and several urgent medical centers from NextCare, Inc. through its subsidiary Concentra, Inc.
Fixed-Income Component
During the reporting period, the Fund’s fixed-income component performed roughly in line with the Barclays Capital U.S. Aggregate Bond Index. The fixed-income component’s positive absolute performance was driven by its investments in mortgage backed obligations, particularly residential mortgage-backed securities (RMBS). The fixed-income component’s exposure to RMBS included securities guaranteed by government-sponsored enterprises, commonly referred to as agency RMBS, as well as a smaller allocation to RMBS originated by private entities, also known as non-agency RMBS. Commercial mortgage-backed securities (CMBS) and asset backed securities (ABS) also performed well for the fixed-income component. Despite bouts of risk aversion, particularly over the volatile third quarter of 2011, mortgage backed obligations generally produced positive results for the year. The fixed-income component also benefited from an allocation to investment grade and high yield securities for the year.
     In terms of detractors from performance, the fixed-income component’s limited exposure to U.S. Treasuries hurt performance. Despite Standard & Poor’s downgrade of U.S. sovereign debt, U.S. Treasuries held up well during the year as many investors remained cautious of risk. Our underweight position in agency debt also detracted from relative performance this period.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER BALANCED FUND/VA

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on May 1, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of both the S&P 500 Index, an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market, and the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. corporate, government and mortgage-backed securities that is a measure of the domestic bond market. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the securities comprising the indices.
5 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
6 | OPPENHEIMER BALANCED FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2011	December 30, 2011	December 30, 2011

Actual
Non-Service Shares	$1,000.00	$965.80	$3.31
Service Shares	1,000.00	963.80	4.54

Hypothetical
(5% return before expenses)
Non-Service Shares	1,000.00	1,021.71	3.40
Service Shares	1,000.00	1,020.46	4.67
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Non-Service Shares	0.67%
Service Shares	0.92
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
7 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—48.1%
Consumer Discretionary—6.5%
Automobiles—0.9%
Ford Motor Co.[1]	175,370	$1,886,981
Household Durables—0.5%
Mohawk Industries, Inc.[1]	17,780	1,064,133
Media—3.8%
Comcast Corp., Cl. A	118,380	2,806,790
Jupiter Telecommunications Co. Ltd.	3,231	3,274,237
Viacom, Inc., Cl. B	35,080	1,592,983

		7,674,010

Multiline Retail—1.3%
Target Corp.	53,080	2,718,758
Consumer Staples—4.0%
Beverages—2.0%
Coca-Cola Co. (The)	58,860	4,118,434
Food & Staples Retailing—1.3%
Wal-Mart Stores, Inc.	45,590	2,724,458
Household Products—0.7%
Church & Dwight Co., Inc.	29,050	1,329,328
Energy—7.3%
Energy Equipment & Services—0.4%
Nabors Industries Ltd.[1]	51,520	893,357
Oil, Gas & Consumable Fuels—6.9%
Apache Corp.	12,290	1,113,228
Chevron Corp.	68,690	7,308,612
Exxon Mobil Corp.	37,000	3,136,120
Penn West Petroleum Ltd.	30,730	608,454
Royal Dutch Shell plc, ADR	26,970	1,971,237

		14,137,651

Financials—11.1%
Capital Markets—1.6%
Goldman Sachs Group, Inc. (The)	35,530	3,212,978
Commercial Banks—5.2%
CIT Group, Inc.[1]	25,970	905,574
M&T Bank Corp.	20,750	1,584,055
U.S. Bancorp	158,000	4,273,900
Wells Fargo & Co.	143,530	3,955,687

		10,719,216

Diversified Financial Services—1.3%
JPMorgan Chase & Co.	81,040	2,694,580
Insurance—3.0%
ACE Ltd.	40,870	2,865,804
MetLife, Inc.	107,300	3,345,614

		6,211,418

Health Care—5.8%
Biotechnology—1.0%
Gilead Sciences, Inc.[1]	49,760	2,036,677
Health Care Equipment & Supplies—1.1%
Medtronic, Inc.	57,750	2,208,938
Health Care Providers & Services—2.2%
Humana, Inc.	18,400	1,612,024
UnitedHealth Group, Inc.	40,010	2,027,707
WellPoint, Inc.	13,700	907,625

		4,547,356

Pharmaceuticals—1.5%
Pfizer, Inc.	143,630	3,108,153
Industrials—3.0%
Electrical Equipment—1.3%
Cooper Industries plc	50,210	2,718,872
Industrial Conglomerates—1.3%
Tyco International Ltd.	54,600	2,550,366
Trading Companies & Distributors—0.4%
AerCap Holdings NV1	73,620	831,170
Information Technology—4.7%
Communications Equipment—1.0%
Juniper Networks, Inc.[1]	102,000	2,081,820
Orbcomm, Inc.[1]	375	1,121

		2,082,941

Computers & Peripherals—0.3%
Hewlett-Packard Co.	20,090	517,518
Internet Software & Services—0.3%
VeriSign, Inc.	17,710	632,601
Semiconductors & Semiconductor Equipment—0.7%
Xilinx, Inc.	45,620	1,462,577
Software—2.4%
Microsoft Corp.	107,420	2,788,623
Oracle Corp.	86,240	2,212,056

		5,000,679

Materials—1.5%
Chemicals—1.1%
Celanese Corp., Series A	13,790	610,483
Mosaic Co. (The)	35,010	1,765,554

		2,376,037

Containers & Packaging—0.4%
Rock-Tenn Co., Cl. A	14,350	827,995
Telecommunication Services—1.7%
Diversified Telecommunication Services—0.7%
AT&T, Inc.	51,330	1,552,219
8 | OPPENHEIMER BALANCED FUND/VA

	Shares	Value

Wireless Telecommunication Services—1.0%
Vodafone Group plc, Sponsored ADR	72,840	$2,041,705
Utilities—2.5%
Electric Utilities—1.6%
American Electric Power Co., Inc.	16,520	682,441
Edison International, Inc.	65,690	2,719,566

		3,402,007

Energy Traders—0.3%
GenOn Energy, Inc.[1]	208,040	542,984
Multi-Utilities—0.6%
Public Service Enterprise Group, Inc.	38,850	1,282,439

Total Common Stocks (Cost $95,567,248)		99,108,536

	Principal
	Amount

Asset-Backed Securities—4.3%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[2]	$125,000	124,718
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	30,000	30,036
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/15[2]	200,000	203,361
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2, 1.54%, 9/15/16	240,000	239,359
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	63,097	63,447
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	60,000	60,771
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15	70,000	70,304
Series 2011-2, Cl. D, 4%, 5/8/17	120,000	119,838
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	335,000	334,498
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables Nts., Series 2011-5, Cl. D, 4.72%, 12/8/17	205,000	209,733
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	18,188	18,197
CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	65,000	65,140
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.404%, 7/25/36[3]	177,363	163,486
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	52,768	55,340
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	180,000	187,736
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[2]	475,000	519,207
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[2]	370,000	402,724
Series 2009-A8, Cl. A8, 2.378%, 5/16/16[2,3]	325,000	327,026
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.078%, 1/20/41[3]	240,000	240,290
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.034%, 2/25/33[3]	8,285	7,957
Series 2005-16, Cl. 2AF2, 5.377%, 5/1/36[3]	222,632	171,039
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.414%, 6/25/47[3]	428,317	378,736
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	210,000	212,845
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[2]	104,466	104,976
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[2]	290,000	290,555
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[2]	70,000	69,769
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[4]	201,000	200,600
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	155,498	154,780
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.828%, 9/15/14[3]	245,000	246,891
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.928%, 12/15/14[2,3]	250,000	252,743
9 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	$255,000	$258,540
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.828%, 10/20/14[2,3]	240,000	242,118
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[2]	230,000	229,983
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[2]	315,000	318,683
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.628%, 3/15/16[3]	255,000	255,717
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	220,000	220,565
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.428%, 1/15/15[2,3]	240,000	241,833
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[2]	180,000	179,678
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	84,342	84,339
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	235,000	235,014
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13[2]	113,838	113,937
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	245,000	244,501
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	230,913	228,892
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[2]	177,527	174,865
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	215,000	215,349
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[2]	105,000	104,898

Total Asset-Backed Securities (Cost $8,956,068)		8,875,014

Mortgage-Backed Obligations—28.2%
Government Agency—23.0%
FHLMC/FNMA/FHLB/Sponsored—22.6%
Federal Home Loan Mortgage Corp.:
4.50%, 1/1/42[5]	1,595,000	1,690,451
5.50%, 9/1/39	1,038,003	1,128,541
7%, 10/1/37	756,180	862,947
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.49%, 3/25/36[3]	208,974	291,823
Series 2426, Cl. BG, 6%, 3/15/17	292,502	313,107
Series 2427, Cl. ZM, 6.50%, 3/15/32	355,826	409,262
Series 2626, Cl. TB, 5%, 6/1/33	495,738	547,873
Series 2663, Cl. BA, 4%, 8/1/16	79,583	79,761
Series 2686, Cl. CD, 4.50%, 2/1/17	3,816	3,815
Series 3019, Cl. MD, 4.75%, 1/1/31	88,424	88,878
Series 3025, Cl. SJ, 23.73%, 8/15/35[3]	60,634	86,707
Series 3094, Cl. HS, 23.363%, 6/15/34[3]	120,743	163,480
Series 3242, Cl. QA, 5.50%, 3/1/30	41,838	42,019
Series 3822, Cl. JA, 5%, 6/1/40	398,780	431,858
Series 3848, Cl. WL, 4%, 4/1/40	288,558	305,005
Series R001, Cl. AE, 4.375%, 4/1/15	3,759	3,758
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 15.233%, 4/1/27[6]	143,551	23,425
Series 192, Cl. IO, 13.427%, 2/1/28[6]	41,272	7,891
Series 2130, Cl. SC, 50.18%, 3/15/29[6]	116,974	23,846
Series 243, Cl. 6, 0.377%, 12/15/32[6]	138,077	25,081
Series 2527, Cl. SG, 10.403%, 2/15/32[6]	12,469	133
Series 2531, Cl. ST, 58.412%, 2/15/30[6]	368,946	11,344
Series 2796, Cl. SD, 61.829%, 7/15/26[6]	169,644	33,314
Series 2802, Cl. AS, 60.97%, 4/15/33[6]	118,293	8,478
Series 2920, Cl. S, 63.683%, 1/15/35[6]	932,789	158,091
Series 3110, Cl. SL, 99.999%, 2/15/26[6]	123,887	15,878
Series 3451, Cl. SB, 20.751%, 5/15/38[6]	725,978	86,535
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.812%, 6/1/26[7]	41,694	38,195
Federal National Mortgage Assn.:
3.50%, 1/1/27[5]	2,500,000	2,614,844
4%, 1/1/42[5]	4,285,000	4,502,598
4.50%, 1/1/27-1/1/42[5]	7,687,000	8,185,248
5%, 1/1/42[5]	5,657,000	6,112,213
5.50%, 9/25/20	9,370	10,265
10 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
5.50%, 1/1/27-1/1/42[5]	$2,644,000	$2,878,069
6%, 3/1/37	644,704	711,313
6%, 1/1/42[5]	2,025,000	2,230,032
6.50%, 1/1/42[5]	680,000	756,713
7%, 11/1/17	119,583	127,915
7.50%, 1/1/33	176,098	209,822
8.50%, 7/1/32	5,673	6,937
Federal National Mortgage Assn., 15 yr.:
3%, 1/1/27[5]	4,630,000	4,782,645
4%, 1/1/27[5]	235,000	247,888
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	121,285	136,532
Trust 2004-101, Cl. BG, 5%, 1/25/20	721,364	772,696
Trust 2004-9, Cl. AB, 4%, 7/1/17	87,826	88,598
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	700,000	776,851
Trust 2005-12, Cl. JC, 5%, 6/1/28	61,136	61,308
Trust 2005-22, Cl. EC, 5%, 10/1/28	26,639	26,690
Trust 2005-30, Cl. CU, 5%, 4/1/29	42,270	42,506
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	266,714	278,672
Trust 2006-46, Cl. SW, 23.123%, 6/25/36[3]	151,290	211,240
Trust 2007-42, Cl. A, 6%, 2/1/33	349,324	366,115
Trust 2009-36, Cl. FA, 1.234%, 6/25/37[3]	358,304	362,778
Trust 2009-37, Cl. HA, 4%, 4/1/19	433,702	457,191
Trust 2009-70, Cl. PA, 5%, 8/1/35	530,387	545,953
Trust 2011-15, Cl. DA, 4%, 3/1/41	190,903	202,069
Trust 2011-3, Cl. KA, 5%, 4/1/40	278,638	301,981
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 36.887%, 11/25/31[6]	328,819	59,590
Trust 2001-81, Cl. S, 31.648%, 1/25/32[6]	77,633	15,352
Trust 2002-47, Cl. NS, 34.45%, 4/25/32[6]	185,860	35,476
Trust 2002-51, Cl. S, 34.703%, 8/25/32[6]	170,663	32,581
Trust 2002-52, Cl. SD, 41.209%, 9/25/32[6]	214,578	42,915
Trust 2002-77, Cl. SH, 41.713%, 12/18/32[6]	113,096	22,106
Trust 2002-84, Cl. SA, 40.239%, 12/25/32[6]	304,774	52,674
Trust 2002-9, Cl. MS, 33.177%, 3/25/32[6]	121,884	23,634
Trust 2003-33, Cl. SP, 40.163%, 5/25/33[6]	350,732	57,225
Trust 2003-4, Cl. S, 36.497%, 2/25/33[6]	194,987	34,270
Trust 2003-46, Cl. IH, 16.403%, 6/1/23[6]	1,063,523	132,960
Trust 2003-89, Cl. XS, 40.943%, 11/25/32[6]	87,834	4,413
Trust 2004-54, Cl. DS, 51.305%, 11/25/30[6]	182,972	34,373
Trust 2005-14, Cl. SE, 41.53%, 3/25/35[6]	134,956	19,579
Trust 2005-40, Cl. SA, 60.391%, 5/25/35[6]	505,274	89,975
Trust 2005-71, Cl. SA, 61.101%, 8/25/25[6]	515,615	72,292
Trust 2005-93, Cl. SI, 18.704%, 10/25/35[6]	96,809	14,289
Trust 2006-129, Cl. SM, 28.813%, 1/25/37[6]	604,763	86,646
Trust 2006-60, Cl. DI, 38.798%, 4/25/35[6]	81,947	11,823
Trust 2007-88, Cl. XI, 35.148%, 6/25/37[6]	550,091	78,478
Trust 2008-55, Cl. SA, 25.574%, 7/25/38[6]	381,957	42,398
Trust 2008-67, Cl. KS, 48.433%, 8/25/34[6]	199,750	14,558
Trust 222, Cl. 2, 24.79%, 6/1/23[6]	315,791	59,435
Trust 233, Cl. 2, 43.257%, 8/1/23[6]	307,466	59,505
Trust 252, Cl. 2, 36.731%, 11/1/23[6]	263,105	48,348
Trust 319, Cl. 2, 6.059%, 2/1/32[6]	81,417	14,738
Trust 331, Cl. 9, 13.163%, 2/1/33[6]	255,461	50,232
Trust 334, Cl. 17, 20.772%, 2/1/33[6]	148,926	32,853
Trust 339, Cl. 12, 2.509%, 7/1/33[6]	249,514	47,615
Trust 339, Cl. 7, 6.752%, 7/1/33[6]	836,751	119,298
Trust 343, Cl. 13, 10.17%, 9/1/33[6]	239,504	44,553
Trust 345, Cl. 9, 0%, 1/1/34[6,8]	310,390	40,167
Trust 351, Cl. 10, 0.79%, 4/1/34[6]	35,430	5,170
Trust 351, Cl. 8, 1.45%, 4/1/34[6]	111,218	16,394
Trust 356, Cl. 10, 1.267%, 6/1/35[6]	87,783	12,792
Trust 356, Cl. 12, 1.968%, 2/1/35[6]	46,186	6,733
Trust 362, Cl. 13, 3.439%, 8/1/35[6]	337,362	54,105
Trust 364, Cl. 16, 0.174%, 9/1/35[6]	242,082	40,407
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.309%, 9/25/23[7]	117,021	105,902

		46,625,032

GNMA/Guaranteed—0.2%
Government National Mortgage Assn., 8%, 4/15/23	50,341	59,309
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 91.36%, 1/16/27[6]	211,360	41,625
Series 2002-15, Cl. SM, 82.507%, 2/16/32[6]	246,720	45,794
Series 2002-76, Cl. SY, 83.178%, 12/16/26[6]	540,644	109,381
Series 2004-11, Cl. SM, 80.843%, 1/17/30[6]	197,888	45,101
Series 2007-17, Cl. AI, 21.004%, 4/16/37[6]	475,917	89,263

		390,473

Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A, 0.834%, 12/8/20[3]	347,813	349,225

Non-Agency—5.2%
Commercial—3.7%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	355,000	387,161
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.622%, 6/1/49[3]	180,000	193,776
11 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.669%, 6/1/47[3]	$244,346	$170,875
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[2]	67,207	67,053
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	51,542	40,788
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.072%, 12/1/49[3]	300,000	334,582
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	290,000	308,768
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	238,868	130,853
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[2]	278,414	286,650
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.859%, 9/1/20[2,6]	2,197,256	165,137
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	249,510	243,426
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	449,147	294,661
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	70,000	75,829
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	235,000	221,593
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	182,343	186,451
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.834%, 5/25/35[3]	148,829	101,340
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.11%, 11/1/35[3]	315,769	215,229
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[2]	209,174	210,091
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[2]	340,000	353,925
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[4]	127,552	128,776
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	355,000	366,823
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	40,000	43,409
Series 2007-LD11, Cl. A2, 5.802%, 6/15/49[3]	268,798	271,887
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	332,593	279,692
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 2/11/40	107,611	107,690
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	415,000	456,450
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.664%, 4/1/34[3]	198,378	191,352
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	470,261	482,720
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.879%, 6/1/49[3]	230,000	217,466
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 5.118%, 7/1/37[3]	304,680	183,410
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	260,000	286,373
12 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Commercial Continued
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.474%, 12/1/35[3]	$153,943	$119,433
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/43[2]	176,891	183,613
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.042%, 11/1/37[3]	213,735	155,757
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 7.82%, 3/1/44[6]	2,833,135	251,663

		7,714,702

Multifamily—0.3%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.672%, 6/1/36[3]	203,226	165,839
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.259%, 5/1/37[3]	42,477	34,372
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.689%, 3/25/36[3]	521,619	417,110

		617,321

Other—0.2%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	320,000	347,679
Residential—1.0%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.544%, 5/1/36[3]	80,000	70,893
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.866%, 6/1/34[3]	128,623	113,717
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	62,243	52,213
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	169,268	161,050
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	688,524	540,622
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	195,456	136,115
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	169,436	164,920
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	119,999	103,140
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	116,801	121,208
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	24,192	13,734
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	39,406	30,547
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.467%, 5/1/37[3]	204,503	170,770
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	174,937	136,051
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.625%, 9/1/34[3]	85,387	81,395
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.667%, 10/1/36[3]	198,909	167,167

		2,063,542

Total Mortgage-Backed Obligations (Cost $56,907,510)		58,107,974
13 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

U.S. Government Obligations—0.6%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	$65,000	$67,696
2.50%, 5/27/16	100,000	106,063
5%, 2/16/17	115,000	135,958
5.25%, 4/18/16	195,000	230,030
5.50%, 7/18/16	110,000	131,364
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/16[9]	190,000	201,032
4.875%, 12/15/16	160,000	188,755
5%, 3/15/16[9]	120,000	140,028

Total U.S. Government Obligations (Cost $1,127,545)		1,200,926

Non-Convertible Corporate Bonds and Notes—18.3%
Consumer Discretionary—3.0%
Automobiles—0.3%
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 9/15/14[2]	153,000	152,291
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	88,000	123,203
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	236,000	246,321

		521,815

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	230,000	248,400
Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	349,000	374,101
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	255,000	286,944

		661,045

Household Durables—0.3%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	201,000	206,528
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	223,000	233,922
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	90,000	93,567
8% Sr. Unsec. Nts., 5/1/12	180,000	184,037

		718,054

Leisure Equipment & Products—0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	215,000	225,985

Media—1.3%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	138,000	196,932
Comcast Corp., 6.40% Sr. Unsec. Nts., 3/1/40	52,000	64,752
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	188,000	207,740
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	182,000	210,208
Dish DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	201,000	217,583
Historic TW, Inc., 9.125% Debs., 1/15/13	78,000	84,128
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	80,000	85,400
10% Sr. Unsec. Nts., 7/15/17	264,000	302,940
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	218,000	245,250
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	130,000	150,098
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	122,000	160,126
Time Warner, Inc., 4% Sr. Unsec. Unsub. Nts., 1/15/22	203,000	209,734
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	132,000	140,053
6.50% Sr. Sec. Nts., 1/15/18	282,000	301,035

		2,575,979

Multiline Retail—0.3%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	127,000	130,891
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	336,000	357,659
Target Corp., 7% Bonds, 1/15/38	46,000	64,408

		552,958

Specialty Retail—0.3%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	198,000	210,870
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	240,000	243,000
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19[2]	214,000	224,700

		678,570
14 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Consumer Staples—1.2%
Beverages—0.2%
Anheuser-Busch Inbev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19	$111,000	$143,926
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	55,000	60,185
Pernod-Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/22[2]	211,000	221,399

		425,510

Food & Staples Retailing—0.2%
CVS Caremark Corp., 6.125% Sr. Unsec. Unsub. Nts., 9/15/39	80,000	97,521
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	63,000	64,785
Kroger Co. (The), 5% Sr. Nts., 4/15/13	199,000	208,270

		370,576

Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	29,000	30,436
8.50% Sr. Unsec. Nts., 6/15/19	155,000	188,888
Kraft Foods, Inc.:
6% Sr. Unsec. Nts., 2/11/13	207,000	218,160
6.50% Sr. Unsec. Unsub. Nts., 2/9/40	120,000	156,388
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	240,000	260,400

		854,272

Household Products—0.1%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21[2]	233,000	245,581
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	177,000	275,834
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	149,000	156,856
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	214,000	229,619

		662,309

Energy—2.5%
Energy Equipment & Services—0.6%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	235,000	245,096
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	286,000	319,817
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21[2]	102,000	104,550
6.625% Sr. Unsec. Nts., 11/15/20	97,000	99,668
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	244,000	256,764
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	242,000	251,833

		1,277,728

Oil, Gas & Consumable Fuels—1.9%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	145,000	161,640
BG Energy Capital plc, 4% Sr. Unsec. Nts., 10/15/21[2]	152,000	156,930
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	199,000	208,950
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[2]	213,000	226,074
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	215,000	230,050
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	330,000	365,234
Encana Corp., 3.90% Sr. Unsec. Unsub. Nts., 11/15/21	79,000	79,493
Energy Transfer Partners LP, 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	172,000	168,744
EQT Corp., 4.875% Sr. Unsec. Unsub. Nts., 11/15/21	130,000	131,432
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	383,000	403,854
Marathon Petroleum Corp., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	110,000	115,082
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	195,000	209,625
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	245,000	259,918
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	212,000	237,440
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	140,000	150,500
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	393,000	388,715
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	214,000	215,395
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[2]	165,000	168,731

		3,877,807
15 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Financials—5.6%
Capital Markets—1.3%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	$405,000	$429,052
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	232,000	196,624
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	326,000	318,497
6.25% Sr. Nts., 2/1/41	206,000	202,412
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	314,000	289,883
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[2]	114,000	103,789
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	595,000	574,843
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	223,000	217,861
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	237,000	240,025
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	94,000	93,210

		2,666,196

Commercial Banks—1.0%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[2]	258,000	262,526
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	433,000	426,505
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/353	510,000	425,850
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	174,000	145,779
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	147,000	153,246
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	227,000	232,579
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	162,000	174,353
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	306,000	324,687

		2,145,525

Consumer Finance—0.5%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	223,000	233,187
American Express Credit Corp., 2.80% Sr. Unsec. Unsub. Nts., 9/19/16	209,000	210,301
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	205,000	211,291
SLM Corp., 6.25% Sr. Nts., 1/25/16	312,000	303,734

		958,513

Diversified Financial Services—0.9%
Bank of America Corp., 3.75% Sr. Unsec. Unsub. Nts., 7/12/16	230,000	213,222
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	669,000	715,037
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[3,4]	300,000	213,750
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	120,000	106,153
JPMorgan Chase & Co.:
5.40% Sr. Unsec. Nts., 1/6/42	60,000	62,729
7.90% Perpetual Bonds, Series 1[10]	379,000	404,879
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	193,000	183,612

		1,899,382

Insurance—1.5%
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	60,000	71,915
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	197,000	201,319
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	114,000	117,264
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[2]	212,000	216,706
Hartford Financial Services Group, Inc. (The), 6.625% Sr. Unsec. Unsub. Nts., 3/30/40	139,000	138,155
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	228,000	211,718
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[2]	342,000	335,624
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	466,000	391,440
Prudential Financial, Inc., 5.375% Sr. Unsec. Unsub. Nts., 6/21/20	386,000	413,674
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,10]	455,000	389,030
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	146,000	150,538
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	241,000	245,050
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[3,4]	252,000	228,060

		3,110,493

Real Estate Investment Trusts—0.4%
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	123,000	123,794
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	54,000	54,000
16 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Real Estate Investment Trusts Continued
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	$216,000	$225,990
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	93,000	93,070
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[2]	226,000	231,603

		728,457

Health Care—0.4%
Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	145,000	159,867
Health Care Providers & Services—0.2%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	124,000	158,786
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	145,000	156,655

		315,441

Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18[2]	245,000	253,269
Industrials—1.3%
Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	230,000	236,900
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	205,000	225,500

		462,400

Commercial Services & Supplies—0.2%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	235,000	256,150
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16	203,000	204,269

		460,419

Industrial Conglomerates—0.4%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	215,000	217,632
4.65% Sr. Unsec. Nts., 10/17/21	203,000	212,198
5.25% Sr. Unsec. Nts., 10/19/12	34,000	35,197
6.375% Unsec. Sub. Bonds, 11/15/67	428,000	422,650

		887,677

Machinery—0.3%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[2]	214,000	221,490
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	97,000	103,704
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[2]	192,000	208,320

		533,514

Professional Services—0.0%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	35,000	36,313
Road & Rail—0.2%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	62,000	70,357
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18	185,000	204,425

		274,782

Information Technology—0.8%
Communications Equipment—0.1%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	71,000	80,430
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	93,000	101,891

		182,321

Computers & Peripherals—0.2%
Hewlett-Packard Co.:
2.35% Sr. Unsec. Unsub. Nts., 3/15/15	216,000	215,152
4.65% Sr. Unsec. Nts., 12/9/21	167,000	176,479

		391,631

Electronic Equipment & Instruments—0.2%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	430,000	431,014
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	223,000	234,207
Semiconductors & Semiconductor Equipment—0.1%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	157,000	181,234
Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	264,000	265,844
Materials—1.3%
Chemicals—0.4%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	101,000	125,502
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	374,000	385,194
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	210,000	235,200
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	140,000	171,269

		917,165

Containers & Packaging—0.1%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	180,000	190,029
17 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Metals & Mining—0.7%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	$330,000	$350,997
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	307,000	339,235
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	216,000	224,263
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	14,000	15,258
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	75,000	81,520
6% Sr. Unsec. Unsub. Nts., 10/15/15	177,000	190,853
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	94,000	96,846
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[2]	35,000	38,230

		1,337,202

Paper & Forest Products—0.1%
International Paper Co., 4.75% Sr. Unsec. Unsub. Nts., 2/15/22	172,000	183,117
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.7%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	236,000	290,234
British Telecommunications plc, 9.875% Bonds, 12/15/30	142,000	200,367
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	82,000	80,574
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	230,000	236,325
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	225,000	250,511
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	134,000	170,389
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	192,000	208,800

		1,437,200

Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts., 9/8/16	349,000	349,849
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	50,000	50,160
7% Sr. Unsec. Nts., 10/15/17	162,000	183,207

		583,216

Utilities—1.2%
Electric Utilities—1.0%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	205,000	208,721
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	154,000	158,714
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	138,000	154,772
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	239,000	242,524
Kansas City Power & Light Co., 5.30% Sr. Unsec. Nts., 10/1/41	120,000	129,399
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	230,000	233,273
Oncor Electric Delivery Co., 7% Debs., 9/1/22	198,000	254,036
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[2]	322,000	338,161
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	235,000	308,556

		2,028,156

Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	212,000	227,064
Multi-Utilities—0.1%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	194,000	204,628
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Nts., 12/15/41	53,000	54,303

		258,931

Total Non-Convertible Corporate Bonds and Notes (Cost $36,798,681)		37,637,168

	Shares

Investment Companies—15.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[11,12] (Cost $32,784,414)	32,784,414	32,784,414

Total Investments, at Value (Cost $232,141,466)	115.4%	237,714,032
Liabilities in Excess of Other Assets	(15.4)	(31,779,971)

Net Assets	100.0%	$205,934,061

18 OPPENHEIMER BALANCED FUND/VA

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,723,347 or 5.69% of the Fund’s net assets as of December 30, 2011.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $1,000,078, which represents 0.49% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41	11/2/11	$200,984	$200,600	$(384)
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11-10/11/11	251,672	213,750	(37,922)
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	125,957	128,776	2,819
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	231,246	228,892	(2,354)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	254,109	228,060	(26,049)

		$1,063,968	$1,000,078	$(63,890)

5.	When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See Note 1 of the accompanying Notes.

6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,771,932 or 1.35% of the Fund’s net assets as of December 30, 2011.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $144,097 or 0.07% of the Fund’s net assets as of December 30, 2011.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $212,701. See Note 5 of the accompanying Notes.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	45,755,638	100,641,276	113,612,500	32,784,414

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$32,784,414	$80,528

12.	Rate shown is the 7-day yield as of December 30, 2011.
19 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$13,343,882	$—	$—	$13,343,882
Consumer Staples	8,172,220	—	—	8,172,220
Energy	15,031,008	—	—	15,031,008
Financials	22,838,192	—	—	22,838,192
Health Care	11,901,124	—	—	11,901,124
Industrials	6,100,408	—	—	6,100,408
Information Technology	9,696,316	—	—	9,696,316
Materials	3,204,032	—	—	3,204,032
Telecommunication Services	3,593,924	—	—	3,593,924
Utilities	5,227,430	—	—	5,227,430
Asset-Backed Securities	—	8,875,014	—	8,875,014
Mortgage-Backed Obligations	—	58,107,974	—	58,107,974
U.S. Government Obligations	—	1,200,926	—	1,200,926
Non-Convertible Corporate Bonds and Notes	—	37,637,168	—	37,637,168
Investment Company	32,784,414	—	—	32,784,414

Total Investments, at Value	131,892,950	105,821,082	—	237,714,032
Other Financial Instruments:
Futures margins	18,316	—	—	18,316
Foreign currency exchange contracts	—	28,920	—	28,920

Total Assets	$131,911,266	$105,850,002	$—	$237,761,268

Liabilities Table
Other Financial Instruments:
Futures margins	$(11,188)	$—	$—	$(11,188)
Foreign currency exchange contracts	—	(8,731)	—	(8,731)

Total Liabilities	$(11,188)	$(8,731)	$—	$(19,919)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
20 |  OPPENHEIMER BALANCED FUND/VA

Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

Counterparty/		Contract	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	Amount (000’s)	Dates	Value	Appreciation	Depreciation

Brown Brothers Harriman
Japanese Yen (JPY)	Sell	36,617 JPY	1/6/12	$475,728	$208	$—
Bank of America
Japanese Yen (JPY)	Sell	61,566 JPY	1/4/12-1/5/12	799,924	—	8,731
Chase Manhattan Bank
Swiss Franc (CHF)	Sell	4,647 CHF	1/3/12	4,947,229	28,712	—

					$28,920	$8,731

Futures Contracts as of December 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds	Buy	24	3/21/12	$3,475,500	$42,776
U.S. Treasury Nts., 10 yr.	Buy	1	3/21/12	131,125	6
U.S. Treasury Nts., 2 yr.	Sell	54	3/30/12	11,909,531	(3,064)
U.S. Treasury Nts., 5 yr.	Sell	37	3/30/12	4,560,539	(17,547)
U.S. Treasury Ultra Bonds	Buy	21	3/21/12	3,363,938	20,631

					$42,802

See accompanying Notes to Financial Statements.
21 |  OPPENHEIMER BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $199,357,052)	$204,929,618
Affiliated companies (cost $32,784,414)	32,784,414

237,714,032
Cash	55,568
Unrealized appreciation on foreign currency exchange contracts	28,920
Receivables and other assets:
Investments sold (including $834,575 sold on a when-issued or delayed delivery basis)	2,110,172
Interest, dividends and principal paydowns	934,679
Futures margins	18,316
Other	15,397

Total assets	240,877,084

Liabilities
Unrealized depreciation on foreign currency exchange contracts	8,731
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	34,608,626
Shares of beneficial interest redeemed	134,661
Shareholder communications	45,714
Transfer and shareholder servicing agent fees	17,606
Distribution and service plan fees	15,095
Trustees’ compensation	13,626
Futures margins	11,188
Other	87,776

Total liabilities	34,943,023
Net Assets	$205,934,061

Composition of Net Assets
Par value of shares of beneficial interest	$18,310
Additional paid-in capital	261,404,840
Accumulated net investment income	3,885,373
Accumulated net realized loss on investments and foreign currency transactions	(64,994,840)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,620,378

Net Assets	$205,934,061

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $128,383,141 and 11,366,261 shares of beneficial interest outstanding)	$11.30
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $77,550,920 and 6,943,916 shares of beneficial interest outstanding)	$11.17

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
22 |  OPPENHEIMER BALANCED FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Interest	$3,740,550
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $41,729)	1,555,903
Affiliated companies	80,528

Total investment income	5,376,981

Expenses
Management fees	1,695,109
Distribution and service plan fees—Service shares	212,975
Transfer and shareholder servicing agent fees:
Non-Service shares	141,905
Service shares	85,192
Shareholder communications:
Non-Service shares	34,918
Service shares	20,972
Custodian fees and expenses	23,781
Trustees’ compensation	11,530
Administration service fees	1,500
Other	51,445

Total expenses	2,279,327
Less waivers and reimbursements of expenses	(545,502)

Net expenses	1,733,825
Net Investment Income	3,643,156

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	7,451,196
Closing and expiration of futures contracts	1,402,952
Foreign currency transactions	721,809

Net realized gain	9,575,957
Net change in unrealized appreciation/depreciation on:
Investments	(10,948,759)
Translation of assets and liabilities denominated in foreign currencies	(559,038)
Futures contracts	50,474

Net change in unrealized appreciation/depreciation	(11,457,323)

Net Increase in Net Assets Resulting from Operations	$1,761,790

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
23 |  OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$3,643,156	$4,859,704
Net realized gain	9,575,957	16,046,665
Net change in unrealized appreciation/depreciation	(11,457,323)	7,623,134

Net increase in net assets resulting from operations	1,761,790	28,529,503

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,355,682)	(2,184,050)
Service shares	(1,802,307)	(1,027,757)

	(5,157,989)	(3,211,807)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(20,174,392)	(25,243,141)
Service shares	(10,697,145)	(8,416,068)

	(30,871,537)	(33,659,209)

Net Assets
Total decrease	(34,267,736)	(8,341,513)
Beginning of period	240,201,797	248,543,310

End of period (including accumulated net investment income of $3,885,373 and $5,128,069, respectively)	$205,934,061	$240,201,797

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
24 |  OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$11.47	$10.30	$8.45	$16.41	$17.69

Income (loss) from investment operations:
Net investment income[2]	.20	.23	.25	.41	.43
Net realized and unrealized gain (loss)	(.11)	1.09	1.60	(7.03)	.19

Total from investment operations	.09	1.32	1.85	(6.62)	.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.15)	—	(.39)	(.46)

Distributions from net realized gain	—	—	—	(.95)	(1.44)

Total dividends and/or distributions to shareholders	(.26)	(.15)	—	(1.34)	(1.90)

Net asset value, end of period	$11.30	$11.47	$10.30	$8.45	$16.41

Total Return, at Net Asset Value[3]	0.72%	12.91%	21.89%	(43.47)%	3.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,383	$150,622	$159,797	$169,621	$385,948

Average net assets (in thousands)	$141,848	$151,620	$159,013	$295,669	$418,103

Ratios to average net assets:[4]
Net investment income	1.70%	2.13%	2.71%	3.14%	2.55%
Total expenses[5]	0.91%	0.91%	0.89%	0.76%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.65%	0.60%	0.67%	0.73%

Portfolio turnover rate[6]	102%	54%	87%	67%	68%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.93%
Year Ended December 31, 2010	0.92%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.76%
Year Ended December 31, 2007	0.75%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720
See accompanying Notes to Financial Statements.
25 |  OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$11.35	$10.19	$8.38	$16.28	$17.57

Income (loss) from investment operations:
Net investment income[2]	.16	.20	.22	.37	.38
Net realized and unrealized gain (loss)	(.11)	1.08	1.59	(6.97)	.19

Total from investment operations	.05	1.28	1.81	(6.60)	.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.12)	—	(.35)	(.42)
Distributions from net realized gain	—	—	—	(.95)	(1.44)

Total dividends and/or distributions to shareholders	(.23)	(.12)	—	(1.30)	(1.86)

Net asset value, end of period	$11.17	$11.35	$10.19	$8.38	$16.28

Total Return, at Net Asset Value[3]	0.38%	12.68%	21.60%	(43.62)%	3.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,551	$89,580	$88,746	$68,798	$121,399

Average net assets (in thousands)	$85,157	$87,280	$77,101	$100,164	$117,012

Ratios to average net assets:[4]
Net investment income	1.45%	1.87%	2.42%	2.90%	2.30%
Total expenses[5]	1.16%	1.16%	1.15%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.90%	0.85%	0.92%	0.98%

Portfolio turnover rate[6]	102%	54%	87%	67%	68%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.18%
Year Ended December 31, 2010	1.17%
Year Ended December 31, 2009	1.17%
Year Ended December 31, 2008	1.01%
Year Ended December 31, 2007	1.00%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720
See accompanying Notes to Financial Statements.
26 |  OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Balanced Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total investment return, which includes current income and capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
27 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$34,608,626
Sold securities	834,575
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
28 | OPPENHEIMER BALANCED FUND/VA

     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
29 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$3,890,265	$—	$64,721,622	$5,355,887

1.	As of December 30, 2011, the Fund had $58,137,466 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$13,408,759
2017	44,728,707

Total	$58,137,466

2.	As of December 30, 2011, the Fund had $6,584,156 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $15,143,099 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $15,850,248 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase to	Increase to
Accumulated	Accumulated
Net Investment	Net Realized Loss
Income	on Investments

$272,137	$272,137
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$5,157,989	$3,211,807
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$232,371,885
Federal tax cost of other investments	(5,355,361)

Total federal tax cost	$227,016,524

Gross unrealized appreciation	$8,427,376
Gross unrealized depreciation	(3,071,489)

Net unrealized appreciation	$5,355,887

30 | OPPENHEIMER BALANCED FUND/VA

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
31 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	252,001	$2,909,335	272,126	$2,909,287
Dividends and/or distributions reinvested	287,056	3,355,682	209,000	2,184,050
Redeemed	(2,302,830)	(26,439,409)	(2,866,355)	(30,336,478)

Net decrease	(1,763,773)	$(20,174,392)	(2,385,229)	$(25,243,141)

Service Shares
Sold	423,625	$4,837,026	627,983	$6,716,376
Dividends and/or distributions reinvested	155,505	1,802,307	99,204	1,027,757
Redeemed	(1,531,184)	(17,336,478)	(1,542,514)	(16,160,201)

Net decrease	(952,054)	$(10,697,145)	(815,327)	$(8,416,068)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$175,187,163	$188,834,785
U.S. government and government agency obligations	737,646	771,994
To Be Announced (TBA) mortgage-related securities	450,804,195	453,759,282
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $229,756 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
32 | OPPENHEIMER BALANCED FUND/VA

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $312,513 and $187,740 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $45,249 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
33 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for	Statement of Assets and			Statement of Assets and
as Hedging Instruments	Liabilities Location	Value		Liabilities Location	Value

Interest rate contracts	Futures margins	$18,316	*	Futures margins	$11,188	*
Foreign exchange contracts	Unrealized depreciation on foreign currency exchange contracts	28,920		Unrealized appreciation on foreign currency exchange contracts	8,731

Total		$47,236			$19,919

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
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The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not	Closing and
Accounted for as	expiration of futures	Foreign currency
Hedging Instruments	contracts	transactions	Total

Foreign exchange contracts	$—	$(4,185)	$(4,185)
Interest rate contracts	1,402,952	—	1,402,952

Total	$1,402,952	$(4,185)	$1,398,767

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not		Translation of assets and
Accounted for as		liabilities denominated in
Hedging Instruments	Futures contracts	foreign currencies	Total

Foreign exchange contracts	$—	$20,189	$20,189
Interest rate contracts	50,474	—	50,474

Total	$50,474	$20,189	$70,663

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $13,905 and $21,677, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $8,387,118 and $14,904,462 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
6. Restricted Securities
As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
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     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
37 | OPPENHEIMER BALANCED FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Balanced Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Balanced Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver,Colorado
February 16, 2012
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 26.69% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
39 | OPPENHEIMER BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mitch Williams, Krishna Memani, and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mixed-asset target allocation moderate
40 | OPPENHEIMER BALANCED FUND/VA

funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one-year Lipper period, although it underperformed its performance universe median during the three-, five-, and ten-year periods. The Board noted the appointment on April 1, 2009 of a new portfolio manager for the Fund and of the head of the Investment Grade Fixed Income Team to oversee the Fund’s investments. The Board also noted that the Fund performed in the second quintile of its performance universe for the year to date ended April 30, 2011.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation moderate funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median. The Board also considered that the Manager has voluntarily agreed to waive a portion of the management fee so that total annual fund operating expenses will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. This voluntary expense limitation may not be amended or withdrawn until one year after the date of the prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Continued	Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization)(since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005- March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004- August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President
44 | OPPENHEIMER BALANCED FUND/VA

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	(June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Williams, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Age: 46	Vice President of the Manager (since August 2007), a Chartered Financial Analyst and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

Mitch Williams, Vice President (since 2011) Age: 43	Vice President of the Manager (since July 2006); a Chartered Financial Analyst and a Senior Research Analyst of the Manager (since April 2002). Prior to joining the manager, Vice President and Research Analyst for Evergreen Funds (October 2000-January 2002). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
45 | OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
46 | OPPENHEIMER BALANCED FUND/VA

OPPENHEIMER BALANCED FUND/VA
A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011
Oppenheimer
Capital Appreciation
Annual Report
Fund/VA
A Series of Oppenheimer Variable Account Funds
ANNUAL REPORT
Listing of Top Holdings Fund Performance Discussion Financial Statements
1234

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
Portfolio Manager: Julie Van Cleave, CFA
Average Annual Total Returns
For the Periods Ended 12/30/111

	1-Year	5-Year	10-Year

Non-Service Shares	–1.15%	–0.56%	1.23%
Service Shares	–1.37%	–0.81%	0.97%
Expense Ratios
For the Fiscal Year Ended 12/30/111

Non-Service Shares	0.80%
Service Shares	1.05
The performance data quoted represents past performance, which does not guarantee future results.
The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Apple, Inc.	6.5%
QUALCOMM, Inc.	4.6
Google, Inc., Cl. A	3.4
McDonald’s Corp.	2.4
Oracle Corp.	2.1
Allergan, Inc.	2.1
Union Pacific Corp.	2.1
Costco Wholesale Corp.	2.0
Occidental Petroleum Corp.	1.9
Coca-Cola Co. (The)	1.9
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.
2 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares produced a total return of -1.15% for the reporting period ended December 30, 2011.1 On a relative basis, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned 2.64% and the S&P 500 Index, which returned 2.11%. The bulk of the Fund’s declines occurred over the third quarter of 2011, when the U.S. equity market experienced significant volatility. The Fund underperformed the Index primarily in the energy sector due to stock selection. The Fund outperformed versus the Index primarily in consumer discretionary.
Economic and Market Overview
The reporting period began with a sense of market optimism over improving Gross Domestic Product (“GDP”) growth in Europe and the U.S., and equity markets in those regions overall experienced solid gains through the first four months of 2011. After strong gains in 2010, most developing market equities started the year off lagging their developed market counterparts due to concerns over slowing growth and rising inflation.
     Market volatility across global equity markets grew over the second quarter of 2011 when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries that fiscal instability might spread to other parts of Europe. Concerns over the economic problems in other European countries intensified as did a sense of unease over the health of the European banking system. A natural disaster in Japan caused disruptions in supply chains in the information technology sector and the automotive industry. Previously high-flying economies such as Brazil, Australia and India saw their GDP numbers cool off significantly as they struggled to keep their economies from heading into recession. In the U.S., the Fed’s latest round of quantitative easing, labeled “QE2”, officially ended on June 30, adding to questions around what the Fed’s next move might be to help stimulate the U.S. economy. These developments, in addition to persistently high levels of U.S. unemployment and a depressed U.S. housing market, contributed to a weaker-than-expected estimate of U.S. GDP during the second quarter of the year.
     Due to the sluggish economy and lowered expectations for future economic growth, global equities began a decline over the summer that intensified as the third quarter progressed. The markets priced in a renewed sense of pessimism that Europe might succumb to a double-dip recession and that the U.S. was headed for a prolonged period of disappointing growth. Uncertainty and market nervousness grew as a deal to raise the U.S. debt ceiling was not reached until shortly before the deadline. As a result of the intense political wrangling, the credit rating agency Standard & Poor’s took the unprecedented and controversial step of downgrading the debt of the U.S., a decision that the two other major U.S. credit rating agencies opted not to follow. These events, coupled with the high likelihood of a Greek default on its debt and worries that Italy might be next, sent stocks sharply lower over the third quarter of 2011.
     In the fourth quarter, equity markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life as high unemployment trended downward, the housing market picked up slightly and consumer sentiment improved.
Top Individual Contributors
The top contributor to overall performance was information technology holding Apple, Inc., which was also the top holding of the Fund at period end. Apple continued to out-execute its peers. The company’s continued success at innovation and highly recognizable brand led to global growth and share gains across its top revenue producing products—iPhones, iPads and Mac PCs. QUALCOMM, Inc., the Fund’s second largest holding at period end, was another information technology stock that contributed positively to Fund performance. During the period, QUALCOMM experienced strong sales and completed its acquisition of Atheros Communications, Inc., which is a developer of wireless connectivity chips such as WiFi. QUALCOMM also began to benefit from share gains in smartphones, by becoming a leading supplier to market leader Apple, Inc.
1. December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
3 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE DISCUSSION
     Outside of the information technology sector, aerospace and defense company Goodrich Corp. produced positive results for the Fund. During the period, United Technologies Corp. announced that it planned to purchase Goodrich for $127.50 per share. The market reacted positively to this news, sending Goodrich’s stock price higher. Within the consumer discretionary sector, fast food chain McDonald’s Corp. posted solid results, as it benefited from the popularity of its McCafe beverage line-up, breakfasts and its premium chicken sandwiches.
     The Fund also received positive results from pharmaceutical holdings Bristol-Myers Squibb Co. and Allergan, Inc. Bristol-Myers Squibb, which produces such drugs as Plavix and Abilify, benefited from recent trial results for Eliquis, an anticoagulant that showed “best in class” data for both stroke and major bleeding against the existing drug Warfarin, while also showing a statistically significant reduction in mortality. Additionally, a competing drug from Johnson & Johnson/Bayer, which is currently in trials, experienced a setback from the Food and Drug Administration (FDA). Multi-specialty health care company Allergan continued to benefit from sales of Botox.
Top Individual Detractors
During the reporting period, information technology stocks Juniper Networks, Inc. and Broadcom Corp. detracted from Fund performance. During the period, Juniper Networks was impacted by slowing capital expenditure trends at telecommunications services companies who were paralyzed by the weakening global economy and European uncertainty. Semiconductor firm Broadcom had a difficult reporting period, as the semiconductor industry generally did not fare well given the difficult economic environment and lack of new investment. In telecommunication services, NII Holdings, Inc. detracted from performance. NII Holdings’ stock declined over the last quarter of 2011 after reporting a third-quarter loss and a lowered revenue outlook for 2011. We exited our position by period end.
     Energy holding Baker Hughes, Inc. and health care stock Illumina, Inc. detracted from Fund results given the significant market volatility over the second half of 2011. Baker Hughes is the world’s third largest oilfield services company delivering focused efforts on shale gas and other oilfield services. The Fund’s investment in Baker Hughes was negatively impacted by a sell-off in energy stocks in the third quarter of 2011 as crude oil prices declined amid concerns that an economic slowdown could dampen demand. Biotech firm Illumina fell sharply after it warned it would miss third quarter revenue forecasts and withdraw its full-year estimate. While biotech stocks overall performed poorly for the period, Illumina’s stock fell further than most after it expressed a negative outlook for research funding in the U.S. and Europe and a drop in demand for the company’s Genome Analyzer equipment. We exited our position by period end.
Outlook
Weak GDP numbers in multiple regions of the globe have raised questions around whether the fragile global economic recovery has reversed course and begun a slide back into recession. Concerns exist that slow or negative growth will negatively impact consumer sentiment and spending habits, leading to further weakness in the global economy and the markets. The markets are pricing in a great deal of uncertainty, whether that uncertainty lies with the outcomes of the debates in the U.S. Congress over debt reduction or the political upheavals across much of Europe. Improving unemployment figures in the U.S. offer some degree of optimism for the U.S economy. Measures being undertaken in Europe to shore up the euro and the Eurozone may help to stem in 2012 some of the significant market volatility we saw in 2011.
     Despite the market volatility we have witnessed of late, we remain confident in our investment approach. We will continue to search for companies that, in our view, offer strong earnings prospects and are trading at attractive valuations. We believe that moments like these can lead to significant investment opportunities where solid companies are undervalued and which we can purchase at an attractive price. While current global political and economic conditions are causing significant market fluctuations, we have not changed our long-term approach to investing and believe that reacting strongly to short-term market gyrations is rarely warranted or a prudent investment strategy.
4 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market, and the Russell 1000 Growth Index, an unmanaged index of 1,000 U.S. large cap growth stocks. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
5 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Capital Appreciation Fund/VA (Non-Service) S&P 500 Index Russell 1000 Growth Index
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Capital Appreciation Fund/VA (Service) S&P 500 Index Russell 1000 Growth Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.  December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
6 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2011	December 30, 2011	December 30, 2011

Actual
Non-Service shares	$1,000.00	$937.30	$3.84
Service shares	1,000.00	936.30	5.06

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.11	4.01
Service shares	1,000.00	1,019.85	5.28
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.79%
Service shares	1.04
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
7 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—99.0%
Consumer Discretionary—15.4%
Auto Components—1.1%
Johnson Controls, Inc.	345,170	$10,790,014
Hotels, Restaurants & Leisure—3.3%
McDonald’s Corp.	240,060	24,085,220
Yum! Brands, Inc.	161,580	9,534,836

		33,620,056

Internet & Catalog Retail—1.4%
Amazon.com, Inc.[1]	80,064	13,859,078
Media—1.6%
Walt Disney Co. (The)	420,360	15,763,500
Specialty Retail—4.2%
Bed Bath & Beyond, Inc.[1]	77,280	4,479,922
O’Reilly Automotive, Inc.[1]	198,330	15,856,484
Tiffany & Co.	153,330	10,159,646
TJX Cos., Inc. (The)	194,880	12,579,504

		43,075,556

Textiles, Apparel & Luxury Goods—3.8%
Coach, Inc.	214,130	13,070,495
Nike, Inc., Cl. B	159,740	15,394,144
Ralph Lauren Corp.	73,590	10,161,307

		38,625,946

Consumer Staples—11.7%
Beverages—4.0%
Brown-Forman Corp., Cl. B	104,700	8,429,397
Coca-Cola Co. (The)	270,190	18,905,194
SABMiller plc	377,520	13,234,908

		40,569,499

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	239,690	19,970,971
Food Products—3.1%
Mead Johnson Nutrition Co., Cl. A	57,800	3,972,594
Nestle SA	271,734	15,621,884
Unilever NV CVA	338,928	11,655,105

		31,249,583

Household Products—1.5%
Colgate-Palmolive Co.	169,090	15,622,225
Personal Products—0.6%
Estee Lauder Cos., Inc. (The), Cl. A	54,320	6,101,222
Tobacco—0.5%
Philip Morris International, Inc.	64,880	5,091,782
Energy—11.3%
Energy Equipment & Services—5.3%
Baker Hughes, Inc.	193,570	9,415,245
Cameron International Corp.[1]	208,180	10,240,374
Ensco plc, Sponsored ADR	148,610	6,972,781
National Oilwell Varco, Inc.	168,250	11,439,318
Schlumberger Ltd.	236,260	16,138,921

		54,206,639

Oil, Gas & Consumable Fuels—6.0%
Apache Corp.	100,230	9,078,833
Chevron Corp.	171,580	18,256,112
ConocoPhillips	187,230	13,643,450
Occidental Petroleum Corp.	206,680	19,365,916

		60,344,311

Financials—1.8%
Capital Markets—0.2%
Charles Schwab Corp. (The)	181,470	2,043,352
Commercial Banks—0.6%
Standard Chartered plc	264,590	5,760,745
Consumer Finance—1.0%
American Express Co.	219,650	10,360,891
Health Care—12.1%
Biotechnology—2.1%
Alexion Pharmaceuticals, Inc.[1]	67,730	4,842,695
Celgene Corp.[1]	130,230	8,803,548
Vertex Pharmaceuticals, Inc.[1]	229,680	7,627,673

		21,273,916

Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	266,400	13,181,472
Life Sciences Tools & Services—1.7%
Mettler-Toledo International, Inc.[1]	49,000	7,237,790
Thermo Fisher Scientific, Inc.[1]	224,650	10,102,511

		17,340,301

Pharmaceuticals—7.0%
Allergan, Inc.	245,170	21,511,216
Bristol-Myers Squibb Co.	499,230	17,592,865
Novo Nordisk AS, Cl. B	152,384	17,511,438
Roche Holding AG	83,549	14,160,546

		70,776,065

Industrials—15.0%
Aerospace & Defense—3.4%
Goodrich Corp.	78,122	9,663,691
Precision Castparts Corp.	71,670	11,810,499
United Technologies Corp.	174,990	12,790,019

		34,264,209
8 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value

Air Freight & Logistics—1.4%
United Parcel Service, Inc., Cl. B	192,050	$14,056,140
Electrical Equipment—1.3%
Emerson Electric Co.	278,810	12,989,758
Industrial Conglomerates—1.5%
Danaher Corp.	332,420	15,637,037
Machinery—5.3%
Caterpillar, Inc.	151,360	13,713,216
Cummins, Inc.	43,420	3,821,828
Deere & Co.	93,600	7,239,960
Joy Global, Inc.	181,857	13,633,819
Parker-Hannifin Corp.	202,230	15,420,038

		53,828,861

Road & Rail—2.1%
Union Pacific Corp.	196,220	20,787,547
Information Technology—26.4%
Communications Equipment—5.2%
Juniper Networks, Inc.[1]	305,190	6,228,928
QUALCOMM, Inc.	843,470	46,137,809

		52,366,737

Computers & Peripherals—6.5%
Apple, Inc.[1]	162,590	65,848,950
Electronic Equipment & Instruments—1.0%
Corning, Inc.	828,440	10,753,151
Internet Software & Services—4.8%
eBay, Inc.[1]	473,620	14,364,895
Google, Inc., Cl. A1	52,670	34,019,553

		48,384,448

IT Services—2.7%
International Business Machines Corp.	86,300	15,868,844
Visa, Inc., Cl. A	113,257	11,498,983

		27,367,827
Semiconductors & Semiconductor
Equipment—1.1%
Broadcom Corp., Cl. A	395,580	11,614,229
Software—5.1%
Intuit, Inc.	300,400	15,798,036
Oracle Corp.	845,390	21,684,254
Vmware, Inc., Cl. A1	167,190	13,908,536

		51,390,826

Materials—5.3%
Chemicals—3.7%
Albemarle Corp.	82,010	4,224,335
Ecolab, Inc.	197,680	11,427,881
Mosaic Co. (The)	77,660	3,916,394
Praxair, Inc.	173,052	18,499,259

		38,067,869

Metals & Mining—1.6%
Freeport-McMoRan Copper & Gold, Inc., Cl. B	281,190	10,344,980
Rio Tinto plc	113,948	5,529,995

		15,874,975

Total Common Stocks (Cost $735,719,310)		1,002,859,688

Investment Company—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3] (Cost $8,136,365)	8,136,365	8,136,365

Total Investments, at Value (Cost $743,855,675)	99.8%	1,010,996,053
Other Assets Net of Liabilities	0.2	2,202,155

Net Assets	100.0%	$1,013,198,208

9 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Nore 1 of the accompanying Note.

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	72,534	147,246,660	139,182,829	8,136,365

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$8,136,365	$7,315

3.	Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$155,734,150	$—	$—	$155,734,150
Consumer Staples	105,370,374	13,234,908	—	118,605,282
Energy	114,550,950	—	—	114,550,950
Financials	12,404,243	5,760,745	—	18,164,988
Health Care	122,571,754	—	—	122,571,754
Industrials	151,563,552	—	—	151,563,552
Information Technology	267,726,168	—	—	267,726,168
Materials	53,942,844	—	—	53,942,844
Investment Company	8,136,365	—	—	8,136,365

Total Assets	$992,000,400	$18,995,653	$—	$1,010,996,053

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
10 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $735,719,310)	$1,002,859,688
Affiliated companies (cost $8,136,365)	8,136,365

1,010,996,053
Cash	2,683
Receivables and other assets:
Dividends	2,875,070
Shares of beneficial interest sold	276,097
Other	101,548

Total assets	1,014,251,451
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	607,498
Shareholder communications	213,049
Transfer and shareholder servicing agent fees	86,922
Distribution and service plan fees	71,553
Trustees’ compensation	39,042
Legal, auditing and other professional fees	26,000
Other	9,179

Total liabilities	1,053,243
Net Assets	$1,013,198,208

Composition of Net Assets
Par value of shares of beneficial interest	$25,573
Additional paid-in capital	1,040,394,286
Accumulated net investment income	3,993,822
Accumulated net realized loss on investments and foreign currency transactions	(298,600,481)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	267,385,008

Net Assets	$1,013,198,208

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $637,868,461 and 16,045,913 shares of beneficial interest outstanding)	$39.75
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $375,329,747 and 9,526,732 shares of beneficial interest outstanding)	$39.40

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
11 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $298,519)	$15,258,739
Affiliated companies	7,315
Interest	716

Total investment income	15,266,770
Expenses
Management fees	7,570,152
Distribution and service plan fees—Service shares	1,018,862
Transfer and shareholder servicing agent fees:
Non-Service shares	714,086
Service shares	407,595
Shareholder communications:
Non-Service shares	104,964
Service shares	59,333
Trustees’ compensation	52,240
Custodian fees and expenses	33,816
Administration service fees	1,500
Other	73,144

Total expenses	10,035,692
Less waivers and reimbursements of expenses	(91,612)

Net expenses	9,944,080
Net Investment Income	5,322,690
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	51,490,189
Foreign currency transactions	7,557,246

Net realized gain	59,047,435
Net change in unrealized appreciation/depreciation on:
Investments	(66,910,317)
Translation of assets and liabilities denominated in foreign currencies	(7,021,334)

Net change in unrealized appreciation/depreciation	(73,931,651)
Net Decrease in Net Assets Resulting from Operations	$(9,561,526)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$5,322,690	$3,239,641
Net realized gain	59,047,435	159,280,200
Net change in unrealized appreciation/depreciation	(73,931,651)	(38,941,658)

Net increase (decrease) in net assets resulting from operations	(9,561,526)	123,578,183
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,685,368)	(1,796,034)
Service shares	(448,818)	—

	(3,134,186)	(1,796,034)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(125,913,455)	(385,079,054)
Service shares	(43,268,026)	(59,987,624)

	(169,181,481)	(445,066,678)
Net Assets
Total decrease	(181,877,193)	(323,284,529)
Beginning of period	1,195,075,401	1,518,359,930

End of period (including accumulated net investment income of $3,993,822 and $1,761,658, respectively)	$1,013,198,208	$1,195,075,401

[1]	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$40.35	$36.94	$25.67	$47.18	$41.43

Income (loss) from investment operations:
Net investment income[2]	.23	.11	.09	.10	.07
Net realized and unrealized gain (loss)	(.69)	3.36	11.27	(21.55)	5.78

Total from investment operations	(.46)	3.47	11.36	(21.45)	5.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.06)	(.09)	(.06)	(.10)

Net asset value, end of period	$39.75	$40.35	$36.94	$25.67	$47.18

Total Return, at Net Asset Value[3]	(1.15)%	9.42%	44.52%	(45.52)%	14.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$637,868	$771,086	$1,074,190	$829,931	$1,631,791

Average net assets (in thousands)	$713,770	$976,242	$927,670	$1,256,525	$1,631,686

Ratios to average net assets:[4]
Net investment income	0.57%	0.31%	0.29%	0.25%	0.15%
Total expenses[5]	0.80%	0.79%	0.78%	0.66%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.79%	0.78%	0.66%	0.65%

Portfolio turnover rate	27%	58%	46%	67%	59%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.80%
Year Ended December 31, 2010	0.79%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$39.99	$36.64	$25.42	$46.78	$41.09

Income (loss) from investment operations:
Net investment income (loss)[2]	.13	.02	.01	— [3]	(.05)
Net realized and unrealized gain (loss)	(.68)	3.33	11.21	(21.36)	5.74

Total from investment operations	(.55)	3.35	11.22	(21.36)	5.69

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	—	— [3]	—	— [3]

Net asset value, end of period	$39.40	$39.99	$36.64	$25.42	$46.78

Total Return, at Net Asset Value[4]	(1.37)%	9.15%	44.15%	(45.66)%	13.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$375,330	$423,989	$444,170	$313,931	$546,887

Average net assets (in thousands)	$407,413	$427,640	$368,634	$454,558	$510,874

Ratios to average net assets:[5]
Net investment income (loss)	0.32%	0.06%	0.03%	0.00%[6]	(0.10)%
Total expenses[7]	1.05%	1.04%	1.04%	0.91%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.04%	1.03%	0.91%	0.91%

Portfolio turnover rate	27%	58%	46%	67%	59%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Less than 0.005%.

7.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.05%
Year Ended December 31, 2010	1.04%
Year Ended December 31, 2009	1.04%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.91%
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
16 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
17 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,355,106	$—	$296,790,277	$265,435,167

1.	As of December 30, 2011, the Fund had $289,995,783 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$109,362,611
2017	180,633,172

Total	$289,995,783

2.	As of December 30, 2011, the Fund had $6,794,494 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $62,322,990 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $72,900,879 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase	Increase to
to Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$43,660	$43,660
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$3,134,186	$1,796,034
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table.
18 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$745,805,516

Gross unrealized appreciation	$298,208,830
Gross unrealized depreciation	(32,773,663)

Net unrealized appreciation	$265,435,167

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the
19 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

1. Significant Accounting Policies Continued
reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,249,985	$50,511,923	2,554,247	$93,160,063
Dividends and/or distributions reinvested	63,634	2,685,368	48,307	1,796,034
Redeemed	(4,379,711)	(179,110,746)	(12,572,941)	(480,035,151)

Net decrease	(3,066,092)	$(125,913,455)	(9,970,387)	$(385,079,054)

Service Shares
Sold	696,209	$28,336,802	1,613,467	$57,695,403
Dividends and/or distributions reinvested	10,709	448,818	—	—
Redeemed	(1,782,789)	(72,053,646)	(3,133,549)	(117,683,027)

Net decrease	(1,075,871)	$(43,268,026)	(1,520,082)	$(59,987,624)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$299,307,755	$476,954,733
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $1,145,815 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance
20 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $28,772 and $17,036 for Non-Service and Service shares, respectively.
     Effective September 1, 2011, the Manager had voluntarily agreed to reduce its management fee by 0.05% of the Fund’s average daily net assets until the Fund’s trailing one-year total return performance was in the third quintile of the Fund’s Lipper peer group as measured at each calendar quarter end. The management fee reduction would be terminated effective as of the first business day following the achievement of this goal and therefore terminated effective October 1, 2011. During the year ended December 30, 2011, the Manager reimbursed the Fund $41,699.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $4,105 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
21 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
22 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for
as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$65,057

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for	Translation of assets and liabilities
as Hedging Instruments	denominated in foreign currencies

Foreign exchange contracts	$1,356
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $318,483 and $449,775, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of December 30, 2011, the Fund had no outstanding forward contracts.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
23 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
24 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Capital Appreciation Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
25 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
26 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Julie Van Cleave, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large-cap growth funds underlying variable
27 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
insurance products. The Board considered that the Fund outperformed its performance universe median during the ten-year Lipper period, although it underperformed its performance universe median during the one-, three-, and five-year periods. The Board considered the Fund’s recent improved performance, ranking in the third quintile for the year to date ended April 30, 2011. The Board noted the recent change in portfolio management to the Fund, effective April 26, 2010.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap growth funds underlying variable insurance products. Effective September 1, 2011, the Manager has voluntarily agreed to reduce its management fee by 0.05% of the Fund’s average daily net assets until the Fund’s trailing one-year total return performance is in the third quintile of the Fund’s Lipper peer group as measured at each calendar quarter end. The management fee reduction will be terminated effective as of the first business day following the achievement of this goal. The management fee reduction is a voluntary undertaking by the Manager, and the Manager may terminate it at any time. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were higher than its expense group median. The Board also considered that the actual management fees were only two basis points higher than the median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
28 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
29 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
30 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Continued	Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999—March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004- August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
31 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited/Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet, Mss. Van Cleave and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Julie Van Cleave, Vice President (since 2010) Age: 52	Vice President of the Manager (since April 2010); a Chartered Financial Analyst. Prior to joining the Manager, a Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management (December 2002-February 2009). Prior to 2002, a Managing Director, a portfolio manager and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life. A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
32 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011 Oppenheimer Core Bond Fund/VAAnnual Report A Series of Oppenheimer Variable Account Funds A N N UA L R E P O RT Fund Allocations Fund Performance Discussion Financial Statements

OPPENHEIMER CORE BOND FUND/VA
Portfolio Managers: Krishna Memani and
Peter A. Strzalkowski, CFA
Average Annual Total Returns
For the Periods Ended 12/30/111

	1-Year	5-Year	10-Year

Non-Service Shares	8.27%	-3.40%	1.11%

	1-Year	5-Year	Since Inception (5/1/02)

Service Shares	7.93%	-3.64%	0.80%
Expense Ratios
For the Period Ended 12/30/111

	Gross	Net
	Expense	Expense
	Ratios[2]	Ratios[2]

Non-Service Shares	0.79%	0.77%
Service Shares	1.04	1.02
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	These Expense Ratios include the applicable indirect expenses attributable to the Fund’s investments in other investment companies.

Corporate Bonds & Notes — Top Ten Industries

Oil, Gas & Consumable Fuels	4.3%
Insurance	3.4
Capital Markets	3.0
Media	2.9
Commercial Banks	2.4
Electric Utilities	2.3
Diversified Financial Services	2.3
Diversified Telecommunication Services	1.6
Metals & Mining	1.5
Energy Equipment & Services	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.

Credit Rating Breakdown	NRSRO Only Total

AAA	63.1%
AA	1.5
A	9.8
BBB	17.0
BB	5.5
B	0.6
CCC	2.3
CC	0.0 *
D	0.2

Total	100.0%

*	Represents a value of less than 0.05%.
The percentages above are based on the market value of the Fund’s securities as of December 30, 2011, and are subject to change. Except for certain securities issued or guaranteed by a sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a sovereign entity are assigned a credit rating equal to the highest NRSRO rating assigned to that sovereign entity. U.S. Government “Treasury” and “Agency” securities are included in the AAA category. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
2 | OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares produced a total return of 8.27% for the reporting period ended December 30, 2011.3 On a relative basis, the Fund outperformed the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which generated a total return of 7.84%. In comparison, the Barclays Capital Credit Index and the Citigroup Broad Investment Grade Bond Index produced total returns of 8.35% and 7.85%, respectively. The Fund’s positive performance occurred in an environment where fixed-income investments, particularly those domiciled in the U.S., generally performed much better relative to global equities.
Economic and Market Overview
The first half of the reporting period was generally characterized by resilience among investors who looked forward to improved credit conditions in a recovering global economy. Even the wave of political unrest in the Middle East in early 2011, which led to sharply higher energy prices, had only a temporary dampening effect on most financial markets. Likewise, markets recovered relatively quickly after a devastating natural disaster and subsequent nuclear energy crisis hit Japan in March, disrupting global industrial supply chains. During this time, equities and higher-yielding fixed income securities generally performed well.
     Investor sentiment began to deteriorate in late April, when U.S. economic data proved disappointing, and a contentious U.S. fiscal policy debate intensified. These concerns reached a tipping point in early August, when the credit rating company Standard & Poor’s downgraded the sovereign debt of the U.S., a decision that the two other major credit rating firms opted not to follow.
     Meanwhile, international uncertainty worsened with the high likelihood that Greece was headed for default on its debt and other members of the European Union continued to struggle with heavy debt burdens, leading to worries over the health of the European banking system. Inflationary pressures mounted in China and other emerging markets, where investors grew concerned that remedial measures, including higher local interest rates, might derail these major engines of global growth. Financial markets also grew concerned that new recessions in the developed markets could mean a slowdown in growth in export dependent emerging economies. Some emerging market countries saw their GDP growth stall after a prolonged period of solid increases.
     These events triggered a flight to quality that boosted traditional safe havens but hurt areas of the market that historically have been considered riskier. Fixed-income investments in emerging markets generally underperformed their developed markets counterparts as a result of shifting investor sentiment. In the United States, long-term U.S. Treasury securities continued to rally even after the credit-rating downgrade, but high yield corporate bonds gave back earlier gains, despite generally healthy balance sheets and limited needs for near term refinancing. Market turbulence throughout the world was particularly severe over the third quarter of 2011 with most global risk markets experiencing sharp declines.
     In the fourth quarter, risk markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life as high unemployment trended downward, the housing market picked up slightly and consumer sentiment improved.
Fund Review
During the reporting period, the Fund’s positive performance was driven by its investments in mortgage backed obligations, primarily residential mortgage-backed securities (RMBS). The Fund’s exposure to RMBS included securities guaranteed by government-sponsored enterprises, commonly referred to as agency RMBS, as well as a smaller allocation to RMBS originated by private entities, also known as non-agency RMBS. Commercial mortgage-backed securities (CMBS) and asset backed securities (ABS) also performed well for the Fund. Despite bouts of risk aversion, particularly over the volatile third quarter of 2011, mortgage backed obligations generally produced positive results for the year. The Fund also benefited from an allocation to investment grade and high yield securities for the year.

3.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
3 | OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION
     In terms of detractors from performance, the Fund’s limited exposure to U.S. Treasuries hurt relative performance versus the Index. Despite Standard & Poor’s downgrade of U.S. sovereign debt, U.S. Treasuries held up well during the year as many investors remained cautious of risk. Our underweight position in agency debt also detracted from relative performance this period.
Outlook
We remain cautiously optimistic at period end. We expect uncertainty in the Eurozone to keep consumer, business and investor anxiety elevated. Yet, we see recent steps taken by Eurozone policymakers to address the crisis as positive; albeit slow and incomplete. In the U.S., concerns remain over slow growth and the ability of elected officials to address the key issues relating to deficits, entitlements and taxation. However, a domestic recession seems unlikely given recent upside surprises and the possibility of QE3 as 2012 progresses.
     Despite these ongoing concerns, we believe the continued high level of risk aversion could mean bond markets have priced in most negative outcomes. This could be beneficial to riskier asset classes in the face of positive, or less negative, headlines. As such, we expect to maintain allocations to domestic credit, ABS, RMBS and CMBS. Corporate profitability continues to advance while defaults for non-investment-grade issuers remain low. We view the wide spreads on credit as an opportunity; yet, this tilt results in underweights to U.S. Treasuries, which may benefit if events trigger a flight to quality in the market. Given the potential risk emanating from Europe, we have a more defensive posture than usual. Overall, the Fund is focused on carry, or additional yield, by seeking to maintain positions that boost income above that of the benchmark. We believe our careful and tactical security selection process can uncover opportunities in 2012.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on May 1, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities; the Barclays Capital U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds, and the Barclays Capital Credit Index, an index of non-convertible U.S. investment grade corporate bonds. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
4 | OPPENHEIMER CORE BOND FUND/VA

Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Core Bond Fund/VA(NonService) Citigroup Broad Investment Grade Bond Index Barclays Capital U.S. Aggregate Bond Index Barclays Capital Credit Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
5 | OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Core Bond Fund/VA (Service) Citigroup Broad Investment Grade Bond Index Barclays Capital U.S. Aggregate Bond Index Barclays Capital Credit Index
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
6 | OPPENHEIMER CORE BOND FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2011	December 30, 2011	December 30, 2011

Actual
Non-Service shares	$1,000.00	$1,042.30	$3.85
Service shares	1,000.00	1,040.10	5.13

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.31	3.81
Service shares	1,000.00	1,020.05	5.08
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.75%
Service shares	1.00
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
7 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Principal
	Amount	Value

Asset-Backed Securities—10.3%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[1]	$235,000	$234,471
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	280,000	280,317
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/15[1]	660,000	671,093
Ally Master Owner Trust, Asset-Backed Nts., Series 2011-1, Cl. A2, 2.15%, 1/15/16	230,000	232,599
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2, 1.54%, 9/15/16	545,000	543,545
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	13,802	13,879
AmeriCredit Automobile Receivables Trust 2010-3, Automobile Receivables-Backed Nts., Series 2010-3, Cl. A2, 0.77%, 12/9/13	195,640	195,618
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	120,000	121,541
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15	140,000	140,607
Series 2011-2, Cl. D, 4%, 5/8/17	235,000	234,683
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	650,000	649,027
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables Nts.:
Series 2011-5, Cl. D, 4.72%, 12/8/17	435,000	445,042
Series 2011-5, Cl. D., 1.55%, 7/8/16	360,000	359,921
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	35,467	35,483
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.394%, 9/25/36[2]	19,776	5,814
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.404%, 7/25/36[2]	343,755	316,859
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[1]	102,238	107,220
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	323,323
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[1]	915,000	1,000,157
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[1]	725,000	789,121
Series 2009-A8, Cl. A8, 2.378%, 5/16/16[1,2]	620,000	623,866
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.078%, 1/20/41[2]	465,000	465,563
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.034%, 2/25/33[2]	15,723	15,101
Series 2005-16, Cl. 2AF2, 5.377%, 5/1/36[2]	432,896	332,575
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.414%, 6/25/47[2]	35,693	31,561
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	400,000	405,419
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[1]	206,383	207,391
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	570,000	571,091
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[1]	134,000	133,557
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[3]	435,000	434,133
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	304,650	303,242
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.75%, 10/15/12[1]	163,213	163,194
Ford Credit Auto Owner Trust, Automobile Receivable Nts., Series 2010-A, Cl. A4, 2.15%, 6/15/15	670,000	683,012
8 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Asset-Backed Securities Continued
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.828%, 9/15/14[2]	$470,000	$473,627
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.928%, 12/15/14[1,2]	490,000	495,377
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	490,000	496,803
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.828%, 10/20/14[1,2]	460,000	464,060
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[1]	445,000	444,967
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	1,015,000	1,026,867
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.394%, 8/25/36[2]	63,521	19,359
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,4]	3,370,016	303,301
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	440,000	441,130
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.428%, 1/15/15[1,2]	485,000	488,705
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[1]	365,000	364,348
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	181,803	181,798
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	485,000	485,029
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13[1]	219,052	219,242
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	465,000	464,053
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. A3, 1.64%, 9/15/15	40,000	40,010
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	437,701	433,871
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[1]	369,547	364,004
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	440,000	440,715
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[1]	205,000	204,801
Total Asset-Backed Securities (Cost $21,965,197)		18,922,092

Mortgage-Backed Obligations—68.7%
Government Agency—56.9%
FHLMC/FNMA/FHLB/Sponsored—56.5%
Federal Home Loan Mortgage Corp.:
4.50%, 1/1/42[5]	3,455,000	3,661,760
5%, 12/15/34	19,762	21,279
5.50%, 9/1/39	1,311,162	1,425,525
6%, 5/15/18-10/15/29	2,556,913	2,819,008
6.50%, 4/15/18-4/1/34	575,095	647,369
7%, 8/15/16-10/1/37	704,099	808,842
8%, 4/1/16	164,882	178,703
9%, 8/1/22-5/1/25	62,719	72,329
10.50%, 11/14/20	2,662	3,227
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	15,444	17,675
Series 1674, Cl. Z, 6.75%, 2/15/24	47,509	53,813
Series 2006-11, Cl. PS, 23.49%, 3/25/36[2]	401,801	561,097
Series 2034, Cl. Z, 6.50%, 2/15/28	5,663	6,334
Series 2042, Cl. N, 6.50%, 3/15/28	17,019	19,724
Series 2043, Cl. ZP, 6.50%, 4/15/28	663,971	761,453
Series 2046, Cl. G, 6.50%, 4/15/28	45,826	52,599
Series 2053, Cl. Z, 6.50%, 4/15/28	6,825	7,633
Series 2066, Cl. Z, 6.50%, 6/15/28	740,183	849,508
Series 2195, Cl. LH, 6.50%, 10/15/29	562,840	658,104
Series 2220, Cl. PD, 8%, 3/15/30	2,717	3,244
Series 2326, Cl. ZP, 6.50%, 6/15/31	159,913	185,282
9 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2461, Cl. PZ, 6.50%, 6/15/32	$774,966	$879,599
Series 2470, Cl. LF, 1.278%, 2/15/32[2]	6,794	6,919
Series 2500, Cl. FD, 0.778%, 3/15/32[2]	151,899	152,645
Series 2526, Cl. FE, 0.678%, 6/15/29[2]	216,768	217,531
Series 2538, Cl. F, 0.878%, 12/15/32[2]	856,802	862,726
Series 2551, Cl. FD, 0.678%, 1/15/33[2]	142,836	143,267
Series 2663, Cl. BA, 4%, 8/1/16	74,057	74,222
Series 2686, Cl. CD, 4.50%, 2/1/17	5,687	5,685
Series 2936, Cl. PE, 5%, 2/1/35	69,000	77,333
Series 3019, Cl. MD, 4.75%, 1/1/31	134,215	134,904
Series 3025, Cl. SJ, 23.73%, 8/15/35[2]	76,803	109,830
Series 3094, Cl. HS, 23.363%, 6/15/34[2]	222,910	301,810
Series 3242, Cl. QA, 5.50%, 3/1/30	86,664	87,040
Series 3822, Cl. JA, 5%, 6/1/40	58,249	63,080
Series 3848, Cl. WL, 4%, 4/1/40	65,158	68,872
Series R001, Cl. AE, 4.375%, 4/1/15	11,643	11,640
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped
Mtg.-Backed Security:
Series 205, Cl. IO, 13.265%, 9/1/29[6]	19,360	3,354
Series 206, Cl. IO, 10.491%, 12/1/29[6]	238,719	43,411
Series 2074, Cl. S, 63.15%, 7/17/28[6]	4,152	889
Series 2079, Cl. S, 73.948%, 7/17/28[6]	7,129	1,537
Series 2130, Cl. SC, 50.33%, 3/15/29[6]	274,054	55,868
Series 243, Cl. 6, 0.377%, 12/15/32[6]	269,732	48,995
Series 2526, Cl. SE, 40.405%, 6/15/29[6]	9,790	1,976
Series 2527, Cl. SG, 10.406%, 2/15/32[6]	145,042	1,546
Series 2531, Cl. ST, 56.547%, 2/15/30[6]	111,449	3,427
Series 2796, Cl. SD, 61.789%, 7/15/26[6]	441,997	86,799
Series 2802, Cl. AS, 62.443%, 4/15/33[6]	232,163	16,640
Series 2819, Cl. S, 53.364%, 6/15/34[6]	91,180	18,501
Series 2920, Cl. S, 63.715%, 1/15/35[6]	1,665,099	282,204
Series 3004, Cl. SB, 99.999%, 7/15/35[6]	95,608	14,714
Series 3110, Cl. SL, 99.999%, 2/15/26[6]	247,773	31,756
Series 3451, Cl. SB, 20.75%, 5/15/38[6]	274,136	32,676
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.804%, 6/1/26[7]	104,236	95,487
Federal National Mortgage Assn.:
2.579%, 10/1/36[2]	185,087	195,812
3.50%, 1/1/27[5]	5,535,000	5,789,264
4%, 1/1/42[5]	9,480,000	9,961,407
4.50%, 1/1/27-1/1/42[5]	16,305,000	17,361,225
5%, 2/25/22-7/25/22	16,175	17,433
5%, 1/1/42[5]	12,283,000	13,271,401
5.50%, 1/1/27-1/1/42[5]	6,616,000	7,203,121
6%, 1/1/42[5]	3,815,000	4,201,270
6.50%, 5/25/17-1/1/34	1,043,267	1,142,030
6.50%, 1/1/42[5]	1,611,000	1,792,741
7%, 11/1/17-7/25/35	493,426	545,939
7.50%, 1/1/33	11,253	13,408
8.50%, 7/1/32	20,802	25,436
Federal National Mortgage Assn., 15 yr.:
3%, 1/1/27[5]	10,010,000	10,340,017
4%, 1/1/27[5]	490,000	516,873
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19	11,430	12,731
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	557,768	630,536
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	446,810	497,067
Trust 1998-61, Cl. PL, 6%, 11/25/28	228,301	257,001
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	367,654	421,439
Trust 2001-44, Cl. QC, 6%, 9/25/16	20,234	21,597
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	28,123	32,659
Trust 2001-74, Cl. QE, 6%, 12/25/31	647,052	729,510
Trust 2002-12, Cl. PG, 6%, 3/25/17	10,455	11,308
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,964,000	4,413,662
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,424,695	1,526,075
Trust 2004-9, Cl. AB, 4%, 7/1/17	234,006	236,062
Trust 2005-12, Cl. JC, 5%, 6/1/28	120,341	120,681
Trust 2005-22, Cl. EC, 5%, 10/1/28	54,062	54,165
Trust 2005-30, Cl. CU, 5%, 4/1/29	74,529	74,946
Trust 2006-46, Cl. SW, 23.123%, 6/25/36[2]	294,847	411,682
Trust 2006-50, Cl. KS, 23.124%, 6/25/36[2]	431,309	601,834
Trust 2007-42, Cl. A, 6%, 2/1/33	715,327	749,709
Trust 2009-36, Cl. FA, 1.234%, 6/25/37[2]	563,821	570,861
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 38.447%, 11/18/31[6]	25,535	4,596
Trust 2001-63, Cl. SD, 35.722%, 12/18/31[6]	8,219	1,464
Trust 2001-65, Cl. S, 36.948%, 11/25/31[6]	640,666	116,105
Trust 2001-68, Cl. SC, 26.238%, 11/25/31[6]	5,426	983
Trust 2001-81, Cl. S, 31.868%, 1/25/32[6]	175,653	34,736
Trust 2002-28, Cl. SA, 38.371%, 4/25/32[6]	4,862	901
Trust 2002-38, Cl. SO, 53.992%, 4/25/32[6]	12,050	2,197
Trust 2002-39, Cl. SD, 43.567%, 3/18/32[6]	7,968	1,596
Trust 2002-47, Cl. NS, 34.496%, 4/25/32[6]	483,784	92,342
Trust 2002-48, Cl. S, 34.501%, 7/25/32[6]	7,945	1,500
Trust 2002-51, Cl. S, 34.75%, 8/25/32[6]	444,115	84,784
Trust 2002-52, Cl. SD, 40.908%, 9/25/32[6]	560,808	112,159
Trust 2002-52, Cl. SL, 36.61%, 9/25/32[6]	5,025	959
Trust 2002-53, Cl. SK, 41.633%, 4/25/32[6]	27,763	5,723
Trust 2002-56, Cl. SN, 36.625%, 7/25/32[6]	10,833	2,047
Trust 2002-60, Cl. SM, 37.002%, 8/25/32[6]	86,925	13,456
10 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-7, Cl. SK, 36.625%, 1/25/32[6]	$40,260	$6,447
Trust 2002-77, Cl. BS, 31.49%, 12/18/32[6]	52,703	8,904
Trust 2002-77, Cl. IS, 49.219%, 12/18/32[6]	20,530	4,195
Trust 2002-77, Cl. JS, 29.15%, 12/18/32[6]	86,882	13,978
Trust 2002-77, Cl. SA, 30.879%, 12/18/32[6]	83,124	13,979
Trust 2002-77, Cl. SH, 41.744%, 12/18/32[6]	236,071	46,144
Trust 2002-84, Cl. SA, 40.331%, 12/25/32[6]	595,074	102,847
Trust 2002-9, Cl. MS, 33.469%, 3/25/32[6]	9,056	1,756
Trust 2002-90, Cl. SN, 38.32%, 8/25/32[6]	44,719	6,922
Trust 2002-90, Cl. SY, 42.875%, 9/25/32[6]	29,782	4,743
Trust 2003-26, Cl. DI, 11.339%, 4/25/33[6]	19,479	3,223
Trust 2003-33, Cl. SP, 40.253%, 5/25/33[6]	644,497	105,155
Trust 2003-4, Cl. S, 36.576%, 2/25/33[6]	410,619	72,169
Trust 2003-89, Cl. XS, 40.742%, 11/25/32[6]	257,718	12,950
Trust 2004-54, Cl. DS, 51.344%, 11/25/30[6]	406,838	76,427
Trust 2005-14, Cl. SE, 41.553%, 3/25/35[6]	321,895	46,700
Trust 2005-40, Cl. SA, 60.463%, 5/25/35[6]	910,791	162,186
Trust 2005-40, Cl. SB, 70.886%, 5/25/35[6]	43,208	7,327
Trust 2005-71, Cl. SA, 61.213%, 8/25/25[6]	1,064,192	149,205
Trust 2005-93, Cl. SI, 18.704%, 10/25/35[6]	858,372	126,692
Trust 2006-129, Cl. SM, 28.813%, 1/25/37[6]	359,365	51,487
Trust 2006-60, Cl. DI, 38.843%, 4/25/35[6]	219,501	31,667
Trust 2008-55, Cl. SA, 20.914%, 7/25/38[6]	174,277	19,345
Trust 2008-67, Cl. KS, 48.436%, 8/25/34[6]	1,862,074	135,713
Trust 221, Cl. 2, 38.599%, 5/1/23[6]	7,095	1,299
Trust 222, Cl. 2, 25.595%, 6/1/23[6]	797,465	150,091
Trust 252, Cl. 2, 36.807%, 11/1/23[6]	688,313	126,484
Trust 294, Cl. 2, 15.406%, 2/1/28[6]	77,542	12,792
Trust 301, Cl. 2, 2.112%, 4/1/29[6]	8,385	1,516
Trust 303, Cl. IO, 7.301%, 11/1/29[6]	121,718	21,862
Trust 320, Cl. 2, 11.724%, 4/1/32[6]	542,817	94,745
Trust 321, Cl. 2, 1.699%, 4/1/32[6]	1,669,799	301,875
Trust 324, Cl. 2, 0.501%, 7/1/32[6]	17,319	3,083
Trust 331, Cl. 5, 0%, 2/1/33[6,8]	23,882	4,034
Trust 331, Cl. 9, 13.237%, 2/1/33[6]	450,538	88,590
Trust 334, Cl. 12, 0.423%, 2/1/33[6]	42,634	7,058
Trust 334, Cl. 17, 20.883%, 2/1/33[6]	314,392	69,355
Trust 339, Cl. 12, 2.511%, 7/1/33[6]	598,401	114,193
Trust 339, Cl. 7, 4.65%, 7/1/33[6]	1,407,874	200,725
Trust 343, Cl. 13, 10.169%, 9/1/33[6]	571,447	106,302
Trust 343, Cl. 18, 1.089%, 5/1/34[6]	156,841	26,048
Trust 345, Cl. 9, 0%, 1/1/34[6,8]	590,152	76,371
Trust 351, Cl. 10, 0.79%, 4/1/34[6]	214,546	31,305
Trust 351, Cl. 8, 1.45%, 4/1/34[6]	338,575	49,908
Trust 356, Cl. 10, 1.266%, 6/1/35[6]	277,143	40,385
Trust 356, Cl. 12, 1.97%, 2/1/35[6]	138,557	20,198
Trust 362, Cl. 13, 3.439%, 8/1/35[6]	498,643	79,971
Trust 364, Cl. 15, 4.816%, 9/1/35[6]	30,226	4,711
Trust 364, Cl. 16, 0.173%, 9/1/35[6]	581,279	97,023
Trust 365, Cl. 16, 2.414%, 3/1/36[6]	901,114	146,806
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.278%, 9/25/23[7]	247,603	224,077

		104,288,809

GNMA/Guaranteed—0.4%
Government National Mortgage Assn.:
7%, 12/29/23-3/15/26	24,890	28,843
8.50%, 8/1/17-12/15/17	89,649	101,221
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	74,144	88,350
Series 2000-7, Cl. Z, 8%, 1/16/30	31,700	38,060
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 71.063%, 7/16/28[6]	15,299	3,310
Series 2001-21, Cl. SB, 91.534%, 1/16/27[6]	545,428	107,416
Series 2002-15, Cl. SM, 82.478%, 2/16/32[6]	571,974	106,165
Series 2004-11, Cl. SM, 73.936%, 1/17/30[6]	451,877	102,989
Series 2007-17, Cl. AI, 21.009%, 4/16/37[6]	170,572	31,993

		608,347

Non-Agency—11.8%
Commercial—8.7%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.304%, 4/14/29[6]	5,269,927	145,432
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	710,000	774,322
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.622%, 6/1/49[2]	385,000	414,465
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 3.287%, 6/22/24[1,6]	2,702,173	131,511
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	134,414	134,106
11 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	$67,367	$64,310
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	321,377	254,324
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	376,206	381,230
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	875,000	931,627
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[1]	581,251	598,446
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.857%, 9/1/20[1,6]	4,602,164	345,880
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	515,654	503,080
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	199,832	131,099
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 5.857%, 11/1/37[2]	383,103	233,851
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	1,280,000	1,386,588
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	495,000	466,759
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	351,661	359,584
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	380,206	350,790
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.834%, 5/25/35[2]	566,538	385,765
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.11%, 11/1/35[2]	656,173	447,249
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]	396,095	397,831
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[1]	710,000	739,079
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[3]	1,270,963	1,283,164
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	646,709	543,845
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	880,000	967,894
Lehman Brothers Commercial Conduit Mortgage Trust, Interest- Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 57.776%, 2/18/30[6]	3,192,227	51,436
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	132,743	108,327
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	904,998	928,973
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.879%, 6/1/49[2]	490,000	463,298
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 31.725%, 5/18/32[6]	41,277,456	96,548
12 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Commercial Continued
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 5.118%, 7/1/37[2]	$591,438	$356,032
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	520,000	572,745
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.474%, 12/1/35[2]	360,667	279,814
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/43[1]	358,437	372,057
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.777%, 4/1/37[2]	182,781	147,685
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.042%, 11/1/37[2]	455,796	332,157

		16,081,303

Multifamily—0.5%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.672%, 6/1/36[2]	415,587	339,132
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.259%, 5/1/37[2]	155,749	126,031
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.689%, 3/25/36[2]	508,897	406,937

		872,100

Other—0.2%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	350,000	380,274
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 77.143%, 10/23/17[6]	562	55
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 3.603%, 10/23/17[7]	832	816

		381,145

Residential—2.4%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.544%, 5/1/36[2]	155,000	137,355
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	231,189	193,936
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	339,202	326,136
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	36,141	34,989
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	373,766	260,289
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	380,681	370,535
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	524,442	450,761
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.375%, 10/25/36[2]	44,682	40,319
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	232,844	241,629
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	54,626	31,012
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	1,914	1,087
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	23,792	13,952
13 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	$153,247	$118,795
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3A1, 2.505%, 5/1/34[2]	238,564	219,579
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.61%, 2/1/37[2]	59,121	39,307
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.467%, 5/1/37[2]	849,883	709,694
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	356,352	277,141
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.625%, 9/1/34[2]	230,777	219,987
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	469,449	451,553
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.667%, 10/1/36[2]	389,016	326,937

		4,464,993

Total Mortgage-Backed Obligations (Cost $124,323,010)		126,696,697

U.S. Government Obligations—1.7%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	180,000	187,467
2.50%, 5/27/16	255,000	270,459
5%, 2/16/17	295,000	348,763
5.25%, 4/18/16	515,000	607,516
5.50%, 7/18/16	295,000	352,295
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/16[9]	485,000	513,160
4.875%, 12/15/16	415,000	489,583
5%, 3/15/16	320,000	373,407

Total U.S. Government Obligations (Cost $2,949,907)		3,142,650

Corporate Bonds and Notes—42.4%
Consumer Discretionary—7.0%
Automobiles—0.6%
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 9/15/14[1]	348,000	346,388
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	192,000	268,806
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	513,000	535,436

		1,150,630
Diversified Consumer Services—0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	475,000	513,000
Hotels, Restaurants & Leisure—0.7%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	753,000	807,159
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	526,000	591,893

		1,399,052

Household Durables—0.8%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	435,000	446,963
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	429,000	450,011
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	152,000	158,025
8% Sr. Unsec. Nts., 5/1/12	380,000	388,522

		1,443,521

Leisure Equipment & Products—0.2%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	395,000	415,182
Media—2.9%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	292,000	416,697
Comcast Corp., 6.40% Sr. Unsec. Nts., 3/1/40	112,000	139,465
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	404,000	446,420
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	359,000	414,641
Dish DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	431,000	466,558
Historic TW, Inc., 9.125% Debs., 1/15/13	149,000	160,706
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	190,000	202,825
10% Sr. Unsec. Nts., 7/15/17	528,000	605,880
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	438,000	492,750
14 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Media Continued
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	$281,000	$324,443
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	257,000	337,314
Time Warner, Inc., 4% Sr. Unsec. Unsub. Nts., 1/15/22	439,000	453,563
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	230,000	244,032
6.50% Sr. Sec. Nts., 1/15/18	555,000	592,463

		5,297,757

Multiline Retail—0.7%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	261,000	268,997
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	765,000	814,312
Target Corp., 7% Bonds, 1/15/38	103,000	144,217

		1,227,526

Specialty Retail—0.8%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	426,000	453,690
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	477,000	482,963
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19[1]	460,000	483,000

		1,419,653

Consumer Staples—2.9%
Beverages—0.5%
Anheuser-Busch Inbev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19	246,000	318,970
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	119,000	130,217
Pernod-Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/22[1]	459,000	481,620

		930,807

Food & Staples Retailing—0.4%
CVS Caremark Corp., 6.125% Sr. Unsec. Unsub. Nts., 9/15/39	174,000	212,109
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	133,000	136,768
Kroger Co. (The), 5% Sr. Nts., 4/15/13	443,000	463,636

		812,513
Food Products—0.9%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	210,000	220,401
8.50% Sr. Unsec. Nts., 6/15/19	200,000	243,726
Kraft Foods, Inc.:
6% Sr. Unsec. Nts., 2/11/13	410,000	432,105
6.50% Sr. Unsec. Unsub. Nts., 2/9/40	262,000	341,447
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	470,000	509,950

		1,747,629

Household Products—0.3%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21[1]	463,000	488,000
Tobacco—0.8%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	358,000	557,902
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	311,000	327,398
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	460,000	493,574

		1,378,874

Energy—5.8%
Energy Equipment & Services—1.5%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	524,000	546,511
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	593,000	663,116
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21[1]	217,000	222,425
6.625% Sr. Unsec. Nts., 11/15/20	208,000	213,720
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	499,000	525,103
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	496,000	516,154

		2,687,029

Oil, Gas & Consumable Fuels—4.3%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	316,000	352,265
BG Energy Capital plc, 4% Sr. Unsec. Nts., 10/15/21[1]	329,000	339,671
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	427,000	448,350
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[1]	457,000	485,050
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	445,000	476,150
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	665,000	736,003
Encana Corp., 3.90% Sr. Unsec. Unsub. Nts., 11/15/21	169,000	170,055
Energy Transfer Partners LP, 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	374,000	366,921
15 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
EQT Corp., 4.875% Sr. Unsec. Unsub. Nts., 11/15/21	$281,000	$284,095
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	757,000	798,217
Marathon Petroleum Corp., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	240,000	251,088
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	419,000	450,425
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	466,000	494,375
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	427,000	478,240
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	270,000	290,250
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	764,000	755,669
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	441,000	443,875
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[1]	339,000	346,666

		7,967,365

Financials—12.9%
Capital Markets—3.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	800,000	847,510
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	477,000	404,266
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	703,000	686,821
6.25% Sr. Nts., 2/1/41	443,000	435,284
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	598,000	552,070
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[1]	262,000	238,534
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,285,000	1,241,467
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	433,000	423,022
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	509,000	515,496
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	181,000	179,479

		5,523,949

Commercial Banks—2.4%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[1]	507,000	515,895
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	845,000	832,325
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	1,090,000	910,150
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	356,000	298,261
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	308,000	321,087
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	466,000	477,454
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	367,000	394,984
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	581,000	616,481

		4,366,637

Consumer Finance—1.0%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	441,000	461,146
American Express Credit Corp., 2.80% Sr. Unsec. Unsub. Nts., 9/19/16	450,000	452,800
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	439,000	452,472
SLM Corp., 6.25% Sr. Nts., 1/25/16	602,000	586,051

		1,952,469

Diversified Financial Services—2.3%
Bank of America Corp., 3.75% Sr. Unsec. Unsub. Nts., 7/12/16	495,000	458,890
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	1,462,000	1,562,606
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[2,3]	666,000	474,525
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[1]	320,000	283,075
JPMorgan Chase & Co.:
5.40% Sr. Unsec. Nts., 1/6/42	135,000	141,140
7.90% Perpetual Bonds, Series 1[10]	869,000	928,337
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	416,000	395,765

		4,244,338

Insurance—3.4%
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	125,000	149,824
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	368,000	376,069
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	260,000	267,444
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[1]	455,000	465,101
Hartford Financial Services Group, Inc. (The), 6.625% Sr. Unsec. Unsub. Nts., 3/30/40	306,000	304,141
16 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Insurance Continued
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	$441,000	$409,507
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[1]	685,000	672,230
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	945,000	793,800
Prudential Financial, Inc., 5.375% Sr. Unsec. Unsub. Nts., 6/21/20	833,000	892,720
Swiss Re Capital I LP, 6.854% Perpetual Bonds[1,10]	875,000	748,136
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	320,000	329,947
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	463,000	470,781
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[2,3]	513,000	464,265

		6,343,965

Real Estate Investment Trusts—0.8%
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	237,000	238,529
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	103,000	103,000
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	464,000	485,460
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	180,000	180,135
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[1]	439,000	449,883

		1,457,007

Health Care—0.8%
Biotechnology—0.2%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	291,000	320,836
Health Care Providers & Services—0.3%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	237,000	303,487
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	300,000	324,114

		627,601

Pharmaceuticals—0.3%
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	495,000	511,706
Industrials—3.0%
Aerospace & Defense—0.5%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	477,000	491,310
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	420,000	462,000

		953,310
Commercial Services & Supplies—0.5%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	473,000	515,570
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16	434,000	436,713

		952,283

Industrial Conglomerates—1.0%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	460,000	465,631
4.65% Sr. Unsec. Nts., 10/17/21	446,000	466,208
5.25% Sr. Unsec. Nts., 10/19/12	28,000	28,986
6.375% Unsec. Sub. Bonds, 11/15/67	852,000	841,350

		1,802,175

Machinery—0.6%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[1]	457,000	472,995
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	216,000	230,928
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[1]	412,000	447,020

		1,150,943

Professional Services—0.1%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	76,000	78,850
Road & Rail—0.3%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	130,000	147,523
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18	400,000	442,000

		589,523

Information Technology—1.8%
Communications Equipment—0.2%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	144,000	163,126
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	179,000	196,113

		359,239

Computers & Peripherals—0.4%
Hewlett-Packard Co.:
2.35% Sr. Unsec. Unsub. Nts., 3/15/15	490,000	488,076
4.65% Sr. Unsec. Nts., 12/9/21	363,000	383,605

		871,681

Electronic Equipment & Instruments—0.5%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	875,000	877,062
Office Electronics—0.2% Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	435,000	456,861
17 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Semiconductors & Semiconductor Equipment—0.2%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	$306,000	$353,233
Software—0.3%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	517,000	520,611
Materials—3.0%
Chemicals—1.1%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	200,000	248,518
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	842,000	867,202
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	440,000	492,800
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	285,000	348,654

		1,957,174

Containers & Packaging—0.2%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	370,000	390,615
Metals & Mining—1.5%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	698,000	742,411
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	669,000	739,245
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	465,000	482,788
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	28,000	30,516
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	266,297
6% Sr. Unsec. Unsub. Nts., 10/15/15	432,000	465,810
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	80,000	82,422

		2,809,489

Paper & Forest Products—0.2%
International Paper Co., 4.75% Sr. Unsec. Unsub. Nts., 2/15/22	365,000	388,591
Telecommunication Services—2.3%
Diversified Telecommunication Services—1.6%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	518,000	637,038
British Telecommunications plc, 9.875% Bonds, 12/15/30	298,000	420,488
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	158,000	155,252
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	477,000	490,118
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	447,000	497,682
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	286,000	363,665
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	412,000	448,050

		3,012,293

Wireless Telecommunication Services—0.7%
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts., 9/8/16	774,000	775,884
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	130,000	130,416
7% Sr. Unsec. Nts., 10/15/17	337,000	381,116

		1,287,416

Utilities—2.9%
Electric Utilities—2.3%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[1]	447,000	455,114
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	342,000	352,469
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	292,000	327,488
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	464,000	470,842
Kansas City Power & Light Co., 5.30% Sr. Unsec. Nts., 10/1/41	261,000	281,443
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	470,000	476,689
Oncor Electric Delivery Co., 7% Debs., 9/1/22	409,000	524,752
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[1]	655,000	687,874
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[1]	510,000	669,632

		4,246,303

Energy Traders—0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	455,000	487,330
Multi-Utilities—0.3%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	424,000	447,228
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Nts., 12/15/41	116,000	118,852

		566,080

Total Corporate Bonds and Notes (Cost $76,704,877)		78,338,108

	Shares

Investment Company—15.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[11,12] (Cost $28,319,973)	28,319,973	28,319,973

Total Investments, at Value (Cost $254,262,964)	138.4%	255,419,520
Liabilities in Excess of Other Assets	(38.4)	(70,854,222)

Net Assets	100.0%	$184,565,298

18 | OPPENHEIMER CORE BOND FUND/VA

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,761,703 or 13.42% of the Fund’s net assets as of December 30, 2011.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $3,393,259, which represents 1.84% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41	11/2/11	$434,965	$434,133	$(832)
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11-10/11/11	543,979	474,525	(69,454)
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	1,255,075	1,283,164	28,089
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	3,281,116	303,301	(2,977,815)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	438,271	433,871	(4,400)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	517,024	464,265	(52,759)

		$6,470,430	$3,393,259	$(3,077,171)

4.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5.	When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See Note 1 of the accompanying Notes.

6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,329,467 or 2.89% of the Fund’s net assets as of December 30, 2011.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $320,380 or 0.17% of the Fund’s net assets as of December 30, 2011.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $513,160. See Note 5 of the accompanying Notes.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31,2010	Additions	Reductions	December 30,2011

Oppenheimer Institutional Money Market Fund, Cl. E	25,899,825	93,303,874	90,883,726	28,319,973

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$28,319,973	$57,584

12.	Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
19 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$18,922,092	$—	$18,922,092
Mortgage-Backed Obligations	—	126,696,697	—	126,696,697
U.S. Government Obligations	—	3,142,650	—	3,142,650
Corporate Bonds and Notes	—	78,338,108	—	78,338,108
Investment Company	28,319,973	—	—	28,319,973

Total Investments, at Value	28,319,973	227,099,547	—	255,419,520

Other Financial Instruments:
Futures margins	50,877	—	—	50,877

Total Assets	$28,370,850	$227,099,547	$—	$255,470,397

Liabilities Table
Other Financial Instruments:
Futures margins	$(25,518)	$—	$—	$(25,518)

Total Liabilities	$(25,518)	$—	$—	$(25,518)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of December 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds	Buy	45	3/21/12	$6,516,563	$70,811
U.S. Treasury Nts., 2 yr.	Sell	110	3/30/12	24,260,156	(5,569)
U.S. Treasury Nts., 5 yr.	Sell	79	3/30/12	9,737,367	(37,808)
U.S. Treasury Nts., 10 yr.	Buy	11	3/21/12	1,442,375	6,347
U.S. Treasury Ultra Bonds	Buy	54	3/21/12	8,650,125	52,435

					$86,216

See accompanying Notes to Financial Statements.
20 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $225,942,991)	$227,099,547
Affiliated companies (cost $28,319,973)	28,319,973

255,419,520
Cash	78,759
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	1,815,274
Interest, dividends and principal paydowns	1,479,073
Shares of beneficial interest sold	1,270,462
Futures margins	50,877
Other	46,178

Total assets	260,160,143

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	75,414,943
Shareholder communications	52,011
Futures margins	25,518
Shares of beneficial interest redeemed	18,977
Trustees’ compensation	16,770
Transfer and shareholder servicing agent fees	15,453
Distribution and service plan fees	12,568
Other	38,605

Total liabilities	75,594,845

Net Assets	$184,565,298

Composition of Net Assets
Par value of shares of beneficial interest	$23,514
Additional paid-in capital	264,231,050
Accumulated net investment income	8,902,644
Accumulated net realized loss on investments	(89,834,682)
Net unrealized appreciation on investments	1,242,772

Net Assets	$184,565,298

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $122,271,102 and 15,520,149 shares of beneficial interest outstanding)	$7.88
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $62,294,196 and 7,993,566 shares of beneficial interest outstanding)	$7.79

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Interest	$8,013,498
Dividends from affiliated companies	57,584
Fee income on when-issued securities	2,053,668

Total investment income	10,124,750

Expenses
Management fees	1,115,919
Distribution and service plan fees—Service shares	146,541
Transfer and shareholder servicing agent fees:
Non-Service shares	127,352
Service shares	58,632
Shareholder communications:
Non-Service shares	34,078
Service shares	15,296
Custodian fees and expenses	20,464
Trustees’ compensation	14,794
Administration service fees	1,500
Other	50,062

Total expenses	1,584,638
Less waivers and reimbursements of expenses	(43,913)

Net expenses	1,540,725

Net Investment Income	8,584,025

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	4,215,975
Closing and expiration of futures contracts	2,940,895

Net realized gain	7,156,870
Net change in unrealized appreciation/depreciation on:
Investments	(1,183,198)
Futures contracts	71,994

Net change in unrealized appreciation/depreciation	(1,111,204)

Net Increase in Net Assets Resulting from Operations	$14,629,691

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
22 | OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$8,584,025	$10,146,680
Net realized gain	7,156,870	8,147,844
Net change in unrealized appreciation/depreciation	(1,111,204)	2,718,458

Net increase in net assets resulting from operations	14,629,691	21,012,982

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(7,632,636)	(2,543,053)
Service shares	(3,102,242)	(932,463)

	(10,734,878)	(3,475,516)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(12,784,495)	(17,432,675)
Service shares	4,335,577	(5,299,305)

	(8,448,918)	(22,731,980)

Net Assets
Total decrease	(4,554,105)	(5,194,514)
Beginning of period	189,119,403	194,313,917

End of period (including accumulated net investment income of $8,902,644 and $10,595,621, respectively)	$184,565,298	$189,119,403

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.73	$7.07	$6.45	$11.06	$11.16
Income (loss) from investment operations:
Net investment income[2]	.36	.40	.48	.66	.55
Net realized and unrealized gain (loss)	.25	.40	.14	(4.82)	(.08)

Total from investment operations	.61	.80	.62	(4.16)	.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.14)	—	(.45)	(.57)
Net asset value, end of period	$7.88	$7.73	$7.07	$6.45	$11.06

Total Return, at Net Asset Value[3]	8.27%	11.42%	9.61%	(39.05)%	4.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,271	$132,557	$137,597	$156,339	$325,661
Average net assets (in thousands)	$127,341	$136,333	$137,631	$271,355	$345,723
Ratios to average net assets:[4]
Net investment income	4.71%	5.32%	7.40%	6.76%	5.07%
Total expenses[5]	0.77%	0.79%	0.75%	0.63%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.70%	0.61%	0.62%	0.68%
Portfolio turnover rate[6]	99%	98%	143%	51%	89%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.79%
Year Ended December 31, 2010	0.80%
Year Ended December 31, 2009	0.76%
Year Ended December 31, 2008	0.63%
Year Ended December 31, 2007	0.68%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693
See accompanying Notes to Financial Statements.
24 | OPPENHEIMER CORE BOND FUND/VA

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.65	$6.99	$6.41	$10.98	$11.10
Income (loss) from investment operations:
Net investment income[2]	.34	.37	.46	.63	.52
Net realized and unrealized gain (loss)	.24	.41	.12	(4.77)	(.08)

Total from investment operations	.58	.78	.58	(4.14)	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.44)	(.12)	—	(.43)	(.56)
Net asset value, end of period	$7.79	$7.65	$6.99	$6.41	$10.98

Total Return, at Net Asset Value[3]	7.93%	11.28%	9.05%	(39.07)%	4.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,294	$56,562	$56,717	$63,093	$103,542
Average net assets (in thousands)	$58,629	$57,313	$52,648	$101,597	$70,116
Ratios to average net assets:[4]
Net investment income	4.42%	5.06%	7.16%	6.55%	4.85%
Total expenses[5]	1.02%	1.04%	1.01%	0.88%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.95%	0.86%	0.87%	0.92%
Portfolio turnover rate[6]	99%	98%	143%	51%	89%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.04%
Year Ended December 31, 2010	1.05%
Year Ended December 31, 2009	1.02%
Year Ended December 31, 2008	0.88%
Year Ended December 31, 2007	0.92%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693
See accompanying Notes to Financial Statements.
25 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Core Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
26 | OPPENHEIMER CORE BOND FUND/VA

     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$75,414,943
Sold securities	1,815,274
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
27 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost	$3,281,116
Market Value	$303,301
Market Value as a % of Net Assets	0.16%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation Based on
Undistributed			Cost of Securities and
Net Investment	Undistributed	Accumulated Loss	Other Investments for
Income	Long-Term Gain	Carryforward[1,2,3]	Federal Income Tax Purposes

$9,181,275	$—	$89,702,948	$1,097,897

1.	As of December 30, 2011, the Fund had $89,702,948 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2014	$609,788
2015	1,245,459
2016	12,777,851
2017	75,069,850

Total	$89,702,948

2.	During the fiscal year ended December 30, 2011, the Fund utilized $5,723,749 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended December 31, 2010, the Fund utilized $8,990,701 of capital loss carryforward to offset capital gains realized in that fiscal year.
28 | OPPENHEIMER CORE BOND FUND/VA

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Increase to	Accumulated Net
Accumulated Net	Realized Loss
Investment Income	on Investments

$457,876	$457,876
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$10,734,878	$3,475,516
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$254,321,623
Federal tax cost of other investments	(17,388,462)

Total federal tax cost	$236,933,161

Gross unrealized appreciation	$7,268,695
Gross unrealized depreciation	(6,170,798)

Net unrealized appreciation	$1,097,897

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
29 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,525,561	$11,724,677	1,228,005	$9,215,341
Dividends and/or distributions reinvested	1,028,657	7,632,636	357,672	2,543,053
Redeemed	(4,179,877)	(32,141,808)	(3,913,294)	(29,191,069)

Net decrease	(1,625,659)	$(12,784,495)	(2,327,617)	$(17,432,675)

Service Shares
Sold	2,658,754	$20,149,296	1,784,838	$13,294,523
Dividends and/or distributions reinvested	422,074	3,102,242	132,264	932,463
Redeemed	(2,480,364)	(18,915,961)	(2,632,411)	(19,526,291)

Net increase (decrease)	600,464	$4,335,577	(715,309)	$(5,299,305)

30 | OPPENHEIMER CORE BOND FUND/VA

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$130,891,879	$132,306,983
U.S. government and government agency obligations	1,812,430	1,894,880
To Be Announced (TBA) mortgage-related securities	911,850,847	909,531,196
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $186,542 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $7,170 and $3,043 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $33,700 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to
31 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
32 | OPPENHEIMER CORE BOND FUND/VA

Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
	Statement		Statement
Derivatives Not	of Assets		of Assets
Accounted for as	and Liabilities		and Liabilities
Hedging Instruments	Location	Value	Location	Value

Interest rate contracts	Futures margins	$50,877*	Futures margins	$25,518*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not	Closing and
Accounted for as	expiration of
Hedging Instruments	futures contracts

Interest rate contracts	$2,940,895

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not
Accounted for as
Hedging Instruments	Futures contracts

Interest rate contracts	$71,994
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $17,763,413 and $34,052,790 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
33 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
6. Restricted Securities
As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
34 | OPPENHEIMER CORE BOND FUND/VA

     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
35 | OPPENHEIMER CORE BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Core Bond Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
36 | OPPENHEIMER CORE BOND FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
37 | OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other A-rated corporate debt funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one-year Lipper period, although it underperformed its performance universe median during the three-, five-, and ten-year Lipper periods. The Board also considered the appointment of a new portfolio manager on
38 | OPPENHEIMER CORE BOND FUND/VA

April 1, 2009, and it considered the Manager’s assertion that the Investment Grade Fixed Income Team has been repositioning the portfolio gradually to better take advantage of changing market conditions. The Board considered the Fund’s recent improved performance in light of those changes, ranking in the first quintile for the year to date ended April 30, 2011.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other A-rated corporate debt funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses and actual management fees were higher than its expense group median. The Board considered that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed that annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. This voluntary expense limitation may not be amended or withdrawn until one year after the date of the prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
39 | OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
40 | OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
41 | OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281- 1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
42 | OPPENHEIMER CORE BOND FUND/VA

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Age: 46	Vice President of the Manager (since August 2007), a Chartered Financial Analyst and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003- October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
43 | OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA
A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011 Annual Report ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

OPPENHEIMER GLOBAL SECURITIES FUND/VA
Portfolio Manager: Rajeev Bhaman, CFA
Average Annual Total Returns
For the Periods Ended 12/30/111

	1-Year	5-Year	10-Year

Non-Service Share	-8.29%	-1.12%	5.37%
Service Shares	-8.53%	-1.36%	5.12%

			Since
			Inception
	1-Year	5-Year	(5/1/03)

Class 3	-8.27%	-1.12%	9.39%

			Since
			Inception
	1-Year	5-Year	(5/3/04)

Class 4	-8.49%	-1.37%	5.02%

Expense Ratios
For the Period Ended 12/30/11[1]
Non-Service Shares	0.76%
Service Shares	1.01
Class 3	0.76
Class 4	1.01
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
Regional Allocation
Portfolio holdings and allocations are subject to change.
Percentages are as of December 30, 2011, and are based on the total market value of investments.
Top Ten Common Stock Holdings

Telefonaktiebolaget LM Ericsson, B Shares	3.9%
eBay, Inc.	3.1
Siemens AG	2.6
McDonald’s Corp.	2.2
Altera Corp.	2.2
Intuit, Inc.	2.1
SAP AG	2.0
European Aeronautic Defense & Space Co.	1.9
Aetna, Inc.	1.9
Colgate-Palmolive Co.	1.8
Portfolio holdings and allocations are subject to change.
Percentages are as of December 30, 2011, and are based on net assets.
     2 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares declined by 8.29% for the one-year reporting period ended December 30, 2011.1 On a relative basis, the Fund underperformed the MSCI World Index (the “Index”), which declined by 5.54%. The Fund’s losses occurred over the third quarter of 2011. The global decline in financial markets over the third quarter was triggered by default expectations in Greece spreading to Portugal, Ireland, Spain and even Italy as European policy makers squabbled over who would bear the costs of deteriorating asset quality on bank balance sheets. During this time, the markets moved from favoring riskier asset classes to historically defensive securities. The Fund is invested primarily in stocks with growth characteristics, which tend not to perform well in this type of environment. Furthermore, the Fund had more investments in European and emerging market-based companies than the Index, which led to the underperformance due to worries about the euro and emerging market growth.
Global Market and Economic Environment
The past year has been a tale of many markets. Political unrest in the Middle East with the advent of the “Arab Spring” saw dictators and their governments in North Africa fall. A giant earthquake in Japan and the resulting tsunami caused devastation and a nuclear crisis in the Tohoku region. Ratings agency Standard & Poor’s downgraded the U.S. below AAA. Inflation in China and India reached levels that were deemed too high for central banks there and they tightened monetary policy. Europe and the euro looked wobbly with an untenable situation in Greece and increasing worries over the abilities of Portugal, Ireland, Spain and Italy to pay their debts.
     These events led to significant disruptions to global supply chains and concerns over the supply and availability of oil. Oil prices rose unrelentingly through April. The perceived unwillingness of the broader European Community to come together to resolve the European debt crisis created undesirable risk for investors. Economies such as Germany appeared willing to employ a stratagem of brinksmanship to attempt to push debt-laden European countries to make hard political decisions. With hopes that emerging markets would lead the world through a difficult patch, concerns about global growth arose when major emerging markets tightened monetary policy. Unemployment rates have remained stubbornly high as companies make do with fewer workers.
     It seemed all of these concerns reached a crescendo over the summer, leading to a major reversal in the uptrend of the markets we had seen until then. Worries about a global recession dominated the markets and a flight to safety ensued. Despite all this, many companies reported robust financial results that beat expectations. Company balance sheets outside of the financials sector generally remained strong and borrowing costs remained low.
     Equity markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life, as high unemployment trended downward, the housing market picked up slightly and consumer sentiment improved. Developing markets generally saw equity gains in the fourth quarter, but their performance continued to lag behind that of the developed markets. A decisive shift toward easier monetary policy in China and an interest rate cut by Brazil in late November for the third time since August stimulated large gains in euro zone bond markets, as yields fell in almost every country in the Eurozone and also sparked a rally in the global equity markets.
Top Individual Contributors
During the reporting period, top contributors to Fund performance included global fast-food retailer McDonald’s Corp., health care provider Aetna, Inc., European Aeronautic Defence & Space Co. (EADS), parent of Airbus, and the jeweler, Bulgari SpA. McDonald’s, the iconic American quick service restaurant, continued to grow globally and increase market share. The company also continued to benefit from the popularity of its McCafe beverage line-up, its breakfast offerings and its premium chicken sandwiches. Aetna, a leading managed health care firm based in the U.S., performed well as earnings grew faster than market expectations. EADS, the maker of Airbus airplanes and the

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
     3 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
Eurocopter among other defense related products, grew its order book at a record pace and showed rapidly improving profit margins.
     Bulgari SpA is an Italian jeweler and one of our luxury goods holdings that was taken over by LVMH, the owner of Luis Vuitton, another one of our holdings, at a substantial premium. Over the year, we also initiated major investments in Google, Inc. and McGraw Hill-Cos., two superb franchise businesses that we believed to be undervalued. Both of these holdings performed positively for the Fund while held.
Top Individual Detractors
Individual securities that were significant detractors included the Swiss bank Credit Suisse Group AG, a leading franchise in private banking worldwide with a very healthy balance sheet, in our opinion. The ultra-strength of the Swiss franc combined with significant risk aversion in the marketplace resulted in an increase in the firm’s costs combined with a decrease in customer revenues, which led to significant profit declines. Financial services giant Goldman Sachs Group, Inc. also detracted from performance. Goldman’s stock price declined primarily due to increased regulation in the financial industry and uncertainty over its eventual implementation, which reduced the outlook for profit growth for many financial firms, particularly in the investment banking sector. A weak global economy and investment banks’ exposure to the Eurozone also gave investors pause. Sony Corp., a legendary consumer electronics franchise, was battered by the global consumers’ unwillingness to buy televisions or other appliances. We continued to hold these companies in our portfolio, notwithstanding these short-term setbacks.
Outlook
We remain confident that our method of investment, which focuses on companies of high quality positioned to capitalize on growth trends and purchased at prices that offer the opportunity to substantially appreciate over a five year investment horizon, will serve us well in the periods to come. Our positioning in the Fund is similar to what it was a year ago. The world’s current concerns are real but the overwhelming focus on these concerns, and an ignoring of the potential in the markets, provides us great opportunities. In a world where the leading companies can have dividend yields higher than their own bond yields and cash flow yields double that, investing in stocks may provide uncommon opportunities.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. In the case of Non-Service shares and Service shares, performance is measured over a ten-fiscal-year period. In the case of Class 3 shares, performance is measured from inception of the class on May 1, 2003. In the case of Class 4 shares, performance is measured from inception of the class on May 3, 2004. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     4 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of equity securities listed on stock exchanges of a select number of foreign countries and the U.S. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
     5 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     6 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Class 3 Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Class 4 Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
     7 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.
     8 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2011	December 30, 2011	December 30, 2011

Non-Service shares	$1,000.00	$852.80	$3.54
Service shares	1,000.00	851.60	4.70
Class 3	1,000.00	852.90	3.54
Class 4	1,000.00	851.60	4.70

Hypothetical
(5% return before expenses)

Non-Service shares	1,000.00	1,021.26	3.86
Service shares	1,000.00	1,020.00	5.13
Class 3	1,000.00	1,021.26	3.86
Class 4	1,000.00	1,020.00	5.13
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01
Class 3	0.76
Class 4	1.01
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
     9 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—98.3%
Consumer Discretionary—18.1%
Automobiles—1.5%
Bayerische Motoren Werke (BMW) AG, Preference	771,969	$36,517,785
Diversified Consumer Services—0.0%
Zee Learn Ltd.[1]	492,103	110,273
Hotels, Restaurants & Leisure—4.1%
Carnival Corp.	1,124,146	36,692,125
Lottomatica SpA[1]	552,870	8,273,787
McDonald’s Corp.	529,050	53,079,587

		98,045,499

Household Durables—0.6%
Sony Corp.	759,800	13,693,158
Leisure Equipment & Products—0.3%
Nintendo Co. Ltd.	61,000	8,400,676
Media—4.5%
Grupo Televisa SA, Sponsored GDR	1,333,226	28,077,740
McGraw-Hill Cos., Inc. (The)	634,460	28,531,666
Walt Disney Co. (The)	1,102,240	41,334,000
Wire & Wireless India Ltd.[1]	2,281,600	255,635
Zee Entertainment Enterprises Ltd.	4,094,715	9,086,944

		107,285,985

Multiline Retail—0.9%
Pinault-Printemps-Redoute SA	146,730	21,012,974
Specialty Retail—3.8%
Abercrombie & Fitch Co., Cl. A	87,250	4,261,290
Industria de Diseno Textil SA	439,965	36,033,114
Kingfisher plc	1,924,960	7,494,525
Tiffany & Co.	650,960	43,132,610

		90,921,539

Textiles, Apparel & Luxury Goods—2.4%
LVMH Moet Hennessy Louis Vuitton SA	281,770	39,698,068
Tod’s SpA	227,470	18,497,140

		58,195,208

Consumer Staples—9.5%
Beverages—4.2%
Carlsberg AS, Cl. B	199,346	14,057,272
Companhia de Bebidas das Americas, Sponsored ADR, Preference	865,575	31,238,602
Fomento Economico Mexicano SA de CV, UBD	5,543,613	38,744,550
Grupo Modelo SA de CV, Series C	2,376,754	14,988,094

		99,028,518

Food & Staples Retailing—0.6%
E-Mart Co. Ltd.[1]	61,139	14,807,102
Food Products—2.9%
Nestle SA	522,946	30,063,967
Unilever plc	1,159,843	38,960,436

		69,024,403

Household Products—1.8%
Colgate-Palmolive Co.	475,810	43,960,086
Energy—3.9%
Energy Equipment & Services—2.5%
Technip SA	419,990	39,253,414
Transocean Ltd.	505,762	19,416,203

		58,669,617

Oil, Gas & Consumable Fuels—1.4%
Total SA	548,830	28,057,704
YPF Sociedad Anonima SA, Sponsored ADR	166,670	5,780,116

		33,837,820

Financials—13.8%
Capital Markets—3.6%
Credit Suisse Group AG	1,254,268	29,470,558
Goldman Sachs Group, Inc. (The)	259,310	23,449,403
UBS AG1	2,716,046	32,327,685

		85,247,646

Commercial Banks—2.7%
Banco Bilbao Vizcaya Argentaria SA	3,367,795	28,945,218
Itau Unibanco Holding SA, ADR,
Preference	578,240	10,732,134
Societe Generale SA, Cl. A	290,239	6,441,556
Sumitomo Mitsui Financial
Group, Inc.	655,000	18,245,031

		64,363,939

Diversified Financial Services—1.9%
BM&F BOVESPA SA	4,348,400	22,846,439
Investor AB, B Shares	1,276,082	23,712,306

		46,558,745

Insurance—5.3%
Aflac, Inc.	482,310	20,864,731
Allianz SE	324,402	31,031,582
Dai-ichi Life Insurance Co.	21,622	21,265,238
Fidelity National Financial, Inc., Cl. A	821,110	13,080,282
Prudential plc	2,651,717	26,128,476
XL Group plc	709,690	14,030,571

		126,400,880
10 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Shares	Value

Real Estate Management & Development—0.3%
DLF Ltd.	2,418,376	$8,312,929
Health Care—10.3%
Biotechnology—2.5%
Amgen, Inc.	353,590	22,704,014
Amylin Pharmaceuticals, Inc.[1]	1,101,708	12,537,437
Gilead Sciences, Inc.[1]	299,030	12,239,298
Theravance, Inc.[1]	598,130	13,218,673

		60,699,422

Health Care Equipment & Supplies—1.2%
Zimmer Holdings, Inc.[1]	552,170	29,496,921
Health Care Providers & Services—3.7%
Aetna, Inc.	1,057,270	44,606,221
WellPoint, Inc.	657,315	43,547,119

		88,153,340

Pharmaceuticals—2.9%
Allergan, Inc.	104,180	9,140,753
Bayer AG	444,545	28,422,343
Mitsubishi Tanabe Pharma Corp.	826,300	13,075,658
Roche Holding AG	104,226	17,665,048

		68,303,802

Industrials—12.2%
Aerospace & Defense—2.8%
Embraer SA, ADR	903,943	22,797,442
European Aeronautic Defense & Space Co.	1,452,460	45,187,675

		67,985,117

Building Products—1.6%
Assa Abloy AB, Cl. B	1,514,863	37,992,365
Commercial Services & Supplies—0.2%
Mulitplus SA	253,800	4,388,179
Electrical Equipment—2.0%
Emerson Electric Co.	461,440	21,498,490
Nidec Corp.	208,300	18,104,807
Prysmian SpA	683,137	8,442,341

		48,045,638

Industrial Conglomerates—4.7%
3M Co.	397,600	32,495,848
Koninklijke Philips Electronics NV	850,531	17,823,292
Siemens AG	653,062	62,495,832

		112,814,972

Machinery—0.7%
Fanuc Ltd.	115,300	17,646,278
Road & Rail—0.2%
All America Latina Logistica	732,200	3,650,696
Information Technology—27.7%
Communications Equipment—5.0%
Juniper Networks, Inc.[1]	1,264,000	25,798,240
Telefonaktiebolaget LM Ericsson, B Shares	9,267,681	94,139,824

		119,938,064

Electronic Equipment & Instruments—4.1%
Corning, Inc.	1,391,750	18,064,915
Hoya Corp.	686,800	14,794,263
Keyence Corp.	99,374	23,962,342
Kyocera Corp.	172,300	13,856,529
Murata Manufacturing Co. Ltd.	553,500	28,440,854

		99,118,903

Internet Software & Services—4.5%
eBay, Inc.[1]	2,487,240	75,437,989
Google, Inc., Cl. A1	50,320	32,501,688

		107,939,677

IT Services—2.2%
Automatic Data Processing, Inc.	430,640	23,258,866
Infosys Ltd.	557,544	29,057,276

		52,316,142

Semiconductors & Semiconductor Equipment—5.0%
Altera Corp.	1,430,470	53,070,437
Maxim Integrated Products, Inc.	1,475,275	38,416,161
Taiwan Semiconductor Manufacturing Co. Ltd.	11,696,184	29,280,054

		120,766,652

Software—6.9%
Adobe Systems, Inc.[1]	1,012,583	28,625,721
Intuit, Inc.	960,780	50,527,420
Microsoft Corp.	1,430,270	37,129,809
SAP AG	918,335	48,552,365

		164,835,315

Materials—0.8%
Chemicals—0.8%
Linde AG	125,495	18,670,356
11 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Telecommunication Services—1.3%
Wireless Telecommunication Services—1.3%
KDDI Corp.	4,861	$31,261,466
Utilities—0.7%
Electric Utilities—0.7%
Fortum OYJ	809,831	17,229,805

Total Common Stocks (Cost $1,934,470,323)		2,355,647,892
Investment Company—1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3] (Cost $36,459,796)	36,459,796	36,459,796
Total Investments, at Value (Cost $1,970,930,119)	99.8%	2,392,107,688
Other Assets
Net of Liabilities	0.2	3,684,164

Net Assets	100.0%	$2,395,791,852

Footnotes to Statement of Investments
*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	32,313,050	286,291,896	282,145,150	36,459,796

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$36,459,796	$47,412
3.	Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$354,020,944	$80,162,153	$—	$434,183,097
Consumer Staples	226,820,109	—	—	226,820,109
Energy	53,254,023	39,253,414	—	92,507,437
Financials	237,343,654	93,540,485	—	330,884,139
Health Care	246,653,485	—	—	246,653,485
Industrials	221,069,937	71,453,308	—	292,523,245
Information Technology	570,774,929	94,139,824	—	664,914,753
Materials	18,670,356	—	—	18,670,356
Telecommunication Services	31,261,466	—	—	31,261,466
Utilities	—	17,229,805	—	17,229,805
Investment Company	36,459,796	—	—	36,459,796

Total Assets	$1,996,328,699	$395,778,989	$—	$2,392,107,688

12 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out	Transfers into
	of Level 1*	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(130,855,018)	$130,855,018
Energy	(38,067,652)	38,067,652
Financials	(104,693,932)	104,693,932
Industrials	(79,427,212)	79,427,212

Total Assets	$(353,043,814)	$353,043,814

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$988,577,799	41.3%
Germany	225,690,263	9.4
Japan	222,746,300	9.3
France	179,651,391	7.5
Sweden	155,844,495	6.5
Switzerland	109,527,258	4.6
Brazil	95,653,492	4.0
Mexico	81,810,384	3.4
United Kingdom	72,583,437	3.0
Spain	64,978,332	2.7
India	46,823,057	2.0
Italy	35,213,268	1.5
Taiwan	29,280,054	1.2
The Netherlands	17,823,292	0.8
Finland	17,229,805	0.7
Korea, Republic of South	14,807,102	0.6
Denmark	14,057,272	0.6
Ireland	14,030,571	0.6
Argentina	5,780,116	0.3

Total	$2,392,107,688	100.0%

See accompanying Notes to Financial Statements.
13 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,934,470,323)	$2,355,647,892
Affiliated companies (cost $36,459,796)	36,459,796

2,392,107,688
Cash	1,183

Receivables and other assets:
Interest and dividends	3,826,892
Investments sold	1,130,602
Shares of beneficial interest sold	875,239
Other	206,193

Total assets	2,398,147,797

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,482,555
Shareholder communications	284,355
Distribution and service plan fees	216,755
Transfer and shareholder servicing agent fees	204,876
Trustees’ compensation	54,687
Other	112,717

Total liabilities	2,355,945

Net Assets	$2,395,791,852

Composition of Net Assets
Par value of shares of beneficial interest	$87,548
Additional paid-in capital	1,980,631,676
Accumulated net investment income	46,346,747
Accumulated net realized loss on investments and foreign currency transactions	(52,649,142)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	421,375,023

Net Assets	$2,395,791,852

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,165,140,987 and 42,424,056 shares of beneficial interest outstanding)	$27.46
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,003,838,754 and 36,885,726 shares of beneficial interest outstanding)	$27.21
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $158,342,670 and 5,726,574 shares of beneficial interest outstanding)	$27.65
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $68,469,441 and 2,511,586 shares of beneficial interest outstanding)	$27.26

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $5,118,609)	$78,653,007
Affiliated companies	47,412
Interest	1,697

Total investment income	78,702,116

Expenses
Management fees	17,004,569
Distribution and service plan fees:
Service shares	2,728,483
Class 4 shares	196,728
Transfer and shareholder servicing agent fees:
Non-Service shares	1,335,935
Service shares	1,091,567
Class 3 shares	187,877
Class 4 shares	78,686
Shareholder communications:
Non-Service shares	134,206
Service shares	109,469
Class 3 shares	18,868
Class 4 shares	7,880
Custodian fees and expenses	302,416
Trustees’ compensation	54,922
Administration service fees	1,500
Other	100,255

Total expenses	23,353,361
Less waivers and reimbursements of expenses	(27,171)

Net expenses	23,326,190

Net Investment Income	55,375,926
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $58,482)	(43,828,208)
Foreign currency transactions	38,895,302

Net realized loss	(4,932,906)
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $26,446)	(221,671,448)
Translation of assets and liabilities denominated in foreign currencies	(44,974,031)

Net change in unrealized appreciation/depreciation	(266,645,479)
Net Decrease in Net Assets Resulting from Operations	$(216,202,459)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010
Operations
Operations
Net investment income	$55,375,926	$28,998,191
Net realized gain (loss)	(4,932,906)	61,465,998
Net change in unrealized appreciation/depreciation	(266,645,479)	297,995,320

Net increase (decrease) in net assets resulting from operations	(216,202,459)	388,459,509

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(17,234,287)	(19,240,136)
Service shares	(11,357,368)	(12,039,643)
Class 3 shares	(2,447,497)	(2,863,873)
Class 4 shares	(819,361)	(934,492)

	(31,858,513)	(35,078,144)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(124,782,917)	(133,425,702)
Service shares	5,153,335	(16,572,723)
Class 3 shares	(27,368,355)	(29,607,611)
Class 4 shares	(5,984,377)	(6,420,742)

	(152,982,314)	(186,026,778)

Net Assets
Total increase (decrease)	(401,043,286)	167,354,587
Beginning of period	2,796,835,138	2,629,480,551

End of period (including accumulated net investment income of $46,346,747 and $23,680,132, respectively)	$2,395,791,852	$2,796,835,138

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$30.30	$26.50	$20.21	$36.60	$36.79
Income (loss) from investment operations:
Net investment income[2]	.65	.33	.33	.55	.45
Net realized and unrealized gain (loss)	(3.11)	3.85	6.94	(14.46)	1.69

Total from investment operations	(2.46)	4.18	7.27	(13.91)	2.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.38)	(.50)	(.46)	(.50)
Distributions from net realized gain	—	—	(.48)	(2.02)	(1.83)

Total dividends and/or distributions to shareholders	(.38)	(.38)	(.98)	(2.48)	(2.33)

Net asset value, end of period	$27.46	$30.30	$26.50	$20.21	$36.60

Total Return, at Net Asset Value[3]	(8.29)%	15.96%	39.77%	(40.19)%	6.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,165,141	$1,410,764	$1,364,597	$1,150,113	$2,193,638

Average net assets (in thousands)	$1,335,403	$1,336,110	$1,206,240	$1,679,720	$2,302,726

Ratios to average net assets:[4]
Net investment income	2.17%	1.22%	1.51%	1.95%	1.21%
Total expenses[5]	0.76%	0.76%	0.75%	0.65%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.75%	0.65%	0.65%

Portfolio turnover rate	13%	15%	11%	19%	18%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$30.04	$26.28	$20.02	$36.27	$36.49
Income (loss) from investment operations:
Net investment income[2]	.56	.26	.27	.47	.33
Net realized and unrealized gain (loss)	(3.08)	3.82	6.90	(14.32)	1.72

Total from investment operations	(2.52)	4.08	7.17	(13.85)	2.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.31)	(.32)	(.43)	(.38)	(.44)
Distributions from net realized gain	—	—	(.48)	(2.02)	(1.83)

Total dividends and/or distributions to shareholders	(.31)	(.32)	(.91)	(2.40)	(2.27)

Net asset value, end of period	$27.21	$30.04	$26.28	$20.02	$36.27

Total Return, at Net Asset Value[3]	(8.53)%	15.70%	39.36%	(40.33)%	6.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,003,839	$1,101,584	$980,485	$772,107	$1,300,989

Average net assets (in thousands)	$1,091,128	$997,627	$830,887	$1,051,239	$1,180,656

Ratios to average net assets:[4]
Net investment income	1.90%	0.96%	1.23%	1.70%	0.91%
Total expenses[5]	1.01%	1.01%	1.00%	0.90%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.00%	0.90%	0.89%

Portfolio turnover rate	13%	15%	11%	19%	18%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.90%
Year Ended December 31, 2007	0.89%
See accompanying Notes to Financial Statements.
18 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Year Ended
	December 30,			Year Ended December 31,
Class 3 Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$30.50	$26.67	$20.34	$36.82	$36.99
Income (loss) from investment operations:
Net investment income[2]	.66	.33	.33	.56	.45
Net realized and unrealized gain (loss)	(3.13)	3.88	6.98	(14.56)	1.71

Total from investment operations	(2.47)	4.21	7.31	(14.00)	2.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.38)	(.50)	(.46)	(.50)
Distributions from net realized gain	—	—	(.48)	(2.02)	(1.83)

Total dividends and/or distributions to shareholders	(.38)	(.38)	(.98)	(2.48)	(2.33)

Net asset value, end of period	$27.65	$30.50	$26.67	$20.34	$36.82

Total Return, at Net Asset Value[3]	(8.27)%	15.97%	39.70%	(40.19)%	6.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,343	$202,621	$206,356	$175,971	$361,621

Average net assets (in thousands)	$187,804	$196,495	$182,553	$269,650	$391,270

Ratios to average net assets:[4]
Net investment income	2.17%	1.22%	1.49%	1.95%	1.22%
Total expenses[5]	0.76%	0.76%	0.75%	0.65%	0.65%
Expenses after payments, waivers and/or
reimbursements and reduction
to custodian expenses	0.76%	0.76%	0.75%	0.65%	0.65%

Portfolio turnover rate	13%	15%	11%	19%	18%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Year Ended
	December 30,			Year Ended December 31,
Class 4 Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$30.08	$26.32	$20.03	$36.28	$36.49
Income (loss) from investment operations:
Net investment income[2]	.57	.26	.27	.47	.34
Net realized and unrealized gain (loss)	(3.08)	3.82	6.92	(14.34)	1.70

Total from investment operations	(2.51)	4.08	7.19	(13.87)	2.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.31)	(.32)	(.42)	(.36)	(.42)
Distributions from net realized gain	—	—	(.48)	(2.02)	(1.83)

Total dividends and/or distributions to shareholders	(.31)	(.32)	(.90)	(2.38)	(2.25)

Net asset value, end of period	$27.26	$30.08	$26.32	$20.03	$36.28

Total Return, at Net Asset Value[3]	(8.49)%	15.67%	39.38%	(40.35)%	6.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,469	$81,866	$78,043	$63,099	$123,542

Average net assets (in thousands)	$78,655	$76,519	$66,965	$93,909	$122,385

Ratios to average net assets:[4]
Net investment income	1.93%	0.97%	1.22%	1.69%	0.93%
Total expenses[5]	1.01%	1.01%	1.00%	0.91%	0.90%
Expenses after payments, waivers and/or
reimbursements and reduction
to custodian expenses	1.01%	1.01%	1.00%	0.91%	0.90%

Portfolio turnover rate	13%	15%	11%	19%	18%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%
See accompanying Notes to Financial Statements.
20 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Securities Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The classes of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a
21 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets
22 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$51,001,105	$—	$23,697,429	$387,823,483

1.	As of December 30, 2011, the Fund had $19,156,083 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$17,214,823
No expiration	1,941,260

Total	$19,156,083

2.	As of December 30, 2011, the Fund had $4,541,346 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $61,984,330 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
Reduction to	Accumulated
Accumulated	Net Realized Loss
Net Investment Income	on Investments

$850,798	$850,798
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$31,858,513	$35,078,144
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the
23 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,004,481,659

Gross unrealized appreciation	$523,872,404
Gross unrealized depreciation	(136,048,921)

Net unrealized appreciation	$387,823,483

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum
24 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,898,558	$85,697,523	3,002,141	$81,399,571
Dividends and/or distributions reinvested	544,183	17,234,287	719,257	19,240,136
Redeemed	(7,582,244)	(227,714,727)	(8,659,048)	(234,065,409)

Net decrease	(4,139,503)	$(124,782,917)	(4,937,650)	$(133,425,702)

Service Shares
Sold	5,113,489	$150,060,254	4,081,506	$109,511,274
Dividends and/or distributions reinvested	361,125	11,357,368	453,129	12,039,643
Redeemed	(5,264,551)	(156,264,287)	(5,166,594)	(138,123,640)

Net increase (decrease)	210,063	$5,153,335	(631,959)	$(16,572,723)

Class 3 Shares
Sold	210,150	$6,434,653	201,269	$5,485,318
Dividends and/or distributions reinvested	76,748	2,447,497	106,384	2,863,873
Redeemed	(1,203,693)	(36,250,505)[1]	(1,401,659)	(37,956,802)[2]

Net decrease	(916,795)	$(27,368,355)	(1,094,006)	$(29,607,611)

Class 4 Shares
Sold	153,872	$4,648,188	83,546	$2,267,578
Dividends and/or distributions reinvested	26,011	819,361	35,118	934,492
Redeemed	(389,690)	(11,451,926)[1]	(362,658)	(9,622,812)[2]

Net decrease	(209,807)	$(5,984,377)	(243,994)	$(6,420,742)

1.	Net of redemption fees of $1,073 and $1,794 for Class 3 and Class 4, respectively.

2.	Net of redemption fees of $3,781 and $2,816 for Class 3 and Class 4, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$356,222,355	$489,405,781
25 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $2,725,086 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $27,171 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
26 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
27 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for
as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$203,036

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for	Translation of assets and liabilities
as Hedging Instruments	denominated in foreign currencies

Foreign exchange contracts	$2,260
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $1,750,114 and $2,981,138, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of December 30, 2011, the Fund had no outstanding forward contracts.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name
28 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court
29 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTE S TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
30 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Securities Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Global Securities Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Securities Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
31 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 23.65% to arrive at the amount eligible for the corporate dividend-received deduction.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $5,148,157 of foreign income taxes were paid by the Fund during the fiscal year ended December 30, 2011. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $54,961,717 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
32 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The
33 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other global core funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one-, three-, five-, and ten-year Lipper periods.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other global core funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares. This voluntary expense limitation may be amended or withdrawn at any time.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
34 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
35 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000—June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
36 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Beverly L. Hamilton, Continued	Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005- June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
37 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Bhaman, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rajeev Bhaman, Vice President (since 2004) Age: 48	Senior Vice President of the Manager (since May 2006); Vice President of the Manager (January 1997-May 2006); a Chartered Financial Analyst. An officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003- October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
38 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

OPPENHEIMER GLOBAL SECURITIES FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011 Oppenheimer High Income Fund/VA Annual Report A Series of Oppenheimer Variable Account Funds A N N UA L R E P O RT Fund Allocations Fund Performance Discussion Financial Statements 1234

OPPENHEIMER HIGH INCOME FUND/VA
Portfolio Manager: Joseph Welsh
Average Annual Total Returns
For the Periods Ended 12/30/111

	1-Year	5-Year	10-Year

Non-Service Shares	–2.34%	–21.43%	–7.84%
Service Shares	–2.56%	–21.42%	–7.94%

			Since
			Inception
	1-Year	5-Year	(5/1/07)

Class 3	–1.88%	N/A	–23.25%
Class 4	–2.06%	N/A	–23.20%
Expense Ratios
For the Period Ended 12/30/111

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.98%	0.75%
Service Shares	1.23	1.00
Class 3 Shares	0.98	0.75
Class 4 Shares	1.23	1.00
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
Credit Rating Breakdown

NRSRO Only Total

AAA	10.5%
BBB	2.1
BB	15.7
B	49.6
CCC	17.0
CC	0.8
Unrated	4.3

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 30, 2011, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a sovereign entity are assigned a credit rating equal to the highest NRSRO rating assigned to that sovereign entity. U.S. Government “Treasury” and “Agency” securities are included in the AAA category. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
Corporate Bonds & Notes—Top Ten Industries

Media	9.1%
Oil, Gas & Consumable Fuels	6.7
Hotels, Restaurants & Leisure	5.7
Capital Markets	5.6
Aerospace & Defense	3.8
Paper & Forest Products	3.1
Health Care Providers & Services	3.0
Energy Equipment & Services	2.9
Machinery	2.6
Auto Components	2.4
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.
2 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares returned –2.34% during the reporting period ended December 30, 2011.1 On a relative basis, the Fund underperformed the JPMorgan Domestic High Yield Index (the “Index”), which returned 6.96%2 The Fund also underperformed the BofA Merrill Lynch High Yield Master Index, which returned 4.50%. The Fund’s negative performance occurred over the volatile third quarter of 2011 when a number of dramatic global events resulted in increased risk aversion in the markets, as higher-yielding securities sold off and investors flocked to traditionally defensive securities, such as U.S. Treasuries.
Economic and Market Overview
The first half of the reporting period was generally characterized by resilience among investors who looked forward to improved credit conditions in a recovering global economy. Even the wave of political unrest in the Middle East in early 2011, which led to sharply higher energy prices, had only a temporary dampening effect on most financial markets. Likewise, markets recovered relatively quickly after a devastating natural disaster and subsequent nuclear energy crisis hit Japan in March, disrupting global industrial supply chains. During this time, equities and higher-yielding fixed income securities generally performed well.
     Investor sentiment began to deteriorate in late April, when U.S. economic data proved disappointing, and a contentious U.S. fiscal policy debate intensified. These concerns reached a tipping point in early August, when the credit rating company Standard & Poor’s downgraded the sovereign debt of the U.S., a decision that the two other major credit rating firms opted not to follow.
     Meanwhile, international uncertainty worsened with the high likelihood that Greece was headed for default on its debt and other members of the European Union continued to struggle with heavy debt burdens, leading to worries over the health of the European banking system. Inflationary pressures mounted in China and other emerging markets, where investors grew concerned that remedial measures, including higher local interest rates, might derail these major engines of global growth. Financial markets also grew concerned that new recessions in the developed markets could mean a slowdown in growth in export dependent emerging economies. Some emerging market countries saw their GDP growth stall after a prolonged period of solid increases.
     These events triggered a flight to quality that boosted traditional safe havens but hurt areas of the market that historically have been considered riskier. In the United States, long-term U.S. Treasury securities continued to rally even after the credit-rating downgrade, but high yield corporate bonds gave back earlier gains, despite generally healthy balance sheets and limited needs for near term refinancing. Market turbulence throughout the world was particularly severe over the third quarter of 2011 with most global risk markets experiencing sharp declines.
     In the fourth quarter, risk markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life as high unemployment trended downward, the housing market picked up slightly and consumer sentiment improved.
Fund Review
During the reporting period, the primary reason for the Fund’s underperformance versus the Index was its heavier exposure to high yield bonds with lower credit quality. This positioning impacted performance particularly in the third quarter of 2011 amid heightened risk aversion. The most significant underperforming areas for the Fund this period were paper and packaging and gaming, lodging and leisure. The Fund had overweight positions in these sectors, which were hit hard in the third quarter of 2011. Energy and health care also were underperformers for the Fund.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.

2.	The JPMorgan Domestic High Yield Index is an index of high yield fixed income securities issued by developed countries. The index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.
3 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
     Positive performing areas for the Fund included retail, technology and cable and satellite. While the Fund had a very small allocation to retail during the period, its investments in the sector performed well. The Fund had larger allocations to technology and cable and satellite-related investments at period end. Stronger relative security selection drove the Fund’s positive performance in these areas.
Outlook
We remain cautiously optimistic at period end. We expect uncertainty in the Eurozone to keep consumer, business and investor anxiety elevated. Yet, we see recent steps taken by Eurozone policymakers to address the crisis as positive; albeit slow and incomplete. In the U.S., concerns remain over slow growth and the ability of elected officials to address the key issues relating to deficits, entitlements and taxation. However, a domestic recession seems unlikely given recent upside surprises and the possibility of QE3 as 2012 progresses.
     Despite these ongoing concerns, we believe the continued high level of risk aversion could mean bond markets have priced in most negative outcomes. This could be beneficial to higher-yielding asset classes in the face of positive, or less negative headlines. Defaults in non-investment grade markets remain very low and are a function of stable revenue and profitability in our view. We believe that even in a recession, defaults are not likely to reach an elevated level due to the improved balance sheets of high yield borrowers, limited need for refinancing, and the weeding out of weaker credits in 2008. Finally, we believe that careful security selection may benefit investors as risk aversion abates.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. In the case of Non-Service shares and Service shares, performance is measured over a ten-fiscal-year period. In the case of Class 3 and Class 4 shares, performance is measured from inception of the Classes on May 1, 2007. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the BofA Merrill Lynch High Yield Master Index, an unmanaged index of U.S. corporate and government bonds that is a measure of the performance of the high-yield corporate bond market. Index performance includes reinvestment of income but does not reflect transaction fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
4 | OPPENHEIMER HIGH INCOME FUND/VA

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
5 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
6 | OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.
7 | OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2011	December 30, 2011	December 30, 2011

Non-Service Shares	$1,000.00	$931.40	$3.64
Service shares	1,000.00	927.20	4.84
Class 3	1,000.00	932.00	3.64
Class 4	1,000.00	932.70	4.86

Hypothetical
(5% return before expenses)

Non-Service Shares	$1,000.00	$1,021.31	3.81
Service shares	1,000.00	1,020.05	5.08
Class 3	1,000.00	1,021.31	3.81
Class 4	1,000.00	1,020.05	5.08
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.75%
Service shares	1.00
Class 3	0.75
Class 4	1.00
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
8 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Principal
	Amount	Value

Loan Participations—5.2%
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18[1]	$155,000	$142,794
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.91%, 1/29/16[1]	430,000	319,036
Tranche B, 3.91%, 1/29/16[1,2]	30,000	22,258
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.855%, 10/19/15[1,3]	1,480,568	882,171
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/31/15	696,875	723,298
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 10%, 10/31/13[1]	420,000	409,500
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 7/30/15[1,2]	625,000	556,446
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4%, 10/10/16[1,2]	62,376	55,971
Tranche B, 4.522%, 10/10/16[1,2]	791,174	709,937
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 2/17/17[1,2]	300,000	275,250
Samson Investment Co., Sr. Sec. Credit Facilities Bridge Loan, 6.50%, 12/20/12[1,2]	1,120,000	1,120,000
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 9/28/16[1,2]	325,000	328,859
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 9/28/16[1]	330,000	333,919

Total Loan Participations (Cost $5,890,695)		5,879,439
Corporate Bonds and Notes—80.7%
Consumer Discretionary—18.8%
Auto Components—2.4%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	610,000	667,950
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[4]	1,365,000	1,378,650
Visteon Corp., 6.75% Sr. Nts., 4/15/19[4]	690,000	691,725

		2,738,325
Automobiles—0.1%
Jaguar Land Rover plc, 7.75% Sr. Unsec. Bonds, 5/15/18[4]	110,000	105,325
Hotels, Restaurants & Leisure—5.7%
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[4]	510,000	526,575
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	2,608,000	1,799,520
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[4]	660,000	618,750
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14	405,000	380,700
7.75% Sr. Unsec. Unsub. Nts., 3/15/19	585,000	538,200
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	455,000	481,163
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	955,000	912,025
Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts., 4/1/12	840,000	567,000
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	435,000	475,238
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	560,000	165,200

		6,464,371
Household Durables—0.7%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	280,000	210,700
9.125% Sr. Unsec. Nts., 5/15/19	790,000	543,125

		753,825
Media—9.1%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	325,000	271,375
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	760,000	646,000
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	719,000	627,328
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[4]	740,000	534,650
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[4]	620,000	660,300
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	860,000	821,300
CSC Holdings LLC, 6.75% Sr. Unsec. Nts., 11/15/21[4]	1,895,000	2,003,963
Cumulus Media, Inc., 7.75% Sr. Nts., 5/1/19[4]	350,000	312,375
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	535,000	526,975
9 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Media Continued
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	$1,010,000	$959,500
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, 7.50% Sr. Sec. Nts., 3/15/19[4]	395,000	416,725
Newport Television LLC/NTV Finance Corp., 12.719% Sr. Nts., 3/15/17[3,4]	607,469	545,203
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	535,000	551,050
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	705,000	731,438
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[4]	350,000	356,125
Visant Corp., 10% Sr. Unsec. Nts., 10/1/17	320,000	294,400

		10,258,707
Specialty Retail—0.5%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	545,000	535,463
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	45,000	45,675

		581,138
Textiles, Apparel & Luxury Goods—0.3%
Jones Group, Inc. (The) /Jones Apparel Group Holdings, Inc./Jones Apparel Group USA, Inc./JAG Footwear, Accessories & Retail Corp., 6.875% Sr. Unsec. Unsub. Nts., 3/15/19	400,000	362,000
Consumer Staples—2.5%
Food Products—2.2%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[4]	620,000	554,900
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17[3,4]	1,202,532	931,962
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[4]	266,000	271,320
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[5]	690,000	727,950

		2,486,132
Household Products—0.3%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	250,000	274,688
Energy—9.6%
Energy Equipment & Services—2.9%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	475,000	446,500
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	615,000	581,175
Offshore Group Investments Ltd., 11.50% Sr. Sec. Nts., 8/1/15	765,000	830,981
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	575,000	590,813
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	795,000	812,888

		3,262,357
Oil, Gas & Consumable Fuels—6.7%
Arch Coal, Inc., 7% Sr. Unsec. Nts., 6/15/19[4]	110,000	112,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 8.75% Sr. Unsec. Nts., 6/15/18[4]	440,000	462,000
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15	760,000	503,500
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	225,000	236,250
Breitburn Energy Partners LP/Breitburn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	665,000	699,081
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	510,000	553,350
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	110,000	119,350
James River Coal Co., 7.875% Sr. Unsec. Unsub. Nts., 4/1/19	160,000	121,600
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	1,035,000	1,128,150
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	795,000	816,863
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[4]	895,000	892,763
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	195,000	142,350
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	50,000	52,000
11.75% Sr. Nts., 1/1/16	500,000	570,000
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20	560,000	581,000
9.875% Sr. Unsec. Nts., 5/15/16[4]	305,000	327,875
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	345,000	312,225

		7,631,107
Financials—10.9%
Capital Markets—5.6%
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16	300,000	291,000
10 | OPPENHEIMER HIGH INCOME FUND/VA

	Principal
	Amount	Value

Capital Markets Continued
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	$360,000	$325,800
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts., 4/1/15	1,955,000	1,945,212
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15	535,000	452,075
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	565,000	563,588
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	1,125,000	1,252,969
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	630,000	456,750
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	1,500,000	622,500
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19	625,000	384,375

		6,294,269
Commercial Banks—0.5%
CIT Group, Inc., 7% Sec. Bonds, 5/2/17[4]	560,000	560,000
Consumer Finance—0.8%
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 10/15/18[4]	430,000	434,300
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	455,000	502,775

		937,075
Insurance—0.9%
International Lease Finance Corp.:
8.625% Sr. Unsec. Unsub. Nts., 9/15/15	410,000	421,788
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	622,000	642,215

		1,064,003
Real Estate Investment Trusts—1.9%
DuPont Fabros Technology LP, 8.50% Sr. Unsec. Nts., 12/15/17	255,000	274,125
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	1,155,000	1,114,575
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	695,000	701,950

		2,090,650
Real Estate Management & Development—1.2%
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[3,4]	883,277	570,102
Realogy Corp., 11.50% Sr. Unsec. Unsub. Nts., 4/15/17	365,000	286,525
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[1,4]	530,000	516,750

		1,373,377
Health Care—5.6%
Biotechnology—0.2%
Grifols, Inc., 8.25% Sr. Sec. Nts., 2/1/18	195,000	205,725
Health Care Equipment & Supplies—1.7%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	570,000	464,550
Alere, Inc., 8.625% Sr. Unsec. Sub. Nts., 10/1/18	290,000	287,100
Biomet, Inc.:
10.375% Sr. Unsec. Nts., 10/15/17[3]	305,000	331,688
11.625% Sr. Unsec. Sub. Nts., 10/15/17	275,000	299,750
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[4]	290,000	284,925
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	290,000	292,175

		1,960,188
Health Care Providers & Services—3.0%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[3]	445,151	459,618
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	340,000	280,925
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	514,000	520,425
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18[4]	310,000	285,200
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	620,000	523,900
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[4]	240,000	250,800
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	315,000	250,425
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17	335,000	252,088
STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	200,000	206,500
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[6]	435,000	7,613
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	375,000	374,063

		3,411,557
Health Care Technology—0.1%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	75,000	73,875
Life Sciences Tools & Services—0.2%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[4]	220,000	232,100
Pharmaceuticals—0.4%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	150,000	140,625
11 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Pharmaceuticals Continued
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[4]	$190,000	$190,475
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	145,000	148,806

		479,906
Industrials—12.3%
Aerospace & Defense—3.8%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	240,000	262,800
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	1,085,000	949,375
Hawker Beechcraft Acquisition Co. LLC:
8.50% Sr. Unsec. Nts., 4/1/15	1,405,000	266,950
9.75% Sr. Unsec. Sub. Nts., 4/1/17	240,000	24,000
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Nts., 3/15/21[4]	805,000	792,925
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	267,000	275,010
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	920,000	993,600
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	650,000	715,000

		4,279,660
Air Freight & Logistics—0.5%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[4]	510,000	527,850
Airlines—0.5%
American Airlines 2011-2 Class A Pass Through Trust, 8.625% Sec. Certificates, 4/15/23	560,000	571,200
Building Products—0.9%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[4]	265,000	232,538
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	860,000	765,400
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625% Sr. Sec. Nts., 12/1/17[4]	67,000	68,875

		1,066,813
Commercial Services & Supplies—1.8%
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	1,130,000	1,101,750
West Corp.:
7.875% Sr. Unsec. Nts., 1/15/19	305,000	304,238
8.625% Sr. Unsec. Nts., 10/1/18	635,000	644,525

		2,050,513
Machinery—2.6%
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[5]	680,000	675,716
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[4]	150,000	155,250
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	685,000	725,244
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	1,005,000	989,925
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	335,000	348,400

		2,894,535
Marine—0.8%
Marquette Transportation Co./ Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	780,000	789,750
Navios Maritime Holdings, Inc./ Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	160,000	153,200

		942,950
Professional Services—0.4%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[4]	280,000	253,400
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18	150,000	172,125
		425,525
Road & Rail—1.0%
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18	670,000	703,500
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	1,045,000	449,350

		1,152,850
Information Technology—5.9%
Communications Equipment—0.3%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	290,000	282,750
Computers & Peripherals—0.9%
Seagate HDD Cayman:
6.875% Sr. Unsec. Nts., 5/1/20	535,000	552,388
7% Sr. Unsec. Nts., 11/1/21[4]	475,000	489,250

		1,041,638
Electronic Equipment & Instruments—0.5%
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17	550,000	555,500
Internet Software & Services—1.1%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	1,245,000	1,279,238
12 | OPPENHEIMER HIGH INCOME FUND/VA

	Principal
	Amount	Value

IT Services—1.2%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	$535,000	$419,975
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[4]	395,000	396,975
9.875% Sr. Unsec. Nts., 9/24/15	595,000	562,275

		1,379,225
Semiconductors & Semiconductor Equipment—1.8%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	600,000	619,500
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[4]	525,000	563,719
10.75% Sr. Unsec. Nts., 8/1/20	503,000	526,893
NXP BV/NXP Funding LLC, 9.75% Sr. Sec. Nts., 8/1/18[4]	245,000	268,275

		1,978,387
Software—0.1%
SunGard Data Systems, Inc., 7.375% Sr. Unsec. Nts., 11/15/18	160,000	164,600
Materials—7.4%
Chemicals—1.8%
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	260,000	262,600
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	345,000	325,163
9% Sec. Nts., 11/15/20	380,000	315,400
Lyondell Chemical Co., 8% Sr. Sec. Nts., 11/1/17	241,000	264,498
LyondellBasell Industries NV, 6% Sr. Nts., 11/15/21[4]	440,000	458,700
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	615,000	470,475

		2,096,836
Construction Materials—0.7%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[4]	435,000	457,838
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	325,000	284,781

		742,619
Containers & Packaging—0.8%
Polymer Group, Inc., 7.75% Sr. Sec.
Nts., 2/1/19[4]	650,000	676,000
Solo Cup Co., 8.50% Sr. Sub.
Nts., 2/15/14	245,000	226,625

		902,625
Metals & Mining—1.0%
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	1,050,000	1,029,000
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	135,000	145,463

		1,174,463
Paper & Forest Products—3.1%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18[4]	369,000	408,668
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[4]	985,000	976,381
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[4]	1,117,000	597,595
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17	475,000	488,063
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[6]	1,025,000	763,625
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[5]	375,000	226,875

		3,461,207
Telecommunication Services—4.0%
Diversified Telecommunication Services—2.3%
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	335,000	338,350
8.75% Sr. Unsec. Sub. Nts., 3/15/18	480,000	448,200
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	585,000	567,450
11.50% Sr. Unsec. Nts., 2/4/17[3]	710	687
Level 3 Financing, Inc.:
9.25% Sr. Unsec. Unsub. Nts., 11/1/14	80,000	82,200
9.375% Sr. Unsec. Unsub. Nts., 4/1/19	540,000	566,325
Windstream Corp., 7.50% Sr. Unsec. Nts., 6/1/22[4]	570,000	570,000

		2,573,212
Wireless Telecommunication Services—1.7%
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	700,000	614,250
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	510,000	476,850
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	590,000	542,800
Sprint Capital Corp., 8.75% Nts., 3/15/32	135,000	109,856
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[4]	220,000	231,550

		1,975,306
Utilities—3.7%
Electric Utilities—1.9%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	835,000	546,925
13 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Electric Utilities Continued
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	$527,000	$558,620
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	2,325,000	837,000
10.25% Sr. Unsec. Nts., Series B, 11/1/15	410,000	143,500

		2,086,045
Energy Traders—1.7%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17	245,000	270,725
Calpine Corp., 7.50% Sr. Sec. Nts., 2/15/21[4]	255,000	274,125
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	530,000	559,150
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[4]	75,000	74,063
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[4]	540,000	556,200
NRG Energy, Inc., 7.625% Sr. Unsec. Nts., 1/15/18	160,000	160,800
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	15,000	15,338

		1,910,401
Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	170,000	150,450

Total Corporate Bonds and Notes (Cost $98,243,294)		91,267,098

	Shares

Preferred Stocks—1.4%
Ally Financial, Inc., 7%, Non-Vtg.[4]	894	640,914
GMAC Capital Trust I, 8.125% Cum.	10,000	193,400
Greektown Superholdings, Inc., Series A-1[7]	11,550	751,905

Total Preferred Stocks (Cost $2,195,603)		1,586,219
Common Stocks—3.0%
AbitibiBowater, Inc.[7]	27,638	402,133
American Media Operations, Inc.[7]	58,065	929,040
Dana Holding Corp.[7]	19,738	239,817
Gaylord Entertainment Co., Cl. A7	12,561	303,223
Global Aviation Holdings, Inc.[7]	300	3,000
Greektown Superholdings, Inc.[7]	874	52,929
Huntsman Corp.	6,611	66,110
Kaiser Aluminum Corp.	458	21,013
LyondellBasell Industries NV, Cl. A	12,828	416,782
Orbcomm, Inc.[7]	1,127	3,370
Range Resources Corp.	1,965	121,712
Solutia, Inc.[7]	5,507	95,161
Visteon Corp.[7]	10,807	539,702
Walter Industries, Inc.	1,011	61,226
Whiting Petroleum Corp.[7]	2,034	94,967

Total Common Stocks (Cost $5,763,505)		3,350,185

	Units

Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[7] (Cost $3,168,495)	11,017	396

	Shares

Investment Company—10.6%
Oppenheimer Institutional
Money Market Fund,
Cl. E, 0.20%[8,9] (Cost $11,964,562)	11,964,562	11,964,562
Total Investments, at Value (Cost $127,226,154)	100.9%	114,047,899
Liabilities in Excess of Other Assets	(0.9)	(971,484)

Net Assets	100.0%	$113,076,415

Footnotes to Statement of Investments
*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See Note 1 of the accompanying Notes.

3.	Interest or dividend is paid-in-kind, when applicable.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,455,142 or 23.40% of the Fund’s net assets as of December 30, 2011.
14 | OPPENHEIMER HIGH INCOME FUND/VA

5.	Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $1,630,541, which represents 1.44% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16	4/21/10-5/3/11	$688,172	$675,716	$(12,456)
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15	3/7/11-4/6/11	341,158	226,875	(114,283)
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	4/28/10-5/4/11	703,283	727,950	24,667

		$1,732,613	$1,630,541	$(102,072)

6.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

7.	Non-income producing security.

8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	4,033,152	64,468,224	56,536,814	11,964,562

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$11,964,562	$9,835

9.	Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Loan Participations	$—	$5,879,439	$—	$5,879,439
Corporate Bonds and Notes	—	91,267,098	—	91,267,098
Preferred Stocks	—	834,314	751,905	1,586,219
Common Stocks	1,825,514	1,468,742	55,929	3,350,185
Rights, Warrants and Certificates	—	—	396	396
Investment Company	11,964,562	—	—	11,964,562

Total Assets	$13,790,076	$99,449,593	$808,230	$114,047,899

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
15 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in
			unrealized		Transfers
	Value as of	Realized	appreciation/		out of	Value as of
	December 31, 2010	gain (loss)	depreciation	Sales	Level 3	December 30, 2011

Assets Table
Investments, at Value:
Common Stocks	$1,036,161	$(208,776)	$959,338	$—	$(1,730,794)[a]	$55,929
Corporate Bonds and Notes	87,082	(1,591,368)	1,612,742	(108,456)	—	—
Preferred Stocks	1,226,957	(1,097,476)	622,424	—	—	751,905
Rights, Warrants and Certificates	403	(4,340)	4,333	—	—	396

Total Assets	$2,350,603	$(2,901,960)	$3,198,837	$(108,456)	$(1,730,794)	$808,230

a.	Transferred from Level 3 because of the presence of a readily available unadjusted quoted market price for these securities.
The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at December 30, 2011 includes:

Change in unrealized
appreciation/depreciation

Common Stocks	$(33,440)
Preferred Stocks	(403,095)
Rights, Warrants and Certificates	(3,168,099)

Total	$(3,604,634)

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $115,261,592)	$102,083,337
Affiliated companies (cost $11,964,562)	11,964,562

114,047,899
Cash	68,417
Receivables and other assets:
Interest, dividends and principal paydowns	2,238,917
Shares of beneficial interest sold	154,689
Investments sold	34,212
Other	14,135

Total assets	116,558,269

Liabilities
Payables and other liabilities:
Investments purchased (including $3,051,790 purchased on a when-issued or delayed delivery basis)	3,308,552
Shareholder communications	56,741
Shares of beneficial interest redeemed	31,872
Distribution and service plan fees	12,875
Trustees’ compensation	12,415
Transfer and shareholder servicing agent fees	9,619
Other	49,780

Total liabilities	3,481,854

Net Assets	$113,076,415

Composition of Net Assets
Par value of shares of beneficial interest	$59,230
Additional paid-in capital	337,809,203
Accumulated net investment income	10,456,939
Accumulated net realized loss on investments	(222,070,702)
Net unrealized depreciation on investments	(13,178,255)

Net Assets	$113,076,415

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $47,499,698 and 24,979,229 shares of beneficial interest outstanding)	$1.90
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $54,393,841 and 28,460,077 shares of beneficial interest outstanding)	$1.91
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $4,034,676 and 2,101,852 shares of beneficial interest outstanding)	$1.92
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $7,148,200 and 3,689,262 shares of beneficial interest outstanding)	$1.94

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Interest	$11,742,695
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $14,196)	212,439
Affiliated companies	9,835

Total investment income	11,964,969
Expenses
Management fees	965,572
Distribution and service plan fees:
Service shares	151,041
Class 4 shares	19,634
Transfer and shareholder servicing agent fees:
Non-Service shares	55,024
Service shares	60,423
Class 3 shares	5,436
Class 4 shares	7,859
Shareholder communications:
Non-Service shares	24,900
Service shares	27,028
Class 3 shares	2,462
Class 4 shares	3,470
Custodian fees and expenses	31,643
Trustees’ compensation	9,745
Administration service fees	1,500
Other	68,359

Total expenses	1,434,096
Less waivers and reimbursements of expenses	(298,448)

Net expenses	1,135,648

Net Investment Income	10,829,321

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	736,886
Swap contracts	(48,715)

Net realized gain	688,171
Net change in unrealized appreciation/depreciation on investments	(13,278,671)

Net Decrease in Net Assets Resulting from Operations	$(1,761,179)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
18 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$10,829,321	$12,056,923
Net realized gain	688,171	6,278,337
Net change in unrealized appreciation/depreciation	(13,278,671)	(249,331)

Net increase (decrease) in net assets resulting from operations	(1,761,179)	18,085,929
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,402,411)	(3,674,586)
Service shares	(5,518,442)	(3,877,767)
Class 3 shares	(555,527)	(304,126)
Class 4 shares	(704,748)	(385,856)

	(12,181,128)	(8,242,335)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(8,185,815)	(10,126,348)
Service shares	(2,768,423)	(5,260,981)
Class 3 shares	(1,395,931)	929,124
Class 4 shares	485,879	(118,291)

	(11,864,290)	(14,576,496)

Net Assets
Total decrease	(25,806,597)	(4,732,902)
Beginning of period	138,883,012	143,615,914

End of period (including accumulated net investment income of $10,456,939 and $11,799,334, respectively)	$113,076,415	$138,883,012

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER HIGH INCOME FUND / VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$2.13	$1.98	$1.58	$7.95	$8.55

Income (loss) from investment operations:
Net investment income[2]	.17	.18	.17	.54	.57
Net realized and unrealized gain (loss)	(.21)	.10	.23	(6.44)	(.56)

Total from investment operations	(.04)	.28	.40	(5.90)	.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.13)	—	(.47)	(.61)

Net asset value, end of period	$1.90	$2.13	$1.98	$1.58	$7.95

Total Return, at Net Asset Value[3]	(2.34)%	14.81%	25.32%	(78.67)%	(0.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,500	$61,563	$67,385	$111,040	$294,819

Average net assets (in thousands)	$54,997	$59,598	$71,782	$211,186	$335,702

Ratios to average net assets:[4]
Net investment income	8.55%	9.01%	9.78%	9.30%	6.96%
Total expenses[5]	0.98%	0.98%	0.94%	0.80%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.69%	0.57%	0.78%	0.74%

Portfolio turnover rate	54%	132%	128%	53%[6]	67%[6]

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.98%
Year Ended December 31, 2010	0.98%
Year Ended December 31, 2009	0.96%
Year Ended December 31, 2008	0.80%
Year Ended December 31, 2007	0.76%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
20 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$2.14	$1.99	$1.58	$7.89	$8.50

Income (loss) from investment operations:
Net investment income[2]	.17	.17	.16	.54	.55
Net realized and unrealized gain (loss)	(.21)	.10	.25	(6.40)	(.57)

Total from investment operations	(.04)	.27	.41	(5.86)	(.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.12)	—	(.45)	(.59)

Net asset value, end of period	$1.91	$2.14	$1.99	$1.58	$7.89

Total Return, at Net Asset Value[3]	(2.56)%	14.44%	25.95%	(78.57)%	(0.47)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,394	$63,713	$64,440	$43,375	$157,333

Average net assets (in thousands)	$60,391	$63,661	$54,202	$116,236	$169,569

Ratios to average net assets:[4]
Net investment income	8.31%	8.76%	9.60%	9.13%	6.71%
Total expenses[5]	1.23%	1.23%	1.21%	1.05%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.94%	0.80%	1.03%	1.00%

Portfolio turnover rate	54%	132%	128%	53%[6]	67%[6]

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.23%
Year Ended December 31, 2010	1.23%
Year Ended December 31, 2009	1.23%
Year Ended December 31, 2008	1.05%
Year Ended December 31, 2007	1.02%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER HIGH INCOME FUND/VA

	Year Ended
	December 30,			Year Ended December 31,
Class 3 Shares	2011[1]	2010	2009	2008	2007[2]

Per Share Operating Data
Net asset value, beginning of period	$2.14	$1.99	$1.57	$7.98	$8.26

Income (loss) from investment operations:
Net investment income[3]	.17	.18	.17	.56	.37
Net realized and unrealized gain (loss)	(.20)	.10	.25	(6.50)	(.65)

Total from investment operations	(.03)	.28	.42	(5.94)	(.28)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.13)	—	(.47)	—

Net asset value, end of period	$1.92	$2.14	$1.99	$1.57	$7.98

Total Return, at Net Asset Value[4]	(1.88)%	14.69%	26.75%	(78.89)%	(3.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,034	$6,034	$4,684	$1,582	$4,921

Average net assets (in thousands)	$5,432	$5,279	$3,568	$5,292	$3,750

Ratios to average net assets:[5]
Net investment income	8.52%	8.97%	9.86%	9.29%	6.90%
Total expenses[6]	0.98%	0.99%	0.97%	0.80%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.69%	0.53%	0.78%	0.75%

Portfolio turnover rate	54%	132%	128%	53%[7]	67%[7]

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from May 1, 2007 (inception of offering) to December 31, 2007.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.98%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.99%
Year Ended December 31, 2008	0.80%
Period Ended December 31, 2007	0.77%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
22 | OPPENHEIMER HIGH INCOME FUND/VA

	Year Ended
	December 30,			Year Ended December 31,
Class 4 Shares	2011[1]	2010	2009	2008	2007[2]

Per Share Operating Data
Net asset value, beginning of period	$2.16	$2.01	$1.59	$7.97	$8.26

Income (loss) from investment operations:
Net investment income[3]	.17	.18	.16	.54	.36
Net realized and unrealized gain (loss)	(.20)	.09	.26	(6.46)	(.65)

Total from investment operations	(.03)	.27	.42	(5.92)	(.29)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.12)	—	(.46)	—

Net asset value, end of period	$1.94	$2.16	$2.01	$1.59	$7.97

Total Return, at Net Asset Value[4]	(2.06)%	14.27%	26.42%	(78.63)%	(3.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,148	$7,573	$7,107	$4,167	$9,476

Average net assets (in thousands)	$7,852	$7,278	$6,285	$10,658	$7,201

Ratios to average net assets:[5]
Net investment income	8.29%	8.74%	9.62%	9.00%	6.61%
Total expenses[6]	1.23%	1.23%	1.19%	1.07%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.94%	0.80%	1.05%	1.04%

Portfolio turnover rate	54%	132%	128%	53%[7]	67%[7]

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from May 1, 2007 (inception of offering) to December 31, 2007.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.23%
Year Ended December 31, 2010	1.23%
Year Ended December 31, 2009	1.21%
Year Ended December 31, 2008	1.07%
Period Ended December 31, 2007	1.06%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer High Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income from investment in high-yield, fixed-income securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The classes of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based
24 | OPPENHEIMER HIGH INCOME FUND/VA

upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of December 30, 2011, the Manager determined the fair value of certain common stock at the last traded price. For certain common stock and related preferred stock, both of which do not trade, the Manager has determined the fair value of these securities using internal models that utilize quarterly financial statements and manager assumptions using comparable security inputs. For certain warrants received in a bankruptcy reorganization that do not trade, the Manager has determined the fair value of these securities based on the residual value of the original bonds. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$3,051,790
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost	$975,916
Market Value	$771,238
Market Value as a % of Net Assets	0.68%
25 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost
Undistributed	Undistributed	Accumulated	of Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4,5]	Income Tax Purposes

$10,661,122	$—	$222,009,823	$13,406,221

1.	As of December 30, 2011, the Fund had $220,562,166 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2012	$128,504
2016	48,495,519
2017	171,938,143

Total	$220,562,166

2.	As of December 30, 2011, the Fund had $1,447,657 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $1,949,628 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $4,432,223 of capital loss carryforward to offset capital gains realized in that fiscal year.

5.	During the fiscal year ended December 30, 2011, $6,579,675 of unused capital loss carryforward expired.
26 | OPPENHEIMER HIGH INCOME FUND/VA

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction
	Increase	to Accumulated
Reduction	to Accumulated Net	Net Realized Loss
to Paid-in Capital	Investment Income	on Investments

$6,579,675	$9,412	$6,570,263
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$12,181,128	$8,242,335
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$127,393,293
Federal tax cost of other investments	60,827

Total federal tax cost	$127,454,120

Gross unrealized appreciation	$2,140,166
Gross unrealized depreciation	(15,546,387)

Net unrealized depreciation	$(13,406,221)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
27 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	4,435,498	$8,942,368	11,152,476	$21,983,381
Dividends and/or distributions reinvested	2,648,241	5,402,411	1,954,567	3,674,586
Redeemed	(11,071,648)	(22,530,594)	(18,147,101)	(35,784,315)

Net decrease	(3,987,909)	$(8,185,815)	(5,040,058)	$(10,126,348)

Service Shares
Sold	3,015,631	$6,027,667	2,939,505	$5,849,488
Dividends and/or distributions reinvested	2,691,923	5,518,442	2,040,930	3,877,767
Redeemed	(7,087,393)	(14,314,532)	(7,528,455)	(14,988,236)

Net decrease	(1,379,839)	$(2,768,423)	(2,548,020)	$(5,260,981)

28 | OPPENHEIMER HIGH INCOME FUND/VA

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Class 3 Shares
Sold	805,055	$1,675,197	2,054,702	$4,093,320
Dividends and/or distributions reinvested	269,673	555,527	160,066	304,126
Redeemed	(1,789,726)	(3,626,655)[1]	(1,747,107)	(3,468,322)[2]

Net increase (decrease)	(714,998)	$(1,395,931)	467,661	$929,124

Class 4 Shares
Sold	1,952,890	$4,030,364	1,725,510	$3,440,558
Dividends and/or distributions reinvested	338,821	704,748	200,967	385,856
Redeemed	(2,103,972)	(4,249,233)[1]	(1,958,189)	(3,944,705)[2]

Net increase (decrease)	187,739	$485,879	(31,712)	$(118,291)

1.	Net of redemption fees of $621 and $235 for Class 3 and Class 4 shares, respectively.

2.	Net of redemption fees of $3,684 and $7,734 for Class 3 and Class 4 shares, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$61,907,194	$77,618,929
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $130,775 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
29 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service and Class 3 shares and 1.00% for Service and Class 4 shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $124,994, $137,948, $12,207 and $17,865 for Non-Service, Service, Class 3 and Class 4 shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $5,434 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
30 | OPPENHEIMER HIGH INCOME FUND/VA

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV.
The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Swap contracts	Total

Credit contracts	$—	$(48,715)	$(48,715)
Interest rate contracts	1,901	—	1,901

Total	$1,901	$(48,715)	$(46,814)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
31 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased put options on treasury futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $144 on purchased put options.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk. As of December 30, 2011, the Fund did not have any outstanding options.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities
32 | OPPENHEIMER HIGH INCOME FUND/VA

(for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
     Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     For the year ended December 30, 2011, the Fund had ending monthly average notional amounts of $31,538 and $88,462 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
As of December 30, 2011, the Fund had no such credit default swaps outstanding.
6. Restricted Securities
As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations
33 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including
34 | OPPENHEIMER HIGH INCOME FUND/VA

attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer High Income Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer High Income Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer High Income Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 1.23% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Joseph Welsh, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
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     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other high current yield funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one-year Lipper period, although the Fund underperformed its performance universe median during the three-, five-, and ten-year Lipper periods. The Board also considered the appointment of a new portfolio manager and the High Yield Corporate Debt Team in April 2009 to oversee the Fund’s investments. The Board considered the Manager’s assertion that the portfolio manager gradually has re-positioned the Fund to better take advantage of market conditions. The Board considered the Fund’s recent improved performance, noting it had ranked in the first quintile for the year to date ended April 30, 2011.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other high current yield funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and its total expenses were lower than its expense group median. The Board also considered that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service and Class 3 shares and 1.00% for Service and Class 4 shares. This voluntary expense limitation may not be amended or withdrawn until one year after the date of prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital
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TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	(2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004- 2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004- March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006- September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006- December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
42 | OPPENHEIMER HIGH INCOME FUND/VA

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Joseph Welsh, Vice President (since 2009) Age: 47	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995- December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
43 | OPPENHEIMER HIGH INCOME FUND/VA

OPPENHEIMER HIGH INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011 Oppenheimer Main Street Fund®/VA Annual Report A Series of Oppenheimer Variable Account Funds
ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

OPPENHEIMER MAIN STREET FUND ®/ VA
Portfolio Managers: Manind (“Mani”) Govil, CFA and Benjamin Ram
Average Annual Total Returns
For the Periods Ended 12/30/111

	1-Year	5-Year	10-Year

Non-Service Shares	–0.01%	–0.88%	2.77%
Service Shares	–0.32%	–1.13%	2.51%
Expense Ratios
For the Period Ended 12/30/111

Non-Service Shares	0.78%
Service Shares	1.03
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings

Apple, Inc.	6.6%
Chevron Corp.	5.0
Philip Morris International, Inc.	4.2
Abbott Laboratories	3.6
eBay, Inc.	3.5
McGraw-Hill Cos., Inc. (The)	3.3
CIT Group, Inc.	3.3
Google, Inc., Cl. A	3.2
Ford Motor Co.	2.8
Tyco International Ltd.	2.7
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.
2 | OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares produced a total return of —0.01% for the reporting period ended December 30, 2011.1 On a relative basis, the Fund underperformed the S&P 500 Index (the “Index”), which returned 2.11%. Virtually all of the Fund’s relative underperformance occurred during the first quarter of 2011 when the market was driven upward by strong momentum, somewhat irrespective, in our opinion, of underlying fundamentals or valuation. During the reporting period, underperformance relative to the Index was primarily due to unfavorable stock selections within the financials sector. Favorable stock selections within the information technology, energy and consumer staples sectors contributed positively to relative performance.
Economic and Market Overview
Last calendar year proved to be challenging. The environment was characterized by geopolitical uncertainties, fits and starts in economic news (both domestically and internationally), climatic catastrophes, and emotions which waivered erratically between strong optimism about an economic recovery and fears about a global recession. At the end of the day, U.S. equities finished little changed from twelve months prior, but the ride between points was a roller coaster.
     We entered 2011 with a note of optimism. Indeed, the first quarter was very momentum driven as investors drove stocks higher, somewhat irrespective of underlying fundamentals or valuation. However, come the reporting of first quarter earnings, concerns over the world’s outlook began to rise. We witnessed the “Arab Spring”; a tragedy in Japan—one that was not only tragic for many but also highly disruptive to manufacturing globally; and a burgeoning European financial crisis that threatened to reach well beyond the borders of the Eurozone.
     News from our own shores, too, was uneven. Though employment growth remained stubbornly below levels normally experienced in past recoveries and weakness in the housing market persisted, reported earnings by companies across sectors generally were topping expectations. Additionally, companies were hoarding cash, building considerable financial strength to fund continued growth. But with the specter of contagion from Europe and uncertainty about the growth trajectory of emerging markets, investors fled equities—especially those of lower quality or with high economic sensitivities. The political impasse in Washington during the summer over whether to raise the debt ceiling resulted in an unprecedented downgrade of the U.S. Government’s debt rating and exacerbated market anxiety.
     The fourth quarter was quite the reversal from the third quarter’s market trends. Sectors which had been hit hard, particularly economically sensitive sectors, were among the better performing ones. Though Europe made little headway in resolving its deep-seated structural and financial problems, investors seemed calmer about an eventual settlement. And, almost lost among all the noise from overseas were periodic reports of modest domestic improvements in employment, consumer sentiment and in other areas. Throughout much of 2011 two trends remained fairly consistent. One, financial stocks suffered. Despite generally rising earnings and vastly improved balance sheets, the market voiced its concerns about the increasing possibility of another 2008-style financial crisis. Virtually all segments of the sector sold down dramatically, with collapsing valuations which, in some instances, fell below book value.
     The second trend was that stocks of well-managed companies with solid business models generally outperformed as the year progressed. Especially during times of macroeconomic uncertainty, investors generally value companies that deliver consistent results. Last year was a market often characterized by a “flight to quality” as investors sought shelter in stocks that had a low likelihood of surprising negatively. We believe a market that pays close attention to the underlying fundamentals of higher quality stocks is favorable for the investment style of the Main Street Team.
Top Individual Contributors
Apple, Inc., Chevron Corp. and Phillip Morris International, Inc., the top three holdings of the Fund at period end, were also among the strongest performers this reporting period. Apple continued to out-execute its peers. The company’s continued success at innovation and its highly recognizable brand led to global growth and share gains across its top revenue producing products—iPhones, iPads and Mac PCs. Phillip Morris International, Inc. continued to generate substantial

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
3 | OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION
free cash flow stemming from ongoing market share gains and its considerable ability to raise prices. Chevron announced a new natural discovery by its Australian unit and outlined plans for 2012 to be a year of major investment for the company in large natural gas-related exploration and production projects. The company also benefited from rising oil and gas prices.
     Other top performing holdings during the reporting period included pharmaceuticals firm Bristol-Myers Squibb Co. and publishing firm McGraw-Hill Cos., Inc. Bristol-Myers Squibb, which produces such drugs as Plavix and Abilify, benefited from recent trial results for Eliquis, an anticoagulant that showed “best in class” data for both stroke and major bleeding against the existing drug Warfarin. If approved by the FDA, Eliquis can be an important contributor to future revenue and profit growth at Bristol Myers Squibb. McGraw-Hill saw solid performance resulting from strong pricing power and growth in market share across its financial services division which includes Capital IQ and the S&P Indices. The company’s management has undertaken a business restructuring which has included the sale of media properties and the announced spin-off of the Education division. These actions, together with aggressive share repurchase and dividend increases, have also driven the stock price higher.
Top Individual Detractors
The top detractors from Fund performance were mostly in the financials sector. Investors became increasingly bearish towards financials as fears heightened due to a weakening global economy and an uncertain regulatory environment. A lack of transparency regarding the extent of exposure to both European bank and sovereign debt weighed heavily on stocks such as Citigroup, Inc. and JPMorgan Chase & Co. These holdings, together with Wells Fargo & Co., a stock we no longer own, were also negatively impacted by the ongoing high degree of home foreclosures and the razor thin net interest margins that have resulted from the persistence of historically low interest rates. CIT Group, Inc., too, hurt relative performance last year. Expectations that the domestic economy may fall back into a recession raised investor concerns over the timing and magnitude of CIT’s restructuring aimed at improving both its balance sheet strength and profitability.
     Beyond financials, Ford Motor Co. detracted from performance results. The auto industry suffered several set-backs during the year. Production costs were negatively impacted from soaring commodity prices and delivery disruptions from Japanese auto parts suppliers. Uncertainty about the health of the economy also tempered expectations for strong auto sales. Despite these hurdles, Ford successfully negotiated a new long-term union contract, which locks-in favorable labor costs, and re-initiated its dividend.
Outlook
At period end, we believe the U.S. economy will continue to improve at a gradual and perhaps uneven fashion. The slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well-positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is the key to generating solid long-term performance.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
4 | OPPENHEIMER MAIN STREET FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of U.S. equity securities. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
5 | OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
6 | OPPENHEIMER MAIN STREET FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2011	December 30, 2011	December 30, 2011

Actual
Non-Service Shares	$1,000.00	$972.70	$3.82
Service Shares	1,000.00	971.60	5.05
Hypothetical
(5% return before expenses)
Non-Service Shares	1,000.00	1,021.21	3.91
Service Shares	1,000.00	1,019.95	5.18
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios
|
Non-Service Shares	0.77%
Service Shares	1.02
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
7 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value
Common Stocks—100.1%
Consumer Discretionary—11.3%
Automobiles—2.8%
Ford Motor Co.[1]	3,597,200	$38,705,872
Hotels, Restaurants & Leisure—2.1%
Hyatt Hotels Corp., Cl. A1	512,288	19,282,520
McDonald’s Corp.	93,336	9,364,401

		28,646,921
Media—3.3%
McGraw-Hill Cos., Inc. (The)	1,038,811	46,715,331
Specialty Retail—3.1%
AutoZone, Inc.[1]	42,550	13,827,474
CarMax, Inc.[1]	249,930	7,617,866
TJX Cos., Inc. (The)	344,260	22,221,983

		43,667,323
Consumer Staples—11.1%
Beverages—2.4%
Dr. Pepper Snapple Group, Inc.	862,620	34,056,238
Food Products—4.5%
General Mills, Inc.	384,400	15,533,604
J.M. Smucker Co. (The)	339,750	26,558,258
Mead Johnson Nutrition Co., Cl. A	242,472	16,665,101
Sara Lee Corp.	214,480	4,057,962

		62,814,925
Tobacco—4.2%
Philip Morris International, Inc.	740,059	58,079,830
Energy—12.3%
Energy Equipment & Services—1.3%
National Oilwell Varco, Inc.	277,840	18,890,342
Oil, Gas & Consumable Fuels—11.0%
Chevron Corp.	662,489	70,488,830
Kinder Morgan, Inc.	576,310	18,539,893
Noble Energy, Inc.	321,000	30,299,190
Occidental Petroleum Corp.	360,130	33,744,181

		153,072,094
Financials—16.6%
Capital Markets—1.1%
Blackstone Group LP (The)	1,123,300	15,737,433
Commercial Banks—3.7%
CIT Group, Inc.[1]	1,304,640	45,492,797
M&T Bank Corp.	88,580	6,762,197

		52,254,994
Consumer Finance—1.4%
Discover Financial Services	794,510	19,068,240
Diversified Financial Services—6.8%
Citigroup, Inc.	1,103,709	29,038,584
CME Group, Inc.	85,050	20,724,134
JPMorgan Chase & Co.	1,111,860	36,969,345
MSCI, Inc., Cl. A1	225,280	7,418,470

		94,150,533
Insurance—3.6%
Berkshire Hathaway, Inc., Cl. B1	96,510	7,363,713
Marsh & McLennan Cos., Inc.	768,000	24,284,160
Progressive Corp.	976,210	19,045,857

		50,693,730
Health Care—13.5%
Biotechnology—2.5%
Celgene Corp.[1]	499,432	33,761,603
Health Care Providers &
Services—2.9%
DaVita, Inc.[1]	99,970	7,578,726
WellPoint, Inc.	497,580	32,964,675

		40,543,401
Life Sciences Tools & Services—1.2%
Waters Corp.[1]	228,410	16,913,761
Pharmaceuticals—6.9%
Abbott Laboratories	883,770	49,694,387
Allergan, Inc.	147,020	12,899,535
Bristol-Myers Squibb Co.	964,310	33,982,284

		96,576,206
Industrials—9.8%
Aerospace & Defense—2.2%
Boeing Co. (The)	407,210	29,868,854
Air Freight & Logistics—2.4%
United Parcel Service, Inc., Cl. B	458,000	33,521,020
Industrial Conglomerates—2.7%
Tyco International Ltd.	814,210	38,031,749
Machinery—0.5%
Xylem, Inc.	290,260	7,456,779
Road & Rail—2.0%
CSX Corp.	1,275,610	26,864,347
QR National Ltd.	439,800	1,538,407

		28,402,754
8 | OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value
Information Technology—19.9%
Communications Equipment—2.5%
QUALCOMM, Inc.	641,851	$35,109,250
Computers & Peripherals—6.6%
Apple, Inc.[1]	226,922	91,903,410
Internet Software & Services—6.7%
eBay, Inc.[1]	1,614,455	48,966,420
Google, Inc., Cl. A1	69,250	44,728,575

		93,694,995
Software—4.1%
Check Point Software Technologies Ltd.[1]	247,890	13,024,141
Microsoft Corp.	1,215,657	31,558,456
Oracle Corp.	478,290	12,268,139

		56,850,736
Materials—2.0%
Chemicals—1.7%
Praxair, Inc.	225,230	24,077,082
Construction Materials—0.3%
Vulcan Materials Co.	89,990	3,541,107
Telecommunication Services—2.1%
Wireless Telecommunication Services—2.1%
America Movil SAB de CV, ADR, Series L	1,302,422	29,434,737
Utilities—1.5%
Energy Traders—1.5%
AES Corp. (The)[1]	1,769,160	20,946,854
Total Investments, at Value (Cost $1,097,413,107)	100.1%	1,397,188,104
Liabilities in Excess of Other Assets	(0.1)	(1,142,965)

Net Assets	100.0%	$1,396,045,139

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.
The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of December 30, 2011. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	21,709,488	346,291,600	368,001,088	—

Income

Oppenheimer Institutional Money Market Fund, Cl. E	$40,596
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
9 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$157,735,447	$—	$—	$157,735,447
Consumer Staples	154,950,993	—	—	154,950,993
Energy	171,962,436	—	—	171,962,436
Financials	231,904,930	—	—	231,904,930
Health Care	187,794,971	—	—	187,794,971
Industrials	137,281,156	—	—	137,281,156
Information Technology	277,558,391	—	—	277,558,391
Materials	27,618,189	—	—	27,618,189
Telecommunication Services	29,434,737	—	—	29,434,737
Utilities	20,946,854	—	—	20,946,854

Total Assets	$1,397,188,104	$—	$—	$1,397,188,104

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
10 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value (cost $1,097,413,107)—see accompanying statement of investments	$1,397,188,104
Receivables and other assets:
Investments sold	5,146,954
Dividends	1,240,087
Other	66,345

Total assets	1,403,641,490
Liabilities
Bank overdraft	191,177
Payables and other liabilities:
Investments purchased	3,496,879
Shares of beneficial interest redeemed	3,289,111
Shareholder communications	235,774
Distribution and service plan fees	189,380
Transfer and shareholder servicing agent fees	119,165
Trustees’ compensation	38,860
Other	36,005

Total liabilities	7,596,351
Net Assets	$1,396,045,139

Composition of Net Assets
Par value of shares of beneficial interest	$67,825
Additional paid-in capital	1,460,842,471
Accumulated net investment income	4,690,401
Accumulated net realized loss on investments and foreign currency transactions	(369,330,555)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	299,774,997

Net Assets	$1,396,045,139

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $392,860,646 and 18,970,441 shares of beneficial interest outstanding)	$20.71
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,003,184,493 and 48,854,175 shares of beneficial interest outstanding)	$20.53

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
11 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $25,083)	$23,791,054
Affiliated companies	40,596
Interest	966

Total investment income	23,832,616
Expenses
Management fees	9,967,881
Distribution and service plan fees—Service shares	2,736,862
Transfer and shareholder servicing agent fees:
Non-Service shares	426,553
Service shares	1,094,745
Shareholder communications:
Non-Service shares	46,649
Service shares	119,403
Trustees’ compensation	62,646
Custodian fees and expenses	8,713
Administration service fees	1,500
Other	87,403

Total expenses	14,552,355
Less waivers and reimbursements of expenses	(22,856)

Net expenses	14,529,499
Net Investment Income	9,303,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	60,130,397
Foreign currency transactions	(118,065)

Net realized gain	60,012,332
Net change in unrealized appreciation/depreciation on:
Investments	(72,248,813)
Translation of assets and liabilities denominated in foreign currencies	68,522

Net change in unrealized appreciation/depreciation	(72,180,291)
Net Decrease in Net Assets Resulting from Operations	$(2,864,842)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010
Operations
Net investment income	$9,303,117	$12,343,744
Net realized gain	60,012,332	122,769,693
Net change in unrealized appreciation/depreciation	(72,180,291)	110,123,026

Net increase (decrease) in net assets resulting from operations	(2,864,842)	245,236,463
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,755,987)	(5,119,114)
Service shares	(6,566,777)	(11,011,249)

	(10,322,764)	(16,130,363)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(73,098,026)	(66,941,748)
Service shares	(172,844,897)	(135,835,930)

	(245,942,923)	(202,777,678)
Net Assets
Total increase (decrease)	(259,130,529)	26,328,422
Beginning of period	1,655,175,668	1,628,847,246

End of period (including accumulated net investment income of $4,690,401 and $13,277,741, respectively)	$1,396,045,139	$1,655,175,668

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$20.88	$18.18	$14.56	$25.61	$24.78

Income (loss) from investment operations:
Net investment income[2]	.16	.17	.21	.29	.33
Net realized and unrealized gain (loss)	(.16)	2.73	3.71	(9.64)	.75

Total from investment operations	—	2.90	3.92	(9.35)	1.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.20)	(.30)	(.32)	(.25)
Distributions from net realized gain	—	—	—	(1.38)	—

Total dividends and/or distributions to shareholders	(.17)	(.20)	(.30)	(1.70)	(.25)

Net asset value, end of period	$20.71	$20.88	$18.18	$14.56	$25.61

Total Return, at Net Asset Value[3]	(0.01)%	16.11%	28.29%	(38.47)%	4.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$392,861	$469,720	$474,637	$432,360	$907,727

Average net assets (in thousands)	$426,354	$454,937	$430,517	$670,994	$1,006,655

Ratios to average net assets:[4]
Net investment income	0.79%	0.93%	1.35%	1.42%	1.28%
Total expenses[5]	0.78%	0.78%	0.78%	0.66%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.78%	0.66%	0.65%

Portfolio turnover rate	38%	45%	128%	132%	111%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER MAIN STREET FUND/VA

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$20.71	$18.04	$14.42	$25.38	$24.58

Income (loss) from investment operations:
Net investment income[2]	.11	.13	.17	.24	.26
Net realized and unrealized gain (loss)	(.17)	2.70	3.70	(9.56)	.75

Total from investment operations	(.06)	2.83	3.87	(9.32)	1.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.16)	(.25)	(.26)	(.21)
Distributions from net realized gain	—	—	—	(1.38)	—

Total dividends and/or distributions to shareholders	(.12)	(.16)	(.25)	(1.64)	(.21)

Net asset value, end of period	$20.53	$20.71	$18.04	$14.42	$25.38

Total Return, at Net Asset Value[3]	(0.32)%	15.83%	27.99%	(38.63)%	4.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,003,184	$1,185,456	$1,154,210	$1,020,103	$1,464,690

Average net assets (in thousands)	$1,094,254	$1,193,630	$1,029,909	$1,268,430	$1,315,488

Ratios to average net assets:[4]
Net investment income	0.54%	0.68%	1.10%	1.20%	1.03%
Total expenses[5]	1.03%	1.03%	1.03%	0.91%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.03%	1.03%	0.91%	0.90%

Portfolio turnover rate	38%	45%	128%	132%	111%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
16 | OPPENHEIMER MAIN STREET FUND/VA

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
17 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$4,457,825	$—	$365,662,510	$296,378,380

1.	As of December 30, 2011, the Fund had $360,688,381 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$28,492,724
2017	332,195,657

Total	$360,688,381

2.	As of December 30, 2011, the Fund had $4,974,129 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $71,694,516 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $117,805,966 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$303,331	$7,567,693	$7,264,362
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$10,322,764	$16,130,363
18 | OPPENHEIMER MAIN STREET FUND/VA

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,100,809,724

Gross unrealized appreciation	$330,799,821
Gross unrealized depreciation	(34,421,441)

Net unrealized appreciation	$296,378,380

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
19 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,028,214	$41,337,389	2,851,462	$52,574,153
Dividends and/or distributions reinvested	176,503	3,755,987	279,275	5,119,114
Redeemed	(5,726,116)	(118,191,402)	(6,743,462)	(124,635,015)

Net decrease	(3,521,399)	$(73,098,026)	(3,612,725)	$(66,941,748)

Service Shares
Sold	2,150,725	$42,852,883	7,702,331	$136,115,255
Dividends and/or distributions reinvested	310,633	6,566,777	604,682	11,011,249
Redeemed	(10,851,128)	(222,264,557)	(15,049,192)	(282,962,434)

Net decrease	(8,389,770)	$(172,844,897)	(6,742,179)	$(135,835,930)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$567,679,021	$792,267,202
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $1,542,614 to OFS for services to the Fund.
20 | OPPENHEIMER MAIN STREET FUND/VA

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $22,856 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce
21 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$977
22 | OPPENHEIMER MAIN STREET FUND/VA

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $51,915 and $26,942, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of December 30, 2011, the Fund had no outstanding forward contracts.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
23 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
6.	Pending Litigation Continued
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
24 | OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Main Street Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
25 | OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
26 | OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil and Benjamin Ram, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
27 | OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT Unaudited / Continued
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large-cap core funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one-, three-, five-, and ten-year Lipper periods. The Board also considered the change, effective May 19, 2009, of a new portfolio management team.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap core funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees were lower than its expense group median, although its total expenses were higher than its expense group median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. This voluntary expense limitation may be amended or withdrawn at any time.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
28 | OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
29 | OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex.
30 | OPPENHEIMER MAIN STREET FUND/VA

Beverly L. Hamilton, Continued	Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004- March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006- September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006- December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
31 | OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil, Vice President (since 2009) Age: 42	Senior Vice President and the Main Street Team Leader of the Manager (since May 2009); a Chartered Financial Analyst. Prior to joining the Manager, managed the RS Largecap Alpha fund (August 2005-March 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; head of equity investments at The Guardian Life Insurance Company of America (August 2005- October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005); lead portfolio manager — core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President (since 2009) Age: 39	Vice President of the Manager (since May 2009). Prior to joining the Manager, a sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (January 2006-May 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; a financials analyst (2003-2005) and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc; a bank analyst at Legg Mason Securities (2000-2003); a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
32 | OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND ®/ VA
A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2012 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND®/VA
Portfolio Managers: Matthew P. Ziehl, CFA; Raymond Anello, CFA; and Raman Vardharaj, CFA
Average Annual Total Returns
For the Periods Ended 12/30/111

	1-Year	5-Year	10-Year
Non-Service Shares	-2.21%	0.34%	6.44%
Service Shares	-2.38%	0.10%	6.22%
Expense Ratios
For the Period Ended 12/30/111

	Gross	Net
	Expense	Expense
	Ratios	Ratios
Non-Service Shares	0.83%	0.80%
Service Shares	1.08	1.05
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings

Robert Half International, Inc.	1.7%
HollyFrontier Corp.	1.6
Questcor Pharmaceuticals, Inc.	1.5
Old Dominion Freight Line, Inc.	1.4
AES Corp. (The)	1.4
Digital Realty Trust, Inc.	1.2
MSCI, Inc., Cl. A	1.2
PVH Corp.	1.2
KBR, Inc.	1.1
Toll Brothers, Inc.	1.1
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.
2 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares produced a total return of —2.21% for the year ended December 30, 2011, modestly outperforming the Russell 2500 Index (the “Index”) which returned —2.51%.1 The Fund outperformed the Index primarily in the health care sector, due to strong relative stock selection and underperformed primarily in the utilities sector due largely to less favorable stock selection.
Economic and Market Overview
Last calendar year proved to be challenging. The environment was characterized by geopolitical uncertainties, fits and starts in economic news (both domestically and internationally), climatic catastrophes, and emotions which waivered erratically between strong optimism about an economic recovery and fears about a global recession. At the end of the day, U.S. equities finished little changed from twelve months prior, but the ride between points was a roller coaster.
     We entered 2011 with a note of optimism. Indeed, the first quarter was very momentum driven as investors drove stocks higher, somewhat irrespective of underlying fundamentals or valuation. However, come the reporting of first quarter earnings, concerns over the world’s outlook began to rise. We witnessed the “Arab Spring”; a tragedy in Japan—one that was not only tragic for many but also highly disruptive to manufacturing globally; and a burgeoning European financial crisis that threatened to reach well beyond the borders of the Eurozone.
     News from our own shores, too, was uneven. Though employment growth remained stubbornly below levels normally experienced in past recoveries and weakness in the housing market persisted, reported earnings by companies across sectors generally were topping expectations. Additionally, companies were hoarding cash, building considerable financial strength to fund continued growth. But with the specter of contagion from Europe and uncertainty about the growth trajectory of emerging markets, investors fled equities—especially those of lower quality or with high economic sensitivities. The political impasse in Washington during the summer over whether to raise the debt ceiling resulted in an unprecedented downgrade of the U.S. Government’s debt rating and exacerbated market anxiety.
     The fourth quarter was quite the reversal from the third quarter’s market trends. Sectors which had been hit hard, particularly economically sensitive sectors, were among the better performing ones. Though Europe made little headway in resolving its deep-seated structural and financial problems, investors seemed calmer about an eventual settlement. And, almost lost among all the noise from overseas were periodic reports of modest domestic improvements in employment, consumer sentiment and in other areas.
     Throughout much of 2011 two trends remained fairly consistent. One, financial stocks suffered. Despite generally rising earnings and vastly improved balance sheets, the market voiced its concerns about the increasing possibility of another 2008-style financial crisis. Virtually all segments of the sector sold down dramatically, with collapsing valuations which, in some instances, fell below book value.
     The second trend was that stocks of well-managed companies with solid business models generally outperformed as the year progressed. Especially during times of macroeconomic uncertainty, investors generally value companies that deliver consistent results. Last year was a market often characterized by a “flight to quality” as investors sought shelter in stocks that had a low likelihood of surprising negatively. We believe a market that pays close attention to the underlying fundamentals of higher quality stocks is favorable for the investment style of the Main Street Team.
Top Individual Contributors
During the period, the Fund’s top two performing holdings were in the health care sector: health insurer Healthspring, Inc. and drug maker Questcor Pharmaceuticals, Inc. Healthspring enjoyed strong results from its Medicare Advantage plan and, in late October, announced that it had agreed to be purchased by health care provider Cigna for $3.8 billion. Questcor Pharmaceuticals benefited from a significant rise in new paid prescriptions for its Athcar drug for patients with multiple-sclerosis as well as patients with Nephrotic syndrome, which is a kidney disorder.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
3 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND PERFORMANCE DISCUSSION
     Another top contributor to Fund performance during the period was semiconductor company NetLogic Microsystems, Inc. In September, Broadcom Corp. agreed to purchase NetLogic for $50 per share, a 57% premium to the stock’s prior day close. In the real estate sector, Digital Realty Trust, Inc. was a top contributor to Fund performance. Digital Realty Trust owns, acquires, develops and manages technology-related real estate for customers providing internet and telecom services, as well as corporate enterprise data center tenants. With the explosive growth of transmitted data—especially over wireless networks—demand for Digital Realty’s data center capabilities has been strong.
     Energy stock HollyFrontier Corp. contributed positively to results. In the first quarter, Holly Corporation and Frontier Oil, two large oil refiners, issued a statement that they had agreed upon an all-stock merger that would give the company a value of approximately $7 billion and would create one of the biggest oil refiners in the western U.S. The stock rose on the news and the impending completion of the merger, which was completed in July 2011. The Fund continued to hold HollyFrontier at period end. Also performing well for the Fund was a more defensive play in the trucking industry. Old Dominion Freight Line, Inc. had a strong reporting period, with higher revenues and higher earnings. Tractor Supply Co., the largest retail operator in the U.S. of farm and ranch-related equipment and supplies with over 1,000 stores, also performed positively for the Fund due to strong sales and increased demand for its livestock and pet products.
Top Individual Detractors
The Fund’s weakest performing holdings during the period were financials sector stocks MGIC Investment Corp. and MF Global Holdings Ltd. MGIC Investment is a holding company that provides mortgage insurance coverage in the U.S. through its subsidiaries. The company reported losses due to continued weakness in the housing market and market pessimism over the timing of a potential rebound in housing. We exited our position by period end. MF Global’s exposure to the European debt crisis resulted in its stock being pushed lower over the summer. Market fears about the stability of the Eurozone and the possibility of either a Greek or Italian default hammered bank stocks deemed to have significant exposure to the European banking system, including MF Global, which ultimately filed for bankruptcy protection. We exited our position prior to that event, limiting the degree of loss.
     Within information technology, the Fund’s position in Skyworks Solutions, Inc. detracted from results. Information technology stocks, including stocks of semiconductor companies, generally did not perform well during the period. Valuations of information technology companies dropped to their lowest levels in more than a decade at one point in the period, reflecting market fear over a faltering global economic recovery and a potential drop in consumer demand for technological goods and services. In health care, Salix Pharmaceuticals’ shares fell after the FDA prevented the company from using its best-selling drug Xifaxan for irritable bowel syndrome. We exited our position.
Outlook
At period end, we believe the U.S. economy will continue to improve at a gradual and perhaps uneven fashion. The slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed positively as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well-positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is the key to generating solid long-term performance.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
4 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the Russell 2500 Index, a broad-based index featuring 2,500 stocks of companies with small- and mid-cap market capitalizations, and the Russell 2000 Index, an unmanaged index of equity securities of small capitalization companies that is a measure of the small company market. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
5 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND PERFORMANCE DISCUSSION
 Non-Service Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
 Service Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
6 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2011	December 30, 2011	December 30, 2011
Actual
Non-Service shares	$1,000.00	$908.50	$3.79
Service shares	1,000.00	907.70	4.99

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.11	4.01
Service shares	1,000.00	1,019.85	5.28
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios
Non-Service shares	0.79%
Service shares	1.04
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
7 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value
Common Stocks—98.7%
Consumer Discretionary—16.4%
Auto Components—1.1%
Dana Holding Corp.[1]	712,970	$8,662,586
Standard Motor Products, Inc.	21,980	440,699

		9,103,285

Distributors—0.8%
Pool Corp.	215,280	6,479,928
Diversified Consumer Services—0.5%
Bridgepoint Education, Inc.[1]	61,970	1,425,310
Capella Education Co.[1]	5,760	207,648
Coinstar, Inc.[1]	35,650	1,627,066
DeVry, Inc.	5,730	220,376
ITT Educational Services, Inc.[1]	1,321	75,152
Regis Corp.	46,380	767,589
Service Corp. International	13,780	146,757

		4,469,898

Hotels, Restaurants & Leisure—2.2%
AFC Enterprises, Inc.[1]	15,432	226,850
Ameristar Casinos, Inc.	76,357	1,320,213
Bob Evans Farms, Inc.	20,790	697,297
Brinker International, Inc.	85,980	2,300,825
Cheesecake Factory, Inc. (The)[1]	50,250	1,474,838
Cracker Barrel Old Country Store, Inc.	57,270	2,886,981
Dunkin’ Brands Group, Inc.[1]	280,160	6,998,397
Jack in the Box, Inc.[1]	5,780	120,802
Marriott Vacations Worldwide Corp.[1]	6,470	111,025
P.F. Chang’s China Bistro, Inc.	2,862	88,464
Papa John’s International, Inc.[1]	53,648	2,021,457
Shuffle Master, Inc.[1]	6,370	74,656
Texas Roadhouse, Inc., Cl. A	72,990	1,087,551
Wyndham Worldwide Corp.	930	35,182

		19,444,538

Household Durables—1.4%
American Greetings Corp., Cl. A	66,590	833,041
CSS Industries, Inc.	12,790	254,777
Helen of Troy Ltd.[1]	26,660	818,462
Jarden Corp.	31,960	954,965
Toll Brothers, Inc.[1]	470,540	9,608,427
Universal Electronics, Inc.[1]	500	8,435

		12,478,107

Internet & Catalog Retail—0.1%
Expedia, Inc.	9,215	267,419
HSN, Inc.	3,440	124,734
TripAdvisor, Inc.[1]	5,885	148,361

		540,514

Leisure Equipment & Products—0.0%
Polaris Industries, Inc.	1,531	85,705
Media—1.6%
Cinemark Holdings, Inc.	37,240	688,568
Dish Network Corp., Cl. A	30,260	861,805
Global Sources Ltd.[1]	17,700	85,845
IMAX Corp.[1]	448,540	8,221,738
Interpublic Group of Cos., Inc. (The)	174,040	1,693,409
Journal Communications, Inc.[1]	58,170	255,948
Sinclair Broadcast Group, Inc., Cl. A	162,333	1,839,233
Valassis Communications, Inc.[1]	18,900	363,447

		14,009,993

Multiline Retail—0.7%
Big Lots, Inc.[1]	53,480	2,019,405
Dillard’s, Inc., Cl. A	50,820	2,280,802
Fred’s, Inc.	24,420	356,044
Saks, Inc.[1]	160,760	1,567,410

		6,223,661

Specialty Retail—6.0%
Aaron’s, Inc.	18,160	484,509
Advance Auto Parts, Inc.	14,970	1,042,361
AnnTaylor Stores Corp.[1]	63,470	1,572,787
Ascena Retail Group, Inc.[1]	66,740	1,983,513
CarMax, Inc.[1]	206,340	6,289,243
Casual Male Retail Group, Inc.[1]	11,200	38,304
Cato Corp., Cl. A	82,214	1,989,579
Chico’s FAS, Inc.	150,280	1,674,119
Children’s Place Retail Stores, Inc.[1]	130,860	6,951,283
Dick’s Sporting Goods, Inc.	7,640	281,763
DSW, Inc., Cl. A	3,943	174,320
Express, Inc.[1]	108,710	2,167,677
Finish Line, Inc. (The), Cl. A	103,110	1,988,476
Foot Locker, Inc.	99,850	2,380,424
GameStop Corp., Cl. A1	90,090	2,173,872
GNC Holdings, Inc., Cl. A1	4,390	127,091
Group 1 Automotive, Inc.	12,540	649,572
hhgregg, Inc.[1]	2,890	41,761
Hibbett Sports, Inc.[1]	2,640	119,275
Men’s Wearhouse, Inc. (The)	57,460	1,862,279
Monro Muffler Brake, Inc.	173,320	6,723,083
Pep Boys-Manny, Moe & Jack	36,600	402,600
PetSmart, Inc.	2,520	129,251
Pier 1 Imports, Inc.[1]	107,950	1,503,744
RadioShack Corp.	7,115	69,087
Rent-A-Center, Inc.	15,290	565,730
Sally Beauty Holdings, Inc.[1]	80,520	1,701,388
8 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value
Specialty Retail Continued
Select Comfort Corp.[1]	80,730	$1,751,034
Tractor Supply Co.	49,522	3,473,968
Wet Seal, Inc., Cl. A1	357,070	1,164,048
Williams-Sonoma, Inc.	28,300	1,089,550

		52,565,691

Textiles, Apparel & Luxury Goods—2.0%
Fossil, Inc.[1]	89,647	7,114,386
Iconix Brand Group, Inc.[1]	4,950	80,636
PVH Corp.	148,100	10,439,569

		17,634,591

Consumer Staples—2.5%

Beverages—0.2%
Constellation Brands, Inc., Cl. A1	82,810	1,711,683
Cott Corp.[1]	6,340	39,688
Dr. Pepper Snapple Group, Inc.	1,080	42,638

		1,794,009

Food & Staples Retailing—0.4%
Casey’s General Stores, Inc.	33,090	1,704,466
Ruddick Corp.	21,220	904,821
Spartan Stores, Inc.	29,650	548,525
Susser Holdings Corp.[1]	7,330	165,805
Weis Markets, Inc.	7,410	295,955

		3,619,572

Food Products—1.0%
Darling International, Inc.[1]	47,260	628,085
Hormel Foods Corp.	1,330	38,956
Smithfield Foods, Inc.[1]	3,360	81,581
TreeHouse Foods, Inc.[1]	88,586	5,791,753
Tyson Foods, Inc., Cl. A	102,090	2,107,138

		8,647,513

Household Products—0.5%
Church & Dwight Co., Inc.	103,960	4,757,210

Personal Products—0.3%
Elizabeth Arden, Inc.[1]	4,980	184,459
Medifast, Inc.[1]	63,920	876,982
Prestige Brands Holdings, Inc.[1]	32,990	371,797
USANA Health Sciences, Inc.[1]	30,010	911,404

		2,344,642

Tobacco—0.1%
Universal Corp.	19,570	899,437

Energy—6.7%

Energy Equipment & Services—1.5%
Bolt Technology Corp.	24,350	278,564
Helix Energy Solutions Group, Inc.[1]	95,060	1,501,948
Helmerich & Payne, Inc.	5,620	327,983
ION Geophysical Corp.[1]	71,170	436,272
Matrix Service Co.[1]	32,970	311,237
Nabors Industries Ltd.[1]	14,930	258,886
Newpark Resources, Inc.[1]	264,660	2,514,270
Parker Drilling Co.[1]	164,760	1,181,329
Patterson-UTI Energy, Inc.	53,410	1,067,132
Pioneer Drilling Co.[1]	58,660	567,829
Precision Drilling Corp.[1]	145,640	1,494,266
RPC, Inc.	86,380	1,576,435
Superior Energy Services, Inc.[1]	52,590	1,495,660
Tesco Corp.[1]	42,120	532,397

		13,544,208

Oil, Gas & Consumable Fuels—5.2%
CVR Energy, Inc.[1]	97,704	1,829,996
Delek US Holdings, Inc.	15,360	175,258
Energy Partners Ltd.[1]	18,410	268,786
Energy XXI (Bermuda) Ltd.[1]	106,600	3,398,408
Gran Tierra Energy, Inc.[1]	8,470	40,656
HollyFrontier Corp.	591,960	13,851,864
Kosmos Energy Ltd.[1]	278,990	3,420,417
MarkWest Energy Partners LP	120,678	6,644,531
PAA Natural Gas Storage LP	246,700	4,625,625
Petrobras Argentina SA, ADR	38,200	482,084
Stone Energy Corp.[1]	61,710	1,627,910
Tesoro Corp.[1]	83,280	1,945,421
Ultrapar Participacoes SA, Sponsored ADR	75,630	1,300,836
VAALCO Energy, Inc.[1]	228,720	1,381,469
W&T Offshore, Inc.	87,780	1,861,814
Warren Resources, Inc.[1]	113,020	368,445
Western Refining, Inc.[1]	125,050	1,661,915

		44,885,435

Financials—20.7%

Capital Markets—1.0%
Apollo Global Management LLC	149,000	1,849,090
Federated Investors, Inc., Cl. B	104,960	1,590,144
Financial Engines, Inc.[1]	53,940	1,204,480
KBW, Inc.	243,010	3,688,892
Knight Capital Group, Inc., Cl. A1	27,950	330,369

		8,662,975
9 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Commercial Banks—2.4%
BBVA Banco Frances SA, ADR	76,043	$370,329
CapitalSource, Inc.	1,322,410	8,860,147
Cardinal Financial Corp.	1,580	16,969
Century Bancorp, Inc., Cl. A	11,660	329,278
Columbia Banking System, Inc.	4,500	86,715
First Horizon National Corp.	12,962	103,696
First Midwest Bancorp, Inc.	312,830	3,168,968
FirstMerit Corp.	363,590	5,501,117
Fulton Financial Corp.	101,530	996,009
Grupo Financiero Galicia SA, ADR	123,750	733,838
National Bankshares, Inc.	8,901	248,516
Republic Bancorp, Inc., Cl. A	11,030	252,587
State Bank Financial Corp.[1]	2,190	33,091
Washington Banking Co.	11,740	139,823

		20,841,083

Consumer Finance—0.4%
Advance America Cash Advance Centers, Inc.	112,870	1,010,187
EZCORP, Inc., Cl. A1	20,960	552,715
First Cash Financial Services, Inc.[1]	2,183	76,601
World Acceptance Corp.[1]	17,337	1,274,270

		2,913,773

Diversified Financial Services—2.2%
Encore Capital Group, Inc.[1]	31,420	667,989
Life Partners Holdings, Inc.	50,329	325,125
Moody’s Corp.	210,050	7,074,484
MSCI, Inc., Cl. A1	318,920	10,502,036
NASDAQ OMX Group, Inc. (The)[1]	11,610	284,561

		18,854,195

Insurance—4.9%
Alterra Capital Holdings Ltd.	118,210	2,793,302
American Equity Investment Life Holding Co.	140,620	1,462,448
American Financial Group, Inc.	63,980	2,360,222
American Safety Insurance Holdings Ltd.[1]	18,530	403,028
AmTrust Financial Services, Inc.	87,528	2,078,790
Arch Capital Group Ltd.[1]	91,030	3,389,047
Assured Guaranty Ltd.	11,600	152,424
Brown & Brown, Inc.	282,540	6,393,880
CNO Financial Group, Inc.[1]	205,110	1,294,244
FBL Financial Group, Inc., Cl. A	24,334	827,843
Fidelity National Financial, Inc., Cl. A	151,710	2,416,740
Global Indemnity plc[1]	5,062	100,379
HCC Insurance Holdings, Inc.	69,410	1,908,775
Horace Mann Educators Corp.	71,279	977,235
Maiden Holdings Ltd.	112,880	988,829
Meadowbrook Insurance Group, Inc.	125,190	1,337,029
National Financial Partners Corp.[1]	18,660	252,283
National Interstate Corp.	10,850	267,670
National Western Life Insurance Co., Cl. A	2,410	328,146
Primerica, Inc.	104,700	2,433,228
Principal Financial Group, Inc. (The)	23,440	576,624
ProAssurance Corp.	20	1,596
Protective Life Corp.	78,250	1,765,320
Reinsurance Group of America, Inc.	36,360	1,899,810
RLI Corp.	1,690	123,133
StanCorp Financial Group, Inc.	1,960	72,030
Symetra Financial Corp.	172,160	1,561,491
Torchmark Corp.	34,565	1,499,775
Tower Group, Inc.	69,800	1,407,866
Universal Insurance Holdings, Inc.	20,710	74,142
Unum Group	69,650	1,467,526

		42,614,855

Real Estate Investment Trusts—9.3%
American Campus Communities, Inc.	56,320	2,363,187
Associated Estates Realty Corp.	77,180	1,231,021
BioMed Realty Trust, Inc.	77,100	1,393,968
BRE Properties, Inc., Cl. A	48,980	2,472,510
Camden Property Trust	7,580	471,779
Chatham Lodging Trust	152,860	1,647,831
Colonial Properties Trust	4,610	96,165
CubeSmart	186,130	1,980,423
CYS Investments, Inc.	279,340	3,670,528
DDR Corp.	1,400	17,038
Digital Realty Trust, Inc.	157,910	10,527,860
Douglas Emmett, Inc.	38,360	699,686
EastGroup Properties, Inc.	39,130	1,701,372
Equity Lifestyle Properties, Inc.	32,090	2,140,082
Essex Property Trust, Inc.	15,770	2,215,843
Extra Space Storage, Inc.	102,160	2,475,337
Federal Realty Investment Trust	19,040	1,727,880
Glimcher Realty Trust	100,630	925,796
Hatteras Financial Corp.	227,210	5,991,528
Highwoods Properties, Inc.	960	28,483
Home Properties of New York, Inc.	39,970	2,301,073
Hospitality Properties Trust	71,330	1,639,163
Kilroy Realty Corp.	3,290	125,250
LaSalle Hotel Properties	345,758	8,370,801
LTC Properties, Inc.	24,350	751,441
10 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value
Real Estate Investment Trusts Continued
Mid-America Apartment Communities, Inc.	101,919	$6,375,033
National Retail Properties, Inc.	59,260	1,563,279
Post Properties, Inc.	38,090	1,665,295
PS Business Parks, Inc.	2,210	122,500
Realty Income Corp.	24,100	842,536
Sovran Self Storage, Inc.	29,630	1,264,312
Starwood Property Trust, Inc.	316,420	5,856,934
Sun Communities, Inc.	37,420	1,366,953
Tanger Factory Outlet Centers, Inc.	83,880	2,459,362
Taubman Centers, Inc.	36,160	2,245,536
Universal Health Realty Income Trust	7,490	292,110
Weingarten Realty Investors	790	17,238

		81,037,133

Real Estate Management & Development—0.0%
MI Developments, Inc.	9,000	287,820

Thrifts & Mortgage Finance—0.5%
BankUnited, Inc.	162,620	3,576,014
Dime Community Bancshares, Inc.	3,790	47,754
First Defiance Financial Corp.	29,910	436,387
Flushing Financial Corp.	3,390	42,816
OceanFirst Financial Corp.	11,940	156,056
Ocwen Financial Corp.[1]	40	579
Walker & Dunlop, Inc.[1]	14,400	180,864

		4,440,470

Health Care—10.2%

Biotechnology—1.4%
Aveo Pharmaceuticals, Inc.[1]	89,140	1,533,208
Halozyme Therapeutics, Inc.[1]	351,680	3,344,477
Indevus Pharmaceuticals, Inc.[1]	2,500	25
Inhibitex, Inc.[1]	140,240	1,534,226
Medivation, Inc.[1]	36,810	1,697,309
Myriad Genetics, Inc.[1]	88,364	1,850,342
PDL BioPharma, Inc.	387,212	2,400,714
United Therapeutics Corp.[1]	4,610	217,823

		12,578,124

Health Care Equipment & Supplies—1.6%
Bard (C.R.), Inc.	8,950	765,225
Cantel Medical Corp.	5,780	161,435
ConMed Corp.[1]	13,930	357,583
Dexcom, Inc.[1]	352,310	3,280,006
Greatbatch, Inc.[1]	205,800	4,548,180
ICU Medical, Inc.[1]	5,120	230,400
IDEXX Laboratories, Inc.[1]	1,226	94,353
Invacare Corp.	600	9,174
Orthofix International NV1	55,850	1,967,596
ResMed, Inc.[1]	56,630	1,438,402
RTI Biologics, Inc.[1]	5,280	23,443
Vascular Solutions, Inc.[1]	510	5,676
Wright Medical Group, Inc.[1]	25,620	422,730
Young Innovations, Inc.	10,110	299,559

		13,603,762

Health Care Providers & Services—4.0%
AmSurg Corp.[1]	56,440	1,469,698
Assisted Living Concepts, Inc.	4,190	62,389
Bio-Reference Laboratories, Inc.[1]	25,570	416,024
Brookdale Senior Living, Inc.[1]	12,304	213,967
Centene Corp.[1]	59,920	2,372,233
Chemed Corp.	24,670	1,263,351
DaVita, Inc.[1]	3,170	240,318
Ensign Group, Inc. (The)	49,660	1,216,670
ExamWorks Group, Inc.[1]	15,300	145,044
Health Management Associates, Inc., Cl. A1	186,650	1,375,611
HealthSouth Corp.[1]	320,030	5,654,930
Healthspring, Inc.[1]	41,380	2,256,865
HMS Holdings Corp.[1]	156,060	4,990,799
Laboratory Corp. of America Holdings[1]	1,960	168,501
LifePoint Hospitals, Inc.[1]	48,025	1,784,129
Lincare Holdings, Inc.	75,556	1,942,545
Magellan Health Services, Inc.[1]	1,653	81,774
MedQuist Holdings, Inc.[1]	61,490	591,534
Metropolitan Health Networks, Inc.[1]	122,670	916,345
Molina Healthcare, Inc.[1]	26,250	586,163
Patterson Cos., Inc.	48,080	1,419,322
PSS World Medical, Inc.[1]	74,930	1,812,557
Schein (Henry), Inc.[1]	1,860	119,840
Select Medical Holdings Corp.[1]	103,530	877,934
Triple-S Management Corp., Cl. B1	21,207	424,564
U.S. Physical Therapy, Inc.	36,375	715,860
Universal Health Services, Inc., Cl. B	44,400	1,725,384

		34,844,351

Health Care Technology—0.1%
Allscripts Healthcare Solutions, Inc.[1]	6,860	129,928
HealthStream, Inc.[1]	7,970	147,047
MedAssets, Inc.[1]	12,520	115,810
Transcend Services, Inc.[1]	17,290	410,292

		803,077
11 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Life Sciences Tools & Services—0.9%
Cambrex Corp.[1]	99,400	$713,692
eResearch Technology, Inc.[1]	17,250	80,903
Harvard Bioscience, Inc.[1]	63,310	245,010
PerkinElmer, Inc.	4,730	94,600
Waters Corp.[1]	85,890	6,360,155

		7,494,360

Pharmaceuticals—2.2%
Hi-Tech Pharmacal Co., Inc.[1]	43,390	1,687,437
Medicines Co. (The)[1]	132,730	2,474,087
Obagi Medical Products, Inc.[1]	25,380	257,861
Questcor Pharmaceuticals, Inc.[1]	324,300	13,484,394
Warner Chilcott plc, Cl. A1	113,000	1,709,690

		19,613,469

Industrials—16.1%

Aerospace & Defense—1.6%
B/E Aerospace, Inc.[1]	200,688	7,768,632
Ceradyne, Inc.[1]	9,851	263,810
Cubic Corp.	12,410	540,952
Curtiss-Wright Corp.	47,620	1,682,415
Exelis, Inc.	134,440	1,216,682
LMI Aerospace, Inc.[1]	14,280	250,614
Moog, Inc., Cl. A1	12,920	567,576
Orbital Sciences Corp.[1]	90,870	1,320,341

		13,611,022

Air Freight & Logistics—0.6%
Hub Group, Inc., Cl. A1	146,140	4,739,320
Park-Ohio Holdings Corp.[1]	6,560	117,030

		4,856,350

Airlines—0.3%
Alaska Air Group, Inc.[1]	30,770	2,310,519
Spirit Airlines, Inc.[1]	1,860	29,016

		2,339,535

Commercial Services & Supplies—2.1%
Acco Brands Corp.[1]	3,620	34,933
Brink’s Co. (The)	14,370	386,266
Cintas Corp.	22,519	783,886
Consolidated Graphics, Inc.[1]	21,810	1,052,987
Corrections Corp. of America[1]	72,530	1,477,436
Deluxe Corp.	95,566	2,175,082
Intersections, Inc.	19,400	215,146
KAR Auction Services, Inc.[1]	87,540	1,181,790
Knoll, Inc.	115,020	1,708,047
Miller (Herman), Inc.	82,000	1,512,900
Multi-Color Corp.	8,120	208,928
Quad Graphics, Inc.	8,949	128,329
R.R. Donnelley & Sons Co.	31,530	454,978
Steelcase, Inc., Cl. A	140,910	1,051,189
Sykes Enterprises, Inc.[1]	87,490	1,370,093
Tetra Tech, Inc.[1]	79,750	1,721,803
United Stationers, Inc.	5,470	178,103
Waste Connections, Inc.	91,645	3,037,115

		18,679,011

Construction & Engineering—2.1%
Aecom Technology Corp.[1]	221,069	4,547,389
Chicago Bridge & Iron Co. NV	25,150	950,670
EMCOR Group, Inc.	12,622	338,396
KBR, Inc.	354,810	9,888,555
Primoris Services Corp.	66,440	991,949
URS Corp.[1]	51,770	1,818,162

		18,535,121

Electrical Equipment—1.7%
Belden, Inc.	36,400	1,211,392
Brady Corp., Cl. A	17,070	538,900
EnerSys, Inc.[1]	8,181	212,461
Generac Holdings, Inc.[1]	119,310	3,344,259
General Cable Corp.[1]	168,420	4,212,184
Regal-Beloit Corp.	101,970	5,197,411

		14,716,607

Industrial Conglomerates—0.0%
Standex International Corp.	10,490	358,443

Machinery—2.1%
Actuant Corp., Cl. A	68,950	1,564,476
AGCO Corp.[1]	36,900	1,585,593
Albany International Corp., Cl. A	35,660	824,459
Barnes Group, Inc.	27,500	663,025
Blount International, Inc.[1]	64,040	929,861
Briggs & Stratton Corp.	24,990	387,095
Douglas Dynamics, Inc.	21,400	312,868
Duoyuan Global Water, Inc., ADR[1]	19,520	18,934
Freightcar America, Inc.[1]	96,380	2,019,161
Gardner Denver, Inc.	1,236	95,246
John Bean Technologies Corp.	9,500	146,015
Kadant, Inc.[1]	31,010	701,136
Kennametal, Inc.	40,010	1,461,165
Lincoln Electric Holdings, Inc.	3,390	132,617
Miller Industries, Inc.	17,650	277,635
Navistar International Corp.[1]	20,108	761,691
12 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value
Machinery Continued
Sauer-Danfoss, Inc.[1]	29,300	$1,060,953
TriMas Corp.[1]	51,170	918,502
Wabtec Corp.	61,490	4,301,226
Xylem, Inc.	5,300	136,157

		18,297,815

Professional Services—3.0%
CBIZ, Inc.[1]	149,860	915,645
Dun & Bradstreet Corp.	1,356	101,469
GP Strategies Corp.[1]	34,700	467,756
ICF International, Inc.[1]	32,650	809,067
Insperity, Inc.	13,770	349,070
Kelly Services, Inc., Cl. A	34,090	466,351
Kforce, Inc.[1]	1,670	20,591
Korn-Ferry International[1]	368,460	6,285,928
Navigant Consulting, Inc.[1]	3,780	43,130
On Assignment, Inc.[1]	21,900	244,842
Robert Half International, Inc.	528,520	15,041,679
Towers Watson & Co., Cl. A	14,290	856,400
TrueBlue, Inc.[1]	38,390	532,853

		26,134,781

Road & Rail—2.2%
Genesee & Wyoming, Inc., Cl. A1	73,231	4,436,334
Knight Transportation, Inc.	75,320	1,178,005
Old Dominion Freight Line, Inc.[1]	311,400	12,621,042
RailAmerica, Inc.[1]	8,300	123,587
Werner Enterprises, Inc.	20,250	488,025

		18,846,993

Trading Companies & Distributors—0.4%
Applied Industrial Technologies, Inc.	69,950	2,460,142
Beacon Roofing Supply, Inc.[1]	24,930	504,334
Interline Brands, Inc.[1]	64,640	1,006,445

		3,970,921

Transportation Infrastructure—0.0%
Wesco Aircraft Holdings, Inc.[1]	7,890	110,381

Information Technology—15.6%

Communications Equipment—1.8%
Aruba Networks, Inc.[1]	386,760	7,162,795
Brocade Communications Systems, Inc.[1]	97,020	503,534
Finisar Corp.[1]	364,090	6,096,687
Ituran Location & Control Ltd.	21,751	297,336
Plantronics, Inc.	42,344	1,509,140
Riverbed Technology, Inc.[1]	7,574	177,989

		15,747,481

Computers & Peripherals—1.6%
Cray, Inc.[1]	29,830	193,000
Electronics for Imaging, Inc.[1]	85,710	1,221,368
Lexmark International, Inc., Cl. A	3,660	121,036
QLogic Corp.[1]	134,120	2,011,800
STEC, Inc.[1]	19,087	163,957
Synaptics, Inc.[1]	75,680	2,281,752
Western Digital Corp.[1]	260,700	8,068,665

		14,061,578

Electronic Equipment & Instruments—1.3%
Avnet, Inc.[1]	6,772	210,541
AVX Corp.	103,950	1,326,402
Brightpoint, Inc.[1]	86,070	926,113
Daktronics, Inc.	27,150	259,826
DDi Corp.	48,710	454,464
Electro Scientific Industries, Inc.[1]	19,830	287,138
Elster Group SE, ADR[1]	21,950	285,350
Flextronics International Ltd.[1]	61,540	348,316
Itron, Inc.[1]	2,423	86,671
Jabil Circuit, Inc.	80,360	1,579,878
Littlefuse, Inc.	14,440	620,631
Molex, Inc.	66,410	1,584,543
Newport Corp.[1]	56,170	764,474
Tech Data Corp.[1]	4,000	197,640
TTM Technologies, Inc.[1]	39,360	431,386
Vishay Intertechnology, Inc.[1]	142,830	1,284,042
X-Rite, Inc.[1]	28,350	131,544
Zygo Corp.[1]	3,680	64,952

		10,843,911

Internet Software & Services—0.9%
Ancestry.com, Inc.[1]	3,933	90,302
AOL, Inc.[1]	12,915	195,017
Demand Media, Inc.[1]	24,711	164,328
Digital River, Inc.[1]	8,983	134,925
j2 Global, Inc.	132,664	3,733,165
Monster Worldwide, Inc.[1]	9,880	78,348
OpenTable, Inc.[1]	2,970	116,216
QuinStreet, Inc.[1]	24,490	229,226
United Online, Inc.	105,770	575,389
ValueClick, Inc.[1]	124,250	2,024,033
WebMD Health Corp., Cl. A1	5,725	214,974

		7,555,923

IT Services—2.4%
Acxiom Corp.[1]	115,750	1,413,308
Alliance Data Systems Corp.[1]	921	95,637
13 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
IT Services Continued
Amdocs Ltd.[1]	41,520	$1,184,566
Booz Allen Hamilton Holding Corp.[1]	29,520	509,220
Broadridge Financial Solutions, Inc.	37,760	851,488
CACI International, Inc., Cl. A1	92,636	5,180,205
CGI Group, Inc., Cl. A1	80,230	1,512,336
Convergys Corp.[1]	61,224	781,830
CSG Systems International, Inc.[1]	63,526	934,467
Euronet Worldwide, Inc.[1]	41,234	762,004
FleetCor Technologies, Inc.[1]	6,584	196,664
Genpact Ltd.[1]	42,560	636,272
Global Payments, Inc.	4,205	199,233
Henry (Jack) & Associates, Inc.	6,260	210,399
ManTech International Corp.	49,820	1,556,377
Maximus, Inc.	5,640	233,214
NeuStar, Inc., Cl. A1	60,430	2,064,893
SAIC, Inc.[1]	136,080	1,672,423
ServiceSource International, Inc.[1]	8,170	128,187
Total System Services, Inc.	19,020	372,031
VeriFone Systems, Inc.[1]	3,340	118,637

		20,613,391

Semiconductors & Semiconductor Equipment—4.4%
ASM International NV	19,120	557,922
Atmel Corp.[1]	46,660	377,946
ATMI, Inc.[1]	36,730	735,702
Brooks Automation, Inc.	168,149	1,726,890
Cabot Microelectronics Corp.[1]	2,570	121,433
Cavuim, Inc.[1]	188,170	5,349,673
Cypress Semiconductor Corp.	86,571	1,462,184
Entegris, Inc.[1]	144,220	1,258,320
Entropic Communications, Inc.[1]	140,480	717,853
Fairchild Semiconductor International, Inc., Cl. A1	25,220	303,649
GT Advanced Technologies, Inc.[1]	211,290	1,529,740
IXYS Corp.[1]	32,160	348,293
KLA-Tencor Corp.	1,850	89,263
Kulicke & Soffa Industries, Inc.[1]	120,140	1,111,295
Lattice Semiconductor Corp.[1]	313,260	1,860,764
LSI Corp.[1]	252,150	1,500,293
Magnachip Semiconductor Corp., Depositary Shares[1]	6,750	50,490
Micrel, Inc.	51,819	523,890
Nanometrics, Inc.[1]	94,328	1,737,522
OmniVision Technologies, Inc.[1]	19,080	233,444
Photronics, Inc.[1]	98,220	597,178
Rudolph Technologies, Inc.[1]	34,840	322,618
Semtech Corp.[1]	370,219	9,188,836
Skyworks Solutions, Inc.[1]	429,910	6,973,140

		38,678,338

Software—3.2%
BMC Software, Inc.[1]	7,210	236,344
Cadence Design Systems, Inc.[1]	169,150	1,759,160
Ebix, Inc.	7,550	166,855
FactSet Research Systems, Inc.	40,652	3,548,107
Fair Isaac Corp.	3,610	129,382
Fortinet, Inc.[1]	191,100	4,167,891
Informatica Corp.[1]	2,101	77,590
JDA Software Group, Inc.[1]	44,700	1,447,833
Manhattan Associates, Inc.[1]	2,295	92,902
Monotype Imaging Holdings, Inc.[1]	28,920	450,863
NetScout Systems, Inc.[1]	14,190	249,744
Progress Software Corp.[1]	90	1,742
Solarwinds, Inc.[1]	135,740	3,793,933
Synopsys, Inc.[1]	54,990	1,495,728
TIBCO Software, Inc.[1]	358,306	8,567,096
Websense, Inc.[1]	87,920	1,646,742

		27,831,912

Materials—5.6%

Chemicals—2.1%
American Vanguard Corp.	25,730	343,238
Chemtura Corp.[1]	7,994	90,652
Cytec Industries, Inc.	148,906	6,648,653
Ferro Corp.[1]	218,270	1,067,340
Fuller (H.B.) Co.	70,890	1,638,268
Huntsman Corp.	15,653	156,530
Innospec, Inc.[1]	3,940	110,596
Koppers Holdings, Inc.	22,280	765,541
Kronos Worldwide, Inc.	42,830	772,653
LSB Industries, Inc.[1]	26,630	746,439
Methanex Corp.	12,160	277,491
Olin Corp.	82,690	1,624,859
PolyOne Corp.	99,370	1,147,724
Schulman (A.), Inc.	21,670	458,971
Tredegar Corp.	32,564	723,572
Valspar Corp. (The)	18,800	732,636
Westlake Chemical Corp.	19,450	782,668

		18,087,831
14 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value
Containers & Packaging—1.5%
Boise, Inc.	204,367	$1,455,093
Graphic Packaging Holding Co.[1]	244,550	1,041,783
Myers Industries, Inc.	22,500	277,650
Packaging Corp. of America	329,380	8,313,551
Sealed Air Corp.	93,140	1,602,939
Silgan Holdings, Inc.	8,506	328,672

		13,019,688

Metals & Mining—1.4%
Century Aluminum Co.[1]	412,040	3,506,460
Compass Minerals International, Inc.	66,310	4,565,444
Nevsun Resources Ltd.	13,970	77,254
Noranda Aluminum Holding Corp.	23,220	191,565
Pan American Silver Corp.	46,370	1,011,330
Steel Dynamics, Inc.	125,990	1,656,769
Worthington Industries, Inc.	105,490	1,727,926

		12,736,748

Paper & Forest Products—0.6%
Buckeye Technologies, Inc.	85,850	2,870,824
Glatfelter	116,700	1,647,804
KapStone Paper & Packing Corp.[1]	17,050	268,367
Mercer International, Inc.[1]	34,350	209,535

		4,996,530

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.6%
AboveNet, Inc.[1]	1,830	118,968
Brasil Telecom SA, ADR	35,060	623,717
Cincinnati Bell, Inc.[1]	78,602	238,164
Nortel Inversora SA, Sponsored ADR[1]	17,370	402,637
Telecom Argentina SA, Sponsored ADR	83,160	1,486,901
Telecom Corp. of New Zealand Ltd., Sponsored ADR	146,020	1,166,700
Vonage Holdings Corp.[1]	498,240	1,220,688

		5,257,775

Wireless Telecommunication Services—0.3%
Cellcom Israel Ltd.	41,590	702,871
Partner Communications Co. Ltd., Sponsored ADR	17,760	156,998
Telephone & Data Systems, Inc.	2,990	77,411
USA Mobility, Inc.	99,322	1,377,596

		2,314,876

Utilities—4.0%

Electric Utilities—0.8%
Cleco Corp.	2,090	79,629
Companhia Energetica de Minas Gerais, Sponsored ADR	96,060	1,708,907
Companhia Paranaense de Energia-Copel, Sponsored ADR	87,091	1,827,169
El Paso Electric Co.	7,880	272,963
Empire District Electric Co.	40	844
NV Energy, Inc.	62,310	1,018,769
Portland General Electric Co.	87,270	2,207,058
UniSource Energy Corp.	1,910	70,517

		7,185,856

Energy Traders—1.4%
AES Corp. (The)[1]	1,038,060	12,290,630

Gas Utilities—0.1%
Atmos Energy Corp.	26,400	880,440
Laclede Group, Inc. (The)	220	8,903

		889,343

Multi-Utilities—1.2%
Avista Corp.	33,140	853,355
CenterPoint Energy, Inc.	69,840	1,403,086
CMS Energy Corp.	105,780	2,335,603
NorthWestern Corp.	47,760	1,709,330
Teco Energy, Inc.	128,100	2,451,834
Vectren Corp.	38,680	1,169,296

		9,922,504

Water Utilities—0.5%
Aqua America, Inc.	189,060	4,168,773

Total Common Stocks (Cost $771,498,099)		858,777,452

Investment Companies—2.0%
BlackRock Kelso Capital Corp.	3,200	26,112
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3]	17,286,356	17,286,356
Prospect Capital Corp.	21,344	198,286

Total Investment Companies (Cost $17,504,820)		17,510,754
Total Investments, at Value (Cost $789,002,919)	100.7%	876,288,206
Liabilities in Excess of Other Assets	(0.7)	(5,814,120)

Net Assets	100.0%	$870,474,086

15 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011
Oppenheimer Institutional Money Market Fund, Cl. E	13,940,550	259,986,336	256,640,530	17,286,356

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$17,286,356	$27,488

3.	Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$143,035,911	$—	$—	$143,035,911
Consumer Staples	22,062,383	—	—	22,062,383
Energy	58,429,643	—	—	58,429,643
Financials	179,652,304	—	—	179,652,304
Health Care	88,937,118	—	25	88,937,143
Industrials	140,438,046	—	18,934	140,456,980
Information Technology	135,332,534	—	—	135,332,534
Materials	48,840,797	—	—	48,840,797
Telecommunication Services	7,572,651	—	—	7,572,651
Utilities	34,457,106	—	—	34,457,106
Investment Companies	17,510,754	—	—	17,510,754

Total Assets	$876,269,247	$—	$18,959	$876,288,206

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $771,716,563)	$859,001,850
Affiliated companies (cost $17,286,356)	17,286,356

876,288,206
Cash	128,190
Receivables and other assets:
Investments sold	8,857,653
Dividends	1,051,426
Other	20,217

Total assets	886,345,692

Liabilities
Payables and other liabilities:
Investments purchased	11,463,544
Shares of beneficial interest redeemed	3,860,364
Shareholder communications	255,470
Distribution and service plan fees	164,443
Transfer and shareholder servicing agent fees	73,970
Trustees’ compensation	17,259
Other	36,556

Total liabilities	15,871,606

Net Assets	$870,474,086

Composition of Net Assets
Par value of shares of beneficial interest	$51,115
Additional paid-in capital	864,347,106
Accumulated net investment income	3,886,759
Accumulated net realized loss on investments and foreign currency transactions	(85,096,181)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	87,285,287

Net Assets	$870,474,086

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $79,721,990 and 4,642,305 shares of beneficial interest outstanding)	$17.17
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $790,752,096 and 46,472,920 shares of beneficial interest outstanding)	$17.02

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $65,983)	$12,575,002
Affiliated companies	27,488
Interest	569

Total investment income	12,603,059

Expenses
Management fees	6,299,582
Distribution and service plan fees — Service shares	2,058,442
Transfer and shareholder servicing agent fees:
Non-Service shares	86,822
Service shares	823,389
Shareholder communications:
Non-Service shares	22,908
Service shares	216,334
Trustees’ compensation	36,886
Custodian fees and expenses	5,171
Administration service fees	1,500
Other	104,687

Total expenses	9,655,721
Less waivers and reimbursements of expenses	(343,594)

Net expenses	9,312,127

Net Investment Income	3,290,932

Realized and Unrealized Gain (Loss)
Net realized gain on investments from:
Unaffiliated companies	130,487,197
Foreign currency transactions	34,071

Net realized gain	130,521,268
Net change in unrealized appreciation/depreciation on:
Investments	(149,915,063)
Translation of assets and liabilities denominated in foreign currencies	(23,810)

Net change in unrealized appreciation/depreciation	(149,938,873)

Net Decrease in Net Assets Resulting from Operations	$(16,126,673)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
18 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010
Operations
Net investment income	$3,290,932	$3,898,427
Net realized gain	130,521,268	52,686,058
Net change in unrealized appreciation/depreciation	(149,938,873)	128,474,710

Net increase (decrease) in net assets resulting from operations	(16,126,673)	185,059,195

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(569,104)	(548,102)
Service shares	(3,235,789)	(2,854,368)

	(3,804,893)	(3,402,470)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(13,898,613)	(4,150,760)
Service shares	(50,982,214)	33,619,248

	(64,880,827)	29,468,488

Net Assets
Total increase (decrease)	(84,812,393)	211,125,213
Beginning of period	955,286,479	744,161,266

End of period (including accumulated net investment income of $3,886,759 and $4,175,047, respectively)	$870,474,086	$955,286,479

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$17.66	$14.40	$10.65	$18.20	$19.15

Income (loss) from investment operations:
Net investment income[2]	.10	.10	.08	.12	.09
Net realized and unrealized gain (loss)	(.48)	3.25	3.78	(6.73)	(.30)

Total from investment operations	(.38)	3.35	3.86	(6.61)	(.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.09)	(.11)	(.08)	(.06)
Distributions from net realized gain	—	—	—	(.86)	(.68)

Total dividends and/or distributions to shareholders	(.11)	(.09)	(.11)	(.94)	(.74)

Net asset value, end of period	$17.17	$17.66	$14.40	$10.65	$18.20

Total Return, at Net Asset Value[3]	(2.21)%	23.41%	37.20%	(37.83)%	(1.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,722	$95,576	$81,814	$58,478	$93,939

Average net assets (in thousands)	$86,796	$88,063	$69,585	$80,406	$94,815

Ratios to average net assets:[4]
Net investment income	0.58%	0.68%	0.71%	0.80%	0.48%
Total expenses[5]	0.83%	0.85%	0.91%	0.75%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.82%	0.75%	0.73%

Portfolio turnover rate	108%	73%	140%	130%	115%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total Expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.75%
Year Ended December 31, 2007	0.73%
See accompanying Notes to Financial Statements.
20 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$17.50	$14.28	$10.54	$18.03	$18.98

Income (loss) from investment operations:
Net investment income[2]	.06	.07	.05	.08	.05
Net realized and unrealized gain (loss)	(.47)	3.21	3.76	(6.67)	(.29)

Total from investment operations	(.41)	3.28	3.81	(6.59)	(.24)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.06)	(.07)	(.04)	(.03)
Distributions from net realized gain	—	—	—	(.86)	(.68)

Total dividends and/or distributions to shareholders	(.07)	(.06)	(.07)	(.90)	(.71)

Net asset value, end of period	$17.02	$17.50	$14.28	$10.54	$18.03

Total Return, at Net Asset Value[3]	(2.38)%	23.06%	36.88%	(38.00)%	(1.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$790,752	$859,710	$662,347	$551,644	$821,642

Average net assets (in thousands)	$823,201	$730,069	$612,651	$769,150	$766,102

Ratios to average net assets:[4]
Net investment income	0.34%	0.45%	0.47%	0.52%	0.23%
Total expenses[5]	1.08%	1.10%	1.15%	0.99%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.07%	0.99%	0.97%

Portfolio turnover rate	108%	73%	140%	130%	115%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.15%
Year Ended December 31, 2008	0.99%
Year Ended December 31, 2007	0.97%
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Main Street Small- & Mid-Cap Fund/VA (the “Fund”), formerly Oppenheimer Main Street Small Cap Fund/VA, is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
22 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
23 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes
$2,648,726	$—	$80,902,957	$84,353,340

1.	As of December 30, 2011, the Fund had $80,902,957 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$80,902,957

2.	During the fiscal year ended December 30, 2011, the Fund utilized $126,312,039 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended December 31, 2010, the Fund utilized $46,424,238 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Increase to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments
$5	$225,673	$225,668
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010
Distributions paid from:
Ordinary income	$3,804,893	$3,402,470
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following
24 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$791,934,866

Gross unrealized appreciation	$123,193,164
Gross unrealized depreciation	(38,839,824)

Net unrealized appreciation	$84,353,340

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
25 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,642,399	$27,944,106	2,793,780	$42,429,352
Dividends and/or distributions reinvested	30,896	569,104	36,202	548,102
Redeemed	(2,443,618)	(42,411,823)	(3,098,803)	(47,128,214)

Net decrease	(770,323)	$(13,898,613)	(268,821)	$(4,150,760)

Service Shares
Sold	6,217,855	$105,066,282	11,844,155	$173,858,907
Dividends and/or distributions reinvested	176,916	3,235,789	189,911	2,854,368
Redeemed	(9,038,872)	(159,284,285)	(9,301,032)	(143,094,027)

Net increase (decrease)	(2,644,101)	$(50,982,214)	2,733,034	$33,619,248

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales
Investment securities	$974,052,024	$1,035,161,207
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $916,777 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
26 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $30,571 and $297,339 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $15,684 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
27 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$564
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions,
28 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $464 and $649, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of December 30, 2011, the Fund had no outstanding forward contracts.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the
29 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
30 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small- & Mid-Cap Fund/VA, formerly Oppenheimer Main Street Small Cap Fund/VA, (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Main Street Small- & Mid-Cap Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small- & Mid-Cap Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
31 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
32 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, and Raman Vardharaj, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other small-cap core funds underlying
33 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
variable insurance products. The Board considered that the Fund outperformed its performance universe median during the ten-year Lipper period, although it underperformed its performance universe median during the one-, three-and five-year Lipper periods. The Board also considered the change, effective May 19, 2009, of a new portfolio management team and the change, effective November 1, 2010, to the investment strategy and name of the Fund. The Board also noted the Fund’s recent performance, which ranked in the third quintile of the Fund’s performance universe during the year to date ended April 30, 2011.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small-cap core funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median. The Board also considered that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. This voluntary expense limitation may not be amended or withdrawn until one year after the date of prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
34 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
35 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Fund, Length of Service, Age	the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1998) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1998) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds
36 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Fund, Length of Service, Age	the Fund Complex Currently Overseen

Beverly L. Hamilton, Continued	complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005- March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004- August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
37 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Fund, Length of Service, Age	the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Vardharaj, Anello, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2009) Age: 44	Vice President of the Manager (since May 2009); a Chartered Financial Analyst. Prior to joining the Manager, a portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); a managing director at The Guardian Life Insurance Company of America (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; a team leader and co-portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2009) Age: 40	Vice President of the Manager (since May 2009); a Chartered Financial Analyst. Prior to joining the Manager, a sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009); a quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President (since 2011) Age: 47	Vice President of the Manager and sector manager for energy and utilities for the Manager’s Main Street Investment Team (since May 2009); a Chartered Financial Analyst. Prior to joining the Manager, a portfolio manager of the RS All Cap Dividend product (July 2007-April 2009) and a sector manager for energy and utilities for various other RS Investments products; joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and
38 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Fund, Length of Service, Age	the Fund Complex Currently Overseen

Brian W. Wixted, Continued	OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
39 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND®/VA
A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011

OPPENHEIMER MONEY FUND/VA

Current Yield
For the 7-Day Period Ended 12/30/11[1]
With Compounding	0.01%
Without Compounding	0.01
For the 12-Month Period Ended 12/30/11[1]
With Compounding	0.01%
Without Compounding	0.01
Portfolio Managers: Carol Wolf and Christopher Proctor, CFA
The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the Fund’s prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of investments.
Investment Strategy Discussion
The Fund continued to achieve its goals of providing capital preservation and liquidity to its shareholders. However, due to persistently low short-term interest rates set by the Federal Reserve (the “Fed”), the Fund’s yield remained near historically low levels.
Economic and Market Environment
The reporting period proved eventful from a macroeconomic perspective. Investor sentiment began to deteriorate in the spring of 2011 when Greece teetered on the brink of defaulting on its sovereign debt and fiscal pressures mounted on other members of the European Union. As their borrowing costs soared, a number of European nations implemented stringent austerity programs that weighed on the region’s economic growth rate. Meanwhile, inflationary pressures mounted in China and India, and investors worried that remedial measures, including higher local interest rates and tighter lending standards, might derail these major engines of global growth. In the United States, investors reacted cautiously to persistently high levels of unemployment, troubled housing markets and a contentious political debate regarding government spending, borrowing and taxes. These issues came to a head in early August, when Congress

1.	December 30, 2011 was the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
2 | OPPENHEIMER MONEY FUND/VA

passed last-minute legislation to raise the nation’s debt ceiling and, in an unprecedented move, the major credit rating agency Standard & Poor’s downgraded its assessment of long-term U.S. government debt. Short-term U.S. government debt, including instruments eligible for money market funds, retained their top-tier credit ratings.
     As a result of these developments, stock and bond markets encountered heightened volatility as investors engaged in a “flight to quality” away from riskier assets and toward traditional safe havens, such as U.S. Treasury securities. Volatility was particularly severe in August and September, as investors feared a return to recession in the United States and European policymakers disagreed on remedial measures for the region’s debt crisis. Fortunately, apparent progress toward a solution in Europe, better economic data in the United States and the increased likelihood of a “soft landing” for China helped to reverse this trend, and most financial markets rallied from October through December.
     In this environment, and as it has since December 2008, the Fed left short-term interest rates unchanged in a historically low range between 0% and 0.25%. Consequently, money market yields remained anchored near historically low levels. Although demand for money market instruments has remained robust from investors seeking safety and liquidity in light of turbulence in longer-term financial markets, the supply of newly issued instruments declined substantially during the reporting period. The reduction in supply is primarily attributable to the financial pressures on European banks, many of which curtailed their issuance programs as they focused on shoring up capital and weathering the debt crisis.
Portfolio Strategy
We maintained a conservative investment posture throughout 2011, carefully monitoring the health of the financial institutions that issue or back money market instruments. In light of the growing financial stress of European banks, we increased the Fund’s holdings of instruments from banks in the United States, Canada, Japan and Australia. We generally emphasized high-quality commercial paper and time deposits from high-quality issuers, and we continued to avoid non-traditional collateral in repurchase agreements. When opportunities for higher yields presented themselves, we increased the Fund’s holdings of floating-rate instruments tied to the London Interbank Offered Rate (LIBOR).
     In addition, for much of the year, we maintained the Fund’s weighted average maturity in a range that was modestly longer than industry averages in order to capture incrementally higher yields. However, the Fund ended the reporting period with a weighted average maturity in the neutral range, primarily due to the addition of floating-rate instruments.
     As of year-end, we have been encouraged by recent reports of U.S. economic improvement, including a drop in the unemployment rate from 9.0% to 8.5% between October and December. Nonetheless, a number of headwinds remain, including the still-unresolved European debt crisis, and U.S. economic growth seems likely to remain sluggish for some time. Consequently, we intend to retain the Fund’s focus on liquidity and capital preservation. We also expect to remain watchful for opportunities to boost yields through our credit selection strategy, including tactical investments in floating-rate instruments, as well as through changes to the Fund’s weighted average maturity.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
3 | OPPENHEIMER MONEY FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2011	December 30, 2011	December 30, 2011

	$1,000.00	$1,000.10	$1.35
Hypothetical (5% return before expenses)
	1,000.00	1,023.71	1.37
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended December 30, 2011 is as follows:

Expense Ratio

0.27%
The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
4 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Maturity	Final Legal	Principal
	Date**	Maturity Date***	Amount	Value

Certificates of Deposit — 25.0%
Yankee Certificates of Deposit — 25.0%
Bank of Nova Scotia, Houston TX:
0.30%	2/7/12	2/7/12	$1,600,000	$1,600,000
0.52%	5/24/12	5/24/12	3,000,000	3,000,000
0.52%	5/25/12	5/25/12	3,600,000	3,600,000
National Australia Bank, New York:
0.29%	2/21/12	2/21/12	3,300,000	3,300,000
0.29%	2/21/12	2/21/12	1,800,000	1,800,000
0.31%	1/9/12	1/9/12	3,100,000	3,100,000
Nordea Bank Finland plc, New York, 0.35%	1/13/12	1/13/12	2,800,000	2,800,000
Rabobank Nederland NV, New York:
0.37%	2/9/12	2/9/12	5,000,000	5,000,000
0.46%[1]	2/16/12	5/16/12	2,500,000	2,500,000
Royal Bank of Canada, New York:
0.44%[1]	1/1/12	9/10/12	4,000,000	4,000,000
0.61%[1]	3/14/12	12/11/12	3,000,000	3,000,000
0.77%	11/28/12	11/28/12	1,300,000	1,300,000
Swedbank AB, New York, 0.06%	1/3/12	1/3/12	5,000,000	5,000,000
Toronto Dominion Bank, New York, 0.36%[1]	1/12/12	1/12/12	1,000,000	1,000,000

Total Certificates of Deposit (Cost $41,000,000)				41,000,000

Direct Bank Obligations — 15.0%
DnB NOR Bank ASA:
0.04%[2]	1/4/12	1/4/12	2,600,000	2,599,991
0.05%[2]	1/5/12	1/5/12	4,300,000	4,299,976
ING (US) Funding LLC, 0.26%	1/11/12	1/11/12	6,800,000	6,799,508
Nordea North America, Inc.:
0.33%	2/7/12	2/7/12	1,000,000	999,661
0.40%	1/24/12	1/24/12	1,700,000	1,699,566
Westpac Banking Corp.:
0.25%[2]	2/16/12	2/16/12	1,800,000	1,799,425
0.26%[2]	2/9/12	2/9/12	4,000,000	3,998,895
0.30%[2]	1/9/12	1/9/12	2,500,000	2,499,833

Total Direct Bank Obligations (Cost $24,696,855)				24,696,855

Short-Term Notes — 54.6%
Banks — 4.9%
HSBC USA, Inc.:
0.23%	2/16/12	2/16/12	5,000,000	4,998,531
0.23%	2/22/12	2/22/12	2,000,000	1,999,336
0.25%	2/10/12	2/10/12	1,100,000	1,099,694

				8,097,561

Diversified Financial Services — 3.7%
General Electric Capital Corp., 0.34%	6/19/12	6/19/12	2,400,000	2,396,147
General Electric Capital Services:
0.29%	4/5/12	4/5/12	2,400,000	2,398,163
0.29%	4/10/12	4/10/12	1,200,000	1,199,033

				5,993,343

Electric Utilities — 1.5%
Electricite De France, 0.43%[2]	1/27/12	1/27/12	2,400,000	2,399,255
5 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Continued

	Maturity	Final Legal	Principal
	Date**	Maturity Date***	Amount	Value

Leasing & Factoring — 8.9%
American Honda Finance Corp.:
0.68%[1]	3/29/12	6/29/12	$1,500,000	$1,500,000
0.74%[1,3]	3/27/12	3/27/12	2,000,000	2,000,255
0.82%[1,3]	3/26/12	9/26/12	1,500,000	1,500,000
5.10%[3]	3/27/12	3/27/12	1,300,000	1,313,806
Toyota Motor Credit Corp.:
0.35%	2/2/12	2/2/12	3,000,000	2,999,067
0.60%[1]	1/18/12	10/18/12	3,000,000	3,000,000
0.75%[1]	3/17/12	12/17/12	2,300,000	2,300,000

				14,613,128

Municipal — 11.3%
Austin Cnty., TX Industrial Development Corp. Revenue Bonds, Justin Industries, Inc., Series 1984, 0.10%[1]	1/7/12	1/7/12	5,000,000	5,000,000
Carroll Cnty., KY Solid Waste Disposal Revenue Bonds, North American Stainless Project, Series 2006, 0.09%[1]	1/7/12	1/7/12	4,300,000	4,300,000
Chicago, IL Industrial Development Revenue Bonds, Freedman Seating Co. Project, Series 1998, 0.24%[1]	1/7/12	1/7/12	1,215,000	1,215,000
Cobb Cnty., GA Development Authority Revenue Bonds, Presbyterian Village-Austell, Inc., 0.32%[1]	1/7/12	1/7/12	2,570,000	2,570,000
Health Care Revenue Bonds, SFO Associates Project, Series 1994, 0.27%[1]	1/7/12	1/7/12	1,500,000	1,500,000
IL Finance Authority, Freedman Seating Co. Project, Series 2005, 0.24%[1]	1/7/12	1/7/12	1,085,000	1,085,000
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.27%[1]	1/7/12	1/7/12	2,900,000	2,900,000

				18,570,000

Personal Products — 4.2%
Reckitt Benckiser Treasury Services plc:
0.42%[2]	1/30/12	1/30/12	2,000,000	1,999,323
0.50%[2]	3/9/12	3/9/12	2,800,000	2,797,356
0.70%[2]	7/6/12	7/6/12	2,000,000	1,992,728

				6,789,407

Receivables Finance — 9.1%
Alpine Securitization Corp., 0.23%	1/20/12	1/20/12	6,600,000	6,599,199
Market Street Funding LLC, 0.05%[2]	1/3/12	1/3/12	5,163,000	5,162,986
Mont Blanc Capital Corp., 0.32%[2]	1/11/12	1/11/12	1,500,000	1,499,867
Sheffield Receivables Corp., 0.25%[2]	1/13/12	1/13/12	1,700,000	1,699,858

				14,961,910

Special Purpose Financial — 11.0%
Concord Minutemen Cap. Corp. LLC:
0.35%	1/10/12	1/10/12	5,000,000	4,999,563
0.37%	1/12/12	1/12/12	1,000,000	999,887
0.52%	2/8/12	2/8/12	2,300,000	2,298,738
Crown Point Capital Co., 0.20%	1/3/12	1/3/12	4,000,000	3,999,956
FCAR Owner Trust I, 0.28%	1/9/12	1/9/12	3,000,000	2,999,813
Lexington Parker Capital Co. LLC, 0.47%[2]	2/2/12	2/2/12	2,800,000	2,798,830

				18,096,787

Total Short-Term Notes (Cost $89,521,391)				89,521,391
6 | OPPENHEIMER MONEY FUND/VA

	Maturity	Final Legal	Principal
	Date**	Maturity Date***	Amount	Value

U.S. Government Obligations — 3.7%
U.S. Treasury Nts.:
0.75%	5/31/12	5/31/12	$2,000,000	$2,003,805
1.00%	4/30/12	4/30/12	1,000,000	1,002,267
1.38%	2/15/12	2/15/12	2,000,000	2,002,559
4.50%	3/31/12	3/31/12	1,000,000	1,010,245

Total U.S. Government Obligations (Cost $6,018,876)				6,018,876
Total Investments, at Value (Cost $161,237,122)			98.3%	161,237,122
Other Assets Net of Liabilities			1.7	2,736,272

Net Assets			100.0%	$163,973,394

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.
**	The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

***	If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $35,548,323 or 21.68% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,814,061 or 2.94% of the Fund’s net assets as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$41,000,000	$—	$41,000,000
Direct Bank Obligations	—	24,696,855	—	24,696,855
Short-Term Notes	—	89,521,391	—	89,521,391
U.S. Government Obligations	—	6,018,876	—	6,018,876

Total Assets	$—	$161,237,122	$—	$161,237,122

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
7 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value (cost $161,237,122) — see accompanying statement of investments	$161,237,122
Cash	2,936,335
Receivables and other assets:
Interest	70,460
Shares of beneficial interest sold	54,913
Other	13,757

Total assets	164,312,587

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	273,299
Shareholder communications	18,659
Legal, auditing and other professional fees	18,237
Transfer and shareholder servicing agent fees	14,215
Trustees’ compensation	8,479
Dividends	619
Other	5,685

Total liabilities	339,193

Net Assets	$163,973,394

Composition of Net Assets
Par value of shares of beneficial interest	$163,971
Additional paid-in capital	163,807,120
Accumulated net investment income	2,303

Net Assets — applicable to 163,971,175 shares of beneficial interest outstanding	$163,973,394

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
8 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Interest	$462,320

Expenses
Management fees	702,396
Transfer and shareholder servicing agent fees	156,086
Shareholder communications	34,071
Trustees’ compensation	16,805
Custodian fees and expenses	1,869
Administration service fees	1,500
Other	41,072

Total expenses	953,799
Less waivers and reimbursements of expenses	(507,756)

Net expenses	446,043

Net Investment Income	16,277

Net Realized Gain on Investments	2,219

Net Increase in Net Assets Resulting from Operations	$18,496

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
9 | OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$16,277	$11,351
Net realized gain	2,219	68

Net increase in net assets resulting from operations	18,496	11,419

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(16,277)	(46,794)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions	14,274,020	(31,222,151)

Net Assets
Total increase (decrease)	14,276,239	(31,257,526)
Beginning of period	149,697,155	180,954,681

End of period (including accumulated net investment income of $2,303 and $0, respectively)	$163,973,394	$149,697,155

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
10 | OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended				Year Ended
	December 30,				December 31,
	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations-net investment income and net realized gain[2]	— [3]	— [3]	— [3]	.03	.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	— [3]	— [3]	(.03)	(.05)
Distributions from net realized gain	—	—	—	—	— [3]

Total dividends and/or distributions to shareholders	— [3]	— [3]	— [3]	(.03)	(.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.01%	0.03%	0.32%	2.78%	4.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163,973	$149,697	$180,955	$243,356	$189,749

Average net assets (in thousands)	$156,127	$164,258	$218,079	$212,564	$181,271

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.35%	2.72%	4.86%
Total expenses	0.61%	0.61%	0.57%	0.50%	0.50%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	0.29%	0.35%	0.48%	0.50%	0.50%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
11 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Money Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net	Undistributed	Accumulated Loss
Investment Income	Long-Term Gains	Carryforward

$14,033	$—	$—
12 | OPPENHEIMER MONEY FUND/VA

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction to
	to Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Gain
Paid-in Capital	Loss	on Investments

$84	$2,303	$2,219
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$16,277	$46,794
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.
13 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Sold	112,694,489	$112,694,489	64,871,083	$64,871,083
Dividends and/or distributions reinvested	16,277	16,277	46,794	46,794
Redeemed	(98,436,746)	(98,436,746)	(96,140,028)	(96,140,028)

Net increase (decrease)	14,274,020	$14,274,020	(31,222,151)	$(31,222,151)

3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $154,749 to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $507,756.
     The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
4. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name
14 | OPPENHEIMER MONEY FUND/VA

as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an
15 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
4. Pending Litigation Continued affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
16 | OPPENHEIMER MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Money Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
17 | OPPENHEIMER MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
18 | OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Carol Wolf and Christopher Proctor, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The
19 | OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other money market instrument funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one-, three-, five-, and ten-year Lipper periods.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other money market instrument funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees were lower than its expense group median, although its total expenses were higher than its expense group median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%. The Board also considered that the Manager voluntarily agreed to waive and/or reimburse fees to the extent necessary to help maintain a positive yield. The voluntary expense limitation and voluntary fee waiver and/or reimbursement may not be amended or withdrawn until one year after the date of prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
20 | OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
21 | OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment
22 | OPPENHEIMER MONEY FUND/VA

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Continued	company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005- March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
23 | OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited/Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Vandehey, Wixted, and Ms. Wolf, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Carol E. Wolf, Vice President (since 1998) Age: 60	Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management Corporation (since June 2003); Vice President of the Manager (June 1990-June 2000). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Christopher Proctor, Vice President (since 2010) Age: 43	Vice President of the Manager (since August 2008) and a Senior Analyst in the Money Market Fund Group responsible for leading the money market research team. A CFA and CTP with 20 years of credit research, trading and portfolio management experience in the money fund industry. Prior to joining the Manager, a Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002), where he managed over $15 billion in institutional and retail money market products. A Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007) and a Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
24 | OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/VA
A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
© 2012 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/ VA
Portfolio Managers: Arthur P. Steinmetz, Krishna Memani, Joseph Welsh, and Sara J. Zervos, Ph.D.
Average Annual Total Returns
For the Periods Ended 12/30/111

	1-Year	5-Year	10-Year

Non-Service Shares	0.85%	5.33%	7.03%
Service Shares	0.65%	5.08%	6.71%
Expense Ratios
For the Period Ended 12/30/111

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.78%	0.72%
Service Shares	1.03	0.97
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
Portfolio Allocation

*	Represents a value of less than 0.05%.
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of investments.

Corporate Bonds & Notes–Top Ten Industries
Oil, Gas & Consumable Fuels	4.3%
Commercial Banks	2.4
Electric Utilities	1.8
Media	1.4
Hotels, Restaurants & Leisure	1.2
Diversified Telecommunication Services	1.0
Wireless Telecommunication Services	1.0
Capital Markets	0.9
Metals & Mining	0.9
Energy Traders	0.9
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.
2 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. For the 12-month period ended December 30, 2011, Oppenheimer Global Strategic Income Fund/VA’s Non-Service shares produced a total return of 0.85%1. In comparison, the Barclays Capital U.S. Aggregate Bond Index and the Citigroup World Government Bond Index returned 7.84% and 6.35%, respectively. The Fund produced disappointing results in 2011 as U.S. and global bond markets struggled with heightened volatility stemming from macroeconomic developments that punished certain market sectors, often regardless of underlying credit fundamentals. Our fundamentals-based investment process proved relatively ineffective in this emotion-driven investment climate.
Economic and Market Overview
The opening months of 2011 generally were characterized by resilience among investors who looked forward to improved credit conditions in a recovering global economy. Even a wave of political unrest in the Middle East and natural disasters in Japan had only a temporary dampening effect on most financial markets in the first quarter of the year.
     Investor sentiment took a more sustained turn for the worse in late April, when U.S. economic data proved disappointing and a contentious political debate about government borrowing and spending intensified. These concerns reached a tipping point in early August, when the credit-rating agency Standard & Poor’s downgraded its assessment of long-term debt securities issued by the U.S. government. Meanwhile, international uncertainty worsened as it became clearer that Greece was probably headed for default and the sovereign debt crisis spread to other members of the European Union. Meanwhile, inflationary pressures mounted in China and other fast-growing emerging markets, where investors grew concerned that remedial measures might derail major engines of global growth. Market turbulence was particularly severe during August and September, as investors grew more worried about possible returns to recession in the United States and Europe.
     The ensuing flight to quality boosted traditional safe havens but hurt market sectors that historically have been considered riskier. In the United States, it is ironic that long-term U.S. Treasury securities gained value after their credit-rating downgrade, but high yield corporate bonds issued by companies with healthy balance sheets declined. Similarly, in international markets, fast-growing emerging markets mostly suffered during the downturn. Consequently, the U.S. dollar strengthened against most other currencies despite low short-term interest rates and a weak economy in the United States.
     Market sentiment improved during the fourth quarter when it became clearer that the United States had avoided a return to recession and European policymakers took steps to address the region’s crisis. However, modest improvements among U.S. high yield securities and some international bond markets was not enough to offset earlier weakness.
Fund Review
The Fund’s performance in 2011 was undermined by our asset allocation strategy. Overweight exposure to high yield corporate bonds proved especially damaging, particularly among paper and forest products companies. A bias toward lower-rated bonds along the high yield spectrum also hurt performance. In the international portfolio, overweight exposure to bonds and currencies in the emerging markets hampered returns. Conversely, an underweight position in U.S. government securities hurt results during the flight to quality. Although they comprise a relatively small portion of the Fund, holdings in other developed markets also detracted from returns, mainly due to weakness among European covered bonds and Spanish sovereign bonds.
     Our security selection strategies generally produced better relative results. Our focus on emerging bond markets offering higher inflation-adjusted returns—such as Brazil, South Africa, Mexico and Turkey—proved to be a bright spot during 2011. Underweight exposure to Eastern European bond markets also contributed positively to relative performance. Over the second half of the year, we reduced the Fund’s exposure to emerging markets’ currencies and the euro, helping to cushion the brunt of heightened volatility in currency markets. Among U.S. government securities, we favored mortgage-backed securities from U.S. government agencies, which provided higher yields than U.S. Treasury securities but did not gain as much value during the flight to quality. Modest allocations to non-agency residential mortgages and commercial mortgage-backed securities generally balanced any allocation-related weakness, enabling that portion
1. December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
3 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
of the Fund to achieve results that were roughly in line with market averages. Finally, a relatively short duration during the summer proved counterproductive, but its impact was limited as we soon moved back to a market-neutral position for the remainder of the year.
     Looking forward, we believe that investors will refocus on longer term credit fundamentals, rewarding issuers with healthier credit profiles and brighter economic prospects. Therefore, we currently are optimistic regarding high yield bonds, as many corporations have deleveraged their balance sheets and default rates remain low. Emerging markets bonds have fallen to low valuations compared to historical norms even though their economies have less debt, smaller budget deficits, higher inflation-adjusted bond yields and more robust economic growth rates than their more developed counterparts. However, we are less confident in the near-term outlook for emerging markets currencies and the euro relative to the U.S. dollar, leading us to maintain a relatively low level of exposure to currency markets.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and to the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign governments. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
4 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results.
The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
1. December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
5 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2011	December 30, 2011	December 30, 2011

Actual
Non-Service shares	$1,000.00	$962.40	$3.55
Service shares	1,000.00	961.50	4.78

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.46	3.66
Service shares	1,000.00	1,020.21	4.92
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Non-Service Shares	0.72%
Service Shares	0.97
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Wholly-Owned Subsidiary—0.1%
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[1,2] (Cost $1,500,000)	15,000	$1,482,519

	Principal
	Amount	Value

Asset-Backed Securities—1.0%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.254%, 5/25/34[3]	$924,857	779,615
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.394%, 9/25/36[3]	349,382	102,707
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12	75,367	75,678
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.377%, 5/1/36[3]	946,187	726,914
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.414%, 6/25/47[3]	4,747,180	4,197,656
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.508%, 12/15/35[3]	170,607	93,939
Series 2006-H, Cl. 2A1A, 0.428%, 11/15/36[3]	66,437	18,683
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	520,000	527,045
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[4]	720,000	721,378
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25[5,6]	1,820,063	—
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.828%, 10/20/14[3,4]	270,000	272,383
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[4]	580,000	579,958
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	1,046,000	562,302
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.152%, 8/15/22[3,6]	7,870,000	5,115,500
Series 2007-1A, Cl. C, 3.452%, 8/15/22[3,6]	5,270,000	3,320,100
Series 2007-1A, Cl. D, 5.452%, 8/15/22[3,6]	5,270,000	3,425,500
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.394%, 8/25/36[3]	1,188,754	362,295
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[5,6]	66,744	6,007
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/1/36	189,500	164,109
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[6]	227,466	225,476
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.946%, 6/15/39[3]	2,487,000	1,257,532
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 3.383%, 5/1/37[3,4,7]	170,566	89,780

Total Asset-Backed Securities (Cost $32,000,626)		22,624,557

Mortgage-Backed Obligations—19.9%
Government Agency—7.5%
FHLMC/FNMA/FHLB/Sponsored—7.1%
Federal Home Loan Mortgage Corp.:
4.50%, 1/1/42[8]	4,305,000	4,562,627
5%, 9/15/33	1,552,261	1,671,403
5.50%, 9/1/39	1,427,254	1,551,743
6%, 5/15/18-10/1/37	764,536	838,676
6.50%, 3/15/18-8/15/32	1,738,287	1,957,263
7%, 10/1/31-10/1/37	442,310	507,122
7.50%, 1/1/32	707,518	846,381
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	798,690	911,282
Series 151, Cl. F, 9%, 5/15/21	23,166	26,513
Series 1674, Cl. Z, 6.75%, 2/15/24	641,374	726,477
Series 1897, Cl. K, 7%, 9/15/26	1,453,093	1,676,511
Series 2006-11, Cl. PS, 23.49%, 3/25/36[3]	465,443	649,970
Series 2043, Cl. ZP, 6.50%, 4/15/28	590,196	676,847
Series 2106, Cl. FG, 0.728%, 12/15/28[3]	1,008,882	1,012,239
Series 2122, Cl. F, 0.728%, 2/15/29[3]	30,094	30,144
Series 2148, Cl. ZA, 6%, 4/15/29	830,754	921,580
Series 2195, Cl. LH, 6.50%, 10/15/29	449,972	526,132
Series 2326, Cl. ZP, 6.50%, 6/15/31	61,505	71,262
Series 2344, Cl. FP, 1.228%, 8/15/31[3]	306,003	310,421
7 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2368, Cl. PR, 6.50%, 10/15/31	$249,716	$282,711
Series 2412, Cl. GF, 1.228%, 2/15/32[3]	571,056	580,736
Series 2449, Cl. FL, 0.828%, 1/15/32[3]	392,333	395,215
Series 2451, Cl. FD, 1.278%, 3/15/32[3]	199,396	202,999
Series 2453, Cl. BD, 6%, 5/15/17	85,469	91,145
Series 2461, Cl. PZ, 6.50%, 6/15/32	933,500	1,059,538
Series 2464, Cl. FI, 1.278%, 2/15/32[3]	187,960	190,735
Series 2470, Cl. AF, 1.278%, 3/15/32[3]	342,114	351,102
Series 2470, Cl. LF, 1.278%, 2/15/32[3]	192,350	195,896
Series 2471, Cl. FD, 1.278%, 3/15/32[3]	288,242	293,191
Series 2477, Cl. FZ, 0.828%, 6/15/31[3]	765,919	770,618
Series 2500, Cl. FD, 0.778%, 3/15/32[3]	25,512	25,637
Series 2517, Cl. GF, 1.278%, 2/15/32[3]	167,239	170,221
Series 2526, Cl. FE, 0.678%, 6/15/29[3]	47,899	48,067
Series 2551, Cl. FD, 0.678%, 1/15/33[3]	22,098	22,165
Series 2676, Cl. KY, 5%, 9/15/23	3,608,534	3,944,893
Series 3019, Cl. MD, 4.75%, 1/1/31	315,800	317,421
Series 3025, Cl. SJ, 23.73%, 8/15/35[3]	513,369	734,124
Series 3094, Cl. HS, 23.363%, 6/15/34[3]	297,214	402,413
Series 3822, Cl. JA, 5%, 6/1/40	170,266	184,389
Series 3848, Cl. WL, 4%, 4/1/40	767,936	811,707
Series 3917, Cl. BA, 4%, 6/1/38	1,320,412	1,382,038
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 13.393%, 2/1/28[9]	22,180	4,241
Series 205, Cl. IO, 13.251%, 9/1/29[9]	119,604	20,719
Series 2074, Cl. S, 62.824%, 7/17/28[9]	31,828	6,817
Series 2079, Cl. S, 73.84%, 7/17/28[9]	53,596	11,558
Series 2136, Cl. SG, 75.075%, 3/15/29[9]	1,431,324	285,517
Series 2399, Cl. SG, 71.666%, 12/15/26[9]	838,202	165,928
Series 243, Cl. 6, 0.369%, 12/15/32[9]	327,532	59,494
Series 2437, Cl. SB, 83.176%, 4/15/32[9]	2,539,180	556,130
Series 2526, Cl. SE, 39.476%, 6/15/29[9]	60,136	12,138
Series 2795, Cl. SH, 13.471%, 3/15/24[9]	1,239,510	160,232
Series 2802, Cl. AS, 63.634%, 4/15/33[9]	304,023	21,790
Series 2920, Cl. S, 63.733%, 1/15/35[9]	542,641	91,968
Series 3110, Cl. SL, 17.819%, 2/15/26[9]	314,249	40,276
Series 3451, Cl. SB, 20.75%, 5/15/38[9]	947,767	112,971
Federal National Mortgage Assn.:
2.579%, 10/1/36[3]	4,285,194	4,533,517
3.50%, 1/1/27[8]	6,720,000	7,028,700
4%, 1/1/42[8]	11,090,000	11,653,165
4.50%, 1/1/27-1/1/42[8]	19,385,000	20,641,338
5%, 2/25/18-7/25/33	6,802,242	7,353,055
5%, 1/1/42[8]	11,080,000	11,971,597
5.50%, 4/25/21-1/1/36	794,461	865,905
5.50%, 1/1/27-1/1/42[8]	7,563,000	8,231,582
6%, 10/25/16-1/25/19	455,006	491,642
6%, 1/1/42[8]	7,020,000	7,730,777
6.50%, 4/25/17-1/1/34	2,202,341	2,507,741
7%, 11/1/17-6/25/34	2,333,042	2,701,329
7.50%, 2/25/27-3/25/33	2,569,528	3,061,726
8.50%, 7/1/32	3,047	3,725
Federal National Mortgage Assn., 15 yr.:
3%, 1/1/27[8]	12,330,000	12,736,504
4%, 1/1/27[8]	355,000	374,470
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	442,685	507,447
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	239,049	277,602
Trust 2001-69, Cl. PF, 1.294%, 12/25/31[3]	425,974	436,076
Trust 2001-80, Cl. ZB, 6%, 1/25/32	496,676	559,586
Trust 2002-12, Cl. PG, 6%, 3/25/17	283,340	306,448
Trust 2002-29, Cl. F, 1.294%, 4/25/32[3]	207,038	211,910
Trust 2002-60, Cl. FH, 1.294%, 8/25/32[3]	425,986	434,155
Trust 2002-64, Cl. FJ, 1.294%, 4/25/32[3]	63,754	65,254
Trust 2002-68, Cl. FH, 0.785%, 10/18/32[3]	143,888	144,867
Trust 2002-84, Cl. FB, 1.294%, 12/25/32[3]	887,171	908,127
Trust 2002-9, Cl. PC, 6%, 3/25/17	287,527	312,608
Trust 2002-9, Cl. PR, 6%, 3/25/17	352,063	377,301
Trust 2002-90, Cl. FH, 0.794%, 9/25/32[3]	496,374	499,657
Trust 2003-11, Cl. FA, 1.294%, 9/25/32[3]	887,191	908,148
Trust 2003-116, Cl. FA, 0.694%, 11/25/33[3]	69,466	69,806
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,316,490	1,410,171
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	2,160,000	2,450,278
Trust 2005-12, Cl. JC, 5%, 6/1/28	266,423	267,176
Trust 2005-25, Cl. PS, 26.868%, 4/25/35[3]	488,754	820,394
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	681,333
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	480,000	522,160
Trust 2006-46, Cl. SW, 23.123%, 6/25/36[3]	777,236	1,085,220
Trust 2007-42, Cl. A, 6%, 2/1/33	915,470	959,473
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	311,959	320,010
Trust 2009-36, Cl. FA, 1.234%, 6/25/37[3]	385,345	390,157
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	820,401	824,162
Trust 2011-15, Cl. DA, 4%, 3/1/41	931,138	985,604
Trust 2011-3, Cl. KA, 5%, 4/1/40	575,548	623,764
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 37.704%, 11/18/31[9]	234,604	42,227
Trust 2001-63, Cl. SD, 35.045%, 12/18/31[9]	59,030	10,517
8 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2001-68, Cl. SC, 26.039%, 11/25/31[9]	$38,890	$7,047
Trust 2001-81, Cl. S, 31.912%, 1/25/32[9]	47,787	9,450
Trust 2002-28, Cl. SA, 38.153%, 4/25/32[9]	30,886	5,726
Trust 2002-38, Cl. SO, 53.793%, 4/25/32[9]	169,634	30,920
Trust 2002-48, Cl. S, 34.30%, 7/25/32[9]	47,976	9,060
Trust 2002-52, Cl. SL, 36.455%, 9/25/32[9]	31,036	5,925
Trust 2002-56, Cl. SN, 36.411%, 7/25/32[9]	65,925	12,458
Trust 2002-77, Cl. IS, 48.559%, 12/18/32[9]	289,005	59,051
Trust 2002-77, Cl. SH, 41.779%, 12/18/32[9]	67,790	13,251
Trust 2002-9, Cl. MS, 33.312%, 3/25/32[9]	63,634	12,339
Trust 2003-13, Cl. IO, 13.82%, 3/25/33[9]	540,362	93,726
Trust 2003-26, Cl. DI, 11.494%, 4/25/33[9]	395,052	65,357
Trust 2003-33, Cl. SP, 40.352%, 5/25/33[9]	419,984	68,524
Trust 2003-38, Cl. SA, 30.916%, 3/25/23[9]	606,686	69,625
Trust 2003-4, Cl. S, 36.632%, 2/25/33[9]	122,727	21,570
Trust 2004-56, Cl. SE, 16.089%, 10/25/33[9]	1,806,946	253,761
Trust 2005-14, Cl. SE, 41.639%, 3/25/35[9]	1,742,433	252,789
Trust 2005-40, Cl. SA, 60.568%, 5/25/35[9]	1,483,373	264,146
Trust 2005-40, Cl. SB, 95.476%, 5/25/35[9]	2,468,634	418,611
Trust 2005-63, Cl. SA, 63.832%, 10/25/31[9]	99,426	17,871
Trust 2005-71, Cl. SA, 61.309%, 8/25/25[9]	339,035	47,534
Trust 2006-129, Cl. SM, 28.813%, 1/25/37[9]	658,070	94,284
Trust 2006-51, Cl. SA, 17.813%, 6/25/36[9]	8,463,081	1,224,053
Trust 2006-60, Cl. DI, 38.936%, 4/25/35[9]	1,548,211	223,361
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[9]	1,565,790	298,819
Trust 2007-77, Cl. SB, 56.307%, 12/25/31[9]	691,996	37,991
Trust 2007-88, Cl. XI, 35.108%, 6/25/37[9]	2,501,195	356,828
Trust 2008-55, Cl. SA, 23.905%, 7/25/38[9]	532,996	59,164
Trust 2011-84, Cl. IG, 4.92%, 8/1/13[9]	5,366,801	137,951
Trust 214, Cl. 2, 41.274%, 3/1/23[9]	370,937	67,710
Trust 221, Cl. 2, 38.496%, 5/1/23[9]	42,507	7,780
Trust 254, Cl. 2, 31.151%, 1/1/24[9]	697,834	127,788
Trust 2682, Cl. TQ, 99.999%, 10/15/33[9]	571,463	106,244
Trust 2981, Cl. BS, 99.999%, 5/15/35[9]	1,019,013	183,934
Trust 301, Cl. 2, 2.073%, 4/1/29[9]	153,582	27,773
Trust 313, Cl. 2, 26.257%, 6/1/31[9]	1,608,650	274,972
Trust 319, Cl. 2, 3.266%, 2/1/32[9]	761,365	137,820
Trust 321, Cl. 2, 6.86%, 4/1/32[9]	203,135	36,724
Trust 324, Cl. 2, 1.58%, 7/1/32[9]	211,436	37,644
Trust 328, Cl. 2, 42.821%, 12/1/32[9]	510,716	82,614
Trust 331, Cl. 5, 0%, 2/1/33[9,10]	781,185	131,962
Trust 332, Cl. 2, 27.257%, 3/1/33[9]	4,413,971	628,364
Trust 334, Cl. 12, 0.446%, 2/1/33[9]	684,890	113,386
Trust 339, Cl. 15, 11.083%, 7/1/33[9]	2,043,961	380,823
Trust 345, Cl. 9, 0%, 1/1/34[9,10]	826,281	106,928
Trust 351, Cl. 10, 0.817%, 4/1/34[9]	421,219	61,461
Trust 351, Cl. 8, 1.478%, 4/1/34[9]	689,945	101,701
Trust 356, Cl. 10, 1.226%, 6/1/35[9]	566,825	82,597
Trust 356, Cl. 12, 1.931%, 2/1/35[9]	284,041	41,407
Trust 362, Cl. 13, 3.475%, 8/1/35[9]	344,636	55,272

		159,745,840
GNMA/Guaranteed—0.2%
Government National Mortgage Assn.:
2.125%, 12/9/25[3]	5,206	5,369
7%, 3/29/28-7/29/28	232,865	271,537
7.50%, 3/1/27	12,567	13,723
8%, 11/29/25-5/29/26	49,596	51,773
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	936,074	1,115,418
Series 2000-12, Cl. ZA, 8%, 2/16/30	2,090,283	2,509,646
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 70.595%, 7/16/28[9]	114,873	24,854
Series 1998-6, Cl. SA, 82.586%, 3/16/28[9]	67,415	14,301
Series 2001-21, Cl. SB, 92.265%, 1/16/27[9]	510,626	100,562
Series 2007-17, Cl. AI, 21.009%, 4/16/37[9]	608,584	114,146
Series 2010-111, Cl. GI, 22.59%, 9/1/13[9]	12,744,832	341,607

		4,562,936
9 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	$522,335	$529,399
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	1,015,000	1,073,156
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	1,165,858	1,220,005
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.724%, 10/7/20[3]	1,026,754	1,027,873
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	828,953	841,909

		4,692,342
Non-Agency—12.4%
Commercial—7.4%
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.858%, 7/10/44[3]	4,192,000	4,060,143
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	6,055,000	5,720,628
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	4,159,386	3,896,452
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	8,090,000	7,660,271
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-3, Cl. A4, 5.622%, 6/1/49[3]	480,000	516,735
Series 2008-1, Cl. AM, 6.249%, 2/10/51[3]	3,415,000	3,372,832
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.669%, 6/1/47[3]	1,096,341	766,687
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	6,630,000	4,565,856
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates:
Series 2007-PWR17, Cl. AJ, 5.897%, 6/1/50[3]	7,400,000	4,960,683
Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50	2,330,000	2,310,698
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	3,149,421	3,006,499
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.006%, 12/20/35[3]	168,475	125,414
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	9,122,866	7,219,453
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.072%, 12/1/49[3]	4,270,000	4,324,176
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	955,000	1,016,804
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.557%, 11/1/46[3,4]	2,515,000	2,079,576
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.794%, 1/27/37[3,6]	1,329,704	605,015
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A1, 5.885%, 6/25/36	133,150	81,735
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	654,918	358,766
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.858%, 9/1/20[4,9]	5,625,940	422,823
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	612,819	402,037
10 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Commercial Continued
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 5.857%, 11/1/37[3]	$3,351,000	$2,045,489
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 6.97%, 5/15/30[3]	1,567,000	1,537,230
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 5.882%, 7/10/38[3]	6,150,000	4,327,531
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	5,550,000	4,945,075
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	615,000	579,913
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.543%, 3/1/44[3,4]	3,130,000	2,449,382
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	79,796	73,623
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.834%, 5/25/35[3]	5,268,225	3,587,226
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.11%, 11/1/35[3]	1,607,959	1,095,990
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2006-CIBC15, Cl. AM, 5.855%, 6/1/43	775,000	760,626
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	8,281,000	4,852,376
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	2,315,000	2,490,649
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	6,400,000	6,009,632
Series 2008-C2, Cl. AM, 6.785%, 2/1/51[3]	4,990,000	4,467,462
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	2,175,000	1,660,746
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 5.875%, 4/1/45[3]	120,000	123,999
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.74%, 2/1/49[3]	5,850,000	5,572,195
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 5.817%, 6/1/49[3]	570,000	607,200
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.756%, 1/1/37[3]	337,389	221,331
LB-UBS Commercial Mortgage Trust 2007-C2, Commercial Mtg. Pass-Through Certificates, Series 2007-C2, Cl. AM, 5.493%, 2/11/40	2,950,000	2,753,689
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates:
Series 2007-C6, Cl. A4, 5.858%, 7/11/40	1,095,000	1,204,368
Series 2007-C6, Cl. AM, 6.114%, 7/11/40	5,855,000	5,512,272
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.145%, 4/11/41[3]	2,610,000	2,535,524
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	73,876	12,516
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	259,554	266,430
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.666%, 5/1/39[3]	3,845,000	3,241,873
11 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	$3,745,000	$2,838,159
Morgan Stanley Capital I Trust 2006-IQ12, Commercial Mtg. Pass-Through Certificates, Series 2006-IQ12, Cl. AJ, 5.399%, 12/1/43	7,734,000	4,700,083
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.879%, 6/1/49[3]	6,485,000	6,131,606
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	8,500,000	8,477,280
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.187%, 4/25/35[3]	116,489	14,920
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	713,314	476,645
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.801%, 2/1/37[3]	9,310,563	5,932,440
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 5.118%, 7/1/37[3]	6,989,720	4,207,647
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	4,510,000	3,610,068
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.737%, 5/1/43[3]	4,220,000	3,632,665
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 1.048%, 11/1/46[3]	1,187,074	659,868
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.526%, 4/1/47[3]	827,150	411,370
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.608%, 11/1/34[3]	870,224	45,914
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.719%, 2/1/35[3]	3,709,449	3,270,731
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.777%, 4/1/37[3]	2,440,511	1,971,911
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 7.982%, 3/1/44[9]	6,107,862	542,552

		167,331,489
Multifamily—0.9%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.766%, 5/1/45[3]	4,295,000	3,202,303
Citigroup Commercial Mortgage Trust 2006-C5, Commercial Mtg. Pass-Through Certificates, Series 2006-C5, Cl. AJ, 5.482%, 10/1/49	5,792,000	4,761,261
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.672%, 6/1/36[3]	6,101,361	4,978,900
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.259%, 5/1/37[3]	4,714,939	3,815,300
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.036%, 9/1/35[3]	432,581	374,521
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.689%, 3/25/36[3]	3,320,552	2,655,264

		19,787,549
12 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	$2,315,000	$2,515,239
Residential—4.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 5.791%, 2/1/51[3]	3,960,000	3,762,857
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.544%, 5/1/36[3]	2,025,000	1,794,477
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.741%, 5/1/34[3]	3,018,185	2,431,936
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series 2004-9, Cl. 23A1, 3.372%, 11/1/34[3]	908,812	861,108
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 2.744%, 2/1/37[3]	1,132,270	1,110,849
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	6,019,799	5,049,787
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	1,906,449	1,845,680
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	661,883	629,748
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.965%, 6/1/47[3]	2,149,082	1,391,123
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 4.051%, 5/1/35[3]	2,424,426	2,014,351
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 5.058%, 8/1/35[3]	4,857,841	3,245,723
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	6,060,000	5,309,002
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21	1,514,273	1,423,222
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37	10,030,047	6,250,926
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A4, 6%, 8/1/37	2,836,165	1,951,988
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.774%, 5/1/34[3]	2,941,179	2,355,158
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 4A1, 5.195%, 11/1/35[3]	3,224,679	2,385,443
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	1,058,425	1,030,217
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	306,665	263,580
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.005%, 9/11/45[3]	10,430,000	9,857,982
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.375%, 10/25/36[3]	1,672,181	1,508,881
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	1,915,553	1,087,473
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	38,289	21,737
13 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Residential Continued
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	$927,888		$544,107
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	3,492,413		2,832,202
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	4,067,603		3,153,157
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	4,566,771		3,761,538
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.482%, 10/1/35[3]	2,412,270		1,918,017
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.836%, 9/1/36[3]	1,045,369		704,859
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 2.61%, 2/1/37[3]	13,787,040		9,166,314
Series 2007-HY1, Cl. 5A1, 5.183%, 2/1/37[3]	8,403,903		6,051,650
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.467%, 5/1/37[3]	1,102,192		920,384
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	415,798		399,947
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.667%, 10/1/36[3]	3,539,868		2,974,976

			90,010,399

Total Mortgage-Backed Obligations (Cost $474,215,861)			448,645,794
U.S. Government Obligations—8.0%
Federal Home Loan Mortgage Corp. Nts.:
1.125%, 7/27/12	17,545,000		17,636,866
2.50%, 5/27/16	1,000,000		1,060,625
5%, 2/16/17	6,500,000		7,684,599
5.125%, 11/17/17	4,000,000		4,825,116
Federal National Mortgage Assn. Nts.:
1.125%, 7/30/12	16,180,000		16,269,233
2.375%, 4/11/16	1,000,000		1,058,061
4.375%, 10/15/15	4,000,000		4,524,880
4.875%, 12/15/16	488,000		575,702
5.375%, 6/12/17	6,991,000		8,460,998
U.S. Treasury Bills:
0.038%, 6/14/12	55,000,000		54,988,780
0.035%, 3/8/12[11,12]	25,000,000		24,999,325
U.S. Treasury Bonds, STRIPS, 4.833%, 2/15/16[12,13]	2,116,000		2,056,718
U.S. Treasury Nts.:
0.875%, 11/30/16[12]	23,000,000		23,077,280
2%, 11/15/21[11,12]	13,000,000		13,144,222

Total U.S. Government Obligations (Cost $177,740,230)			180,362,405

Foreign Government Obligations—20.8%
Argentina—0.5%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[3]	4,255,000		1,510,525
7%, 10/3/15	6,370,000		5,863,259
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 7%, 4/17/17	3,870,000		3,253,165
Provincia de Buenos Aires Sr. Unsec. Unsub. Nts., 10.875%, 1/26/21[4]	1,605,000		1,223,813

			11,850,762
Australia—0.3%
New South Wales, Treasury Corp., Series 22, 6%, 3/1/22	460,000	AUD	520,139
Queensland Treasury Corp.:
Series 20, 6.25%, 2/21/20	2,210,000	AUD	2,448,457
Series 22, 6%, 7/21/22	1,300,000	AUD	1,413,769
Series 24, 5.75%, 7/22/24	790,000	AUD	838,389
Victoria Treasury Corp., Series 1224, 5.50%, 12/17/24	1,330,000	AUD	1,448,692

			6,669,446
Austria—0.1%
Austria (Republic of) Bonds, 4.35%, 3/15/19[4]	1,135,000	EUR	1,621,513
Austria (Republic of) Sr. Unsec. Unsub. Nts., Series 1, 3.50%, 9/15/21[4]	880,000	EUR	1,198,539

			2,820,052
14 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Belgium—0.2%
Belgium (Kingdom of) Bonds, Series 52, 4%, 3/28/18	1,770,000	EUR	$2,352,120
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17	175,000	EUR	247,994
Belgium (Kingdom of) Treasury Bills, 0.543%, 1/19/12[13]	995,000	EUR	1,288,169

			3,888,283
Brazil—2.5%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17	47,838,000	BRR	24,639,039
9.762%, 1/1/21	33,538,000	BRR	16,727,196
12.322%, 5/15/45[14]	6,470,000	BRR	7,885,405
Series NTNB, 12.322%, 5/15/15[14]	6,025,000	BRR	6,997,754

			56,249,394
Canada—0.1%
Canada (Government of) Nts.:
3.75%, 6/1/19	1,420,000	CAD	1,595,292
4%, 6/1/17	1,230,000	CAD	1,372,010

			2,967,302
Colombia—0.5%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[4]	3,058,000,000	COP	2,170,652
Colombia (Republic of) Bonds:
4.375%, 7/12/21	2,165,000		2,338,200
7.375%, 9/18/37	745,000		1,052,313
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	4,205,000		5,214,200

			10,775,365
Denmark—0.0%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	4,275,000	DKK	891,607
Dominican Republic—0.1%
Dominican Republic Bonds, 7.50%, 5/6/21[4]	1,880,000		1,856,500
Finland—0.0%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17	425,000	EUR	612,819
France—0.2%
France (Republic of) Bonds:
3.25%, 10/25/21	1,255,000	EUR	1,635,127
3.75% 10/25/19	750,000	EUR	1,034,537
4%, 4/25/60	395,000	EUR	540,730
4.50%, 4/25/41	845,000	EUR	1,253,329

			4,463,723
Germany—0.2%
Germany (Federal Republic of) Bonds:
2.50%, 1/4/21	700,000	EUR	967,335
3.50%, 7/4/19	1,270,000	EUR	1,880,522
Series 157, 2.25%, 4/10/15	1,995,000	EUR	2,733,505

			5,581,362
Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[4]	1,505,000		1,655,500
Greece—0.0%
Hellenic Republic Sr. Unsec. Unsub. Bonds, 30 yr., 4.50%, 9/20/37	2,600,000	EUR	693,199
Hungary—0.8%
Hungary (Republic of) Bonds:
Series 12/B, 7.25%, 6/12/12	525,000,000	HUF	2,141,981
Series 19/A, 6.50%, 6/24/19	647,000,000	HUF	2,196,738
Series 20/A, 7.50%, 11/12/20	820,000,000	HUF	2,917,983
Hungary (Republic of) Sr. Unsec. Bonds:
4.50%, 1/29/14	2,120,000	EUR	2,507,014
7.625%, 3/29/41	1,500,000		1,335,000
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	1,695,000	EUR	1,849,111
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	4,230,000		3,807,000
Hungary (Republic of) Treasury Bills, 6.103%, 1/11/12[13]	58,000,000	HUF	238,193

			16,993,020
Indonesia—0.8%
Indonesia (Republic of) Nts., 6.875%, 1/17/18[4]	4,960,000		5,865,200
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[4]	870,000		935,250
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[4]	4,395,000		5,977,200
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 6.625% 2/17/37[4]	1,340,000		1,634,800
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[4]	2,360,000		3,422,000

			17,834,450
Israel—0.1%
Israel (State of) Bonds:
Series 0312, 4%, 3/30/12	2,895,000	ILS	762,426
Series 0313, 5%, 3/31/13	1,930,000	ILS	520,927

			1,283,353
Italy—0.5%
Italy (Republic of) Bonds:
3.142%, 9/15/26[14]	1,185,000	EUR	1,203,040
4%, 9/1/20	1,185,000	EUR	1,285,117
15 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Italy Continued
Italy (Republic of) Bonds: Continued
4.75%, 1/25/16	$845,000		$787,779
5%, 9/1/40	865,000	EUR	892,070
5.375%, 6/12/17	425,000		394,040
Series EU, 2.575%, 10/15/17[3]	845,000	EUR	841,083
Italy (Republic of) Nts., 4.22%, 3/1/14[3]	195,000	EUR	234,331
Italy (Republic of) Sr. Unsec. Bonds, 2.839%, 9/15/23[14]	2,195,000	EUR	2,359,287
Italy (Republic of) Treasury Bonds, 4.75%, 9/1/21	2,080,000	EUR	2,340,454

			10,337,201
Ivory Coast—0.0%
Ivory Coast (Republic of) Sr. Unsec. Bonds, 2.50%, 12/31/32[4,5]	415,000		209,575
Japan—2.0%
Japan Bonds, 20 yr., Series 112, 2.10%, 6/20/29	1,028,000,000	JPY	14,282,883
Japan Sr. Unsec. Unsub. Bonds:
2 yr., Series 304, 0.20%, 5/15/13	448,000,000	JPY	5,826,567
5 yr., Series 96, 0.50%, 3/20/16	1,268,000,000	JPY	16,613,057
10 yr., Series 307, 1.30%, 3/20/20	652,000,000	JPY	8,839,356

			45,561,863
Korea, Republic of South—0.1%
Korea (Republic of) Sr. Unsec. Treasury Bonds:
Series 1406, 3.50%, 6/10/14	1,201,000,000	KRW	1,047,539
Series 1603, 4%, 3/10/16	1,484,000,000	KRW	1,317,447

			2,364,986
Malaysia—0.4%
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	1,710,000	MYR	561,642
Series 0309, 2.711%, 2/14/12	20,900,000	MYR	6,591,062
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[4,8]	2,160,000		2,285,973

			9,438,677
Mexico—2.1%
United Mexican States Bonds:
5.625%, 1/15/17	1,340,000		1,547,700
Series M, 6.50%, 6/10/21[3]	214,660,000	MXN	15,437,224
Series M20, 7.50%, 6/3/27[3]	201,220,000	MXN	14,941,227
Series M10, 7.75%, 12/14/17	10,850,000	MXN	853,953
Series M10, 8%, 12/17/15	44,000,000	MXN	3,443,387
Series M20, 8.50%, 5/31/29[3]	8,960,000	MXN	712,784
Series MI10, 9%, 12/20/12[3]	30,300,000	MXN	2,261,892
Series M20, 10%, 12/5/24[3]	79,220,000	MXN	7,316,526
United Mexican States Nts., 6.75%, 9/27/34	630,000		823,725

			47,338,418
Panama—0.3%
Panama (Republic of) Bonds:
7.25%, 3/15/15	1,270,000		1,470,025
8.875%, 9/30/27	950,000		1,429,750
9.375%, 4/1/29	960,000		1,531,200
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	1,115,000		1,457,863

			5,888,838
Peru—0.4%
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[4]	20,980,000	PEN	8,890,727
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	410,000		453,050

			9,343,777
Philippines—0.1%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	1,120,000		1,342,600
Poland—1.4%
Poland (Republic of) Bonds:
5.25%, 10/25/20	14,100,000	PLZ	3,924,260
Series 0415, 5.50%, 4/25/15	1,680,000	PLZ	494,152
Series 0416, 5%, 4/25/16	53,215,000	PLZ	15,374,105
Series 1015, 6.25%, 10/24/15	16,725,000	PLZ	5,035,094
Series 1017, 5.25%, 10/25/17	905,000	PLZ	259,612
Poland (Republic of) Sr. Unsec. Nts.:
5%, 3/23/22	1,710,000		1,724,963
5.125%, 4/21/21	2,480,000		2,529,600
6.375%, 7/15/19	1,275,000		1,415,250

			30,757,036
Qatar—0.2%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[4]	1,645,000		1,813,613
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42[4]	1,270,000		1,374,775
6.40%, 1/20/40[4]	750,000		885,000

			4,073,388
Russia—0.1%
Russian Federation Bonds, 5%, 4/29/20[4]	1,290,000		1,334,054
Singapore—0.0%
Singapore (Republic of) Sr. Unsec. Bonds, 2.375%, 4/1/17	520,000	SGD	432,736
South Africa—2.2%
South Africa (Republic of) Bonds:
5.50%, 3/9/20	1,865,000		2,098,125
Series R209, 6.25%, 3/31/36	57,350,000	ZAR	5,257,199
Series R208, 6.75%, 3/31/21	73,570,000	ZAR	8,417,522
Series R213, 7%, 2/28/31	68,375,000	ZAR	7,014,905
Series R207, 7.25%, 1/15/20	115,470,000	ZAR	13,773,794
Series R186, 10.50%, 12/21/26	85,840,000	ZAR	12,448,834

			49,010,379
16 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Spain—0.2%
Spain (Kingdom of) Bonds, 4.25%, 10/31/16	865,000	EUR	$1,123,767
Spain (Kingdom of) Treasury Bills, 2.991%, 2/17/12[13]	2,105,000	EUR	2,720,167

			3,843,934
Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[4]	1,480,000		1,487,400
6.25% 7/27/21[4]	1,850,000		1,826,161

			3,313,561
The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds:
4%, 7/15/18	600,000	EUR	880,520
4%, 7/15/19	1,025,000	EUR	1,518,917

			2,399,437
Turkey—2.0%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	3,065,000		3,210,588
7%, 3/11/19	1,430,000		1,590,875
8.68%, 2/20/13[13]	17,180,000	TRY	8,054,075
9.964%, 7/17/13[13]	31,595,000	TRY	14,100,504
9.999%, 4/25/12[13]	13,320,000	TRY	6,808,860
10.50%, 1/15/20[3]	1,120,000	TRY	610,936
11%, 8/6/14	6,590,000	TRY	3,519,886
14.689%, 8/14/13[3,14]	2,200,000	TRY	1,698,910
Turkey (Republic of) Nts., 7.50%, 7/14/17	1,840,000		2,079,200
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	1,345,000		1,287,838
6%, 1/14/41	2,710,000		2,567,725

			45,529,397
Ukraine—0.4%
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%, 7/11/16[4]	985,000		773,225
Financing of Infrastructural Projects State Enterprise Gtd. Nts., 8.375%, 11/3/17[4]	2,240,000		1,881,600
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[4,8]	2,180,000		1,896,600
Ukraine (Republic of) Sr. Unsec. Nts.:
6.25%, 6/17/16[4]	2,720,000		2,400,400
6.75%, 11/14/17[4]	2,160,000		1,868,400
7.95%, 2/23/21[4]	1,555,000		1,372,288

			10,192,513
United Kingdom—0.5%
United Kingdom Treasury Bonds:
4%, 9/7/16	1,400,000	GBP	2,486,715
4.25%, 3/7/36	1,940,000	GBP	3,699,970
4.75%, 3/7/20	1,000,000	GBP	1,920,987
4.75%, 12/7/38	1,735,000	GBP	3,601,176

			11,708,848
Uruguay—0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	2,875,000		4,003,438
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	855,000		1,111,500
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	2,491,250		3,425,469

			8,540,407
Venezuela—0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23	4,535,000		3,265,200
11.95%, 8/5/31	2,555,000		2,101,488
Venezuela (Republic of) Nts., 8.25%, 10/13/24	910,000		602,875
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	1,960,000		1,411,200
12.75%, 8/23/22	440,000		399,300
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	3,920,000		2,283,400
7.65%, 4/21/25	4,500,000		2,812,500
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[4]	5,465,000		5,150,763

			18,026,726

Total Foreign Government Obligations (Cost $483,045,582)			468,074,488
Loan Participations—0.9%
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18[3]	620,000		571,175
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.91%, 1/29/16[3]	3,085,000		2,288,898
Tranche B, 3.91%, 1/29/16[3,8]	585,000		434,037
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.855%, 10/19/15[3,15]	9,511,261		5,667,123
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/31/15	3,186,875		3,307,712
17 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Loan Participations Continued
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 10%, 10/31/13[3,8]	$1,055,000	$1,028,625
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4%, 10/10/16[3,8]	222,461	199,619
Tranche B, 4.522%, 10/10/16[3,8]	2,821,702	2,531,972
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 2/17/17[3,8]	1,045,000	958,788
Samson Investment Co., Sr. Sec. Credit Facilities Bridge Loan, 6.50%, 12/20/12[3,8]	3,890,000	3,890,000

Total Loan Participations (Cost $21,142,146)		20,877,949

Corporate Bonds and Notes—25.9%
Consumer Discretionary—3.3%
Auto Components—0.4%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	2,190,000	2,398,050
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[4]	4,762,000	4,809,620
Visteon Corp., 6.75% Sr. Nts., 4/15/19[4]	2,470,000	2,476,175

		9,683,845
Automobiles—0.0%
Jaguar Land Rover plc, 7.75% Sr. Unsec. Bonds, 5/15/18[4,8]	390,000	373,425
Hotels, Restaurants & Leisure—1.2%
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[4]	1,780,000	1,837,850
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[4]	1,285,000	1,079,400
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	10,027,000	6,918,630
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[4]	2,635,000	2,470,313
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14	1,420,000	1,334,800
7.75% Sr. Unsec. Unsub. Nts., 3/15/19	2,030,000	1,867,600
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	2,500,000	2,643,750
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	3,890,000	3,714,950
Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts., 4/1/12	2,920,000	1,971,000
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,550,000	1,693,375
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[5,6]	250,000	—
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	1,885,000	556,075

		26,087,743
Household Durables—0.2%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	995,000	748,738
9.125% Sr. Unsec. Nts., 5/15/19	2,825,000	1,942,188
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9% Sr. Nts., 4/15/19[4]	1,635,000	1,561,425
9% Sr. Nts., 5/15/18[4]	995,000	957,688

		5,210,039
Media—1.4%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	1,140,000	951,900
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,055,000	2,596,750
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	2,983,000	2,602,668
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[4]	3,225,000	2,330,063
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[4]	2,350,000	2,502,750
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	3,010,000	2,874,550
Cumulus Media, Inc., 7.75% Sr. Nts., 5/1/19[4]	1,230,000	1,097,775
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	1,905,000	1,876,425
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	3,510,000	3,334,500
Interactive Data Corp., 10.25% Sr. Unsec. Nts., 8/1/18	965,000	1,056,675
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, 7.50% Sr. Sec. Nts., 3/15/19[4]	1,595,000	1,682,725
Newport Television LLC/NTV Finance Corp., 12.719% Sr. Nts., 3/15/17[4,15]	2,120,261	1,902,934
18 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Media Continued
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	$1,850,000		$1,905,500
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	2,505,000		2,598,938
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[4]	695,000		708,900
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[4]	1,225,000		1,246,438
Visant Corp., 10% Sr. Unsec. Nts., 10/1/17	1,135,000		1,044,200

			32,313,691
Specialty Retail—0.0%
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	155,000		157,325
Textiles, Apparel & Luxury Goods—0.1%
Jones Group, Inc. (The)/Jones Apparel Group Holdings, Inc./ Jones Apparel Group USA, Inc./ JAG Footwear, Accessories & Retail Corp., 6.875% Sr. Unsec. Unsub. Nts., 3/15/19	1,595,000		1,443,475
Consumer Staples—0.7%
Beverages—0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[3]	2,080,000	BRR	1,176,793
Food & Staples Retailing—0.1%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[4]	2,155,000		2,207,530
Food Products—0.5%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[4]	2,150,000		1,924,250
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17[4,15]	5,015,747		3,887,204
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[4]	2,162,000		2,205,240
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[4]	2,008,000		1,787,120
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[6]	2,465,000		2,600,575

			12,404,389
Household Products—0.0%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	870,000		955,913
Energy—4.7%
Energy Equipment & Services—0.4%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	1,695,000		1,593,300
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	2,200,000		2,079,000
Offshore Group Investments Ltd., 11.50% Sr. Sec. Nts., 8/1/15	3,105,000		3,372,806
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	2,420,000		2,486,550

			9,531,656
Oil, Gas & Consumable Fuels—4.3%
Afren plc, 11.50% Sr. Sec. Nts., 2/1/16[4]	1,705,000		1,687,950
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]	1,500,000		1,533,750
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	2,955,000		3,206,175
Arch Coal, Inc., 7% Sr. Unsec. Nts., 6/15/19[4]	390,000		399,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 8.75% Sr. Unsec. Nts., 6/15/18[4]	1,535,000		1,611,750
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15	2,760,000		1,828,500
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	780,000		819,000
Breitburn Energy Partners LP/Breitburn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	2,805,000		2,948,756
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	1,760,000		1,909,600
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	390,000		423,150
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20[4]	865,000		916,517
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[4]	5,225,000		5,414,406
8.146% Sr. Sec. Nts., 4/11/18[4]	2,680,000		3,028,400
8.625% Sr. Sec. Nts., 4/28/34[4]	1,680,000		1,986,600
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[4]	3,655,000		4,363,705
James River Coal Co., 7.875% Sr. Unsec. Unsub. Nts., 4/1/19	640,000		486,400
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[4]	1,600,000		1,628,000
19 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
KMG Finance Sub BV:
7% Sr. Unsec. Bonds, 5/5/20[4]	$1,150,000	$1,220,438
9.125% Sr. Unsec. Unsub. Nts., 7/2/18[4]	3,885,000	4,545,450
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	3,620,000	3,945,800
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[4]	3,860,000	3,802,100
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[4]	780,000	781,950
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[4]	595,000	617,313
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	3,195,000	3,282,863
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[4]	3,100,000	3,092,250
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	2,660,000	2,507,050
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	695,000	507,350
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[4]	1,290,000	1,335,150
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38	830,000	948,275
6.625% Unsec. Unsub. Bonds, 6/15/35	4,225,000	4,832,344
Pertamina PT (Persero):
5.25% Nts., 5/23/21[4]	2,420,000	2,501,070
6.50% Sr. Unsec. Nts., 5/27/41[4]	1,075,000	1,123,375
Petrobras International Finance Co., 5.75% Sr. Unsec. Unsub. Nts., 1/20/20	1,280,000	1,375,711
Petroleos de Venezuela SA:
4.90% Sr. Unsec. Nts., Series 2014, 10/28/14	2,795,000	2,194,075
8.50% Sr. Nts., 11/2/17[4]	3,565,000	2,696,923
12.75% Sr. Unsec. Nts., 2/17/22[4]	2,540,000	2,133,600
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	1,690,000	1,842,100
6% Sr. Unsec. Unsub. Nts., 3/5/20	2,050,000	2,286,365
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[4]	2,465,000	2,933,350
PT Adaro Indonesia, 7.625% Nts., 10/22/19[4]	2,000,000	2,192,600
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	170,000	176,800
11.75% Sr. Nts., 1/1/16	2,125,000	2,422,500
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	1,230,000	1,377,600
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20	2,925,000	3,034,688
9.875% Sr. Unsec. Nts., 5/15/16[4]	1,290,000	1,386,750
Tengizchevroil LLP, 6.124% Nts., 11/15/14[4]	801,542	824,586
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	1,375,000	1,244,375

		97,357,210
Financials—4.9%
Capital Markets—0.9%
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16	900,000	873,000
Credit Suisse First Boston International, 6.80% Export-Import Bank of Ukraine Nts., 10/4/12	830,000	825,850
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	1,420,000	1,285,100
Korea Development Bank (The), 3.875% Sr. Unsec. Nts., 5/4/17[8]	1,285,000	1,272,433
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts., 4/1/15	5,340,000	5,313,300
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15	1,095,000	925,275
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	1,960,000	1,955,100
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	2,646,000	2,946,983
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	2,185,000	1,584,125
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	5,310,000	2,203,650
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19	2,495,000	1,534,425

		20,719,241
Commercial Banks—2.4%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[4]	2,130,000	2,087,400
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[4]	1,570,000	1,499,350
Australia & New Zealand Banking Group Ltd., 2.40% Sec. Bonds, 11/23/16[4]	480,000	476,121
Banco BMG SA:
9.15% Nts., 1/15/16[4]	2,660,000	2,540,300
9.95% Unsec. Unsub. Nts., 11/5/19[4]	1,120,000	1,047,200
20 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Commercial Banks Continued
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20[4]	$480,000		$473,184
9.75% Jr. Sub. Nts., 11/6/69[4]	800,000		912,000
Banco de Credito del Peru/Panama, 6.875% Sub. Nts., 9/16/26[3,4]	1,628,000		1,680,910
Banco Do Brasil SA:
5.875% Unsec. Sub. Nts., 1/26/22[4]	825,000		834,075
8.50% Jr. Sub. Perpetual Bonds[4,16]	1,125,000		1,316,250
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[4]	1,160,000		1,229,600
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub. Nts., 2/11/16[4]	850,000		863,600
Bancolombia SA, 4.25% Sr. Unsec. Unsub. Nts., 1/12/16	1,740,000		1,731,300
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	2,050,000	EUR	2,774,169
4.50% Sr. Sec. Nts., 7/13/21	1,404,000	EUR	1,870,079
4.875% Sr. Sec. Nts., 12/20/24	160,000	GBP	258,046
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[4]	3,740,000		3,721,300
BPCE SFH SA, 3.75% Sr. Sec. Nts., 9/13/21	440,000	EUR	563,838
CIT Group, Inc., 7% Sec. Bonds, 5/2/17[4]	1,625,000		1,625,000
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[4]	430,000		417,100
9.25% Sr. Nts., 10/16/13[4]	8,420,000		8,883,100
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[4,8]	3,090,000		3,093,507
6.375% Bonds, 4/30/22[3,4]	3,060,000		2,708,100
Lloyds TSB Bank plc:
4.875% Sec. Nts., 1/13/23	170,000	EUR	232,993
6% Sr. Sec. Nts., 2/8/29	190,000	GBP	331,033
Privatbank CJSC/UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12[4]	1,240,000		1,223,731
Sberbank of Russia Via SB Capital SA, 5.40% Sr. Unsec. Nts., 3/24/17	2,570,000		2,570,000
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec. Nts., 2/1/16[4]	1,290,000		1,254,525
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[4]	3,590,000		3,697,700
VTB Capital SA:
6.315% Nts., 2/22/18[4]	1,250,000		1,188,375
6.465% Sr. Sec. Unsub. Nts., 3/4/15[4]	800,000		810,000
Westpac Banking Corp., 2.45% Sr. Sec. Bonds, 11/28/16[4]	480,000		476,527

			54,390,413
Consumer Finance—0.2%
JSC Astana Finance, 9.16% Nts., 3/14/12[5]	7,200,000		792,000
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 10/15/18[4]	$1,540,000		$1,555,400
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	1,925,000		2,127,125

			4,474,525
Diversified Financial Services—0.5%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[4]	2,809,723		2,556,847
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	825,000	EUR	1,076,830
Banco Invex SA, 30.202% Mtg.-Backed Certificates, Series 062U, 3/13/34[3,14]	4,830,734	MXN	472,173
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	1,260,000		1,222,200
JPMorgan Hipotecaria su Casita:
7.973% Sec. Nts., 8/26/35[3,6]	5,808,600	MXN	466,307
28.563% Mtg.-Backed Certificates, Series 06U, 9/25/35[3]	1,678,698	MXN	226,144
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16	1,485,000		1,512,432
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[4,17]	6,360,000		4,403,282

			11,936,215
Insurance—0.1%
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	1,475,000		1,522,938
Real Estate Investment Trusts—0.3%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	4,055,000		3,913,075
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	2,470,000		2,494,700

			6,407,775
Real Estate Management & Development—0.2%
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[4,15]	3,077,558		1,986,376
Realogy Corp., 11.50% Sr. Unsec. Unsub. Nts., 4/15/17	1,255,000		985,175
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[3,4]	2,230,000		2,174,250

			5,145,801
Thrifts & Mortgage Finance—0.3%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[4]	745,000		685,400
WM Covered Bond Program:
4% Sec. Mtg. Nts., Series 2, 9/27/16	3,250,000	EUR	4,413,354
4.375% Sec. Nts., 5/19/14	1,030,000	EUR	1,385,584

			6,484,338
21 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Health Care—1.0%

Biotechnology—0.0%
Grifols, Inc., 8.25% Sr. Sec. Nts., 2/1/18	$800,000	$844,000

Health Care Equipment & Supplies—0.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	2,305,000	1,878,575
Alere, Inc., 8.625% Sr. Unsec. Sub. Nts., 10/1/18	1,030,000	1,019,700
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17	1,836,000	2,001,240
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	1,045,000	1,052,838

		5,952,353

Health Care Providers & Services—0.5%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[15]	1,593,400	1,645,186
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	1,170,000	966,713
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18[4]	1,280,000	1,177,600
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	2,145,000	1,812,525
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[4]	1,150,000	1,201,750
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	1,130,000	898,350
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17	1,205,000	906,763
STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	795,000	820,838
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[5]	1,730,000	30,275
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,595,000	1,591,013

		11,051,013

Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	305,000	300,425

Life Sciences Tools & Services—0.0%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[4]	770,000	812,350

Pharmaceuticals—0.2%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	535,000	501,563
Mylan, Inc., 6% Sr. Nts., 11/15/18[4]	810,000	837,338
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[4]	765,000	766,913
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	2,320,000	2,380,900

		4,486,714

Industrials—2.6%

Aerospace & Defense—0.5%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	840,000	919,800
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	4,005,000	3,504,375
Hawker Beechcraft Acquisition Co. LLC:
8.50% Sr. Unsec. Nts., 4/1/15	4,815,000	914,850
9.75% Sr. Unsec. Sub. Nts., 4/1/17	955,000	95,500
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Nts., 3/15/21[4]	1,410,000	1,388,850
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,040,000	1,071,200
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	3,200,000	3,456,000

		11,350,575

Air Freight & Logistics—0.0%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[4]	770,000	796,950

Airlines—0.2%
American Airlines 2011-2 Class A Pass Through Trust, 8.625% Sec. Certificates, 4/15/23	420,000	428,400
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[4]	3,630,000	3,811,500

		4,239,900

Building Products—0.2%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[4]	1,105,000	969,638
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	3,655,000	3,252,950
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625% Sr. Sec. Nts., 12/1/17[4]	990,000	1,017,500

		5,240,088

Commercial Services & Supplies—0.3%
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	2,000,000	1,950,000
West Corp.:
7.875% Sr. Unsec. Nts., 1/15/19	1,220,000	1,216,950
8.625% Sr. Unsec. Nts., 10/1/18	2,665,000	2,704,975

		5,871,925

22  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Construction & Engineering—0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[4]	$3,701,713	$4,280,290
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20[4]	740,000	795,500

		5,075,790

Electrical Equipment—0.1%
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	1,646,000	1,781,795

Machinery—0.5%
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[6]	2,675,000	2,658,148
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[4]	520,000	538,200
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	2,805,000	2,969,794
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	4,140,000	4,077,900
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	1,325,000	1,378,000

		11,622,042

Marine—0.2%
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	2,790,000	2,824,875
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	565,000	540,988

		3,365,863

Professional Services—0.1%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[4]	1,080,000	977,400
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18	660,000	757,350

		1,734,750

Road & Rail—0.3%
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18	3,620,000	3,801,000
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[4]	825,000	864,188
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	3,730,000	1,603,900

		6,269,088

Information Technology—1.2%

Communications Equipment—0.0%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	1,055,000	1,028,625

Computers & Peripherals—0.2%
Seagate HDD Cayman:
6.875% Sr. Unsec. Nts., 5/1/20	1,880,000	1,941,100
7% Sr. Unsec. Nts., 11/1/21[4]	1,695,000	1,745,850

		3,686,950

Electronic Equipment & Instruments—0.1%
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17	1,920,000	1,939,200

Internet Software & Services—0.2%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	5,135,000	5,276,213

IT Services—0.3%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	2,145,000	1,683,825
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[4]	2,390,000	2,401,950
9.875% Sr. Unsec. Nts., 9/24/15	2,085,000	1,970,325

		6,056,100

Semiconductors & Semiconductor Equipment—0.3%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	2,520,000	2,601,900
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[4]	1,710,000	1,836,113
10.75% Sr. Unsec. Nts., 8/1/20	1,950,000	2,042,625
NXP BV/NXP Funding LLC, 9.75% Sr. Sec. Nts., 8/1/18[4]	855,000	936,225

		7,416,863

Software—0.1%
SunGard Data Systems, Inc.:
7.375% Sr. Unsec. Nts., 11/15/18	560,000	576,100
7.625% Sr. Unsec. Nts., 11/15/20	765,000	789,863

		1,365,963

Materials—2.5%

Chemicals—0.5%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[4]	610,000	589,413
Braskem Finance Ltd., 5.75% Sr. Unsec. Nts., 4/15/21[4]	2,580,000	2,586,450
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	1,545,000	1,560,450
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	1,315,000	1,239,388
9% Sec. Nts., 11/15/20	1,340,000	1,112,200
Lyondell Chemical Co., 8% Sr. Sec. Nts., 11/1/17	960,000	1,053,600
LyondellBasell Industries NV, 6% Sr. Nts., 11/15/21[4]	1,525,000	1,589,813

23  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

CHEMICALS Continued
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	$2,165,000		$1,656,225

			11,387,539

Construction Materials—0.3%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[4]	1,540,000		1,620,850
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[4]	872,000		673,620
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[4]	1,950,000		1,564,875
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	1,355,000		1,187,319
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20[4]	990,000		997,425

			6,044,089

Containers & Packaging—0.2%
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	1,580,000		1,583,950
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19[4]	2,075,000		2,158,000
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14	880,000		814,000

			4,555,950

Metals & Mining—0.9%
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	3,805,000		3,728,900
Alrosa Finance SA, 7.75% Nts., 11/3/20[4]	1,580,000		1,580,000
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[4]	1,245,000		1,083,150
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[4]	820,000		870,430
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[4]	2,105,000		1,841,875
JSC Severstal, 6.70% Nts., 10/25/17[4]	1,940,000		1,828,450
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	465,000		501,038
Vedanta Resources plc:
8.25% Sr. Unsec. Nts., 6/7/21[4]	2,420,000		1,899,700
9.50% Sr. Unsec. Nts., 7/18/18[4]	7,325,000		6,372,750

			19,706,293

Paper & Forest Products—0.6%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18[4]	1,554,000		1,721,055
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[4]	3,700,000		3,667,625
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[4]	3,981,000		2,129,835
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17	2,005,000		2,060,138
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[5]	4,855,000		3,616,975
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[6]	1,500,000		907,500

			14,103,128

Telecommunication Services—2.0%

Diversified Telecommunication Services—1.0%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[4]	2,800,000		2,156,000
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[4]	2,990,000	BRR	1,570,942
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	1,410,000		1,424,100
8.75% Sr. Unsec. Sub. Nts., 3/15/18	2,010,000		1,876,838
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	2,055,000		1,993,350
11.50% Sr. Unsec. Nts., 2/4/17[15]	1,424,414		1,378,121
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	755,000		768,213
Level 3 Financing, Inc.:
9.25% Sr. Unsec. Unsub. Nts., 11/1/14	320,000		328,800
9.375% Sr. Unsec. Unsub. Nts., 4/1/19	3,460,000		3,628,675
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[4]	4,302,000		4,258,980
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[4]	1,190,000		1,085,875
Windstream Corp., 7.50% Sr. Unsec. Nts., 6/1/22[4]	1,975,000		1,975,000

			22,444,894

Wireless Telecommunication Services—1.0%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40	655,000		783,844
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	52,700,000	MXN	3,632,658
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	2,440,000		2,141,100
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	2,770,000		2,589,950
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[4]	2,035,000		2,195,256
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	2,065,000		1,899,800
Sprint Capital Corp., 8.75% Nts., 3/15/32	480,000		390,600
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[4]	775,000		815,688

24  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Wireless Telecommunication Services Continued
Vimpel Communications/ VIP Finance Ireland Ltd. OJSC, 7.748% Nts., 2/2/21[4]	$1,205,000		$1,036,300
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[4]	2,035,000		1,719,575
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[4]	4,350,000		4,279,313

			21,484,084

Utilities—3.0%

Electric Utilities—1.8%
Centrais Eletricas Brasileiras SA:
5.75% Sr. Unsec. Unsub. Nts., 10/27/21[4]	2,530,000		2,641,320
6.875% Sr. Unsec. Unsub. Nts., 7/30/19[4]	1,605,000		1,829,700
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	2,905,000		1,902,775
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[4]	800,000		664,000
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[4]	1,445,000		1,683,425
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	1,992,000		2,111,520
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21[4]	3,010,000		3,077,725
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	31,000,000	ZAR	3,491,475
10% Nts., Series ES23, 1/25/23	44,000,000	ZAR	6,064,528
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[4]	4,440,000		4,586,786
Majapahit Holding BV:
7.75% Nts., 10/17/164	2,250,000		2,534,063
8% Sr. Unsec. Nts., 8/7/19[4,8]	1,650,000		1,947,000
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	109,600,000	PHP	2,789,456
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 1/22/21[4]	2,220,000		2,269,950
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	8,270,000		2,977,200
10.25% Sr. Unsec. Nts., Series B, 11/1/15	1,460,000		511,000

			41,081,923

Energy Traders—0.9%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17	855,000		944,775
Calpine Corp., 7.50% Sr. Sec. Nts., 2/15/21[4]	885,000		951,375
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[4]	1,750,000		1,860,646
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[4,8]	1,725,000		1,794,000
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	1,840,000		1,941,200
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/184	270,000		266,625
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[4]	1,895,000		1,951,850
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	1,465,000		1,490,638
NRG Energy, Inc., 7.625% Sr. Unsec. Nts., 1/15/18	560,000		562,800
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19[4]	1,110,000		1,351,425
7.39% Sr. Gtd. Unsec. Nts., 12/2/24[4]	1,200,000		1,473,000
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15[4]	1,120,000		1,219,364
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	3,630,000		3,711,643

			19,519,341

Gas Utilities—0.1%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[6]	870,000		885,225
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	680,000		601,800
TGI International Ltd., 9.50% Nts., 10/3/17[4]	1,352,000		1,455,090

			2,942,115

Multi-Utilities—0.1%
Abu Dhabi National Energy Co. (TAQA), 5.875% Sr. Unsec. Nts., 12/13/21[4]	1,690,000		1,766,050
Water Utilities—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20[4]	1,475,000		1,530,313

Total Corporate Bonds and Notes (Cost $615,468,202)			584,115,534

	Shares

Preferred Stocks—0.3%
Ally Financial, Inc., 7%, Non-Vtg.[4]	3,112	2,231,012
GMAC Capital Trust I, 8.125% Cum.	30,000	580,200
Greektown Superholdings, Inc., Series A-1[2]	45,600	2,968,560

Total Preferred Stocks (Cost $8,077,075)		5,779,772

25  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares		Value

Common Stocks—0.6%
AbitibiBowater, Inc.[2]	88,383		$1,285,973
American Media Operations, Inc. [2]	161,731		2,587,696
Arco Capital Corp. Ltd.[2,6]	690,638		1,381,276
Dana Holding Corp.[2]	72,775		884,216
Gaylord Entertainment Co., Cl. A2	43,813		1,057,646
Global Aviation Holdings, Inc.[2]	100		1,000
Greektown Superholdings, Inc. [2]	3,450		208,932
Huntsman Corp.	25,585		255,850
Kaiser Aluminum Corp.	229		10,507
LyondellBasell Industries NV, Cl. A	45,017		1,462,602
MHP SA, GDR[2,4]	56,610		606,293
Orbcomm, Inc.[2]	375		1,121
Premier Holdings Ltd.[2]	18,514		—
Range Resources Corp.	7,593		470,310
Solutia, Inc.[2]	21,182		366,025
Visteon Corp. [2]	36,636		1,829,602
Walter Industries, Inc.	3,907		236,608
Whiting Petroleum Corp.[2]	7,858		366,890

Total Common Stocks (Cost $27,341,263)			13,012,547

	Units

Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17 [2] (Cost $3,162,655)	11,668		420

	Principal
	Amount

Structured Securities—5.6%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	13,870,000,000	IDR	2,067,613
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25	10,380,000,000	IDR	1,579,752
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30	2,650,000,000	IDR	395,038
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25	2,650,000,000	IDR	403,309
Russian Federation Total Return Linked Bonds, 7.15%, 1/25/13[3]	57,980,000	RUR	1,811,650
Russian Federation Total Return Linked Bonds, 6.70%, 2/8/13[3]	59,410,000	RUR	1,847,108
Citigroup Funding, Inc.:
ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15[3,6]	19,220,000	RUR	601,296
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25	2,100,000,000	IDR	$319,603
Russian Federation Credit Linked Bonds, 6.70%, 2/8/133,6	39,820,000	RUR	1,238,347
Citigroup Global Markets Holdings, Inc.:
Adira Dinamika Multi Finance Credit Linked Nts., 6.75%, 1/5/12[4]	34,400,000,000	IDR	3,794,907
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[6]	3,255,000,000	COP	2,024,781
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	10,368,000,000	COP	6,359,928
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	2,665,000,000	COP	1,656,246
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12[6]	49,300,000	DOP	1,278,000
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11[5]	53,910,000	RUR	5,022
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12[3]	81,784,500	RUR	2,501,736
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[5]	97,250,000	RUR	302
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/27/12	42,600,000	RUR	1,289,747
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[3]	41,550,000	RUR	1,328,919
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[3]	30,880,000	RUR	987,654
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[3]	44,460,000	RUR	1,421,991
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[6,13]	1,831,327		1,232,704
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[6,13]	2,333,393		1,570,655
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[6,13]	2,014,511		1,356,009
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[6,13]	1,800,719		1,212,101
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[6,13]	2,242,041		1,509,164

26  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Structured Securities Continued
Deutsche Bank AG: Continued
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[6,13]	$2,558,949		$1,722,481
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[6,13]	2,044,301		1,376,061
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[6,13]	1,921,557		1,293,439
Coriolanus Ltd. Sec. Credit Linked Nts., 12.424%, 12/31/17[6]	15,420,000	BRR	9,946,565
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[3]	38,600,000	RUR	1,236,844
JSC Gazprom Total Return Linked Nts., Series 4, 13.12%, 6/28/12[3]	45,990,000	RUR	1,473,639
JSC VTB Bank Credit Linked Nts., 12%, 6/19/12[3,6]	20,500,000	UAH	2,454,472
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.287%, 5/22/15[3,6]	697,693	MXN	48,425
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.287%, 5/22/15[3,6]	1,220,632	MXN	84,720
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.287%, 5/22/15[3,6]	18,404,162	MXN	1,277,379
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.287%, 5/22/15[3,6]	1,341,270	MXN	93,094
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.287%, 5/22/15[3,6]	974,458	MXN	67,634
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.287%, 5/22/15[3,6]	622,337	MXN	43,195
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.287%, 5/22/15[3,6]	114,609	MXN	7,955
Eirles Two Ltd. Sec. Nts.:
Series 324, 3.798%, 4/30/12[3,6]	4,100,000		3,767,900
Series 335, 2.248%, 4/30/12[3,6]	6,300,000		6,016,500
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37[6,13]	63,720,800,000	COP	1,738,886
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.838%, 12/20/17[3,6]	6,250,000		5,174,375
Series 2008-01, 9.888%, 8/2/10[5,6,13]	14,337,604	BRR	768,669
Series 2008-2A, 8.14%, 9/17/13[3,6]	12,143,750		6,820,359
HSBC Bank USA NA:
Indonesia (Republic of) Credit Linked Nts., Series 2, 8.25%, 7/15/21[4]	13,360,000,000	IDR	1,709,137
Indonesia (Republic of) Credit Linked Nts., Series 2, 9.50%, 7/15/31[4]	13,330,000,000	IDR	1,852,308
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[6]	1,315,000,000	COP	817,423
Indonesia (Republic of) Credit Linked Bonds, 8.25%, 7/19/21[4]	15,945,000,000	IDR	2,039,835
Indonesia (Republic of) Credit Linked Bonds, Series 10, 8.25%, 7/19/21[4]	5,350,000,000	IDR	684,422
Indonesia (Republic of) Credit Linked Bonds, Series 11, 8.25%, 7/19/21[4]	3,070,000,000	IDR	392,743
Indonesia (Republic of) Credit Linked Bonds, Series 6, 8.25%, 7/19/21[4]	10,090,000,000	IDR	1,290,808
Indonesia (Republic of) Credit Linked Bonds, Series 7, 8.25%, 7/19/21[4]	22,680,000,000	IDR	2,901,439
Indonesia (Republic of) Credit Linked Bonds, Series 9, 8.25%, 7/19/21[4]	3,970,000,000	IDR	507,880
Indonesia (Republic of) Credit Linked Nts., Series 4, 11%, 9/17/25	32,670,000,000	IDR	4,972,109
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25[4]	2,100,000,000	IDR	319,603
JPMorgan Chase Bank NA:
Indonesia (Republic of) Credit Linked Nts., Series 1, 9.50%, 7/17/31[4]	4,222,000,000	IDR	586,680
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30[4]	17,135,000,000	IDR	2,554,329
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13[3,4]	39,840,000	RUR	1,238,351
Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13[3,6]	48,970,000	RUR	1,528,982
LB Peru Trust II Certificates, Series 1998-A, 4.534%, 2/28/16[5,13]	363,871		36,387
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12[6]	1,089,830		331,962
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[6]	1,784,000,000	COP	930,515
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[4]	4,885,000	PEN	1,344,394
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	62,606,453	RUR	931,673
Morgan Stanley Capital Services, Inc.:
Brazil (Federative Republic of) Credit Linked Nts., 12.551%, 1/5/22[4,13]	28,914,000	BRR	2,163,996
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[4]	2,000,000		1,568,000
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.038%, 1/25/12[6,13]	1,710,000	GHS	1,036,743
UBS AG:
Indonesia (Republic of) Total Return Linked Nts., 8.25%, 7/19/21	19,270,000,000	IDR	2,465,200

27  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Structured Securities Continued
UBS AG: Continued
Indonesia (Republic of) Total Return Linked Nts., Series 1, 9.50%, 7/17/31	14,700,000,000 IDR	$2,042,680
Indonesia (Republic of) Total Return Linked Nts., Series 3, 8.25%, 7/19/21	2,970,000,000 IDR	379,950
Indonesia (Republic of) Total Return Linked Nts., Series 5, 8.25%, 7/19/21	23,105,000,000 IDR	2,955,809
Indonesia (Republic of) Total Return Linked Nts., Series 999, 9.50%, 7/17/31	18,212,000,000 IDR	2,530,700

Total Structured Securities (Cost $155,955,100)		127,320,232

	Expiration	Strike
	Date	Price		Contracts

Options Purchased—0.2%
Australian Dollar (AUD) Call[2]	1/13/12	$1.040		1,905,000	6,373
Australian Dollar (AUD) Call[2]	1/13/12	1.040		1,905,000	6,373
Australian Dollar (AUD) Call[2]	1/13/12	1.040		2,930,000	9,802
Australian Dollar (AUD) Call[2]	1/17/12	1.040		950,000	4,215
Australian Dollar (AUD) Futures, 3/19/12 Put[2]	1/9/12	95.000		95	475
Australian Dollar (AUD) Futures, 3/19/12 Put[2]	1/9/12	99.000		48	5,760
Australian Dollar (AUD) Futures, 3/19/12 Put[2]	1/9/12	89.000		49	245
Euro (EUR) 90 Day Futures, 3/19/12 Put[2]	1/16/12	99.250		179	3,356
Euro (EUR) 90 Day Futures, 3/19/12 Put[2]	2/13/12	99.250		179	12,306
Euro (EUR) Call[2]	1/13/12	1.390		950,000	9
Euro (EUR) Call[2]	1/13/12	1.450		950,000	—
Euro (EUR) Call[2]	1/18/12	1.400		955,000	23
Euro (EUR) FX Futures, 3/19/12 Put[2]	3/12/12	1.310		36	176,850
Euro-Bundesobligation Futures, 3/8/12 Call[2]	1/30/12	143.000 EUR		136	35,204
Euro-Bundesobligation Futures, 3/8/12 Put[2]	1/30/12	130.000 EUR		484	18,792
Euro-Bundesobligation Futures, 3/8/12 Put[2]	1/30/12	132.000 EUR		484	37,585
Euro-Bundesobligation Futures, 3/8/12 Put[2]	1/30/12	135.000 EUR		97	32,641
Euro-Bundesobligation Futures, 3/8/12 Put[2]	2/27/12	133.000 EUR		98	43,124
Euro-Bundesobligation Futures, 3/8/12 Put[2]	2/27/12	134.000	EUR	433	263,392
Indonesia Rupiah (IDR) Put[2]	1/27/12	9,300,000	IDR	61,700,000,000	70,338
Indonesia Rupiah (IDR) Put[2]	1/27/12	9,300,000	IDR	30,900,000,000	35,226
Indonesia Rupiah (IDR) Put[2]	1/30/12	9,300,000	IDR	30,800,000,000	33,880
Japanese Yen (JPY) Futures, 3/19/12 Put[2]	1/9/12	127.500		24	2,400
Japanese Yen (JPY) Futures, 3/19/12 Put[2]	1/9/12	126.500		4	250
Japanese Yen (JPY) Futures, 3/19/12 Put[2]	1/9/12	127.000		41	3,075
Japanese Yen (JPY) Futures, 3/19/12 Put[2]	1/9/12	128.000		3	413
Japanese Yen (JPY) Futures, 3/19/12 Put[2]	2/6/12	127.000		20	9,250
Japanese Yen (JPY) Futures, 3/19/12 Put[2]	3/12/12	127.500		20	24,250
Japanese Yen (JPY) Futures, 3/19/12 Put[2]	3/12/12	127.000		56	58,800
Japanese Yen (JPY) Put[2]	10/23/12	85.000	JPY	322,000,000	36,892
Mexican Nuevo Peso (MXN) Call[2]	1/18/12	12.950	MXN	64,860,000	385
Mexican Nuevo Peso (MXN) Call[2]	1/18/12	12.950	MXN	64,860,000	385
New Zealand Dollar (NZD) Call[2]	1/13/12	0.840		2,860,000	32
New Zealand Dollar (NZD) Call[2]	1/17/12	0.840		2,800,000	119
New Zealand Dollar (NZD) Call[2]	1/17/12	0.840		2,855,000	121
South Korean Won (KRW) Call[2]	1/19/12	1,120.000	KRW	1,219,000,000	1,158
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Call[2]	1/30/12	131.000		222	190,781
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Put[2]	1/30/12	125.000		467	7,297
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Put[2]	1/30/12	125.500		188	2,938
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Put[2]	1/30/12	127.500		13	813
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Put[2]	1/30/12	128.000		664	62,250
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Put[2]	1/30/12	128.500		117	14,625

28  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Expiration	Strike
	Date	Price	Contracts	Value

Options Purchased Continued
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Put[2]	1/30/12	$129.500	58	$15,406
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Put[2]	2/27/12	123.500	89	5,563
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Put[2]	2/27/12	125.500	89	9,734
U.S. Treasury Nts. Futures, 10 yr., 3/21/12 Put[2]	2/27/12	126.500	9	1,406
U.S. Treasury Nts., 3.125%, 11/15/41 Call [2]	5/30/12	103.470	70,500,000	4,428,281

Total Options Purchased (Cost $8,462,954)				5,672,593

	Exercise		Notional
	Date		Amount

Swaptions Purchased—0.2%
Goldman Sachs Group, Inc. (The); Interest Rate Swaption (European); Swap Terms; Paid: 2.495%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/22/222	11/23/12	2.500	$37,700,000	1,002,622
UBS AG; Interest Rate Swaption (European); Swap Terms; Paid: 2.215%; Received:
Three-Month USD BBA LIBOR; Termination Date: 12/4/222	12/3/12	2.220	96,515,000	3,449,483

Total Swaptions Purchased (Cost $6,458,261)				4,452,105

	Shares	Value

Investment Companies—19.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[1,18]	27,393,119	$27,393,119
Oppenheimer Master Event-Linked Bond Fund, LLC[1]	4,827,322	54,385,728
Oppenheimer Master Loan Fund, LLC[1]	29,466,809	351,705,692
Oppenheimer Short Duration Fund, Cl. Y1	1,001,329	10,013,286

Total Investment Companies (Cost $453,272,500)		443,497,825
Total Investments, at Value (Cost $2,467,842,455)	103.2%	2,325,918,740
Liabilities in Excess of Other Assets	(3.2)	(72,928,642)

Net Assets	100.0%	$2,252,990,098

29  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
*December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SGD	Singapore Dollar
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
ZAR	South African Rand
1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	83,436,389	624,478,359	680,521,629	27,393,119
Oppenheimer Global Strategic Bond Fund/VA	—	15,000	—	15,000
(Cayman) Ltd.[a]
Oppenheimer Master Event-Linked Bond Fund, LLC	1,103,918	3,723,404	—	4,827,322
Oppenheimer Master Loan Fund, LLC	29,466,809	—	—	29,466,809
Oppenheimer Short Duration Fund, Cl. Y	—	1,001,329	—	1,001,329

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E	$27,393,119	$89,809		$—
Oppenheimer Global Strategic Bond Fund/VA	1,482,519	—		—
(Cayman) Ltd.[a]
Oppenheimer Master Event-Linked Bond Fund, LLC	54,385,728	4,073,320	[b]	(2,323,415)[b]
Oppenheimer Master Loan Fund, LLC	351,705,692	27,436,119	[c]	455,054 [c]
Oppenheimer Short Duration Fund, Cl. Y	10,013,286	18,665		—

	$444,980,344	$31,617,913		$(1,868,361)

a.	Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2.	Non-income producing security.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $374,254,289 or 16.61% of the Fund’s net assets as of December 30, 2011.

5.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6.	Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $80,967,420, which represents 3.59% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Arco Capital Corp. Ltd.	2/27/07	$10,359,570	$1,381,276	$(8,978,294)
Citigroup Funding, Inc., ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15	3/1/11	679,152	601,296	(77,856)
Citigroup Funding, Inc., Russian Federation Credit Linked Bonds, 6.70%, 2/8/13	3/2/11	1,411,191	1,238,347	(172,844)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	1,376,941	2,024,781	647,840
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	3/7/07	1,479,820	1,278,000	(201,820)

30  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16	4/21/10-5/3/11	$2,685,164	$2,658,148	$(27,016)
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.794%, 1/27/37	5/29/08	968,781	605,015	(363,766)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	1,239,751	1,232,704	(7,047)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	1,262,351	1,293,439	31,088
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	1,351,510	1,376,061	24,551
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	1,695,487	1,722,481	26,994
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	1,492,145	1,509,164	17,019
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	1,204,077	1,212,101	8,024
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	1,351,634	1,356,009	4,375
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	1,571,099	1,570,655	(444)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 12.424%, 12/31/17	9/19/07	6,852,465	9,946,565	3,094,100
Deutsche Bank AG, JSC VTB Bank Credit Linked Nts., 12%, 6/19/12	6/30/11	2,586,915	2,454,472	(132,443)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.287%, 5/22/15	5/21/08	67,269	48,425	(18,844)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.287%, 5/22/15	6/12/08	117,680	84,720	(32,960)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.287%, 5/22/15	6/18/08	1,785,486	1,277,379	(508,107)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.287%, 5/22/15	7/8/08	130,028	93,094	(36,934)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.287%, 5/22/15	7/15/08	94,626	67,634	(26,992)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.287%, 5/22/15	8/8/08	61,263	43,195	(18,068)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.287%, 5/22/15	8/22/08	11,304	7,955	(3,349)
Eirles Two Ltd. Sec. Nts., Series 324, 3.798%, 4/30/12	4/17/07	4,100,884	3,767,900	(332,984)
Eirles Two Ltd. Sec. Nts., Series 335, 2.248%, 4/30/12	9/17/07	6,282,061	6,016,500	(265,561)
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25	8/17/00	1,820,063	—	(1,820,063)
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21	11/3/11-12/16/11	870,449	885,225	14,776
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37	1/18/07	6,374,568	1,738,886	(4,635,682)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.838%, 12/20/17	12/13/07	6,250,000	5,174,375	(1,075,625)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10	4/18/08-10/1/08	7,188,001	768,669	(6,419,332)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 8.14%, 9/17/13	10/23/08	12,215,603	6,820,359	(5,395,244)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.152%, 8/15/22	11/6/07	7,001,104	5,115,500	(1,885,604)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.452%, 8/15/22	6/8/07	5,270,000	3,320,100	(1,949,900)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.452%, 8/15/22	6/8/07	5,270,000	3,425,500	(1,844,500)
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	902,343	817,423	(84,920)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13	2/28/11	1,714,455	1,528,982	(185,473)
JPMorgan Hipotecaria su Casita, 7.973% Sec. Nts., 8/26/35	3/21/07	526,714	466,307	(60,407)
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12	6/20/07	1,091,362	331,962	(759,400)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	762,393	930,515	168,122
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	66,025	6,007	(60,018)
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15	3/7/11-4/6/11	1,364,632	907,500	(457,132)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	227,780	225,476	(2,304)
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	9/22/10-9/23/10	2,614,264	2,600,575	(13,689)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 10.038%, 1/25/12	9/16/11	1,085,794	1,036,743	(49,051)

		$115,076,879	$80,967,420	$(34,109,459)

7.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

8.	When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See Note 1 of the accompanying Notes.

31  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT O F INVESTMENTS Continued
Footnotes to Statement of Investments Continued
9.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,129,464 or 0.45% of the Fund’s net assets as of December 30, 2011.

10.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

11.	All or a portion of the security position is held in collateral accounts to cover the Fund’s obligations under certain derivative contracts. The aggregate market value of such securities is $5,763,355 See Note 5 of the accompanying Notes.

12.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $12,776,418. See Note 5 of the accompanying Notes.

13.	Zero coupon bond reflects effective yield on the date of purchase.

14.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15.	Interest or dividend is paid-in-kind, when applicable.

16.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

17.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

18.	Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,482,519	$—	$1,482,519
Asset-Backed Securities	—	10,763,457	11,861,100	22,624,557
Mortgage-Backed Obligations	—	447,222,572	1,423,222	448,645,794
U.S. Government Obligations	—	180,362,405	—	180,362,405
Foreign Government Obligations	—	468,074,488	—	468,074,488
Loan Participations	—	20,877,949	—	20,877,949
Corporate Bonds and Notes	—	584,115,534	—	584,115,534
Preferred Stocks	—	2,811,212	2,968,560	5,779,772
Common Stocks	7,004,041	5,798,574	209,932	13,012,547
Rights, Warrants and Certificates	—	—	420	420
Structured Securities	—	120,126,200	7,194,032	127,320,232
Options Purchased	1,038,981	4,633,612	—	5,672,593
Swaptions Purchased	—	4,452,105	—	4,452,105
Investment Companies	37,406,405	406,091,420	—	443,497,825

Total Investments, at Value	45,449,427	2,256,812,047	23,657,266	2,325,918,740

Other Financial Instruments:
Appreciated swaps, at value	—	4,059,953	—	4,059,953
Depreciated swaps, at value	—	1,058,863	—	1,058,863
Futures margins	919,349	—	—	919,349
Foreign currency exchange contracts	—	6,674,020	—	6,674,020

Total Assets	$46,368,776	$2,268,604,883	$23,657,266	$2,338,630,925

32  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(2,186,195)	$—	$(2,186,195)
Depreciated swaps, at value	—	(3,188,215)	—	(3,188,215)
Appreciated options written, at value	(1,271,573)	(155,575)	—	(1,427,148)
Depreciated options written, at value	(937,077)	—	—	(937,077)
Appreciated swaptions written, at value	—	(1,798,390)	—	(1,798,390)
Depreciated swaptions written, at value	—	(5,770,471)	—	(5,770,471)
Futures margins	(289,872)	—	—	(289,872)
Foreign currency exchange contracts	—	(9,409,937)	—	(9,409,937)

Total Liabilities	$(2,498,522)	$(22,508,783)	$—	$(25,007,305)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into		Transfers out of	Transfers into		Transfers out of
	Level 1	Level 2		Level 2	Level 3		Level 3

Assets Table
Investments, at Value:
Common Stocks	$—	$1,381,276	[a]	$—	$—		$(1,381,276)[a]
Structured Securities	—	—		(13,653,340)[b]	13,653,340	[b]	—
Investment Companies	(353,953,479)[c]	353,953,479	[c]	—	—		—

Total Assets	$(353,953,479)	$355,334,755		$(13,653,340)	$13,653,340		$(1,381,276)

a.	Transferred from Level 3 to Level 2 because of the presence of observable market data due to an increase in market activity for these securities.

b.	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

c.	Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/
			Unrealized	(Amortization)						Value as of
	Value as of	Realized	Appreciation/	of Premium/			Transfers into		Transfers out	December 30,
	December 31, 2010	Gain (Loss)	Depreciation	Discount		Sales	Level 3		of Level 3	2011

Assets Table
Investments, at Value:
Asset-Backed Securities	$10,800,935	$755	$1,241,950	$48,178	[a]	$(230,718)	$—		$—	$11,861,100
Mortgage-Backed Obligations	1,581,294	—	(172,330)	14,258	[a]	—	—		—	1,423,222
Corporate Bonds and Notes	1,744,997	(672,002)	959,482	—		(932,477)	—		(1,100,000)[b]	—
Preferred Stocks	4,844,088	(537,064)	(1,338,464)	—		—	—		—	2,968,560
Common Stocks	4,360,342	(34,604)	1,807,026	—		—	—		(5,922,832)[c]	209,932
Rights, Warrants and Certificates	423	(2,025)	2,022	—		—	—		—	420
Structured Securities	1,288,812	—	(7,724,149)	(23,971)[a]		—	13,653,340	[d]	—	7,194,032

Total Assets	$24,620,891	$(1,244,940)	$(5,224,463)	$38,465		$(1,163,195)	$13,653,340		$(7,022,832)	$23,657,266

a.	Included in net investment income.

b.	Transferred from Level 3 because of the presence of observable market data due to a increase in market activity for these securities.

c.	Transferred from Level 3 because of the presence of a readily available unadjusted quoted market price for these securities.

d.	Transferred to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

33  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at December 30, 2011 includes:

Change in unrealized
appreciation/depreciation

Asset-Backed Securities	$1,241,922
Mortgaged-Backed Obligations	163,795
Preferred Stocks	(1,591,440)
Common Stocks	(131,997)
Rights, Warrants and Certificates	(3,162,235)
Structured Securities	(5,118,148)

Total	$(8,598,103)

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,459,325,704	62.7%
Brazil	105,338,135	4.5
Mexico	73,287,695	3.2
Indonesia	70,507,170	3.0
Russia	68,431,158	2.9
South Africa	61,644,107	2.7
Turkey	48,871,322	2.1
Japan	45,697,193	2.0
Poland	30,757,036	1.3
Colombia	30,058,184	1.3
Peru	29,343,556	1.3
Venezuela	25,051,324	1.1
Supranational	21,977,462	1.0
Ukraine	21,438,904	0.9
Kazakhstan	19,174,862	0.8
United Kingdom	17,548,593	0.8
Hungary	16,993,020	0.7
Philippines	16,534,138	0.7
Canada	14,905,812	0.6
India	14,575,095	0.6
Argentina	13,200,162	0.6
Italy	11,423,076	0.5
Malaysia	9,438,677	0.4
Australia	8,738,487	0.4
Uruguay	8,540,407	0.4
Germany	7,694,825	0.3
The Netherlands	7,634,515	0.3
Panama	5,888,838	0.3
Israel	5,870,139	0.3
Dominican Republic	5,691,347	0.3
Korea, Republic of South	5,151,009	0.2
France	5,027,561	0.2
Chile	4,984,693	0.2
Spain	4,687,934	0.2
Qatar	4,073,388	0.2
Belgium	3,888,283	0.2
Luxembourg	3,371,471	0.2

34   |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Geographic Holdings Continued	Value	Percent

Sri Lanka	$3,313,561	0.1%
Trinidad & Tobago	2,933,350	0.1
Austria	2,820,052	0.1
Ghana	2,692,243	0.1
United Arab Emirates	1,766,050	0.1
Nigeria	1,687,950	0.1
Norway	907,500	—
Denmark	891,607	—
Greece	693,199	—
Finland	612,819	—
Singapore	432,736	—
Ivory Coast	209,575	—
European Union	192,544	—
New Zealand	272	—

Total	$2,325,918,740	100.0

Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Bank of America:
British Pound Sterling (GBP)	Sell	10	GBP	1/25/12	$15,526	$42	$—
Euro (EUR)	Sell	4,585	EUR	1/23/12-1/27/12	5,935,181	357,380	—
Hungarian Forint (HUF)	Sell	1,760,000	HUF	1/11/12	7,221,407	579,323	—
New Turkish Lira (TRY)	Sell	13,320	TRY	4/25/12	6,850,184	110,883	—
Peruvian New Sol (PEN)	Sell	18,570	PEN	1/17/12	6,876,025	—	98,324
Singapore Dollar (SGD)	Buy	7,180	SGD	1/17/12	5,535,324	—	83,269
South African Rand (ZAR)	Sell	118,740	ZAR	2/15/12	14,597,856	161,072	—
South Korean Won (KRW)	Buy	10,249,000	KRW	1/17/12-1/25/12	8,879,720	83,586	—
South Korean Won (KRW)	Sell	1,262,000	KRW	1/25/12	1,093,390	—	1,695
Swedish Krona (SEK)	Sell	4,360	SEK	1/27/12	632,599	3,544	—
Swiss Franc (CHF)	Sell	2,380	CHF	1/27/12	2,535,041	20,499	—

						1,316,329	183,288
Bank of America EM
Colombian Peso (COP)	Buy	294,000	COP	2/1/12	152,392	—	177
Bank Paribas Asia — FGN:
Euro (EUR)	Sell	915	EUR	1/25/12	1,184,440	60,380	—
Swiss Franc (CHF)	Sell	610	CHF	1/25/12	649,714	—	3,297

						60,380	3,297
Barclay’s Capital:
Chilean Peso (CLP)	Sell	330,000	CLP	1/20/12	633,262	—	13,195
Euro (EUR)	Buy	60	EUR	2/1/12	77,672	—	1,925
Euro (EUR)	Sell	3,340	EUR	1/25/12-2/1/12	4,323,560	122,056	—
Hungarian Forint (HUF)	Buy	42,000	HUF	1/11/12	172,329	—	7,134
Hungarian Forint (HUF)	Sell	336,000	HUF	6/12/12	1,356,545	376,754	—
Israeli Shekel (ILS)	Sell	2,030	ILS	4/2/13	530,173	5,744	—
Norwegian Krone (NOK)	Buy	2,600	NOK	2/1/12	434,233	—	13,462
Norwegian Krone (NOK)	Sell	2,300	NOK	1/25/12	384,226	11,948	—
Polish Zloty (PLZ)	Sell	4,060	PLZ	1/11/12-2/1/12	1,174,526	25,929	188
Russian Ruble (RUR)	Buy	3,840	RUR	1/19/12	118,909	—	2,571
Russian Ruble (RUR)	Sell	657,370	RUR	1/11/12-2/2/12	20,341,554	409,075	241,848
Swedish Krona (SEK)	Buy	133,780	SEK	2/1/12-2/10/12	19,398,624	—	888,051

						951,506	1,168,374

35  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENTOF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Citigroup:
British Pound Sterling (GBP)	Buy	380	GBP	2/1/12	$589,960	$1,491	$—
Czech Koruna (CZK)	Sell	3,510	CZK	2/1/12	177,703	1,973	—
Euro (EUR)	Sell	12,775	EUR	1/23/12-5/10/12	16,537,568	456,517	—
Hungarian Forint (HUF)	Buy	356,000	HUF	1/11/12	1,460,694	—	64,349
Hungarian Forint (HUF)	Sell	494,000	HUF	1/11/12-6/12/12	2,013,507	270,592	—
Mexican Nuevo Peso (MXN)	Buy	14,200	MXN	1/11/12	1,016,565	—	37,314
Mexican Nuevo Peso (MXN)	Sell	59,100	MXN	1/11/12-2/1/12	4,230,808	97,416	—
New Taiwan Dollar (TWD)	Sell	135,000	TWD	2/8/12	4,462,176	5,064	—
Norwegian Krone (NOK)	Buy	2,300	NOK	1/25/12	384,226	—	27,359
South African Rand (ZAR)	Sell	16,860	ZAR	3/12/12	2,065,196	—	28,098
Swedish Krona (SEK)	Sell	6,800	SEK	2/1/12	986,374	—	15,877
Swiss Franc (CHF)	Sell	520	CHF	1/17/12	553,774	4,004	—

						837,057	172,997

Citigroup EM:
Brazilian Real (BRR)	Buy	7,860	BRR	1/4/12-2/2/12	4,179,040	—	22,820
Brazilian Real (BRR)	Sell	18,980	BRR	1/4/12-2/2/12	10,091,372	55,105	—
Chilean Peso (CLP)	Buy	330,000	CLP	1/20/12	633,262	—	5,653
Colombian Peso (COP)	Sell	4,947,000	COP	2/1/12-2/9/12	2,563,065	893	9,744
Egyptian Pounds (EGP)	Buy	17,580	EGP	2/13/12	2,774,947	—	62,274
Mexican Nuevo Peso (MXN)	Sell	34,200	MXN	1/11/12	2,448,347	—	58,909

						55,998	159,400

Credit Suisse:
Malaysian Ringgit (MYR)	Buy	59,510	MYR	1/31/12	18,730,664	5,058	153,950
New Turkish Lira (TRY)	Sell	4,880	TRY	7/17/13	2,301,945	61,632	—
South African Rand (ZAR)	Sell	107,450	ZAR	1/11/12	13,284,412	—	120,391
Swiss Franc (CHF)	Sell	680	CHF	2/1/12	724,368	17,775	625

						84,465	274,966

Credit Suisse EM
Russian Ruble (RUR)	Buy	13,010	RUR	1/24/12	402,573	—	9,396

Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Sell	5,245	AUD	1/27/12	5,346,570	61,025	—
Canadian Dollar (CAD)	Buy	210	CAD	1/24/12	206,020	—	1,876
Chinese Renminbi (Yuan) (CNY)	Buy	27,950	CNY	1/6/12	4,440,032	101,794	—
Euro (EUR)	Sell	17,540	EUR	1/25/12	22,705,012	708,376	—
Hungarian Forint (HUF)	Sell	1,025,000	HUF	1/11/12	4,205,649	309,770	—
Mexican Nuevo Peso (MXN)	Sell	800	MXN	2/1/12	57,164	—	1,244
Polish Zloty (PLZ)	Sell	17,210	PLZ	1/11/12	4,981,886	45,162	—
Singapore Dollar (SGD)	Buy	110	SGD	1/17/12	84,803	288	—
South African Rand (ZAR)	Sell	106,440	ZAR	3/12/12	13,037,927	—	85,556

						1,226,415	88,676

Deutsche Bank EM:
Chinese Renminbi (Yuan) (CNY)	Sell	27,950	CNY	1/6/12	4,440,032	—	75,099
Egyptian Pounds (EGP)	Buy	9,810	EGP	1/9/12	1,605,815	—	7,672
Israeli Shekel (ILS)	Sell	3,010	ILS	3/30/12	788,712	11,224	—
Mexican Nuevo Peso (MXN)	Sell	32,570	MXN	3/15/12	2,319,919	27,046	—
New Turkish Lira (TRY)	Buy	31,670	TRY	2/10/12	16,559,943	—	972,165
Singapore Dollar (SGD)	Buy	4,470	SGD	1/17/12	3,446,086	—	65,580
South African Rand (ZAR)	Buy	35,220	ZAR	2/14/12	4,330,538	113,382	—
South Korean Won (KRW)	Buy	3,298,000	KRW	1/25/12	2,857,371	—	28,019

						151,652	1,148,535

36  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Goldman Sachs EM:
Brazilian Real (BRR)	Sell	16,530	BRR	2/2/12	$8,788,745	$38,554	$—
Mexican Nuevo Peso (MXN)	Buy	117,800	MXN	1/11/12	8,433,195	—	365,913
Mexican Nuevo Peso (MXN)	Sell	71,200	MXN	1/11/12	5,097,143	—	69,711
New Turkish Lira (TRY)	Buy	13,545	TRY	1/18/12	7,120,647	—	38,822
Polish Zloty (PLZ)	Sell	16,855	PLZ	1/11/12	4,879,122	187,917	—

						226,471	474,446

Goldman, Sachs & Co.:
British Pound Sterling (GBP)	Sell	2,285	GBP	1/27/12-2/1/12	3,547,682	90,107	—
Canadian Dollar (CAD)	Buy	10	CAD	2/1/12	9,809	263	—
Canadian Dollar (CAD)	Sell	130	CAD	2/1/12	127,513	—	3,412
Euro (EUR)	Buy	17,400	EUR	1/27/12-2/10/12	22,526,182	—	1,273,203
Euro (EUR)	Sell	7,459	EUR	1/3/12-2/27/12	9,655,450	289,716	—
Hungarian Forint (HUF)	Buy	288,000	HUF	1/11/12	1,181,685	—	56,877
Hungarian Forint (HUF)	Sell	30,000	HUF	1/11/12	123,092	5,019	—
Japanese Yen (JPY)	Buy	518,000	JPY	1/27/12	6,732,713	—	119,773
Japanese Yen (JPY)	Sell	1,763,000	JPY	1/17/12-2/2/12	22,913,659	—	296,809
Mexican Nuevo Peso (MXN)	Sell	143,650	MXN	1/11/12	10,283,773	245,690	—
New Turkish Lira (TRY)	Buy	15,480	TRY	1/18/12-4/25/12	8,039,285	—	149,828
New Zealand Dollar (NZD)	Buy	230	NZD	2/1/12	178,608	4,411	—
New Zealand Dollar (NZD)	Sell	320	NZD	2/1/12	248,498	—	6,137
Swedish Krona (SEK)	Buy	6,340	SEK	1/25/12	919,981	—	27,065
Swedish Krona (SEK)	Sell	22,920	SEK	1/27/12	3,325,498	28,854	—
Swiss Franc (CHF)	Sell	2,370	CHF	1/27/12	2,524,389	3,239	—

						667,299	1,933,104

HSBC EM
New Turkish Lira (TRY)	Sell	19,280	TRY	1/18/12-7/17/13	9,890,966	270,575	—

JP Morgan Chase:
Australian Dollar (AUD)	Buy	10	AUD	2/1/12	10,188	553	—
Australian Dollar (AUD)	Sell	1,005	AUD	1/18/12-2/1/12	1,025,508	—	4,295
Canadian Dollar (CAD)	Buy	990	CAD	1/18/12	971,373	—	2,599
Canadian Dollar (CAD)	Sell	260	CAD	1/24/12	255,073	4,476	—
Euro (EUR)	Buy	1,905	EUR	1/27/12	2,466,000	—	85,626
Hungarian Forint (HUF)	Buy	1,069,000	HUF	1/11/12	4,386,184	—	9,556
Indian Rupee (INR)	Sell	8,980	INR	1/31/12	167,945	10,761	—
Mexican Nuevo Peso (MXN)	Buy	5,000	MXN	2/1/12	357,274	—	6,396
Mexican Nuevo Peso (MXN)	Sell	3,400	MXN	2/1/12	242,947	4,901	—
Philippines Peso (PHP)	Sell	123,000	PHP	1/23/12	2,801,759	—	9,478
Polish Zloty (PLZ)	Sell	15,140	PLZ	1/11/12	4,382,671	12,449	—
Russian Ruble (RUR)	Sell	3,840	RUR	1/19/12	118,909	642	—
South African Rand (ZAR)	Buy	141,735	ZAR	2/10/12	17,436,978	—	372,283
South Korean Won (KRW)	Sell	1,151,000	KRW	1/25/12	997,221	2,866	—
Swedish Krona (SEK)	Buy	27,280	SEK	1/27/12	3,958,097	—	165,988

						36,648	656,221

JP Morgan EM:
Egyptian Pounds (EGP)	Buy	9,810	EGP	3/5/12	1,534,620	32,323	—
Egyptian Pounds (EGP)	Sell	9,810	EGP	1/9/12	1,605,815	7,672	—
Indonesia Rupiah (IDR)	Sell	53,215,000	IDR	3/19/12	5,821,881	—	53,317
South Korean Won (KRW)	Buy	334,000	KRW	1/25/12	289,376	—	5,157

						39,995	58,474
37 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Nomura Securities:
British Pound Sterling (GBP)	Buy	1,645	GBP	1/23/12-2/1/12	$2,554,107	$—	$2,995
British Pound Sterling (GBP)	Sell	830	GBP	1/25/12-2/1/12	1,288,637	10,217	213
Euro (EUR)	Sell	10,040	EUR	1/17/12	12,995,766	304,774	—
Hong Kong Dollar (HKD)	Sell	34,600	HKD	1/17/12	4,455,169	—	7,711
Indian Rupee (INR)	Buy	241,980	INR	1/31/12-2/8/12	4,519,169	—	133,546
Japanese Yen (JPY)	Buy	286,000	JPY	1/25/12	3,717,174	16,084	1,005
New Zealand Dollar (NZD)	Buy	320	NZD	2/1/12	248,498	6,967	—
New Zealand Dollar (NZD)	Sell	3,655	NZD	1/27/12-2/1/12	2,839,195	81,792	12,020
Norwegian Krone (NOK)	Buy	101,710	NOK	2/1/12-2/10/12	16,980,989	14	1,118,729
Norwegian Krone (NOK)	Sell	300	NOK	2/1/12	50,104	1,846	—
Singapore Dollar (SGD)	Sell	5,730	SGD	2/2/12	4,417,268	51,527	—
South Korean Won (KRW)	Buy	1,151,000	KRW	1/25/12	997,221	1,976	—
South Korean Won (KRW)	Sell	71,000	KRW	1/17/12	61,552	838	—
Swiss Franc (CHF)	Buy	435	CHF	5/10/12	464,598	—	21,811
Swiss Franc (CHF)	Sell	1,190	CHF	1/25/12	1,267,474	—	6,271

						476,035	1,304,301

RBS Greenwich Capital
Czech Koruna (CZK)	Sell	81,600	CZK	1/17/12	4,130,695	233,991	—

State Street
New Turkish Lira (TRY)	Buy	8,190	TRY	1/13/12	4,310,853	—	234,450

UBS Inv Bank EM
Polish Zloty (PLZ)	Buy	57,450	PLZ	2/10/12	16,582,128	—	1,483,910

Westpac:
Australian Dollar (AUD)	Buy	1,475	AUD	1/18/12-2/1/12	1,504,329	19,783	—
Australian Dollar (AUD)	Sell	1,095	AUD	1/17/12-2/1/12	1,116,992	—	26,330
British Pound Sterling (GBP)	Sell	1,440	GBP	1/17/12	2,235,949	10,944	—
Canadian Dollar (CAD)	Buy	1,630	CAD	1/24/12-2/1/12	1,598,982	4,806	4,509
Canadian Dollar (CAD)	Sell	3,745	CAD	1/17/12-2/1/12	3,674,478	—	24,893
Japanese Yen (JPY)	Buy	42,000	JPY	2/1/12	545,942	3,554	193
New Zealand Dollar (NZD)	Buy	150	NZD	2/1/12	116,484	117	—

						39,204	55,925

Total unrealized appreciation and depreciation						$6,674,020	$9,409,937

Futures Contracts as of December 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

DAX Index	Sell	20	3/16/12	$3,818,029	$(48,269)
Euro-Bundesobligation	Buy	26	3/8/12	4,678,755	148,703
Euro-Bundesobligation	Sell	43	3/8/12	6,962,700	(118,957)
Euro-Bundesobligation	Sell	67	3/8/12	12,056,792	(245,800)
Euro-Schatz	Sell	44	3/8/12	6,283,518	(21,405)
FTSE 100 Index	Buy	9	3/16/12	773,761	6,509
FTSE 100 Index	Sell	73	3/16/12	6,276,059	(89,048)
Japan (Government of) Mini Bonds, 10 yr.	Buy	40	3/8/12	7,406,002	27,324
NASDAQ 100 Index	Sell	165	3/16/12	7,505,850	(4,006)
NIKKEI 225 Index	Buy	14	3/8/12	769,391	2,043
NIKKEI 225 Index	Sell	61	3/8/12	6,696,765	148,275
Standard & Poor’s 500 E-Mini Index	Sell	298	3/16/12	18,663,740	(349,170)
U.S. Long Bonds	Buy	476	3/21/12	68,930,750	605,274

38  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Futures Contracts: Continued

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Nts., 2 yr.	Buy	382	3/30/12	$84,248,907	$11,596
U.S. Treasury Nts., 2 yr.	Sell	157	3/30/12	34,625,860	(9,109)
U.S. Treasury Nts., 5 yr.	Buy	1,206	3/30/12	148,648,922	712,535
U.S. Treasury Nts., 5 yr.	Sell	71	3/30/12	8,751,305	(35,570)
U.S. Treasury Nts., 10 yr.	Buy	1,052	3/21/12	137,943,500	1,454,392
U.S. Treasury Nts., 10 yr.	Sell	465	3/21/12	60,973,125	(316,664)
U.S. Treasury Ultra Bonds	Buy	197	3/21/12	31,556,938	191,835
United Kingdom Long Gilt	Sell	8	3/28/12	1,452,976	(20,523)

					$2,049,965

Written Options as of December 30, 2011 are as follows:

								Unrealized
		Number of	Exercise		Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price		Date	Received	Value	(Depreciation)

Australian Dollar (AUD)	Put	2,930,000	$0.920		1/13/12	$50,007	$(3)	$50,004
Australian Dollar (AUD)	Put	1,905,000	0.959		1/13/12	40,005	(279)	39,726
Australian Dollar (AUD)	Put	1,905,000	0.949		1/13/12	38,083	(97)	37,986
Australian Dollar (AUD)	Put	950,000	0.923		1/17/12	16,948	(12)	16,936
Australian Dollar (AUD) Futures	Put	144	93.000		1/9/12	54,429	(720)	53,709
Australian Dollar (AUD) Futures	Put	97	97.000		1/9/12	1,269	(1,455)	(186)
Euro (EUR)	Call	950,000	1.450		1/13/12	15,690	—	15,690
Euro (EUR)	Put	955,000	1.290		1/18/12	17,802	(11,775)	6,027
Euro (EUR) 90 Day Futures	Put	359	98.625		2/13/12	17,536	(2,244)	15,292
Euro (EUR) 90 Day Futures	Put	179	98.750		1/16/12	8,744	(1,119)	7,625
Euro (EUR) FX Futures	Put	72	1.210		3/12/12	92,735	(76,500)	16,235
Euro-Bundesobligation Futures	Call	272	142.000	EUR	1/30/12	149,532	(123,212)	26,320
Euro-Bundesobligation Futures	Call	131	141.000	EUR	1/30/12	89,508	(100,032)	(10,524)
Euro-Bundesobligation Futures	Call	96	141.000	EUR	2/27/12	136,921	(144,127)	(7,206)
Euro-Bundesobligation Futures	Call	337	140.000	EUR	2/27/12	440,769	(676,050)	(235,281)
Euro-Bundesobligation Futures	Put	968	131.000	EUR	1/30/12	288,529	(50,113)	238,416
Euro-Bundesobligation Futures	Put	194	130.500	EUR	2/27/12	93,545	(37,663)	55,882
Euro-Bundesobligation Futures	Put	145	133.000	EUR	1/30/12	71,810	(18,767)	53,043
Indonesia Rupiah (IDR)	Call	57,400,000,000	8,650.000	IDR	1/27/12	51,230	(574)	50,656
Indonesia Rupiah (IDR)	Call	28,700,000,000	8,650.000	IDR	1/27/12	25,283	(287)	24,996
Indonesia Rupiah (IDR)	Call	28,500,000,000	8,600.000	IDR	1/30/12	20,050	(285)	19,765
Indonesia Rupiah (IDR)	Put	66,500,000,000	10,020.000	IDR	1/27/12	56,744	(5,320)	51,424
Indonesia Rupiah (IDR)	Put	33,200,000,000	10,000.000	IDR	1/27/12	29,116	(2,988)	26,128
Indonesia Rupiah (IDR)	Put	33,000,000,000	9,950.000	IDR	1/30/12	23,879	(4,620)	19,259
Japanese Yen (JPY) Futures	Call	59	140.000		3/12/12	19,883	(13,275)	6,608
Japanese Yen (JPY) Futures	Call	10	139.000		3/12/12	2,475	(2,875)	(400)
Japanese Yen (JPY) Futures	Call	5	140.500		3/12/12	8,552	(1,000)	7,552
Japanese Yen (JPY) Futures	Put	59	121.000		3/12/12	12,167	(12,538)	(371)
Japanese Yen (JPY) Futures	Put	48	124.000		1/9/12	4,823	(1,200)	3,623
Japanese Yen (JPY) Futures	Put	48	125.500		1/9/12	4,139	(2,100)	2,039
Japanese Yen (JPY) Futures	Put	48	117.000		3/12/12	8,939	(3,600)	5,339
Japanese Yen (JPY) Futures	Put	39	123.000		2/6/12	7,750	(3,900)	3,850
Japanese Yen (JPY) Futures	Put	29	120.000		3/12/12	6,091	(4,713)	1,378
Japanese Yen (JPY) Futures	Put	17	123.000		1/9/12	1,291	(213)	1,078
Japanese Yen (JPY) Futures	Put	5	126.000		1/9/12	1,302	(250)	1,052
Mexican Nuevo Peso (MXN)	Call	61,760,000	12.330 MXN		1/18/12	87,105	(1)	87,104
Mexican Nuevo Peso (MXN)	Call	61,680,000	12.315 MXN		1/18/12	55,094	(1)	55,093
Mexican Nuevo Peso (MXN)	Put	70,120,000	14.000 MXN		1/18/12	104,178	(61,107)	43,071
Mexican Nuevo Peso (MXN)	Put	70,120,000	14.000 MXN		1/18/12	84,044	(61,107)	22,937
New Zealand Dollar (NZD)	Put	2,860,000	0.753		1/13/12	42,613	(3,548)	39,065
New Zealand Dollar (NZD)	Put	2,855,000	0.740		1/17/12	39,485	(1,973)	37,512
New Zealand Dollar (NZD)	Put	2,800,000	0.737		1/17/12	37,326	(1,446)	35,880

39  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

								Unrealized
		Number of	Exercise		Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price		Date	Received	Value	(Depreciation)

South Korean Won (KRW)	Call	1,147,000,000	1,050.000	KRW	1/19/12	$6,751	$—	$6,751
South Korean Won (KRW)	Put	1,385,000,000	1,272.000	KRW	1/19/12	23,606	(152)	23,454
U.S. Long Bonds Futures	Call	772	150.000		2/27/12	898,920	(844,375)	54,545
U.S. Treasury Nts. Futures, 10 yr.	Put	941	126.000		1/30/12	67,780	(29,406)	38,374
U.S. Treasury Nts. Futures, 10 yr.	Put	609	126.500		1/30/12	45,331	(19,031)	26,300
U.S. Treasury Nts. Futures, 10 yr.	Put	468	127.000		1/30/12	28,604	(21,938)	6,666
U.S. Treasury Nts. Futures, 10 yr.	Put	179	124.500		2/27/12	36,190	(13,984)	22,206
U.S. Treasury Nts. Futures, 10 yr.	Put	18	126.000		2/27/12	7,850	(2,250)	5,600

						$3,472,453	$(2,364,225)	$1,108,228

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro	KRW	South Korean Won
IDR	Indonesia Rupiah	MXN	Mexican Nuevo Peso
Credit Default Swap Contracts as of December 30, 2011 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Brazil (Federative Republic of)
Barclays Bank plc	Sell	$3,800	1.00%	3/20/17	$113,422	$(112,729)	$693

	Total	3,800			113,422	(112,729)	693

Bristol-Myers Squibb Co.
Citibank NA	Sell	4,480	1.00	12/20/16	(152,683)	138,840	(13,843)

	Total	4,480			(152,683)	138,840	(13,843)

CDX Emerging Market Index, Series 16:
Bank of America NA	Buy	10,735	5.00	12/20/16	966,568	(927,549)	39,019
Barclays Bank plc	Buy	10,525	5.00	12/20/16	943,449	(909,404)	34,045

	Total	21,260			1,910,017	(1,836,953)	73,064

Gatx Corp.
UBS AG	Sell	4,480	1.00	12/20/16	238,374	(236,513)	1,861

	Total	4,480			238,374	(236,513)	1,861

Goodrich Corp.
Deutsche Bank AG	Sell	4,510	1.00	12/20/16	(166,825)	167,625	800

	Total	4,510			(166,825)	167,625	800

Halliburton Co.
Credit Suisse International	Buy	4,480	1.00	12/20/16	13,499	5,177	18,676

	Total	4,480			13,499	5,177	18,676

Hewlett-Packard Co.
Credit Suisse International	Buy	4,480	1.00	12/20/16	(83,398)	99,384	15,986

	Total	4,480			(83,398)	99,384	15,986

Hungary (Republic of)
HSBC Bank USA NA	Sell	2,960	1.00	3/20/17	602,512	(664,578)	(62,066)

	Total	2,960			602,512	(664,578)	(62,066)

Ingersoll-Rand Co.
Deutsche Bank AG	Buy	4,510	1.00	12/20/16	117,936	(135,679)	(17,743)

	Total	4,510			117,936	(135,679)	(17,743)

40  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Credit Default Swap Contracts: Continued

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	$3,100	1.30%	3/24/13	$—	$(134,878)	$(134,878)

	Total	3,100			—	(134,878)	(134,878)

Japan:
JPMorgan Chase Bank NA	Sell	470	1.00	9/20/16	1,824	(8,343)	(6,519)
JPMorgan Chase Bank NA	Sell	475	1.00	9/20/16	1,646	(8,432)	(6,786)
JPMorgan Chase Bank NA	Sell	475	1.00	9/20/16	2,505	(8,432)	(5,927)

	Total	1,420			5,975	(25,207)	(19,232)

McDonald’s Corp.
Deutsche Bank AG	Sell	4,480	1.00	12/20/16	(179,909)	166,821	(13,088)

	Total	4,480			(179,909)	166,821	(13,088)

Peru (Republic of):
Citibank NA	Buy	10,000	1.00	9/20/15	11,275	171,709	182,984
Deutsche Bank AG	Buy	1,900	1.71	12/20/16	—	(1,865)	(1,865)

	Total	11,900			11,275	169,844	181,119

Philippines (Republic of the)
Barclays Bank plc	Buy	12,430	1.00	3/20/17	(612,768)	565,604	(47,164)

	Total	12,430			(612,768)	565,604	(47,164)

Reynolds American, Inc.
Goldman Sachs International	Sell	4,510	1.00	12/20/16	186,191	(189,589)	(3,398)

	Total	4,510			186,191	(189,589)	(3,398)

Southwest Airlines Co.
Goldman Sachs International	Buy	4,480	1.00	12/20/16	(198,445)	187,598	(10,847)

	Total	4,480			(198,445)	187,598	(10,847)

Whirlpool Corp.
Barclays Bank plc	Buy	4,590	1.00	12/20/16	(335,439)	415,460	80,021

	Total	4,590			(335,439)	415,460	80,021

Grand Total Buys					822,677	(529,565)	293,112

Grand Total Sells					647,057	(890,208)	(243,151)

Total Credit Default Swaps					$1,469,734	$(1,419,773)	$49,961

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential		Reference Asset
Asset on which the	Payments for Selling Credit		Rating Range**
Fund Sold Protection	Protection (Undiscounted)	Amount Recoverable*	(Unaudited)

Investment Grade Single Name Corporate Debt	$25,560,000	$—	A+ to BBB-
Investment Grade Sovereign Debt	5,220,000	—	AA- to BBB-
Non-Investment Grade Sovereign Debt	2,960,000	—	BB-

Total	$33,740,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

41  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts as of December 30, 2011 are as follows:

	Notional
Interest Rate/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

BZDI:
Citibank NA	9,670 BRR	BZDI	11.540%	1/2/14	$90,683
Goldman Sachs Group, Inc. (The)	10,600 BRR	BZDI	11.390	/5/15	101,156
Goldman Sachs Group, Inc. (The)	8,670 BRR	BZDI	11.520	1/2/14	86,153
Goldman Sachs Group, Inc. (The)	9,900 BRR	BZDI	11.420	1/3/14	87,081

Total	38,840 BRR				365,073

MXN TIIE BANXICO:
Bank of America NA	114,400 MXN	MXN TIIE BANXICO	5.170	11/14/14	(60,944)
Bank of America NA	84,200 MXN	MXN TIIE BANXICO	5.130	11/19/14	(38,707)
Barclays Bank plc	33,700 MXN	MXN TIIE BANXICO	5.150	11/20/14	(14,241)
Credit Suisse International	13,300 MXN	MXN TIIE BANXICO	7.010	7/24/31	(91,257)
Credit Suisse International	67,400 MXN	MXN TIIE BANXICO	5.120	11/19/14	(32,307)
Deutsche Bank AG	66,000 MXN	MXN TIIE BANXICO	5.120	11/19/14	(31,636)
Goldman Sachs Group, Inc. (The)	10,300 MXN	MXN TIIE BANXICO	7.000	7/24/31	(71,452)
Goldman Sachs Group, Inc. (The)	73,700 MXN	MXN TIIE BANXICO	5.000	11/14/14	(51,829)
Merrill Lynch & Co., Inc.	17,000 MXN	MXN TIIE BANXICO	6.990	7/24/31	(119,215)

Total	480,000 MXN				(511,588)

Six-Month AUD BBR BBSW
			Six-Month AUD
Westpac Banking Corp.	10,670 AUD	4.990%	BBR BBSW	11/3/21	(360,873)
Six-Month EUR EURIBOR:
		Six-Month EUR
Bank of America Merrill Lynch	500 EUR	EURIBOR	2.710	8/22/21	20,922
		Six-Month EUR
Bank of America NA	470 EUR	EURIBOR	1.945	9/8/16	7,135
		Six-Month EUR
Bank of America NA	1,440 EUR	EURIBOR	1.890	10/6/16	15,936
		Six-Month EUR
Barclays Bank plc	2,965 EUR	EURIBOR	2.580	11/22/17	55,603
		Six-Month EUR
Barclays Bank plc	2,300 EUR	EURIBOR	2.520	12/13/17	33,767
		Six-Month EUR
Deutsche Bank AG	4,850 EUR	EURIBOR	1.395	12/2/13	6,588
		Six-Month EUR
Goldman Sachs Group, Inc. (The)	390 EUR	EURIBOR	2.840	10/10/31	11,595
		Six-Month EUR
Goldman Sachs Group, Inc. (The)	1,770 EUR	EURIBOR	2.735	11/24/17	18,738
		Six-Month EUR
Goldman Sachs Group, Inc. (The)	3,880 EUR	EURIBOR	2.160	12/2/15	40,997
		Six-Month EUR
Goldman Sachs Group, Inc. (The)	475 EUR	EURIBOR	2.990	8/11/21	35,737
		Six-Month EUR
JPMorgan Chase Bank NA	1,915 EUR	EURIBOR	1.860	11/3/16	16,243

Total	20,955 EUR				263,261

Six-Month PLZ WIBOR WIBO:
			Six-Month PLZ
JPMorgan Chase Bank NA	10,980 PLZ	4.575	WIBOR WIBO	8/23/16	31,098
			Six-Month PLZ
JPMorgan Chase Bank NA	10,980 PLZ	4.590	WIBOR WIBO	8/23/16	28,985

Total	21,960 PLZ				60,083

42  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Interest Rate Swap Contracts: Continued

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Three-Month CAD BA CDOR:
				Three-Month
Bank of America Merrill Lynch	2,840	CAD	1.183%	CAD BA CDOR	8/18/14	$(1,818)
				Three-Month
JPMorgan Chase Bank NA	3,845	CAD	1.320	CAD BA CDOR	8/8/14	(12,264)
				Three-Month
JPMorgan Chase Bank NA	3,865	CAD	1.585	CAD BA CDOR	8/4/14	(32,678)

Total	10,550	CAD				(46,760)

Three-Month NZD BBR FRA
			Three-Month
Barclays Bank plc	13,915	NHZ	NZD BBR FRA	4.600%	11/3/21	549,297

Three-Month SEK STIBOR SIDE
				Three-Month
Goldman Sachs Group, Inc. (The)	72,770	SEK	2.440	SEK STIBOR SIDE	11/3/21	(147,775)

Three-Month USD BBA LIBOR
			Three-Month USD
Barclays Bank plc	11,300		BBA LIBOR	2.358	11/2/21	385,933

Three-Month ZAR JIBAR SAFEX:
				Three-Month
Barclays Bank plc	91,000	ZAR	6.110	ZAR JIBAR SAFEX	12/8/14	10,091

Total where Fund pays a fixed rate	91,000	ZAR				10,091

			Three-Month ZAR
Barclays Bank plc	34,900	ZAR	JIBAR SAFEX	7.510	12/7/21	(15,471)
			Three-Month ZAR
Barclays Bank plc	13,300	ZAR	JIBAR SAFEX	7.480	8/17/21	(5,712)
			Three-Month ZAR
Goldman Sachs Group, Inc. (The)	13,500	ZAR	JIBAR SAFEX	7.480	8/17/21	(5,798)
			Three-Month ZAR
HSBC Bank USA NA	13,300	ZAR	JIBAR SAFEX	7.470	8/17/21	(6,874)

Total where Fund pays a variable rate	75,000					(33,855)

Total	166,000	ZAR				(23,764)

Total Interest Rate Swaps						$532,887

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand
Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANIXCO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate
(Australian Financial Market)
BBR FRA	Bank Bill Rate Forward Rate Agreement
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

43 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts as of December 30, 2011 are as follows:

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Consumer Staples Select Sector Index
Morgan Stanley	$1,738		One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	3/6/12	$47,668

Custom Basket of Securities:
Citibank NA	1,813	CHF	One-Month CHF BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	14,438
Citibank NA	6,030	SEK	One-Month SEK STIBOR SIDE plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	5,200
Citibank NA	2,388	EUR	One-Month EURIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	35,226
Citibank NA	1,717	GBP	One-Month GBP BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	(65,033)
Citibank NA	986	DKK	One-Month DKK BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/11/12	10,639
Citibank NA	525,530	JPY	One-Month JPY BBA LIBOR plus 53 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	4/16/12	(114,270)

44  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom Basket of Securities: Continued
Goldman Sachs Group, Inc. (The)	$22,387		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	12/6/12	$598,976
Morgan Stanley	4,326	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	1/1/12	(88,542)

				Reference Entity Total		396,634

Energy Select Sector Index
UBS AG	1,878		One-Month USD BBA LIBOR plus 3 basis points and if negative, the absolute value of the Total Return of the Energy Select Sector Index	If positive, the Total Return of the Energy Select Sector Index	12/6/12	(37,241)

Industrial Select Sector Index
UBS AG	1,724		One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Industrial Select Sector Index	If positive, the Total Return of the Industrial Select Sector Index	9/7/12	9,154
MSCI Daily TR Gross EAFE USD Index:
Citibank NA	252		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the Total Return of the MSCI Daily Gross EAFE USD Index	1/9/12	2,068
Goldman Sachs Group, Inc. (The)	889		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	7/10/12	21,804

45  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
Goldman Sachs Group, Inc. (The)	$3,461		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/10/12	$50,532
Goldman Sachs Group, Inc. (The)	2,875		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 28 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	9/7/12	53,935
UBS AG	6,044		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	10/9/12	83,116

Reference Entity Total						211,455
MSCI Daily TR Gross Europe Euro Index:
Citibank NA	2,112	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR minus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/6/12	(34,706)
Goldman Sachs Group, Inc. (The)	3,341	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR and if negative, the absolute value of the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/12	(68,066)
Goldman Sachs Group, Inc. (The)	331	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR and if negative, the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/12	(7,306)

Reference Entity Total						(110,078)

46 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Emerging Markets USD Index
Goldman Sachs Group, Inc. (The)	$5,647	If positive, the Total Return of the MSCI Daily Net Emerging Markets USD Index	One-Month USD BBA LIBOR plus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets USD Index	12/13/12	$282,433
MSCI Daily TR Net France USD Index:
Goldman Sachs Group, Inc. (The)	2,040	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	(37,305)
Goldman Sachs Group, Inc. (The)	291	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	(8,075)
Goldman Sachs Group, Inc. (The)	171	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	(3,862)
Goldman Sachs Group, Inc. (The)	199	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	(4,125)

Reference Entity Total					(53,367)
MSCI Daily TR Net Germany USD Index
Morgan Stanley	2,226	One-Month USD BBA LIBOR minus 10 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Germany USD Index	If positive, the Total Return of the MSCI Daily Net Germany USD Index	12/6/12	(127,927)

47 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Hong Kong USD Index
UBS AG	$1,883	One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Hong Kong USD Index	If positive, the Total Return of the MSCI Daily Net Hong Kong USD Index	10/9/12	$(42,925)
MSCI Daily TR Net Italy USD Index
Morgan Stanley	2,241	One-Month USD BBA LIBOR minus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Italy USD Index	If positive, the Total Return of the MSCI Daily Net Italy USD Index	12/6/12	(98,280)
MSCI Daily TR Net Spain USD Index:
Morgan Stanley	165	One-Month USD BBA LIBOR minus 2 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	If positive, the Total Return of the MSCI Daily Net Spain USD Index	9/12/12	(5,279)
Morgan Stanley	2,341	One-Month USD BBA LIBOR minus 2 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Spain USD Index	If positive, the Total Return of the MSCI Daily Net Spain USD Index	9/12/12	(65,864)

Reference Entity Total					(71,143)
S&P 400 Midcap Index
BNP Paribas	5,650	One-Month USD BBA LIBOR minus 6 basis points and if negative, the absolute value of the Total Return of the S&P 400 Midcap Index	If positive, the Total Return of the S&P 400 Midcap Index	12/6/12	(37,019)

Total of Total Return Swaps					$369,364

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
SEK	Swedish Krona

Abbreviations are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EAFE	Europe, Australasia, Far East
EURIBOR	Euro Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
TR	Total Return

48 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Currency Swaps as of December 30, 2011 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Six-Month EUR EURIBOR
Credit Suisse International	$1,100	Six-Month EUR EURIBOR plus 80 basis points on 843,882 EUR	2.950% on 1,100,000 USD	10/15/17	$(573)
Abbreviations/Definitions are as follows:

EUR	Euro
EURIBOR	Euro Interbank Offered Rate
Volatility Swaps as of December 30, 2011 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AUD/CAD Spot Exchange Rate
Goldman Sachs Group, Inc. (The)	13 AUD	The Historic Volatility of the mid AUD/CAD spot exchange rate during the period 12/29/11-2/1/12	8.750%	2/3/12	$(13,696)
AUD/NZD Spot Exchange Rate
Goldman Sachs Group, Inc. (The)	12 AUD	The Historic Volatility of the mid AUD/NZD spot exchange rate during the period 12/30/11-2/2/12	6.300	2/6/12	(9,708)
EUR/CAD Spot Exchange Rate
Credit Suisse International	10 EUR	The Historic Volatility of the mid EUR/CAD spot exchange rate during the period 12/27/11-1/26/12	8.200	1/30/12	(12,256)
EUR/JPY Spot Exchange Rate:
Goldman Sachs Group, Inc. (The)	10 EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 12/6/11-1/5/12	14.250	1/9/12	58,327
Goldman Sachs Group, Inc. (The)	9 EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 12/5/11-1/5/12	14.250	1/9/12	56,469
JPMorgan Chase Bank NA	10 EUR	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 12/7/11-1/5/12	14.300	1/10/12	56,763

Reference Entity Total					171,559

49 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Volatility Swaps: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

EUR/USD Spot Exchange Rate:
Goldman Sachs Group, Inc. (The)	$13		The Historic Volatility of the mid EUR/USD spot exchange rate during the period 12/8/11-1/10/12	14.650%	1/12/12	$48,608
Goldman Sachs Group, Inc. (The)	13		The Historic Volatility of the mid EUR/USD spot exchange rate during the period 12/1/11-1/3/12	14.550	1/15/12	64,415
JPMorgan Chase Bank NA	13		The Historic Volatility of the mid EUR/USD spot exchange rate during the period 12/9/11-1/11/12	14.400	1/13/12	39,188
Reference Entity Total						152,211
GBP/CAD Spot Exchange Rate:
Credit Suisse International	8	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 12/14/11-1/13/12	9.700	1/17/12	14,997
Deutsche Bank AG	8	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 12/20/11-1/19/12	8.500	1/23/12	(12,500)
Goldman Sachs Group, Inc. (The)	8	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 12/13/11-1/13/12	9.050	1/17/12	11,262
Goldman Sachs Group, Inc. (The)	8	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 12/21/11-1/19/12	7.450	1/23/12	(23,299)
JPMorgan Chase Bank NA	8	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 12/19/11-1/19/12	7.700	1/23/12	(17,070)
JPMorgan Chase Bank NA	8	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 12/15/11-1/17/12	8.800	1/19/12	1,642

Reference Entity Total						(24,968)

50 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Volatility Swaps: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

NZD/CAD Spot Exchange Rate
Goldman Sachs Group, Inc. (The)	17 NZD	The Historic Volatility of the mid NZD/CAD spot exchange rate during the period 12/12/11-1/13/12	9.500%	1/17/12	$(641)

Total Volatility Swaps					$262,501

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
Swap Summary as of December 30, 2011 is as follows:
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Bank of America Merrill Lynch:
	Interest Rate	2,840	CAD	$(1,818)
	Interest Rate	500	EUR	20,922

				19,104

Bank of America NA:
	Credit Default Buy Protection	10,735		(927,549)
	Interest Rate	1,910	EUR	23,071
	Interest Rate	198,600	MXN	(99,651)

				(1,004,129)

Barclays Bank plc:
	Credit Default Buy Protection	27,545		71,660
	Credit Default Sell Protection	3,800		(112,729)
	Interest Rate	5,265	EUR	89,370
	Interest Rate	33,700	MXN	(14,241)
	Interest Rate	13,915	NZD	549,297
	Interest Rate	11,300		385,933
	Interest Rate	139,200	ZAR	(11,092)

				958,198

BNP Paribas	Total Return	5,650		(37,019)

Citibank NA:
	Credit Default Buy Protection	10,000		171,709
	Credit Default Sell Protection	4,480		138,840
	Interest Rate	9,670	BRR	90,683
	Total Return	1,813	CHF	14,438
	Total Return	986	DKK	10,639
	Total Return	4,500	EUR	520
	Total Return	1,717	GBP	(65,033)
	Total Return	525,530	JPY	(114,270)
	Total Return	6,030	SEK	5,200
	Total Return	252		2,068

				254,794

Credit Suisse International:
	Credit Default Buy Protection	8,960		104,561
	Currency	1,100		(573)
	Interest Rate	80,700	MXN	(123,564)

51 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Swap Summary: Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Credit Suisse International: Continued
	Volatility	10	EUR	$(12,256)
	Volatility	8	GBP	14,997

				(16,835)
Deutsche Bank AG:
	Credit Default Buy Protection	6,410		(137,544)
	Credit Default Sell Protection	8,990		334,446
	Interest Rate	4,850	EUR	6,588
	Interest Rate	66,000	MXN	(31,636)
	Volatility	8	GBP	(12,500)

				159,354
Goldman Sachs Group, Inc. (The):
	Interest Rate	29,170	BRR	274,390
	Interest Rate	6,515	EUR	107,067
	Interest Rate	84,000	MXN	(123,281)
	Interest Rate	72,770	SEK	(147,775)
	Interest Rate	13,500	ZAR	(5,798)
	Total Return	3,672	EUR	(75,372)
	Total Return	37,960		954,313
	Volatility	25	AUD	(23,404)
	Volatility	19	EUR	114,796
	Volatility	16	GBP	(12,037)
	Volatility	17	NZD	(641)
	Volatility	26		113,023

				1,175,281
Goldman Sachs International:
	Credit Default Buy Protection	4,480		187,598
	Credit Default Sell Protection	4,510		(189,589)

				(1,991)
HSBC Bank USA NA:
	Credit Default Sell Protection	2,960		(664,578)
	Interest Rate	13,300	ZAR	(6,874)

				(671,452)
JPMorgan Chase Bank NA:
	Credit Default Sell Protection	1,420		(25,207)
	Interest Rate	7,710	CAD	(44,942)
	Interest Rate	1,915	EUR	16,243
	Interest Rate	21,960	PLZ	60,083
	Volatility	10	EUR	56,763
	Volatility	16	GBP	(15,428)
	Volatility	13		39,188

				86,700
Merrill Lynch & Co., Inc.	Interest Rate	17,000	MXN	(119,215)
Morgan Stanley:
	Total Return	4,326	GBP	(88,542)
	Total Return	8,711		(249,682)

				(338,224)
Morgan Stanley Capital Services, Inc.	Credit Default Sell Protection	3,100		(134,878)
UBS AG:
	Credit Default Sell Protection	4,480		(236,513)
	Total Return	11,529		12,104

				(224,409)
Westpac Banking Corp.	Interest Rate	10,670	AUD	(360,873)

Total Swaps				$(255,594)

52 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Swap Summary: Continued
Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand
As of December 30, 2011, the Fund had entered into the following written swaption contracts:

	Underlying	Notional					Unrealized
	Swap Type from	Amount	Strike	Expiration	Premium		Appreciation
Reference Entity	Fund Perspective	(000’s)	Price/Rate	Date	Received	Value	(Depreciation)

Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.4375%; Received: Three-Month USD BBA LIBOR; Termination Date 5/24/24	Interest Rate Pay Fixed	$60,800	2.4375%	5/22/12	$2,103,680	$(2,125,358)	$(21,678)
Bank of America NA; Interest Rate Swaption (European); Swap Terms; Paid: 2.315%; Received: Three-Month USD BBA LIBOR; Termination Date 5/31/22	Interest Rate Pay Fixed	42,600	2.3150	5/29/12	1,233,270	(1,386,632)	(153,362)
Goldman Sachs Group, Inc. (The), Interest Rate Swaption (European); Swap Terms; Paid: 2.465%; Received: Three-Month USD BBA LIBOR; Termination Date 5/24/24	Interest Rate Pay Fixed	60,800	2.4650	5/22/12	2,128,000	(2,258,481)	(130,481)
Goldman Sachs Group, Inc. (The); Interest Rate Swaption (European); Swap Terms; Paid: Three-Month USD BBA LIBOR; Received: 1.225%; Termination Date: 11/23/15	Interest Rate Receive Fixed	124,600	1.2250	11/21/12	1,044,486	(630,685)	413,801
UBS AG; Interest Rate Swaption (European); Swap Terms; Paid: Three-Month USD BBA LIBOR Received: 3.215%; Termination Date 12/4/22	Interest Rate Receive Fixed	96,515	3.2150	11/30/12	1,679,361	(1,167,705)	511,656

					$8,188,797	$(7,568,861)	$619,936

See accompanying Notes to Financial Statements.

53 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,013,069,955)	$1,880,938,396
Affiliated companies (cost $453,272,500)	443,497,825
Wholly-owned subsidiary (cost $1,500,000)	1,482,519

2,325,918,740
Cash	5,008,403
Cash—foreign currencies (cost $771,347)	731,412
Unrealized appreciation on foreign currency exchange contracts	6,674,020
Appreciated swaps, at value (upfront payments paid $560,888)	4,059,953
Depreciated swaps, at value (upfront payments paid $1,143,805)	1,058,863
Receivables and other assets:
Interest, dividends and principal paydowns	27,285,460
Investments sold (including $2,262,138 sold on a when-issued or delayed delivery basis)	4,750,784
Closed foreign currency contracts	2,419,546
Shares of beneficial interest sold	2,373,971
Futures margins	919,349
Other	65,762

Total assets	2,381,266,263

Liabilities
Appreciated options written, at value (premiums received $2,789,344)	1,427,148
Depreciated options written, at value (premiums received $683,109)	937,077
Appreciated swaptions written, at value (premiums received $2,723,847)	1,798,390
Depreciated swaptions written, at value (premiums received $5,464,950)	5,770,471
Unrealized depreciation on foreign currency exchange contracts	9,409,937
Appreciated swaps, at value (upfront payments received $2,261,813)	2,186,195
Depreciated swaps, at value (upfront payments received $912,614)	3,188,215
Payables and other liabilities:
Investments purchased (including $97,019,778 purchased on a when-issued or delayed delivery basis)	98,445,212
Closed foreign currency contracts	2,858,168
Shares of beneficial interest redeemed	945,482
Distribution and service plan fees	339,265
Futures margins	289,872
Shareholder communications	281,755
Transfer and shareholder servicing agent fees	191,305
Foreign capital gains tax	50,425
Trustees’ compensation	41,778
Other	115,470

Total liabilities	128,276,165

Net Assets	$2,252,990,098

54 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Composition of Net Assets
Par value of shares of beneficial interest	$412,905
Additional paid-in capital	2,229,752,031
Accumulated net investment income	151,980,652
Accumulated net realized gain on investments and foreign currency transactions	11,286,058
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(140,441,548)

Net Assets	$2,252,990,098

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $648,083,701 and 120,411,955 shares of beneficial interest outstanding)	$5.38
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,604,906,397 and 292,492,931 shares of beneficial interest outstanding)	$5.49

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.

55 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$4,069,460
Dividends	3,860
Expenses[3]	(219,345)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	3,853,975
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest (net of foreign withholding taxes of $381)	27,277,056
Dividends	159,063
Expenses[4]	(1,168,872)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	26,267,247

Total allocation of net investment income from master funds	30,121,222

Investment Income
Interest (net of foreign withholding taxes of $85,329)	136,177,720
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $56,691)	797,281
Affiliated companies	108,474
Fee income on when-issued securities	2,197,637

Total investment income	139,281,112

Expenses
Management fees	13,684,521
Distribution and service plan fees—Service shares	4,184,730
Transfer and shareholder servicing agent fees:
Non-Service shares	694,965
Service shares	1,673,920
Shareholder communications:
Non-Service shares	76,649
Service shares	182,693
Custodian fees and expenses	246,234
Trustees’ compensation	56,379
Administration service fees	1,500
Other	193,848

Total expenses	20,995,439
Less waivers and reimbursements of expenses	(1,313,375)

Net expenses	19,682,064

Net Investment Income	149,720,270

56 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$41,024,794
Closing and expiration of option contracts written	6,144,856
Closing and expiration of futures contracts	9,478,578
Foreign currency transactions	(18,115,992)
Swap contracts	1,922,300
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(2,323,415)
Oppenheimer Master Loan Fund, LLC	455,054

Net realized gain	38,586,175

Net change in unrealized appreciation/depreciation on:
Investments	(116,568,023)
Translation of assets and liabilities denominated in foreign currencies	(47,584,909)
Futures contracts	10,314,852
Option contracts written	1,108,228
Swaption contracts	619,936
Swap contracts	1,685,137
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,591,152)
Oppenheimer Master Loan Fund, LLC	(16,653,717)

Net change in unrealized appreciation/depreciation	(168,669,648)

Net Increase in Net Assets Resulting from Operations	$19,636,797

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	The Fund invests in certain affiliated Mutual Funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes

3.	Net of expense waivers and/or reimbursement $2,322.

4.	Net of expense waivers and/or reimbursements $11,926.
See accompanying Notes to Financial Statements.

57 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$149,720,270	$200,479,913

Net realized gain	38,586,175	193,741,731

Net change in unrealized appreciation/depreciation	(168,669,648)	11,389,337

Net increase in net assets resulting from operations	19,636,797	405,610,981

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(23,004,040)	(66,430,241)
Service shares	(46,831,691)	(313,790,173)

	(69,835,731)	(380,220,414)

Distributions from net realized gain:
Non-Service shares	(8,843,118)	—
Service shares	(20,376,612)	—

	(29,219,730)	—
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(39,359,888)	(81,259,481)
Service shares	(10,325,962)	(1,976,534,500)

	(49,685,850)	(2,057,793,981)

Net Assets
Total decrease	(129,104,514)	(2,032,403,414)

Beginning of period	2,382,094,612	4,414,498,026

End of period (including accumulated net investment income of $151,980,652 and $5,967,605, respectively)	$2,252,990,098	$2,382,094,612

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.

58 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,	Year Ended December 31,
Non-Service Shares	20111	2010	2009		2008	2007

Per Share Operating Data
Net asset value, beginning of period	$5.58	$5.30	$4.49		$5.56	$5.26

Income (loss) from investment operations:
Net investment income[2]	.36	.34	.30		.30	.28
Net realized and unrealized gain (loss)	(.31)	.40	.53		(1.04)	.21

Total from investment operations	.05	.74	.83		(.74)	.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.46)	(.02)		(.27)	(.19)
Distributions from net realized gain	(.07)	—	—3		(.06)	—

Total dividends and distributions to shareholders	(.25)	(.46)	(.02)		(.33)	(.19)

Net asset value, end of period	$5.38	$5.58	$5.30		$4.49	$5.56

Total Return, at Net Asset Value[4]	0.85%	14.97%	18.83%		(14.21)%	9.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$648,084	$711,755	$757,772		$648,570	$734,611

Average net assets (in thousands)	$694,868	$737,071	$681,926		$753,062	$664,668

Ratios to average net assets:[5,6]
Net investment income	6.50%	6.47%	6.20%		5.78%	5.34%
Total expenses	0.77%[7]	0.75%[8]	0.67	% [8]	0.59%[8]	0.59%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%[9]	0.71%	0.64%		0.57%	0.57%

Portfolio turnover rate[10]	49%	99%	110%		86%	76%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended December 30, 2011	0.78%

8.	Total expenses including all affiliated fund expenses were as follows:

Year Ended December 31, 2010	0.75%
Year Ended December 31, 2009	0.68%
Year Ended December 31, 2008	0.60%
Year Ended December 31, 2007	0.61%

9.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended December 30, 2011	0.72%

10.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096
See accompanying Notes to Financial Statements.

59 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Year Ended
	December 30,	Year Ended December 31,
Service Shares	20111	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$5.68	$5.38	$4.56	$5.65	$5.34

Income (loss) from investment operations:
Net investment income[2]	.35	.33	.29	.29	.28
Net realized and unrealized gain (loss)	(.31)	.42	.54	(1.06)	.22

Total from investment operations	.04	.75	.83	(.77)	.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.45)	(.01)	(.26)	(.19)
Distributions from net realized gain	(.07)	—	—[3]	(.06)	—

Total dividends and distributions to shareholders	(.23)	(.45)	(.01)	(.32)	(.19)

Net asset value, end of period	$5.49	$5.68	$5.38	$4.56	$5.65

Total Return, at Net Asset Value[4]	0.65%	14.77%	18.41%	(14.49)%	9.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,604,906	$1,670,340	$3,656,726	$2,810,315	$2,876,016

Average net assets (in thousands)	$1,673,715	$2,485,427	$3,143,836	$3,152,967	$2,075,028

Ratios to average net assets:[5,6]
Net investment income	6.25%	6.15%	5.95%	5.54%	5.08%
Total expenses	1.02%[7]	0.99%[8]	0.92%[8]	0.84%[8]	0.84%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%[9]	0.95%	0.89%	0.82%	0.82%

Portfolio turnover rate[10]	49%	99%	110%	86%	76%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended December 30, 2011	1.03%

8.	Total expenses including all affiliated fund expenses were as follows:

Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.93%
Year Ended December 31, 2008	0.85%
Year Ended December 31, 2007	0.86%

9.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Year Ended December 30, 2011	0.97%

10.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096
See accompanying Notes to Financial Statements.

60 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

61 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of December 30, 2011, the Manager determined the fair value of certain notes using internal models based on anticipated cash flows. The Manager determined the fair value of certain distressed notes at a discounted residual value or at a discount to the value of the collateral held in regards to the particular note. The Manager fair valued certain thinly traded collateralized debt obligations using monthly broker-dealer price quotations. The Manager fair valued certain thinly traded collateralized mortgage obligations using modeled price quotations provided by an external pricing vendor. The Manager determined the fair value of certain common stock at the last traded price. For certain common and preferred stock that do not trade, the Manager has determined the fair value of these securities using internal models utilizing Manager assumptions, comparable security inputs and the company’s quarterly financial statements. For certain warrants received in a bankruptcy reorganization that do not trade, the Manager has determined the fair value of these securities based on the residual value of the original bonds. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.

     The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

62 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions
Purchased securities	$97,019,778
Sold securities	2,262,138
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost	$27,027,445
Market Value	$5,465,212
Market Value as a % of Net Assets	0.24%
Investment in Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), and exchange traded funds and certain fixed-income securities and other

63 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.
     The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.
     For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended December 30, 2011, the Subsidiary has a deficit of $17,481 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund

64 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

      The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1]	Tax Purposes

$147,943,807	$16,250,407	$792,837	$138,562,774

1.	The Fund had $792,837 of straddle losses which were deferred.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

65 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Reduction to
	Accumulated	Accumulated
Increase to	Net Investment	Net Realized Gain
Paid-in Capital	Income	on Investments[4]

$2,370,070	$66,128,508	$68,498,578

4.	$2,370,070, including $1,364,369 of long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$69,835,731	$380,220,414
Long-term capital gain	29,219,730	—

Total	$99,055,461	$380,220,414

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,465,151,650
Federal tax cost of other investments	205,375,217

Total federal tax cost	$2,670,526,867

Gross unrealized appreciation	$112,337,035
Gross unrealized depreciation	(250,899,809)

Net unrealized depreciation	$(138,562,774)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

66 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	11,331,249	$62,405,055	13,659,013	$73,616,257
Dividends and/or distributions reinvested	5,843,515	31,847,158	13,002,895	66,430,241
Redeemed	(24,340,756)	(133,612,101)	(42,045,616)	(221,305,979)

Net decrease	(7,165,992)	$(39,359,888)	(15,383,708)	$(81,259,481)

Service Shares
Sold	30,704,662	$172,623,711	39,118,559	$211,931,885
Dividends and/or distributions reinvested	12,087,824	67,208,303	60,274,068	313,790,173
Redeemed	(44,589,582)	(250,157,976)	(484,576,971)	(2,502,256,558)

Net decrease	(1,797,096)	$(10,325,962)	(385,184,344)	$(1,976,534,500)

67 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$885,448,910	$981,223,989
U.S. government and government agency obligations	39,608,149	1,502,573
To Be Announced (TBA) mortgage-related securities	1,050,654,783	1,039,506,614
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $2,376,241 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.
     The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended December 30, 2011, the Manager waived $1,195.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF, Oppenheimer Short Duration Fund and the Master Funds. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $1,312,180 for management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

68 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to

69 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $23,298,100, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $6,185,349 as of December 30, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of December 30, 2011 the Fund has required certain counterparties to post collateral of $6,108,673.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of December 30, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $8,019,755 for which the Fund has posted collateral of $5,763,355. If a contingent feature would have been triggered as of December 30, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives		Liability Derivatives

	Statement		Statement
Derivatives Not	of Assets		of Assets
Accounted for as	and Liabilities		and Liabilities
Hedging Instruments	Location	Value	Location	Value

Credit contracts	Appreciated swaps, at value	$859,355	Appreciated swaps, at value	$2,186,195
Credit contracts	Depreciated swaps, at value	1,058,863	Depreciated swaps, at value	1,151,796
Equity contracts	Appreciated swaps, at value	1,215,189	Depreciated swaps, at value	845,825

70 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Asset Derivatives			Liability Derivatives
	Statement			Statement
Derivatives Not	of Assets			of Assets
Accounted for as	and Liabilities			and Liabilities
Hedging Instruments	Location	Value		Location	Value

Foreign exchange contracts				Depreciated swaps, at value	$573
Interest rate contracts	Appreciated swaps, at value	$1,633,738		Depreciated swaps, at value	1,100,851
Volatility contracts	Appreciated swaps, at value	351,671		Depreciated swaps, at value	89,170
Equity contracts	Futures margins	94,356	*	Futures margins	131,001
Interest rate contracts	Futures margins	824,993	*	Futures margins	158,871
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	6,674,020		Unrealized depreciation on foreign currency exchange contracts	9,409,937
Foreign exchange contracts				Appreciated options written, at value	263,046
Foreign exchange contracts				Depreciated options written, at value	16,868
Interest rate contracts				Appreciated options written, at value	1,164,102
Interest rate contracts				Depreciated options written, at value	920,209
Interest rate contracts				Appreciated swaptions written, at value	1,798,390
Interest rate contracts				Depreciated swaptions written, at value	5,770,471
Foreign exchange contracts	Investments, at value	487,099	**
Interest rate contracts	Investments, at value	9,637,599	**

Total		$22,836,883			$25,007,305

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options and swaptions
     The effect of derivative instruments on the Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated	Closing and
	companies	expiration	Closing and
Derivatives Not	(including	of option	expiration of	Foreign
Accounted for as	premiums on	contracts	futures	currency
Hedging Instruments	options exercised)*	written	contracts	transactions	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$(453,430)	$(453,430)
Equity contracts	—	—	(719,017)	—	(3,194,024)	(3,913,041)
Foreign exchange contracts	(1,094,302)	3,524,494	681,420	(33,825,963)	(240,915)	(30,955,266)
Interest rate contracts	6,132,218	2,620,362	9,516,175	—	2,917,344	21,186,099
Volatility contracts	—	—	—	—	2,893,325	2,893,325

Total	$5,037,916	$6,144,856	$9,478,578	$(33,825,963)	$1,922,300	$(11,242,313)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

71 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

	Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
					Translation of
					assets and
					liabilities
Derivatives Not		Option	Swaption		denominated
Accounted for as		contracts	contracts	Futures	in foreign
Hedging Instruments	Investments*	written	written	contracts	currencies	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$210,402	$210,402
Equity contracts	—	—	—	201,501	—	(532,569)	(331,068)
Foreign exchange contracts	(205,745)	810,970	—	—	5,737,529	1,563,616	7,906,370
Interest rate contracts	(3,840,417)	297,258	619,936	10,113,351	—	182,900	7,373,028
Volatility contracts	—	—	—	—	—	260,788	260,788

Total	$(4,046,162)	$1,108,228	$619,936	$10,314,852	$5,737,529	$1,685,137	$15,419,520

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $507,810,597 and $295,644,686, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

72 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $393,293,709 and $304,497,391 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $2,943,183 and $534,702 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $325,841 and $371,464 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended December 30, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of December 31, 2010	—	$—	—	$—
Options written	120,340,252,175	6,884,670	139,478,984,387	7,041,489
Options closed or expired	(2,809,615,444)	(3,761,874)	(1,748,384,721)	(4,417,546)
Options exercised	(1,659,245,049)	(1,115,033)	(3,488,195,000)	(1,159,253)

Options outstanding as of December 30, 2011	115,871,391,682	$2,007,763	134,242,404,666	$1,464,690

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation

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(depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     For the year ended December 30, 2011, the Fund had ending monthly average notional amounts of $74,950,385 and $46,280,769 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     For the year ended December 30, 2011, the Fund had ending monthly average notional amounts of $57,933,599 and $189,819,585 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
     For the year ended December 30, 2011, the Fund had ending monthly average notional amounts of $71,294,843 and $27,935,187 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.
     For the year ended December 30, 2011, the Fund had ending monthly average notional amounts of $4,434,734 on currency swaps.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically
76 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.
     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.
     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
     For the year ended December 30, 2011, the Fund had ending monthly average notional amounts of $72,000 and $172,963 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Swaption Transactions
The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.
     Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
     The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
     The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.
     The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $449,402 and $1,062,770 on purchased and written swaptions, respectively.
Written swaption activity for the year ended December 30, 2011 was as follows:

	Call Swaptions
	Notional	Amount of
	Amount	Premiums

Swaptions outstanding as of December 31, 2010	$—	$—
Swaptions written	385,315,000	8,188,797

Swaptions outstanding as of December 30, 2011	$385,315,000	$8,188,797

6. Restricted Securities
As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
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     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Strategic Income Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Global Strategic Income Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
February 16, 2012
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.06966 per share were paid to Non-Service and Service shareholders, respectively, on March 7, 2011. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.32% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, Krishna Memani, Joseph Welsh, and Sara Zervos the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The
82 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other global income funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one- and ten-year Lipper periods, although the Fund underperformed its performance universe median during the three- and five-year Lipper periods. The Board also considered the Fund’s recent improved performance, noting it had ranked in the first quintile for the year to date ended April 30, 2011.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other global income funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees were equal to, and its total expenses were higher than, its expense group median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. This voluntary expense limitation may be amended or withdrawn at any time.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1993) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital
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TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	(2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997- February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005- March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
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OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Memani, Welsh, Gabinet and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 1993) Age: 53	Chief Investment Officer of the Manager (since October 2010); Executive Vice President of the Manager (since October 2009). Chief Investment Officer of Fixed-Income Investments of the Manager (April 2009-October 2010); Director of Fixed-Income Investments of the Manager (January 2009-April 2009) and a Senior Vice President of the Manager (March 1993-September 2009). A portfolio manager and an officer of 5 portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President (since 2009) Age: 47	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995- December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D., Vice President (since 2010) Age: 42	Head of the Global Debt Team (since October 2010); Senior Vice President of the Manager (since January 2011); Vice President of the Manager (April 2008-December 2010). Prior to joining the Manager, a portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
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Financial Statements for Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. for the Period Ended December 30, 2011

90	Statement of Assets and Liabilities
91	Statement of Operations
92	Statement of Changes in Net Assets
93	Notes to Financial Statements
98	Report of Independent Registered Public Accounting Firm
89 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.
STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Cash	$1,498,774

Total assets	1,498,774
Liabilities
Payables and other liabilities:
Auditing and other professional fees	16,255

Total liabilities	16,255

Net Assets	$1,482,519

Composition of Net Assets
Par value of shares of beneficial interest	$150
Additional paid-in capital	1,499,850
Accumulated net investment loss	(17,481)

Net Assets—applicable to 15,000 shares of beneficial interest outstanding	$1,482,519

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$98.83

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.
STATEMENT OF OPERATIONS For the Period Ended December 30, 20111,2

Expenses
Management fees	$1,226
Legal, auditing and other professional fees	16,255

Total expenses	17,481

Net Investment Loss	(17,481)

Net Decrease in Net Assets Resulting from Operations	$(17,481)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from November 21, 2011 (commencement of operations) to December 30, 2011.
See accompanying Notes to Financial Statements.
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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.
STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 30,	2011 [1,2]
Operations
Net investment loss	$(17,481)
Net decrease in net assets resulting from operations	(17,481)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions	1,500,000

Net Assets
Total increase	1,482,519

Beginning of period	—

End of period (including accumulated net investment loss of $17,481 for the period ended December 30, 2011)	$1,482,519

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from November 21, 2011 (commencement of operations) to December 30, 2011.
See accompanying Notes to Financial Statements.
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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of December 30, 2011, 100% of the Fund was owned by Oppenheimer Global Strategic Income Fund/VA (“OGSIFVA”). The Manager is also the investment adviser of OGSIFVA. The Fund commenced operations on November 21, 2011.
     The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of December 30, 2011, the directors have not designated classes or series of outstanding participating shares. During the year ended December 30, 2011, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price
93 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Continued quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s
94 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 15,000 participating shares for $1,500,000 on November 21, 2011 in conjunction with OGSI’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.
Capital transactions were as follows:

Period Ended December 30, 2011[1]
Amount

Contributions	$1,500,000
Withdrawals	—

Net increase	$1,500,000

1.	For the period from November 21, 2011 (commencement of operations) to December 30, 2011.
3.	Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.375%
Next $200 million	0.360
Next $200 million	0.345
Next $200 million	0.330
Next $200 million	0.300
Over $1 billion	0.250
The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
95 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Continued
4. Financial Highlights

The following represents the total return of the Fund for the period ended December 30, 2011. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:
Period Ended December 30, 20111                    (1.17)%
The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

Period Ended
December 30, 2011[1]

Ratios to average net assets:
Net investment income (loss)	(10.44)%
Total expenses	10.44%

1.	For the period from November 21, 2011 (commencement of operations) through December 30, 2011.
5. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of
96 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
6. Subsequent Events Evaluation

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 16, 2012, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
97 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder of Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., including the statement of investments, as of December 30, 2011, and the related statement of operations and the statement of changes in net assets for the period from November 21, 2011 (commencement of operations) to December 30, 2011. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. as of December 30, 2011, the results of its operations and the changes in its net assets for the period from November 21, 2011 (commencement of operations) to December 30, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
98 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/ VA
A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011 Oppenheimer Value Fund/VA Annual Report A Series of Oppenheimer Variable Account Funds ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

OPPENHEIMER VALUE FUND/ VA
Portfolio Manager: Mitch Williams, CFA
Average Annual Total Returns
For the Periods Ended 12/30/111

			Since
			Inception
	1-Year	5-Year	(1/2/03)

Non-Service Shares	-4.93%	1.99%	7.81%

			Since
			Inception
	1-Year	5-Year	(9/18/06)

Service Shares	-4.48%	-2.15%	-0.80%
Expense Ratios
For the Period Ended 12/30/111

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	1.83%	0.80%
Service Shares	1.90	1.05
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Chevron Corp.	5.9%
Medtronic, Inc.	4.0
U.S. Bancorp	3.5
Coca-Cola Co. (The)	3.3
Wells Fargo & Co.	3.2
MetLife, Inc.	2.7
Gilead Sciences, Inc.	2.6
Goldman Sachs Group, Inc. (The)	2.6
Exxon Mobil Corp.	2.5
Pfizer, Inc.	2.5
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.
2 | OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares produced a total return of —4.93% during the reporting period ended December 30, 2011.1 On a relative basis, the Fund underperformed the Russell 1000 Value Index (the “Index”), which returned 0.39%. The bulk of the Fund’s declines occurred over the third quarter of 2011 when markets witnessed significant volatility. On a sector basis, the Fund underperformed the Index primarily in the industrials, utilities and information technology sectors due to weaker relative stock selection. The Fund outperformed the Index within the energy sector as a result of stronger relative stock selection and within the financials sector, where an underweight position to the worst performing sector of the Index benefited performance.
Economic and Market Overview
The reporting period began with a sense of market optimism over improving Gross Domestic Product (“GDP”) growth in Europe and the U.S., and equity markets in those regions overall experienced solid gains through the first four months of 2011. After strong gains in 2010, most developing market equities started the year off lagging their developed market counterparts due to concerns over slowing growth and rising inflation.
     Market volatility across global equity markets grew over the second quarter of 2011 when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries that fiscal instability might spread to other parts of Europe. Concerns over the economic problems in other European countries intensified as did a sense of unease over the health of the European banking system. A natural disaster in Japan caused disruptions in supply chains in the information technology sector and the automotive industry. Previously high-flying economies such as Brazil, Australia and India saw their GDP numbers cool off significantly as they struggled to keep their economies from heading into recession. In the U.S., the Fed’s latest round of quantitative easing, labeled “QE2”, officially ended on June 30, adding to questions around what the Fed’s next move might be to help stimulate the U.S. economy. These developments, in addition to persistently high levels of U.S. unemployment and a depressed U.S. housing market, contributed to a weaker-than-expected estimate of U.S. GDP during the second quarter of the year.
     Due to the sluggish economy and lowered expectations for future economic growth, global equities began a decline over the summer that intensified as the third quarter progressed. The markets priced in a renewed sense of pessimism that Europe might succumb to a double-dip recession and that the U.S. was headed for a prolonged period of disappointing growth. Uncertainty and market nervousness grew as a deal to raise the U.S. debt ceiling was not reached until shortly before the deadline. As a result of the intense political wrangling, the credit rating agency Standard & Poor’s took the unprecedented and controversial step of downgrading the debt of the U.S., a decision that the two other major U.S. credit rating agencies opted not to follow. These events, coupled with the high likelihood of a Greek default on its debt and worries that Italy might be next, sent stocks sharply lower over the third quarter of 2011.
     In the fourth quarter, equity markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life as high unemployment trended downward, the housing market picked up slightly and consumer sentiment improved.
Top Individual Contributors
Two top performing holdings for the Fund this period were health care stocks Humana, Inc. and Pfizer, Inc. As fears over the new health care overhaul abated to a degree, the market generally responded more positively to health care stocks. Humana is a leading Medicare provider in the U.S. and in 2011 expanded its base of operations as well as Medicare Advantage policyholders through a series of acquisitions, including deals to acquire Antiva Health, MD Care, Arcadian Management Services, SeniorBridge and several urgent medical centers from NextCare, Inc. through its subsidiary Concentra, Inc. Pharmaceutical giant Pfizer performed well on continued strong sales of its popular drug Lipitor as well as positive top-line data of Lyrica from a phase III study and its evaluation for possible use in additional indications. During the period, Pfizer completed acquisitions of Excaliard Pharmaceuticals, Inc. and Ferrosan Consumer Health.
     Several energy sector holdings also produced positive results for the Fund, including Chevron Corp., Exxon Mobil Corp. and Halliburton Co. Chevron and Exxon benefited from the rising price of oil and natural gas both early in the

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
3 | OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
period and as the period came to a close, after a significant dip in prices over the middle of the period. Chevron announced a new natural discovery by its Australian unit and outlined plans for 2012 to be a year of major investment for the company in large natural gas-related exploration and production projects. Exxon continued to seek new growth opportunities in its exploration and production efforts and continued building upon its already impressive revenue stream. Energy-services company Halliburton performed well early in the period and we closed out of our position.
     Within the consumer staples sector, household products manufacturer Church & Dwight Co., Inc. performed well as the market reacted positively to its solid increase in profit and plan to raise prices on selected products. Lastly, information technology stock National Semiconductor Corp. contributed significantly to performance as it was acquired by Texas Instruments during the period. The Fund did not hold a position in Texas Instruments at period end.
Top Individual Detractors
The Goldman Sachs Group, Inc. was the most significant detractor from performance this reporting period. Goldman’s stock price declined primarily due to increased regulation in the financial industry and uncertainty over its eventual implementation, which reduced the outlook for profit growth for many financial firms, particularly in the investment banking sector. A weak global economy and investment banks’ exposure to the Eurozone also gave investors pause. Other holdings in the financials sector that hurt performance this period included MetLife, Inc. and JPMorgan Chase & Co.
     Within industrials, the negative market outlook for machinery companies in a weakening global economy resulted in declines for the Fund’s position in Ingersoll-Rand, which experienced a shortfall in expected demand for its HVAC (heating, ventilation and air conditioning) products. We exited our position in the stock by period end. Consumer discretionary stock Ford Motor Co. came under selling pressure, due in part to rising concern that consumer spending would suffer in the event of a double-dip recession. The Fund also experienced declines through its investment in information technology stock Research in Motion Ltd. Research in Motion issued a weak performance outlook and quarterly results, and also announced a delay in its next generation of BlackBerry smartphones. We exited our position.
Outlook
At period end, investors generally remain wary of risk. The markets are pricing in a great deal of uncertainty, whether that uncertainty lies with the outcomes of the debates in the U.S. Congress over debt reduction or the political upheavals across much of Europe. Weak GDP numbers in multiple regions of the globe have raised questions around whether the fragile global economic recovery has reversed course and begun a slide back into recession. Concerns exist that slow or negative growth will negatively impact consumer sentiment and spending habits, leading to further weakness in the global economy and the markets.
     Improving unemployment figures in the U.S. offer some degree of optimism for the U.S economy. Measures being undertaken in Europe to shore up the euro and the Eurozone may help to stem in 2012 some of the significant market volatility we saw in 2011. Despite the market volatility we have witnessed of late, we remain confident in our investment approach. We will continue to search for companies that, in our view, offer strong earnings prospects and are trading at attractive valuations. We believe that moments like these can lead to significant investment opportunities where solid companies are undervalued and which we can purchase at a bargain price. While current global political and economic conditions are causing significant market fluctuations, we have not changed our long-term approach to investing and believe that reacting strongly to short-term market gyrations is rarely warranted or a prudent investment strategy.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
4 | OPPENHEIMER VALUE FUND/VA

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. In the case of Non-Service shares, performance is measured from inception of the Class on January 2, 2003. In the case of Service shares, performance is measured from inception of the Class on September 18, 2006. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the Russell 1000 Value Index, an unmanaged index of equity securities of large capitalization value companies. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
5 | OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results.
The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
6 | OPPENHEIMER VALUE FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2011	December 30, 2011	December 30, 2011

Actual
Non-Service shares	$1,000.00	$886.90	$3.79
Service shares	1,000.00	903.10	5.02

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.06	4.06
Service shares	1,000.00	1,019.80	5.33
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%
Service shares	1.05
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
7 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—95.1%
Consumer Discretionary—9.6%
Automobiles—1.5%
Ford Motor Co.[1]	9,900	$106,524
Household Durables—1.9%
Mohawk Industries, Inc.[1]	2,270	135,860
Media—3.6%
Comcast Corp., Cl. A	6,700	158,857
Viacom, Inc., Cl. B	1,990	90,366

		249,223
Multiline Retail—2.2%
Target Corp.	3,030	155,197
Specialty Retail—0.4%
Talbots, Inc. (The)[1]	10,180	27,079
Consumer Staples—8.0%
Beverages—3.3%
Coca-Cola Co. (The)	3,330	233,000
Food & Staples Retailing—2.2%
Wal-Mart Stores, Inc.	2,580	154,181
Household Products—2.5%
Church & Dwight Co., Inc.	3,710	169,770
Energy—12.8%
Energy Equipment & Services—0.7%
Nabors Industries Ltd.[1]	2,930	50,806
Oil, Gas & Consumable Fuels—12.1%
Apache Corp.	700	63,406
Chevron Corp.	3,890	413,896
Exxon Mobil Corp.	2,094	177,487
Penn West Petroleum Ltd.	3,930	77,814
Royal Dutch Shell plc, ADR	1,530	111,828

		844,431
Financials—20.2%
Capital Markets—2.6%
Goldman Sachs Group, Inc. (The)	2,010	181,764
Commercial Banks—10.4%
CIT Group, Inc.[1]	3,320	115,768
M&T Bank Corp.	1,860	141,992
U.S. Bancorp	8,940	241,827
Wells Fargo & Co.	8,130	224,063

		723,650
Diversified Financial Services—2.2%
JPMorgan Chase & Co.	4,580	152,285
Insurance—5.0%
ACE Ltd.	2,310	161,977
MetLife, Inc.	6,080	189,574

		351,551
Health Care—15.7%
Biotechnology—2.6%
Gilead Sciences, Inc.[1]	4,450	182,139
Health Care Equipment & Supplies—4.0%
Medtronic, Inc.	7,380	282,285
Health Care Providers & Services—6.6%
HCA Holdings, Inc.[1]	5,420	119,403
Humana, Inc.	1,640	143,680
UnitedHealth Group, Inc.	2,270	115,044
WellPoint, Inc.	1,230	81,488

		459,615
Pharmaceuticals—2.5%
Pfizer, Inc.	8,150	176,366
Industrials—5.7%
Electrical Equipment—2.2%
Cooper Industries plc	2,840	153,786
Industrial Conglomerates—2.1%
Tyco International Ltd.	3,090	144,334
Trading Companies & Distributors—1.4%
AerCap Holdings NV1	9,010	101,723
Information Technology—9.0%
Communications Equipment—1.7%
Juniper Networks, Inc.[1]	5,790	118,174
Computers & Peripherals—0.9%
Hewlett-Packard Co.	2,570	66,203
Internet Software & Services—1.1%
VeriSign, Inc.	2,270	81,084
Semiconductors & Semiconductor Equipment—1.2%
Xilinx, Inc.	2,590	83,035
Software—4.1%
Microsoft Corp.	6,100	158,356
Oracle Corp.	4,890	125,429

		283,785
Materials—4.1%
Chemicals—2.6%
Celanese Corp., Series A	1,760	77,915
Mosaic Co. (The)	1,980	99,851

		177,766
Containers & Packaging—1.5%
Rock-Tenn Co., Cl. A	1,840	106,168
Telecommunication Services—2.9%
Diversified Telecommunication Services—1.3%
AT&T, Inc.	2,912	88,059
Wireless Telecommunication Services—1.6%
Vodafone Group plc, Sponsored ADR	4,130	115,764
8 | OPPENHEIMER VALUE FUND/VA

	Shares	Value

Utilities—7.1%
Electric Utilities—3.5%
American Electric Power Co., Inc.	2,110	$87,164
Edison International, Inc.	3,720	154,008

		241,172
Energy Traders—1.3%
GenOn Energy, Inc.[1]	33,520	87,487
Multi-Utilities—2.3%
Public Service Enterprise Group, Inc.	4,970	164,059

Total Common Stocks (Cost $6,390,152)		6,648,325

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.1%
Chicago Board Options Exchange Volatility Index Call[1]	1/18/12	$40.000	30	1,200
Chicago Board Options Exchange Volatility Index Call[1]	1/18/12	42.500	20	700
Chicago Board Options Exchange Volatility Index Call[1]	2/15/12	40.000	20	2,000
Chicago Board Options Exchange Volatility Index Call[1]	2/15/12	42.500	10	800

Total Options Purchased (Cost $18,849)				4,700

	Shares	Value

Investment Company—5.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3] (Cost $374,186)	374,186	$374,186
Total Investments, at Value (Cost $6,783,187)	100.5%	7,027,211
Liabilities in Excess of Other Assets	(0.5)	(37,778)

Net Assets	100.0%	$6,989,433

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	230,823	3,758,508	3,615,145	374,186

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$374,186	$623

3.	Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
9 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$673,883	$—	$—	$673,883
Consumer Staples	556,951	—	—	556,951
Energy	895,237	—	—	895,237
Financials	1,409,250	—	—	1,409,250
Health Care	1,100,405	—	—	1,100,405
Industrials	399,843	—	—	399,843
Information Technology	632,281	—	—	632,281
Materials	283,934	—	—	283,934
Telecommunication Services	203,823	—	—	203,823
Utilities	492,718	—	—	492,718
Options Purchased	4,700	—	—	4,700
Investment Company	374,186	—	—	374,186

Total Assets	$7,027,211	$—	$—	$7,027,211

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
10 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,409,001)	$6,653,025
Affiliated companies (cost $374,186)	374,186

7,027,211
Cash	10,940
Receivables and other assets:
Dividends	11,609
Other	6,985

Total assets	7,056,745

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	22,042
Legal, auditing and other professional fees	20,001
Shareholder communications	15,426
Trustees’ compensation	5,055
Distribution and service plan fees	1,410
Transfer and shareholder servicing agent fees	594
Other	2,784

Total liabilities	67,312

Net Assets	$6,989,433

Composition of Net Assets
Par value of shares of beneficial interest	$724
Additional paid-in capital	8,021,828
Accumulated net investment income	75,254
Accumulated net realized loss on investments and foreign currency transactions	(1,352,402)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	244,029

Net Assets	$6,989,433

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $104,481 and 13,056 shares of beneficial interest outstanding)	$8.00
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $6,884,952 and 710,734 shares of beneficial interest outstanding)	$9.69

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
11 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,691)	$160,618
Affiliated companies	623
Interest	5

Total investment income	161,246

Expenses
Management fees	56,629
Distribution and service plan fees — Service shares	18,625
Transfer and shareholder servicing agent fees:
Non-Service shares	101
Service shares	7,450
Shareholder communications:
Non-Service shares	352
Service shares	21,015
Legal, auditing and other professional fees	23,480
Trustees’ compensation	7,567
Administration service fees	1,500
Custodian fees and expenses	677
Other	6,089

Total expenses	143,485
Less waivers and reimbursements of expenses	(64,465)

Net expenses	79,020

Net Investment Income	82,226

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	605,487
Closing and expiration of option contracts written	(4,653)
Foreign currency transactions	40

Net realized gain	600,874
Net change in unrealized appreciation/depreciation on:
Investments	(1,040,606)
Translation of assets and liabilities denominated in foreign currencies	5

Net change in unrealized appreciation/depreciation	(1,040,601)

Net Decrease in Net Assets Resulting from Operations	$(357,501)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER VALUE FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$82,226	$60,182
Net realized gain	600,874	524,533
Net change in unrealized appreciation/depreciation	(1,040,601)	356,769

Net increase (decrease) in net assets resulting from operations	(357,501)	941,484
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(904)	(479)
Service shares	(66,745)	(64,271)

	(67,649)	(64,750)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	17,714	42,114
Service shares	(6,322)	(1,058,473)

	11,392	(1,016,359)
Net Assets
Total decrease	(413,758)	(139,625)
Beginning of period	7,403,191	7,542,816

End of period (including accumulated net investment income of $75,254 and $60,637, respectively)	$6,989,433	$7,403,191

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.49	$7.22	$4.99	$11.73	$11.58

Income (loss) from investment operations:
Net investment income[2]	.15	.11	.11	.12	.10
Net realized and unrealized gain (loss)	(.56)	1.24	2.14	(4.44)	.59

Total from investment operations	(.41)	1.35	2.25	(4.32)	.69

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.08)	(.02)	(2.42)	(.10)
Distributions from net realized gain	—	—	—	—	(.44)

Total dividends and/or distributions to shareholders	(.08)	(.08)	(.02)	(2.42)	(.54)

Net asset value, end of period	$8.00	$8.49	$7.22	$4.99	$11.73

Total Return, at Net Asset Value[3]	(4.93)%	18.85%	45.08%	(36.43)%	5.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104	$92	$38	$6	$1,728

Average net assets (in thousands)	$101	$57	$20	$857	$2,753

Ratios to average net assets:[4]
Net investment income	1.78%	1.46%	1.75%	1.07%	0.80%
Total expenses[5]	1.83%	2.05%	2.30%	1.48%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.57%	0.85%	1.25%	1.25%

Portfolio turnover rate	86%	109%	122%	175%	142%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.83%
Year Ended December 31, 2010	2.05%
Year Ended December 31, 2009	2.31%
Year Ended December 31, 2008	1.48%
Year Ended December 31, 2007	1.49%
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER VALUE FUND/VA

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$10.23	$8.99	$6.79	$11.75	$11.57

Income (loss) from investment operations:
Net investment income[2]	.11	.08	.09	.08	.06
Net realized and unrealized gain (loss)	(.56)	1.24	2.12	(4.97)	.60

Total from investment operations	(.45)	1.32	2.21	(4.89)	.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.08)	(.01)	(.07)	(.04)
Distributions from net realized gain	—	—	—	—	(.44)

Total dividends and/or distributions to shareholders	(.09)	(.08)	(.01)	(.07)	(.48)

Net asset value, end of period	$9.69	$10.23	$8.99	$6.79	$11.75

Total Return, at Net Asset Value[3]	(4.48)%	14.81%	32.57%	(41.62)%	5.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,885	$7,311	$7,505	$4,690	$6,481

Average net assets (in thousands)	$7,449	$7,008	$5,501	$5,561	$3,527

Ratios to average net assets:[4]
Net investment income	1.08%	0.85%	1.10%	0.84%	0.49%
Total expenses[5]	1.90%	2.08%	2.17%	2.13%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	0.93%	1.15%	1.50%	1.50%

Portfolio turnover rate	86%	109%	122%	175%	142%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	2.08%
Year Ended December 31, 2009	2.18%
Year Ended December 31, 2008	2.13%
Year Ended December 31, 2007	1.63%
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Value Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
16 | OPPENHEIMER VALUE FUND/VA

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
17 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$82,579	$—	$1,290,536	$179,891

1.	As of December 30, 2011, the Fund had $1,204,711 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$204,829
2017	999,882

Total	$1,204,711

2.	As of December 30, 2011, the Fund had $85,825 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $652,156 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $446,612 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase
Increase	to Accumulated
to Accumulated	Net Realized
Net Investment	Loss on
Income	Investments

$40	$40
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$67,649	$64,750
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following
18 | OPPENHEIMER VALUE FUND/VA

table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,861,475
Federal tax cost of other investments	(14,150)

Total federal tax cost	$6,847,325

Gross unrealized appreciation	$667,294
Gross unrealized depreciation	(487,403)

Net unrealized appreciation	$179,891

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts
19 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	4,906	$40,931	6,745	$50,146
Dividends and/or distributions reinvested	101	904	65	479
Redeemed	(2,787)	(24,121)	(1,196)	(8,511)

Net increase	2,220	$17,714	5,614	$42,114

Service Shares
Sold	114,846	$1,183,318	108,649	$1,008,324
Dividends and/or distributions reinvested	6,285	66,745	7,063	64,271
Redeemed	(125,191)	(1,256,385)	(235,966)	(2,131,068)

Net decrease	(4,060)	$(6,322)	(120,254)	$(1,058,473)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$6,276,087	$6,309,695
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $7,566 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the
20 | OPPENHEIMER VALUE FUND/VA

Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $1,028 and $63,072 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $365 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
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NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of December 30, 2011 are as follows:

Asset Derivatives
Derivatives Not Accounted for
as Hedging Instruments	Statement of Assets and Liabilities Location	Value

Volatility contracts	Investments, at value	$4,700*

*	Amounts relate to purchased options.
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The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for	Investments from	Closing and expiration of
as Hedging Instruments	unaffiliated companies*	option contracts written	Total

Equity contracts	$21,613	$(4,653)	$16,960
Volatility contracts	(1,137)	—	(1,137)

Total	$20,476	$(4,653)	$15,823

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted
for as Hedging Instruments	Investments*

Volatility contracts	$(14,149)

*	Includes purchased option contracts and purchased swaption contracts, if any.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $2,884 and $567 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $90 on written put options.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Written option activity for the year ended December 30, 2011 was as follows:

	Put Options
	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2010	—	$—
Options written	24	940
Options closed or expired	(24)	(940)

Options outstanding as of December 30, 2011	—	$—

6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these
24 | OPPENHEIMER VALUE FUND/VA

matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Value Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
26 | OPPENHEIMER VALUE FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mitch Williams, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s
28 | OPPENHEIMER VALUE FUND/VA

historical performance to relevant market indices and to the performance of other large-cap value funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe during the one-, three-, and five-year Lipper periods.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap value funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This voluntary expense limitation my not be amended or withdrawn until one year after the date of prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
29 | OPPENHEIMER VALUE FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2002) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2002) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2002) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 2002) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
31 | OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Continued	Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2002) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
32 | OPPENHEIMER VALUE FUND/VA

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Williams, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Mitch Williams, Vice President (since 2008) Age: 43	Vice President of the Manager (since July 2006) and a Senior Research Analyst of the Manager (since April 2002); a Chartered Financial Analyst. Prior to joining the manager, Vice President and Research Analyst for Evergreen Funds (October 2000-January 2002). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003- October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.
33 | OPPENHEIMER VALUE FUND/VA

OPPENHEIMER VALUE FUND/ VA
A Series of Oppenheimer Variable Account Funds

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates llp

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
©2012 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $327,200 in fiscal 2011 and 2010.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $414,870 in fiscal 2011 and $342,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise exams, attestation and compliance procedures.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $6,190 in fiscal 2011 and $50,311 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $421,060 in fiscal 2011 and $393,211 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/9/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/9/2012

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	2/9/2012